Exhibit 10.3

Execution Version

CONSENT AGREEMENT TO AMENDMENT NO. 2 TO

CREDIT AGREEMENT

THIS CONSENT AGREEMENT, dated as of June 15, 2023 (this “Consent”), to Amendment No. 2 to Credit Agreement, dated as of April 17, 2023 (the “Second Amendment Agreement”), by and among ATI Holdings Acquisition, Inc., a Delaware corporation (the “Borrower”), Wilco Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), each Subsidiary Guarantor (as defined in the Existing Credit Agreement referred to in the Second Amendment Agreement) party hereto (together with Holdings, the “Guarantors”), the Lenders (as defined in the Existing Credit Agreement) executing this Consent as a “Lender” on the signature pages hereto (the “Consenting Lenders”), HPS Investment Partners, LLC (“HPS”), as Lender Representative (as defined in the Existing Credit Agreement) (the “Lender Representative”), and Barclays Bank PLC (“Barclays”), as Administrative Agent (as defined in the Existing Credit Agreement) (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, certain Crossholder Lenders (as defined in the Second Amendment Agreement) have agreed to invest the proceeds of the interest payment made on their respective Specified Existing Term Loans on May 31, 2023 in additional Second Lien PIK Notes to be issued by the Borrower on the Second Amendment Effective Date;

WHEREAS, in connection therewith, Holdings, Borrower, the Second Lien Purchaser Representative (as defined in the Second Amendment Agreement) and the Purchasers (as defined in the Amended Second Lien Note Purchase Agreement referred to below) have agreed to amend the Second Lien Note Purchase Agreement, dated April 17, 2023 (the “Existing Second Lien Note Purchase Agreement”) pursuant to that certain First Amendment thereto dated as of June 15, 2023 (the “First Amendment to Second Lien Note Purchase Amendment”), by and among Holdings, the Borrower, the Second Lien Purchaser Representative and the Crossholder Lenders and Consenting Preferred Equityholders (as defined in the Second Amendment Agreement) party thereto as Purchasers (the Existing Second Lien Note Purchase Agreement, as amended by the First Amendment to Second Lien Note Purchase Amendment, the “Amended Second Lien Note Purchase Agreement”) to provide for the issuance of additional Second Lien PIK Notes thereunder in the aggregate amount of $3,243,302.02 (the “Additional Second Lien PIK Notes”) thereunder on the Second Amendment Effective Date;

WHEREAS, the Borrower has requested an amendment to the Second Amendment Agreement to replace the Amended Credit Agreement attached as Exhibit A thereto with the Revised Amended Credit Agreement (as defined below) in order to permit the issuance of the Additional Second Lien PIK Notes; and

WHEREAS, the Borrower, the Guarantors, the Lender Representative, the Administrative Agent and the Consenting Lenders constituting the Required Lenders and the Required Revolving Lenders desire to memorialize the terms of this Consent in accordance with Section 9.02 of the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.          Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Second Amendment Agreement.

SECTION 2.          Amendments.   The Second Amendment Agreement is hereby amended as follows:

(a)          Section 7(b) of the Second Amendment Agreement is hereby amended and restated in its entirety to read as follows:

(b)            Initial Budget. The Administrative Agent and the Lender Representative shall have received an initial budget for the Borrower in substantially the form agreed by the Borrower, the Lender Representative and Barclays, as a Revolving Lender, prior to the date hereof; provided, that, it is understood and agreed that such initial budget shall not be required to include a 13-week statement of anticipated cash receipts and disbursements.

(b)          The Amended Credit Agreement attached as Exhibit A to the Second Amendment Agreement is hereby amended as follows:

(i)             Section 1.01 of the Amended Credit Agreement is hereby amended add the following new definitions in the alphabetically appropriate order:

  “First Amendment to Second Lien Note Purchase Agreement” has the meaning assigned to such term in the definition of Second Lien Note Purchase Agreement.

  “Specified Crossholder Lenders” means Lenders affiliated with, managed or advised by Knighthead Capital Management, LLC and Marathon Asset Management LP, respectively.

  “Subsequent Crossholder Lender Term Loan Exchange and Cancellation” has the meaning assigned to such term in Section 2.01(a).

  “Subsequent Specified Existing Term Loans” has the meaning assigned to such term in Section 2.01(a).

(ii)            Section 1.01 of the Amended Credit Agreement is hereby amended to restate the definitions of “Cash Flow Forecast” and “Second Lien Note Purchase Agreement”, respectively, in their entirety as follows:

  “Cash Flow Forecast” means the 13-week cash flow forecast delivered pursuant to Section 8(a) of the Second Amendment and Section 5.01(j).

  “Second Lien Note Purchase Agreement” means the Second Lien Note Purchase Agreement dated as of April 17, 2023 among Parent, as issuer, Intermediate Parent, Holdings, the Borrower, the Second Lien Noteholders and the Second Lien Agent, as amended by the First Amendment to Second Lien Note Purchase Agreement dated as of June 15, 2023 (the “First Amendment to Second Lien Note Purchase Agreement”), and as further amended, restated, supplemented and otherwise modified from time to time in a manner not prohibited by this Agreement and the Second Lien Intercreditor and Subordination Agreement.

(iii)           Section 2.01 of the Amended Credit Agreement is hereby amended as follows:

(A)	The second paragraph thereto is hereby restated in its entirety as follows:

“On the Second Amendment Effective Date, an aggregate principal amount of $100,000,000 of Term Loans (the “Specified Existing Term Loans”) held by Crossholder Lenders shall be purchased by Parent, which Specified Term Loans shall be (A) immediately contributed by Parent to Intermediate Parent, (B) immediately thereafter contributed by Intermediate Parent to Holdings, and (C) immediately thereafter contributed by Holdings to the Borrower, and immediately thereafter the Specified Existing Term Loans shall be automatically and immediately cancelled (without the need for any action by any Person) pursuant to the Crossholder Lender Term Loan Exchange and Cancellation.”

(B)	A third paragraph thereto is hereby added as follows:

“After the Second Amendment Effective Date, it is anticipated that an additional aggregate principal amount not exceeding $650,000 of Term Loans (the “Subsequent Specified Existing Term Loans”) held by the Specified Crossholder Lenders may be purchased by Parent, and upon such purchase the Subsequent Specified Existing Term Loans will be (A) immediately contributed by Parent to Intermediate Parent, (B) immediately thereafter contributed by Intermediate Parent to Holdings, and (C) immediately thereafter contributed by Holdings to the Borrower, and immediately thereafter the Subsequent Specified Existing Term Loans shall be automatically and immediately cancelled (without the need for any action by any Person) (the foregoing transactions with respect to the Subsequent Specified Existing Term Loans, the “Subsequent Crossholder Lender Term Loan Exchange and Cancellation”).

(iv)           The second to last paragraph of Section 5.01 of the Amended Credit Agreement is hereby amended by modifying the reference therein to Section 5.01(h) to Section 5.01(l).

(v)            Section 5.01(j) of the Amended Credit Agreement is hereby restated in its entirety as follows:

  “(j)        Cash Flow Forecasts.  Not later than the Thursday of the last calendar week of each calendar month during the Cash Flow Reporting Period, a rolling 13 week cash flow projection of the Borrower and its subsidiaries on a consolidated basis, each substantially in a form consistent with the Cash Flow Forecast delivered under Section 8(a) of the Second Amendment or otherwise in form and detail reasonably satisfactory to the Administrative Agent and the Lender Representative, together with a variance report showing on a line item basis the dollar variance of actual cash disbursements and cash receipts versus the Cash Flow Forecast that was most recently provided; it being understood and agreed that (1) the requirements set forth in this clause (j) shall not apply if the delivery date therefor does not occur during a Cash Flow Reporting Period and (2) for the avoidance of doubt, the determination of whether a Default or Event of Default has occurred under Section 6.15 shall not be based solely on the information contained in any Cash Flow Forecast delivered pursuant to this Section 5.01(j);”

(v)            Section 6.01(w) of the Amended Credit Agreement is hereby restated in its entirety as follows:

  “(w)       (A) Indebtedness of the Loan Parties under the Second Lien PIK Notes and the Second Lien Note Documents and (B) subordinated Indebtedness of the Loan Parties that is either (x) secured by a Lien on the Collateral that is junior to the Lien on the Collateral securing the Secured Obligations or (y) unsecured; provided that (i) the aggregate outstanding principal amount of all Indebtedness permitted under this Section 6.01(w) shall not exceed the sum of (1) the aggregate principal amount of the Second Lien PIK Notes issued on the Second Amendment Effective Date, which amount under this clause (1) shall not exceed $100,000,000, plus (2) the aggregate principal amount of Second Lien PIK Notes consisting of “First Amendment Notes” issued on the Second Amendment Effective Date, which amount under this clause (2) shall not exceed $3,243,302.02, plus (3) the aggregate principal amount of the Second Lien PIK Notes issued after the Second Amendment Effective Date in connection with the Subsequent Crossholder Lender Term Loan Exchange and Cancellation, which amount under this clause (3) shall not exceed $650,000, plus (4) the aggregate principal amount of the Second Lien PIK Notes issued under Section 2.03 of the Second Lien Note Purchase Agreement after the Second Amendment Effective Date, which amount under this clause (4) shall not exceed $25,000,000, plus (5) $150,000,000 of additional Indebtedness issued after the Second Amendment Effective Date (which, for the avoidance of doubt, may be in the form of additional Second Lien PIK Notes) plus (6) the amount of interest on the Indebtedness described in the foregoing clauses (1) through (5) that is paid in kind; (ii) the issuer of the Second Lien PIK Notes and other Indebtedness permitted under this Section 6.01(w) shall be the Parent; (iii) such Indebtedness shall not contain any amortization or require any payments in cash prior to the date that is at least 181 days after the Initial Term Loan Maturity Date (other the payments contemplated by clauses (i) and (ii) of Section 6.04(c)); (iv) such Indebtedness shall not have a final maturity date prior to the date that is at least 181 days after the Initial Term Loan Maturity Date; (v) the obligors on such Indebtedness shall be Loan Parties or Parent Loan Guarantors; (vi) the proceeds of Indebtedness under this Section 6.01(w) shall be used solely for the general corporate purposes of the Borrower and its Restricted Subsidiaries (other than for making any Restricted Payment, any Restricted Debt Payment, or any payment to any Affiliate of the Borrower (other than payments solely among the Borrower and its Restricted Subsidiaries and, if applicable, Affiliated Practices) which are not permitted use of proceeds of such Indebtedness); (vii) in the case of additional Second Lien PIK Notes issued after the Second Amendment Effective Date or Indebtedness incurred under clause (B), the terms of such Indebtedness must be substantially consistent with the Second Lien Note Purchase Agreement or otherwise reasonably acceptable to the Lender Representative and the Administrative Agent, other than with respect to (A) conversion mechanics of such Indebtedness into Capital Stock of Parent or any direct or indirect parent company thereof, (B) interest and/or fees to the extent payable solely in kind by increasing the aggregate principal amount of such Indebtedness and not in cash and (C) conditions precedent to borrowing thereunder; and (viii) the Second Lien PIK Notes and all other Indebtedness permitted under this Section 6.01(w) shall be subordinated in right of payment to the Obligations and, if secured, shall be secured solely on Collateral and subordinated in right of Lien priority to the Liens securing the Obligations, in each case, under and subject to the Second Lien Intercreditor and Subordination Agreement (or, in the case of such other Indebtedness incurred under clause (B), another Intercreditor Agreement under clause (i) of the definition thereof);”

(vi)         The second to last paragraph of Section 9.05 of the Amended Credit Agreement is hereby restated in its entirety as follows:

“Notwithstanding the foregoing or anything to the contrary contained herein, (i) the Crossholder Lender Term Loan Exchange and Cancellation may be consummated on the Second Amendment Effective Date and (ii) the Subsequent Crossholder Lender Term Loan Exchange and Cancellation may be consummated in accordance with Section 2.01(a) after the Second Amendment Effective Date.”

(c)          In furtherance of the foregoing amendments to the Amended Credit Agreement set forth in Section 2(b), the Second Amendment Agreement is hereby amended to replace the document set forth on Exhibit A thereto with the document set forth on Exhibit A hereto (the “Revised Amended Credit Agreement”).

(d)         For all purposes of the Second Amendment Agreement, (i) references to the “amendments to the Existing Credit Agreement” and “Amended Credit Agreement” shall be deemed to refer to the Revised Amended Credit Agreement and (ii) references to the “Second Lien Note Purchase Agreement” shall be deemed to refer to the Amended Second Lien Note Purchase Agreement.  On the Second Amendment Effective Date, subject to the satisfaction of the conditions to effectiveness specified in Section 7 of the Second Amendment Agreement (as amended hereby), each party hereto hereby consents to (i) the amendment of the Existing Credit Agreement as set forth in the Revised Amended Credit Agreement and (ii) the amendments to the Second Amendment Agreement as set forth in this Section 2.

SECTION 3.          Effects on Loan Documents.

(a)         On and after the Second Amendment Effective Date, each reference in any Loan Document to “the Credit Agreement” shall mean and be a reference to the Revised Amended Credit Agreement and each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall mean and be a reference to the Revised Amended Credit Agreement.

(b)         Except as specifically amended hereby, all Loan Documents (including the Loan Guaranties and all Collateral Documents) and the obligations of the Loan Parties under the Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall not be affected by this Consent.  Each Loan Party hereby acknowledges and agrees that, after giving effect to this Consent, all of its respective obligations, guarantees, pledges, grants of Liens, liabilities and other agreements or commitments under the Loan Documents to which it is a party, as such obligations, guarantees, pledges, grants of Liens, liabilities and other agreements or commitments are reaffirmed, and remain in full force and effect.

(c)        The Borrower and the other parties hereto acknowledge and agree that, on and after the Second Amendment Effective Date, this Consent shall constitute a Loan Document for all purposes of the Revised Amended Credit Agreement.

SECTION 4.         APPLICABLE LAW.  THIS CONSENT (OTHER THAN AS EXPRESSLY SET FORTH IN ANY OTHER LOAN DOCUMENT) AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS CONSENT (OTHER THAN AS EXPRESSLY SET FORTH IN ANY OTHER LOAN DOCUMENT), WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Revised Amended Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 5.          Miscellaneous.

(a)         This Consent shall be binding upon and inure to the benefit of the Loan Parties and their respective successors and permitted assigns, and upon the Administrative Agent and the Lenders and their respective successors and permitted assigns.

(b)         To the extent permitted by applicable Requirements of Law, any provision of this Consent held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(c)          This Consent may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Consent by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Consent.  It is understood and agreed that, subject to any Requirement of Law, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state laws based on the Uniform Electronic Transactions Act.

(d)         The Consenting Lenders constituting the Required Lenders and the Required Revolving Lenders, hereby direct the Administrative Agent to execute this Consent.  In reliance on the direction by the Consenting Lenders constituting the Required Lenders and the Required Revolving Lenders, and the provisions of Articles 8 and 9 of the Credit Agreement, the Administrative Agent has executed this Consent.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Consent as of the date first above written.

WILCO INTERMEDIATE HOLDING, INC., as Holdings

By:	/s/ Joseph Jordan
Name: Joseph Jordan
Title: Chief Financial Officer

ATI HOLDINGS ACQUISITION, INC., as the Borrower

By:	/s/ Joseph Jordan
Name: Joseph Jordan
Title: Chief Financial Officer

[Signature Page to Consent to Amendment No. 2]

Subsidiary Guarantors:

ATI HOLDINGS OF ALABAMA, LLC
IDEAL PHYSICAL THERAPY OF TEXAS, LLC
ATI HOLDINGS, INC.
TOUCHSTONE HOLDCO LLC
ATI HOLDINGS MISSOURI, LLC
PROAXIS THERAPY, LLC
ADIENT ALASKA, LLC
THI OF NEVADA AT DESERT VALLEY THERAPY, LLC
ATI HOLDINGS OF ARIZONA, LLC
ATI HOLDINGS, LLC
ATHLETIC & THERAPEUTIC INSTITUTE OF BOLINGBROOK, LLC
ATHLETIC & THERAPEUTIC INSTITUTE OF NAPERVILLE, LLC
ATHLETIC & THERAPEUTIC INSTITUTE OF MILWAUKEE, LLC
ATHLETIC & THERAPEUTIC INSTITUTE OF BOURBONNAIS, LLC
OHIO CENTERS FOR HAND AND PHYSICAL REHABILITATION, LLC
ADVANCED PHYSICAL THERAPY, LLC
COMMUNITY REHAB OF IOWA, LLC
PERFORMANCE REHABILITATION OF WESTERN NEW ENGLAND, LLC
MICHIGAN REHABILITATION SPECIALISTS OF FOWLERVILLE, LLC
QUANTUM PHYSICAL THERAPY CENTERS – YPSILANTI LLC
COMMUNITY REHAB, LLC
NEW CENTURY REHABILITATION, LLC
PHYSICAL THERAPY AT DAWN, LLC
ERHARDT PHYSICAL THERAPY AND SPORTS MEDICINE, LLC
WILLAMETTE SPINE CENTER PHYSICAL THERAPY AND REHABILITATION, LLC
MCMINNVILLE PHYSICAL THERAPY & SPORTS MEDICINE, LLC
PROAXIS GREENVILLE, LLC
PROAXIS THERAPY NC, LLC
PROAXIS THERAPY SC, LLC
MCM REHABILITATION, LLC
APPLE PHYSICAL THERAPY, LLC

By:	/s/ Joseph Jordan
Name: Joseph Jordan
Title: Chief Financial Officer

[Signature Page to Consent to Amendment No. 2]

BARCLAYS BANK PLC,
as Administrative Agent

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

[Signature Page to Consent to Amendment No. 2]

REVOLVING LENDERS

BARCLAYS BANK PLC, as a Revolving Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

[Signature Page to Consent to Amendment No. 2]

HPS INVESTMENT PARTNERS, LLC,
as Lender Representative

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

[Signature Page to Consent to Amendment No. 2]

TERM LENDERS

HPS SPECIALTY LOAN FUND V, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

HPS SPECIALTY LOAN FUND V-L, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

SLIF V HOLDINGS, LLC, as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

HPS SPECIALTY LOAN EUROPE FUND V, SCSP, as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

[Signature Page to Consent to Amendment No. 2]

HPS SPECIALTY LOAN ONTARIO FUND V, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

HPS SPECIALTY LOAN MASTER FUND (EUR) V L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

MORENO STREET DIRECT LENDING FUND, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

SPECIALTY LOAN VG FUND, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

[Signature Page to Consent to Amendment No. 2]

FALCON CREDIT FUND, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

SAFETY NATIONAL CASUALTY CORPORATION, as a Lender
By: HPS Investment Partners, LLC, as Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

HALITE 2020 DIRECT LIMITED, as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

HC DIRECT LENDING FUND, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

[Signature Page to Consent to Amendment No. 2]

HPS OCOEE SPECIALTY LOAN FUND, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

HPS ELBE UNLEVERED DIRECT LENDING FUND SCSP, as a Lender
By: HPS Investment Partners, LLC, its Portfolio Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

HPS SPECIALTY LOAN FUND TX, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY, as a Lender
By: HPS Investment Partners, LLC, as Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

[Signature Page to Consent to Amendment No. 2]

BUILD PRIVATE CREDIT, L.P., as a Lender
By: HPS Investment Partners, LLC, as Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

HPS CORPORATE LENDING FUND, as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

CACTUS DIRECT HOLDINGS, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

SLF CX-2 HOLDINGS, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

BRICKYARD DIRECT HOLDINGS, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

[Signature Page to Consent to Amendment No. 2]

SLF V INTERNATIONAL-L HOLDINGS, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

SLF V-L HOLDINGS, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

SLF V-L HOLDINGS B, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

SLF V INTERNATIONAL-L HOLDINGS B, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

[Signature Page to Consent to Amendment No. 2]

PRESIDIO LOAN HOLDINGS, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

VG HPS PRIVATE DEBT FUND L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

[Signature Page to Consent to Amendment No. 2]

SIP V ONSHORE HOLDINGS MASTER L.P., as a Lender
By: HPS Strategic Investment Management V, LLC, its investment manager
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Garrett Cockren
Name: Garrett Cockren
Title: Managing Director

SIP V HOLDINGS MASTER L.P., as a Lender
By: HPS Strategic Investment Management V, LLC, its investment manager
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Garrett Cockren
Name: Garrett Cockren
Title: Managing Director

SIP V AP HOLDINGS MASTER L.P., as a Lender
By: HPS Strategic Investment Management V, LLC, its investment manager
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Garrett Cockren
Name: Garrett Cockren
Title: Managing Director

[Signature Page to Consent to Amendment No. 2]

CROSSHOLDER LENDERS

KHSU SPV LP LLC, as a Lender

By:	/s/ Laura Torrado
Name: Laura L. Torrado
Title: General Counsel

KNIGHTHEAD MASTER FUND, L.P., as a Lender

By: Knighthead Capital Management, LLC, its investment manager

By:	/s/ Laura Torrado
Name: Laura L. Torrado
Title: General Counsel

KNIGHTHEAD (NY) FUND, L.P., as a Lender

By: Knighthead Capital Management, LLC, its investment manager

By:	/s/ Laura Torrado
Name: Laura L. Torrado
Title: General Counsel

KNIGHTHEAD Distressed Opportunities Fund, LP, as a Lender

By: Knighthead Capital Management, LLC, its investment manager

By:	/s/ Laura Torrado
Name: Laura L. Torrado
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

MARATHON DISTRESSED CREDIT MASTER FUND, as a Lender

By:	/s/ Lou Hanover
Name: Lou Hanover
Title: Managing Partner

MARATHON STEPSTONE MASTER FUND LP, as a Lender

By:	/s/ Lou Hanover
Name: Lou Hanover
Title: Managing Partner

MCSP SUB, LLC, as a Lender

By:	/s/ Lou Hanover
Name: Lou Hanover
Title: Managing Partner

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2020-8R, LTD., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2014-5, LTD., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2014-6, LTD, as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2015-9, LTD., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2015-10, LTD., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manger

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2016-12, LTD., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2017-14, LTD., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2018-15, LTD., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

ONEX SENIOR CREDIT II, LP, as a Lender
By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2019-16, LTD., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

ONEX SENIOR CREDIT FUND, LP., as a Lender
By: Onex Credit Partners, LLC its investment manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2019-17, LTD., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2020-18, LTD., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2020-19 LIMITED, as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

GORE MUTUAL INSURANCE COMPANY, as a Lender
By: Onex Credit Management LLC, as Investment Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

ONEX CAPITAL SOLUTIONS HOLDINGS LP, as a Lender
By: Onex Capital Solutions GP, LP, its general partner
By: Onex Capital Solutions GP, LLC, its general partner

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCM LOAN HOLDINGS LLC, as a Lender
By: Onex Credit Management LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2021-22, LTD., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

OCP CLO 2022-25, LTD., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steve Gutman
Name: Steve Gutman
Title: General Counsel

[Signature Page to Consent to Amendment No. 2]

EXHIBIT A to Consent

Revised Amended Credit Agreement

INCORPORATING AMENDMENT NO. 1
DATED AS OF MARCH 30, 2022
AS AMENDED BY AMENDMENT NO. 2 DATED APRIL 17, 2023

CREDIT AGREEMENT

dated as of February 24, 2022

among

ATI HOLDINGS ACQUISITION, INC.,
as the Borrower,

WILCO INTERMEDIATE HOLDINGS, INC.,
 as Holdings,

THE FINANCIAL INSTITUTIONS PARTY HERETO,
as Lenders,

and

BARCLAYS BANK PLC,
as Administrative Agent,

BARCLAYS BANK PLC
as an Issuing Bank

HPS INVESTMENT PARTNERS, LLC
as Arranger

TABLE OF CONTENTS

Page

ARTICLE 1

DEFINITIONS

Section 1.01.	Defined Terms	1
Section 1.02.	Classification of Loans and Borrowings	~~70~~72
Section 1.03.	Terms Generally	~~70~~72
Section 1.04.	Accounting Terms; GAAP	~~72~~74
Section 1.05.	Effectuation of Transactions	~~73~~75
Section 1.06.	Timing of Payment or Performance	~~73~~76
Section 1.07.	Times of Day	~~73~~76
Section 1.08.	Currency Equivalents Generally	~~73~~76
Section 1.09.	Cashless Rollovers	~~74~~77
Section 1.10.	[Reserved]	~~75~~77
Section 1.11.	Certain Calculations and Tests	~~75~~77
Section 1.12.	Benchmark Replacement Setting	~~76~~78
Section 1.13.	[Reserved]	~~77~~80
Section 1.14.	Certain Determinations	~~77~~80
Section 1.15.	Conflicts	~~78~~80
Section 1.16.	Confidentiality; Privilege	~~78~~80

ARTICLE 2

THE CREDITS

Section 2.01.	Commitments	~~78~~81
Section 2.02.	Loans and Borrowings	~~79~~82
Section 2.03.	Requests for Borrowings	~~80~~82
Section 2.04.	Swingline Loans	~~80~~83
Section 2.05.	Letters of Credit	~~82~~85
Section 2.06.	[Reserved]	~~87~~90
Section 2.07.	Funding of Borrowings	~~87~~90
Section 2.08.	Type; Interest Elections	~~88~~90
Section 2.09.	Termination and Reduction of Commitments	~~88~~91
Section 2.10.	Repayment of Loans; Evidence of Debt	~~89~~92
Section 2.11.	Prepayment of Loans	~~90~~93

i

Section 2.12.	Fees	~~94~~97
Section 2.13.	Interest	~~96~~100
Section 2.14.	Alternate Rate of Interest	~~98~~101
Section 2.15.	Increased Costs	~~98~~102
Section 2.16.	[Reserved]	~~99~~103
Section 2.17.	Taxes	~~99~~103
Section 2.18.	Payments Generally; Allocation of Proceeds; Sharing of Payments	~~103~~106
Section 2.19.	Mitigation Obligations; Replacement of Lenders	~~105~~109
Section 2.20.	Illegality	~~106~~110
Section 2.21.	Defaulting Lenders	~~107~~110
Section 2.22.	Incremental Credit Extensions	~~109~~112
Section 2.23.	Extensions of Loans and Revolving Credit Commitments	~~113~~117

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.01.	Organization; Powers	~~116~~120
Section 3.02.	Authorization; Enforceability	~~116~~120
Section 3.03.	Governmental Approvals; No Conflicts	~~116~~120
Section 3.04.	Financial Condition; No Material Adverse Effect	~~116~~120
Section 3.05.	Properties	~~117~~121
Section 3.06.	Litigation and Environmental Matters	~~117~~121
Section 3.07.	Compliance with Laws; Healthcare Laws	~~117~~121
Section 3.08.	Investment Company Status	~~118~~122
Section 3.09.	Taxes	~~118~~122
Section 3.10.	ERISA	~~118~~122
Section 3.11.	Disclosure	~~118~~123
Section 3.12.	Solvency	~~119~~123
Section 3.13.	Capitalization and Subsidiaries	~~119~~123
Section 3.14.	Security Interest in Collateral	~~119~~123
Section 3.15.	Labor Disputes	~~120~~124
Section 3.16.	Federal Reserve Regulations	~~120~~124
Section 3.17.	Sanctions; PATRIOT ACT and FCPA.	~~120~~124

ARTICLE 4

CONDITIONS

Section 4.01.	Closing Date	~~121~~125

Section 4.02.	Each Credit Extension	~~123~~127

ARTICLE 5

AFFIRMATIVE COVENANTS

Section 5.01.	Financial Statements and Other Reports	~~124~~128
Section 5.02.	Existence	~~126~~131
Section 5.03.	Payment of Taxes	~~126~~131
Section 5.04.	Maintenance of Properties	~~127~~131
Section 5.05.	Insurance	~~127~~132
Section 5.06.	Inspections	~~127~~132
Section 5.07.	Maintenance of Book and Records	~~128~~132
Section 5.08.	Compliance with Laws	~~128~~132
Section 5.09.	Environmental	~~128~~133
Section 5.10.	Designation of Subsidiaries	~~128~~133
Section 5.11.	Use of Proceeds	~~129~~133
Section 5.12.	Covenant to Guarantee Obligations and Give Security	~~129~~133
Section 5.13.	[Reserved]	~~132~~136
Section 5.14.	Further Assurances	~~132~~136
Section 5.15.	Post-Closing Covenant	~~133~~137
Section 5.16.	Affiliated Practices	~~133~~137

ARTICLE 6

NEGATIVE COVENANTS

Section 6.01.	Indebtedness	~~133~~139
Section 6.02.	Liens	~~138~~144
Section 6.03.	[Reserved]	~~141~~148
Section 6.04.	Restricted Payments; Restricted Debt Payments	~~142~~148
Section 6.05.	Burdensome Agreements	~~146~~152
Section 6.06.	Investments	~~147~~154
Section 6.07.	Fundamental Changes; Disposition of Assets	~~150~~157
Section 6.08.	[Reserved]	~~154~~160
Section 6.09.	Transactions with Affiliates	~~154~~160
Section 6.10.	Conduct of Business	~~156~~162
Section 6.11.	Amendments or Waivers of Certain Documents	~~156~~162
Section 6.12.	Amendments of or Waivers with Respect to Restricted Debt	~~157~~163
Section 6.13.	Fiscal Year	~~157~~163

Section 6.14.	Permitted Activities of Holdings	~~157~~164
Section 6.15.	Financial Covenant	~~157~~164

ARTICLE 7

EVENTS OF DEFAULT

Section 7.01.	Events of Default	~~161~~168

ARTICLE 8

THE ADMINISTRATIVE AGENT

Section 8.01.	Appointment and Authorization of Administrative Agent	~~164~~172
Section 8.02.	Rights as a Lender	~~164~~172
Section 8.03.	Exculpatory Provisions	~~164~~173
Section 8.04.	Exclusive Right to Enforce Rights and Remedies	~~165~~174
Section 8.05.	Reliance by Administrative Agent	~~165~~174
Section 8.06.	Delegation of Duties	~~166~~174
Section 8.07.	Successor Administrative Agent	~~166~~175
Section 8.08.	Non-Reliance on Administrative Agent	~~167~~176
Section 8.09.	Collateral and Guaranty Matters	~~167~~176
Section 8.10.	Intercreditor Agreements	~~169~~178
Section 8.11.	Indemnification of Administrative Agent	~~169~~178
Section 8.12.	Withholding Taxes	~~169~~178
Section 8.13.	Administrative Agent May File Proofs of Claim	~~170~~179
Section 8.14.	Erroneous Payments	~~170~~179

ARTICLE 9

MISCELLANEOUS

Section 9.01.	Notices	~~172~~181
Section 9.02.	Waivers; Amendments	~~175~~184
Section 9.03.	Expenses; Indemnity	~~180~~190
Section 9.04.	Waiver of Claim	~~181~~191
Section 9.05.	Successors and Assigns	~~181~~192
Section 9.06.	Survival	~~189~~199
Section 9.07.	Counterparts; Integration; Effectiveness	~~189~~200
Section 9.08.	Severability	~~190~~200
Section 9.09.	Right of Setoff	~~190~~200
Section 9.10.	Governing Law; Jurisdiction; Consent to Service of Process	~~190~~201

Section 9.11.	Waiver of Jury Trial	~~191~~202
Section 9.12.	Headings	~~192~~202
Section 9.13.	Confidentiality	~~192~~202
Section 9.14.	No Fiduciary Duty	~~193~~203
Section 9.15.	Several Obligations	~~193~~203
Section 9.16.	USA PATRIOT Act	~~193~~203
Section 9.17.	Disclosure of Agent Conflicts	~~193~~204
Section 9.18.	Appointment for Perfection	~~193~~204
Section 9.19.	Interest Rate Limitation	~~194~~204
Section 9.20.	Intercreditor Agreements	~~194~~204
Section 9.21.	Conflicts	~~195~~205
Section 9.22.	Release of Guarantors	~~195~~205
Section 9.23.	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~195~~205
Section 9.24.	Certain ERISA Matters	~~195~~206
Section 9.25.	Acknowledgement Regarding Any Supported QFCs	~~197~~207

SCHEDULES:

Schedule 1.01(a)	–	Commitment Schedule
Schedule 1.01(b)	–	Dutch Auction
Schedule 1.01(c)	–	Mortgages
Schedule 1.01(d)	–	Existing Letters of Credit
Schedule 1.01(e)	–	Closing Date Collateral Documents and Loan Guarantees
Schedule 3.05	–	Fee Owned Real Estate Assets
Schedule 3.06	–	Litigation
Schedule 3.13	–	Capitalization and Subsidiaries
Schedule 4.01(b)	–	Local Counsel Opinions
Schedule 5.10	–	~~Unrestricted Subsidiaries~~[reserved]
Schedule 5.15	–	Post-Closing Obligations
Schedule 6.01	–	Existing Indebtedness
Schedule 6.02	–	Existing Liens
Schedule 6.06	–	Existing Investments
Schedule 7.01	–	Waterfall Cushions
Schedule 9.01	–	Borrower’s Website Address for Electronic Delivery

v

EXHIBITS:

Exhibit A-1	–	Form of Affiliated Lender Assignment and Assumption
Exhibit A-2	–	Form of Assignment and Assumption
Exhibit B	–	Form of Borrowing Request
Exhibit C	–	Form of Intellectual Property Security Agreement
Exhibit D	–	Form of Compliance Certificate
Exhibit E	–	[Reserved]
Exhibit F	–	Form of Intercompany Note
Exhibit G	–	[Reserved]
Exhibit H	–	Form of Interest Election Request
Exhibit I	–	Form of Guaranty Agreement
Exhibit J	–	Form of Perfection Certificate
Exhibit K	–	Form of Joinder Agreement
Exhibit L	–	Form of Promissory Note
Exhibit M	–	Form of Pledge and Security Agreement
Exhibit N	–	Form of Letter of Credit Request
Exhibit O-1	–	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit O-2	–	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit O-3	–	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit O-4	–	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit P	–	Form of Solvency Certificate
Exhibit Q	–	Form of Management Services Agreement
Exhibit R	–	Form of Securities Transfer Restriction Agreement
Exhibit S	–	Form of Therapy Director Agreement

CREDIT AGREEMENT

CREDIT AGREEMENT, dated as of February 24, 2022, (this “Agreement”), by and among ATI Holdings Acquisition, Inc., a Delaware corporation (the “Borrower”), Wilco Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), the Lenders from time to time party hereto, Barclays Bank PLC (“Barclays”), in its capacities as administrative agent and collateral agent for the Secured Parties (in such capacities and together with its successors and assigns, the “Administrative Agent”) and as an Issuing Bank and HPS Investment Partners, LLC (“HPS”) as Arranger (in such capacity, the “Arranger”).

RECITALS

A.          Substantially concurrently with the consummation of the Closing Date, all existing indebtedness for borrowed money of the Borrower that is outstanding under that certain First Lien Credit Agreement, dated as of May 10, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “Existing Credit Agreement”), by and among, inter alios, the Borrower, Holdings, the lenders from time to time party thereto and Barclays Bank PLC, as administrative agent will be repaid in full and all commitments, guarantees, liens and security interest thereunder shall be terminated and released (the “Refinancing”).

B.          The Borrower has requested that the Lenders extend credit under this Agreement in the form of (i) Initial Term Loans in an original aggregate principal amount equal to $500,000,000 and (ii) an Initial Revolving Facility with an available amount of $50,000,000.

C.          The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein.  Accordingly, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01.        Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“AAL” shall mean the Amended and Restated Agreement Among Lenders dated as of ~~the date hereof~~April 17, 2023, among the Initial First Out Lenders party thereto, the Initial Last Out Lenders party thereto, the Administrative Agent and the Lender Representative.

“ABR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate.

“ABR Loans” means Loans bearing interest based upon the ABR.

“Acceptable Debtor-In-Possession Financing” means any debtor-in-possession or similar financing (a) incurred by Holdings, the Borrower or a Restricted Subsidiary following a voluntary petition by Holdings, the Borrower or any of its Restricted Subsidiaries under or in connection with any Debtor Relief Law and (b) approved pursuant to an order of an applicable court under any Debtor Relief Law.

“Acceptable Practice Management Arrangements” means, with respect to any Physical Therapy Entity:

(a)          a Management Services Agreement;

(b)        a securities transfer restriction agreement (or similar agreement) (a “Securities Transfer Restriction Agreement”) among the APC Manager, such Physical Therapy Entity (or the Physical Therapy Entity which is the direct or indirect parent of such Physical Therapy Entity) and the Physical Therapist Owner of such Physical Therapy Entity, on terms, taken as a whole, in the good faith judgment of the Borrower, that are not materially less favorable to the Lenders than those set forth in the form of securities transfer restriction agreement attached hereto as Exhibit R or such other terms as are (i) reasonably acceptable to the Administrative Agent and the Lender Representative and/or (ii) in the good faith judgment of the Borrower, required pursuant to or reasonably advisable to facilitate compliance with applicable Requirements of Law;

(c)          a therapy director agreement (or similar agreement) (a “Therapy Director Agreement”) among the APC Manager and the Physical Therapist Owner of such Physical Therapy Entity on terms, taken as a whole, in the good faith judgment of the Borrower, that are not materially less favorable to the Lenders than those set forth in the form of therapy director agreement attached hereto as Exhibit S or such other terms as are (i) reasonably acceptable to the Administrative Agent and the Lender Representative and/or (ii) in the good faith judgment of the Borrower, required pursuant to or reasonably advisable to facilitate compliance with applicable Requirements of Law, and

(d)         a loan agreement (or similar agreement) (a “Practice Loan Agreement”) by the Physical Therapy Entity, as borrower, and the APC Manager or other Loan Party, as lender, for the purpose of advancing funds to the Physical Therapy Entity to pay its liabilities (including management fees) and, if applicable, to finance Permitted Acquisitions and other investments of the Physical Therapy Entity, which loan agreement shall contain restrictions applicable to the Physical Therapy Entity on (i) incurring third party debt, (ii) granting liens, (iii) paying dividends or other distributions to its Physical Therapist Owner(s) (other than in connection with maintenance of legal status and/or the payment of taxes), (iv) consummating asset sales, (v) making investments (other than loans to one or more Loan Parties, investments in other Consolidated APCs and Permitted Acquisitions) and (vi) affiliate transactions, in each case, subject to other exceptions, thresholds and qualifications which are not, taken as a whole, materially adverse to the Lenders or which in the good faith judgment of the Borrower, are required pursuant to or reasonably advisable to facilitate compliance with applicable Requirements of Law, provided that in each case, there shall be no restrictions or prohibitions in any Management Services Agreement, Securities Transfer Restriction Agreement, Therapy Director Agreement or Practice Loan Agreement that would cause such Management Services Agreement, Securities Transfer Restriction Agreement, Therapy Director Agreement or Practice Loan Agreement to constitute Excluded Assets.

“ACH” means automated clearing house transfers.

“Acqui-Novo Facility” means any existing physical therapy clinic that has been acquired by the Borrower, any Restricted Subsidiary and/or any Affiliated Practice.

“Additional Agreement” has the meaning assigned to such term in Article 8.

“Additional Commitment” means any commitment hereunder added pursuant to Sections 2.22 or 2.23.

“Additional Loans” means any Additional Revolving Loans and any Additional Term Loans.

“Additional Revolving Credit Commitments” means any revolving credit commitment added pursuant to Sections 2.22 or 2.23.

“Additional Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of all Additional Revolving Loans of such Lender, plus the aggregate outstanding amount at such time of such Lender’s LC Exposure and Swingline Exposure, in each case, attributable to its Additional Revolving Credit Commitment.

“Additional Revolving Lender” means any Lender with an Additional Revolving Credit Commitment or any Additional Revolving Credit Exposure.

“Additional Revolving Loans” means any revolving loan added hereunder pursuant to Sections 2.22 or 2.23.

“Additional Term Lender” means any Lender with an Additional Term Loan Commitment or an outstanding Additional Term Loan.

“Additional Term Loan Commitment” means any term commitment added pursuant to Sections 2.22 or 2.23.

“Additional Term Loans” means any term loan added pursuant to Sections 2.22 or 2.23.

“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) the spread adjustment selected or recommended by the Relevant Governmental Body for a SOFR-based rate having approximately the same length as the Corresponding Tenor for the Adjusted Term SOFR Rate; provided, that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted Term SOFR Rate” means (a) solely with respect to the Initial Term Loans, the greater of (i) the Term SOFR Rate and (ii) 1.00% per annum and (b) solely with respect to the Initial Revolving Loans, the Term SOFR Rate plus the Term SOFR Adjustment.

“Adjustment Date” means the date of delivery of financial statements required to be delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable.

“Administrative Agent” has the meaning assigned to such term in the preamble to this Agreement.

“Administrative Questionnaire” means a customary administrative questionnaire in the form provided by the Administrative Agent.

“Advent” means Advent International Corporation, together with its controlled Affiliates and funds managed or advised by it or any or its respective controlled Affiliates (other than any portfolio company).

“Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Holdings, any Parent Loan Guarantor, the Borrower or any of its Restricted Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claim), whether pending or, to the knowledge of Holdings, any Parent Loan Guarantor, the Borrower or any of its Restricted Subsidiaries, threatened in writing, against or affecting Holdings, the Borrower or any of its Restricted Subsidiaries or any property of Holdings, any Parent Loan Guarantor, the Borrower or any of its Restricted Subsidiaries.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, that Person.  No Person shall be an “Affiliate” solely because it is an unrelated portfolio company of the Sponsors and none of the Administrative Agent, the Arranger, any Lender (other than, to the extent such Person otherwise constitutes an Affiliate, any Affiliated Lender or any Debt Fund Affiliate) or any of their respective Affiliates shall be considered an Affiliate of Holdings or any subsidiary thereof.  Notwithstanding the foregoing, solely with respect to Section 6.09, (i) each Sponsor shall be deemed an Affiliate of the Loan Parties and (ii) “Affiliate” will include any Person with the power to vote 5% or more of the Capital Stock having ordinary voting power for the election of directors of such Person.  For purposes of this Agreement and the other Loan Documents, Jefferies LLC and its Affiliates shall be deemed to be Affiliates of Jefferies Finance LLC and its Affiliates.

“Affiliated Lender” means, collectively, (i) any Non-Debt Fund Affiliate, (ii) Holdings and each Parent Loan Guarantor, (iii) the Borrower, and any subsidiary of the Borrower, (iv) any Affiliated Practice ~~and~~, (v) any holder of Preferred Shares and any Affiliate thereof (it being understood and agreed that if any holder of Preferred Shares subsequently transfers all of its Preferred Shares, such Person shall no longer constitute an Affiliated Lender by virtue of this clause (v) unless it, or any of its Affiliates, then holds or subsequently acquires Preferred Shares) and (vi) any holder of any of the Second Lien PIK Notes or any other Specified Junior Debt and any Affiliate thereof.

“Affiliated Lender Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Affiliated Lender (with the consent of any party whose consent is required by Section 9.05) and accepted by the Administrative Agent in the form of Exhibit A-1 or any other form approved by the Administrative Agent and the Borrower.

“Affiliated Lender Cap” has the meaning assigned to such term in Section 9.05(g)(iv).

“Affiliated Practice” means any Physical Therapy Entity that is or will become party to a Management Services Agreement, including any Practice Subsidiary following a transfer of its Capital Stock in any Permitted Practice Subsidiary Restructuring.  For the avoidance of doubt, the term “Affiliated Practice” may include both Consolidated APCs and Non-Consolidated APCs.

“Agreement” has the meaning assigned to such term in the preamble hereof.

“Alternate Base Rate” means, for any day, a rate per annum equal to the highest of (a) the Federal Funds Effective Rate in effect on such day plus 0.50%, (b) to the extent ascertainable, the Adjusted Term SOFR Rate (which rate shall be calculated based upon an Interest Period of one month and shall be determined on a daily basis and, for the avoidance of doubt, the Adjusted Term SOFR Rate for any day shall be based on the rate determined on such day at 11:00 a.m. (London time)) plus 1.00%, (c) the Prime Rate and (d) solely with respect to Initial Term Loans, 2.00%.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Term SOFR Rate, as the case may be, shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Term SOFR Rate, as the case may be.

“APC Manager” has the meaning assigned to such term in the definition of “Management Services Agreement”.

“Applicable Percentage” means, (a) with respect to any Term Lender of any Class, a percentage equal to a fraction the numerator of which is the aggregate outstanding principal amount of the Term Loans and unused Additional Term Loan Commitments of such Term Lender under the applicable Class and the denominator of which is the aggregate outstanding principal amount of the Term Loans and unused Term Commitments of all Term Lenders under the applicable Class and (b) with respect to any Revolving Lender of any Class, the percentage of the aggregate amount of the Revolving Credit Commitments of such Class represented by such Lender’s Revolving Credit Commitment of such Class; provided that for purposes of Section 2.21 and otherwise herein (except with respect to Section 2.11(a)(ii)), when there is a Defaulting Lender, such Defaulting Lender’s Revolving Credit Commitment shall be disregarded for any relevant calculation.  In the case of clause (b), in the event that the Revolving Credit Commitments of any Class have expired or been terminated, the Applicable Percentage of any Revolving Lender of such Class shall be determined on the basis of the Revolving Credit Exposure of such Revolving Lender attributable to its Revolving Credit Commitment of such Class, giving effect to any assignment thereof.

“Applicable Rate” means:

(a)          with respect to any Initial Term Loan, the rate per annum applicable to the relevant Class of Loans set forth below under the caption “ABR Spread” or “SOFR Benchmark Spread”, as the case may be, based upon the Secured Net Leverage Ratio; provided, that in the event that the Borrower makes a PIK Election with respect to any portion of the Initial Term Loans, then the applicable spread set forth below shall be increased by 0.50% in each of the categories in the table set forth below; and provided, further, that until the first Adjustment Date following the completion of at least one full Fiscal Quarter ended after the Closing Date, the “Applicable Rate” for any Initial Term Loan shall be the applicable rate per annum set forth below in Category 1 (as such rate may be increased in accordance with the immediately preceding proviso):

Secured Net Leverage Ratio	ABR Spread	SOFR Benchmark Spread
Category 1 Greater than 7.00 to 1.00	6.25%	7.25%

Category 2 Less than or equal to 7.00 to 1.00	6.00%	7.00%

Category 3 Less than or equal to 5.75 to 1.00	5.75%	6.75%

(b)         with respect to (i) any Initial Revolving Loan or Swingline Loan, the rate per annum applicable to the relevant Class of Loans set forth below under the caption “ABR Spread” or “SOFR Benchmark Spread” or (ii) any Swingline Loan, the rate per annum applicable to the relevant Class of Loans set forth below under the caption “ABR Spread” based upon the Secured Net Leverage Ratio; provided, that until the first Adjustment Date following the completion of at least one full Fiscal Quarter ended after the Closing Date, the “Applicable Rate” for any Initial Revolving Loan or Swingline Loan shall be the applicable rate per annum set forth below in Category 1:

Secured Net Leverage Ratio	ABR Spread	SOFR Benchmark Spread
Category 1 Greater than 5.00 to 1.00	3.00%	4.00%

Category 2 Less than or equal to 5.00 to 1.00	2.75%	3.75%

Category 3 Less than or equal to 4.00 to 1.00	2.50%	3.50%

The Applicable Rate with respect to any Initial Term Loan, Initial Revolving Loan and Swingline Loan shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the Secured Net Leverage Ratio in accordance with the table above; provided, that at the election of the Required Term Lenders or the Required Revolving Lenders, as applicable, if financial statements are not delivered when required pursuant to Section 5.01(a) or (b), as applicable, the “Applicable Rate” for any Initial Term Loan, Initial Revolving Loan or Swingline Loan shall be the rate per annum set forth above in Category 1 until such financial statements are delivered in compliance with Section 5.01(a) or (b), as applicable.

“Applicable Revolving Credit Percentage” means, with respect to any Revolving Lender at any time, the percentage of the Total Revolving Credit Commitment at such time represented by such Revolving Lender’s Revolving Credit Commitments at such time; provided that for purposes of Section 2.21, when there is a Defaulting Lender, any such Defaulting Lender’s Revolving Credit Commitment shall be disregarded in the relevant calculations.  In the event that (a) the Revolving Credit Commitments of any Class have expired or been terminated in accordance with the terms hereof (other than pursuant to Article 7), the Applicable Revolving Credit Percentage shall be recalculated without giving effect to the Revolving Credit Commitments of such Class or (b) the Revolving Credit Commitments of all Classes have terminated (or the Revolving Credit Commitments of any Class have terminated pursuant to Article 7), the Applicable Revolving Credit Percentage shall be determined based upon the Revolving Credit Commitments (or the Revolving Credit Commitments of such Class) most recently in effect, giving effect to any assignments thereof.

“Approved Fund” means, with respect to any Lender, any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities and is administered, advised or managed by (a) such Lender, (b) any Affiliate of such Lender or (c) any entity or any Affiliate of any entity that administers, advises or manages such Lender.

“Arranger” has the meaning assigned to such term in the preamble to this Agreement.

“Assignment Agreement” means, collectively, each Assignment and Assumption and each Affiliated Lender Assignment and Assumption.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.05), and accepted by the Administrative Agent in the form of Exhibit A-2 or any other form approved by the Administrative Agent and the Borrower.

“Available Amount” means, at any time, an amount equal to, without duplication:

(a)          the sum of:

(i)          ~~$5,000,000~~[reserved]; plus

(ii)        an amount, not less than zero for any period, equal to the Retained Excess Cash Flow Amount (provided that the Retained Excess Cash Flow Amount shall not be available for any (A) Restricted Payment pursuant to Section 6.04(a)(iii)(A), (B) Restricted Debt Payments pursuant to Section 6.04(b)(vi)(A) or (C) Investments pursuant to Section 6.06(r)(i) unless (A) solely in the case of such Restricted Payment and/or Restricted Debt Payment, no Event of Default exists at the time of declaration of such Restricted Payment and (B) after giving effect thereto, the Secured Net Leverage Ratio, calculated on a Pro Forma Basis, would not exceed 5.00:1.00); plus

(iii)        the amount of any capital contribution in respect of Qualified Capital Stock or the proceeds of any issuance of Qualified Capital Stock after the Closing Date (other than any amounts (w) resulting from the conversion or exchange of the Second Lien PIK Notes or any other Specified Junior Debt into Capital Stock, (x) constituting a Cure Amount, an Available Excluded Contribution Amount or a Contribution Indebtedness Amount, (y) received from the Borrower, any Restricted Subsidiary or any Affiliated Practice or (z) consisting of the proceeds of any loan or advance made pursuant to Section 6.06(h)(ii)), in each case, received as Cash equity by the Borrower or any of its Restricted Subsidiaries, plus the amount of Cash Equivalents received by the Borrower or any Restricted Subsidiary as capital contribution in respect of Qualified Capital Stock or in return for any issuance of Qualified Capital Stock (other than amounts (x) constituting a Cure Amount, an Available Excluded Contribution Amount or a Contribution Indebtedness Amount or (y) received from the Borrower, or any Restricted Subsidiary or any Affiliated Practice), in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus

~~(iv) the aggregate principal amount of any Indebtedness (including any Disqualified Capital Stock) of the Borrower or any Restricted Subsidiary issued after the Closing Date (other than Indebtedness or such Disqualified Capital Stock issued to the Borrower, any Restricted Subsidiary or any Affiliated Practice), which has been converted into or exchanged for Capital Stock of the Borrower, any Restricted Subsidiary or any Parent Company that does not constitute Disqualified Capital Stock, together with the fair market value of any Cash Equivalents received by the Borrower or such Restricted Subsidiary upon such exchange or conversion, in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus~~

(iv)         [reserved]; plus

(v)          the net proceeds received by the Borrower or any Restricted Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with the Disposition to any Person (other than the Borrower, any Restricted Subsidiary or any Affiliated Practice) of any Investment made pursuant to Section 6.06(r)(i); plus

(vi)         to the extent not already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment (pursuant to the definition thereof), the proceeds received (or deemed to be received) by the Borrower or any Restricted Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with cash returns, cash profits, cash distributions and similar cash amounts, including cash principal repayments and interest payments of loans, in each case received in respect of any Investment made after the Closing Date pursuant to Section 6.06(r)(i); plus

~~(vii) an amount equal to the sum of (A) the amount of any Investments made by the Borrower or any Restricted Subsidiary pursuant to Section 6.06(r)(i) in any Unrestricted Subsidiary (in an amount not to exceed the original amount of such Investment) that has been re-designated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or is liquidated, wound up or dissolved into, the Borrower or any Restricted Subsidiary and (B) the fair market value (as determined by the Borrower in good faith) of the assets of any Unrestricted Subsidiary that have been transferred, conveyed or otherwise distributed (in an amount not to exceed the original amount of the Investment in such Unrestricted Subsidiary) to the Borrower or any Restricted Subsidiary, in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus~~

(vii)       [reserved]; plus

(viii)      the amount of any Declined Proceeds; minus

(b)          an amount equal to the sum of (i) Restricted Payments made pursuant to Section 6.04(a)(iii)(A), plus (ii) Restricted Debt Payments made pursuant to Section 6.04(b)(vi)(A), plus (iii) Investments made pursuant to Section 6.06(r)(i), in each case, after the Closing Date and prior to such time or contemporaneously therewith.

It is understood and agreed that in no event shall (i) any proceeds of the Preferred Shares contributed to the Borrower ~~shall not~~, (ii) any proceeds of the Second Lien PIK Notes or any other Specified Junior Debt or (iii) the conversion or exchange of the Second Lien PIK Notes or any other Specified Junior Debt into Capital Stock of any Person, increase the Available Amount.

“Available Excluded Contribution Amount” means the aggregate amount of Cash or Cash Equivalents (excluding any Cure Amount and/or any Contribution Indebtedness Amount) received by the Borrower or any of its Restricted Subsidiaries after the Closing Date from:

(a)          contributions in respect of Qualified Capital Stock of the Borrower (other than any amounts received from any Restricted Subsidiary of the Borrower or any Affiliated Practice), and

(b)          the sale of Qualified Capital Stock of the Borrower (other than (x) to any Restricted Subsidiary of the Borrower or any Affiliated Practice, (y) pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or (z) with the proceeds of any loan or advance made pursuant to Section 6.06(h)(ii)), in each case, designated by the Borrower as an Available Excluded Contribution Amount pursuant to a certificate of a Responsible Officer on or promptly after the date on which the relevant capital contribution is made or the relevant proceeds are received (or deemed received), as the case may be, and which are excluded from the calculation of the Available Amount.

It is understood and agreed that in no event shall (i) any proceeds of the Preferred Shares contributed to the Borrower ~~shall not~~, (ii) any proceeds of the Second Lien PIK Notes or any other Specified Junior Debt or (iii) the conversion or exchange of the Second Lien PIK Notes or any other Specified Junior Debt into Capital Stock of any Person, increase the Available Excluded Contribution Amount.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (b) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliate (other than through liquidation, administration or other insolvency proceedings).

“Banking Services” means each and any of the following:  commercial credit cards, stored value cards, purchasing cards, treasury management services, netting services, overdraft protections, check drawing services, automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items and interstate depository network services), employee credit card programs, cash pooling services and any arrangements or services similar to any of the foregoing and/or otherwise in connection with Cash management and Deposit Accounts.

“Banking Services Obligations” means any and all obligations of any Loan Party, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), in connection with Banking Services under any arrangement in connection with Banking Services that is in effect on the Closing Date or entered into at any time on or after the Closing Date between any Loan Party and (a) a counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or the Arranger as of the Closing Date or at the time such arrangement is entered into and/or (b) any other Person designated by the Borrower to the Administrative Agent, in each case, that have been designated to the Administrative Agent in writing by the Borrower as being Banking Services Obligations for purposes of the Loan Documents, it being understood that each counterparty thereto shall be deemed (A) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 8, Section 9.03 and Section 9.10 as if it were a Lender.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.), as it has been, or may be, amended, from time to time.

“Barclays” has the meaning assigned to such term in the preamble to this Agreement.

“Benchmark” means, initially, the Adjusted Term SOFR Rate; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(b).

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(a)          the Adjusted Daily Simple SOFR;

(b)        the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.  Each Benchmark Replacement Adjustment shall be subject to the consent of the Borrower (not to be unreasonably withheld or delayed).

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent and the Borrower decide may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof) or in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.  For the avoidance of doubt, (A) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (B) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)          a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)          a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)         a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.  For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 1.12 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Borrower” has the meaning assigned to such term in the recitals to this Agreement.

“Borrower Materials” has the meaning assigned to such term in Section 9.01(d).

“Borrowing” means any Loans of the same Type and Class made, converted or continued on the same date and, in the case of SOFR Benchmark Loan, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03 and substantially in the form attached hereto as Exhibit B or such other form that is reasonably acceptable to the Administrative Agent and the Borrower.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that when used in connection with a SOFR Benchmark Loan, the term “Business Day” shall also exclude any day that is not a US Government Securities Day

“Capital Expenditures” means, with respect to the Borrower and its Restricted Subsidiaries for any period, the aggregate amount, without duplication, of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases) that would, in accordance with GAAP, are, or are required to be included as, capital expenditures on the consolidated statement of cash flows of the Borrower and its Restricted Subsidiaries for such period.

“Capital Lease” means, subject to Section 1.04, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person; provided, that for the avoidance of doubt, the amount of obligations attributable to any Capital Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing, but excluding for the avoidance of doubt any Indebtedness convertible into or exchangeable for any of the foregoing.

“Captive Insurance Subsidiary” means any Restricted Subsidiary of the Borrower that is subject to regulation as an insurance company (or any Restricted Subsidiary thereof).

“Cash” means, money, currency or credit balance in any Deposit Account, determined (i) in accordance with GAAP or (ii) solely for purposes of determining the Unrestricted Cash Amount, in accordance with the bank ledger.

“Cash Equivalents” means, as at any date of determination, (a) readily marketable securities (i) issued or directly and unconditionally guaranteed or insured as to interest and principal by the U.S. government or (ii) issued by any agency or instrumentality of the U.S. the obligations of which are backed by the full faith and credit of the U.S., in each case maturing within one year after such date and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (b) readily marketable direct obligations issued by any state of the U.S. or any political subdivision of any such state or any public instrumentality thereof or by any foreign government, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency) and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (c) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (d) deposits, money market deposits, time deposit accounts, certificates of deposit or bankers’ acceptances (or similar instruments) maturing within one year after such date and issued or accepted by any Lender or by any bank organized under, or authorized to operate as a bank under, the laws of the U.S., any state thereof or the District of Columbia or any political subdivision thereof or any foreign bank or its branches or agencies and that has capital and surplus of not less than $100,000,000 and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (e) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank having capital and surplus of not less than $100,000,000; (f) shares of any money market mutual fund that has (i) substantially all of its assets invested in the types of investments referred to in clauses (a) through (e) above, (ii) net assets of not less than $250,000,000 and (iii) a rating of at least A-2 from S&P or at least P-2 from Moody’s; and (g) solely with respect to any Captive Insurance Subsidiary, any investment that such Captive Insurance Subsidiary is not prohibited to make in accordance with applicable law.

“Cash Equivalents” shall also include (x) Investments of the type and maturity described in clauses (a) through (g) above of foreign obligors, which Investments or obligors (or the parent companies thereof) have the ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (y) other short-term Investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in Investments that are analogous to the Investments described in clauses (a) through (g) and in this paragraph.

“Cash Flow Consultant” means a financial advisory firm, reasonably acceptable to the Administrative Agent and the Lender Representative, engaged by the Borrower to act as an operational and cash flow consultant; it being understood and agreed that any of FTI Consulting, Alvarez & Marshal, Stax, Conway Mackenzie, Baker Tilly, Ernst & Young and Huron Consulting Group are reasonably acceptable to the Administrative Agent and the Lender Representative.

“Cash Flow Forecast” means the 13-week cash flow forecast delivered pursuant to Section 8(a) of the Second Amendment and Section 5.01(j).

“Cash Flow Reporting Period” means the period commencing on the Second Amendment Effective Date and ending on the first date thereafter on which (a) Consolidated Adjusted EBITDA of the Borrower and its subsidiaries for a Test Period is greater than $50,000,000 and (b) the Borrower shall have delivered to the Administrative Agent and the Lender Representative a certificate of a Responsible Officer (which may be a Compliance Certificate), in form reasonably satisfactory to the Administrative Agent and the Lender Representative, showing such calculation in reasonable detail.

“Change in Law” means (a) the adoption of any law, treaty, rule or regulation after the Closing Date, (b) any change in any law, treaty, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or such Issuing Bank or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date (other than any such request, guideline or directive to comply with any law, rule or regulation that was in effect on the Closing Date).  For purposes of this definition and Section 2.15, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case described in clauses (a), (b) and (c) above, be deemed to be a Change in Law, regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means the occurrence of any of the following:

(a)          a Responsible Officer of the Borrower becomes aware of the acquisition of the beneficial ownership by any Person or group (as used in this definition, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (including any group acting for the purpose of acquiring, holding or disposing of Securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), but excluding (i) any employee benefit plan and/or Person acting as the trustee, agent or other fiduciary or administrator therefor, (ii) one or more Permitted Holders and (iii) any underwriter in connection with any offering of Capital Stock after the Closing Date), of voting stock representing more than 50% of the total voting power of all of the outstanding voting stock of the Parent; provided, that notwithstanding the provisions of this clause (a), no “Change of Control” shall be deemed to have occurred under this clause (a) if the Permitted Holders have the right, by voting power, contract or otherwise, to elect or designate for election at least a majority of the board of directors of the Parent; or

(b)          a Responsible Officer of the Borrower becomes aware of the acquisition of the beneficial ownership by any Person or group (as used in this definition, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (including any group acting for the purpose of acquiring, holding or disposing of Securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), but excluding (i) any employee benefit plan and/or Person acting as the trustee, agent or other fiduciary or administrator therefor, (ii) one or more Permitted Holders and (iii) any underwriter in connection with any offering of Capital Stock after the Closing Date), of voting stock representing more than 50% of the total voting power of all of the outstanding voting stock of Holdings; provided, that notwithstanding the provisions of this clause (b), no “Change of Control” shall be deemed to have occurred under this clause (b) if the Permitted Holders have the right, by voting power, contract or otherwise, to elect or designate for election at least a majority of the board of directors of Holdings; or

(c)          the Borrower ceasing to be a direct or indirect Wholly-Owned Subsidiary of Holdings; or

(d)          the Borrower ceasing to be a direct or indirect Wholly-Owned Subsidiary of Parent; or

(e)          ~~(d)~~ a “Change of Control” (or equivalent term) occurs under the Series A Preferred Shares Certificate of Designation or any other governing document of the Series A Preferred Shares.

          For purposes of this definition, (1) a Person or group shall not be deemed to beneficially own Capital Stock or voting power subject to a stock or asset purchase agreement, merger agreement or similar agreement (or voting or similar agreement related thereto) until the consummation of the acquisition of the Capital Stock or voting power pursuant to the transactions contemplated by such agreement and (2) it is understood and agreed that any transaction resulting in a Successor Borrower or successor Holdings in accordance with the terms hereof shall not give rise to a Change of Control.

“Charge” means any fee, loss, charge, expense, cost, accrual or reserve of any kind.

“Charged Amounts” has the meaning assigned to such term in Section 9.19.

“Class”, when used with respect to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Initial Term Loans, Additional Term Loans of any series established as a separate “Class” pursuant to Section 2.22, or 2.23, Initial Revolving Loans or Additional Revolving Loans of any series established as a separate “Class” pursuant to Section 2.22, or 2.23 or Swingline Loans, (b) any Commitment, refers to whether such Commitment is an Initial Term Loan Commitment, an Additional Term Loan Commitment of any series established as a separate “Class” pursuant to Section 2.22 or 2.23, an Initial Revolving Credit Commitment or an Additional Revolving Credit Commitment of any series established as a separate “Class” pursuant to Section 2.22 or 2.23 or a commitment to make Swingline Loans, (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class and (d) any Revolving Credit Exposure, refers to whether such Revolving Credit Exposure is attributable to a Revolving Credit Commitment of a particular Class.

“Closing Date” means February 24, 2022, the date on which the conditions specified in Section 4.01 were satisfied (or waived in accordance with Section 9.02).

“CME Term SOFR Administrator” means CME Group Benchmark Administration, Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means any and all property of any Parent Loan Guarantor or any Loan Party subject (or purported to be subject) to a Lien under any Collateral Document and any and all other property of any Parent Loan Guarantor or any Loan Party, now existing or hereafter acquired, that is or becomes subject (or purported to be subject) to a Lien pursuant to any Collateral Document to secure the Secured Obligations.  For the avoidance of doubt, in no event shall “Collateral” include any Excluded Asset.

“Collateral and Guarantee Requirement” means, at any time, subject to (x) the applicable limitations set forth in this Agreement, any other Loan Document and the terms of any applicable Intercreditor Agreement and (y) the time periods (and extensions thereof) set forth in Section 5.12 and/or Section 5.15, as applicable, the requirement that:

(a)         on the Closing Date, the Administrative Agent shall have received (i) each Collateral Document and Loan Guaranty listed on Schedule 1.01(e), duly executed by each Loan Party party thereto, (ii) a pledge of all of the Capital Stock (together, in the case of Capital Stock that is certificated, with undated stock or similar powers for each such certificate executed in blank by a Responsible Officer of the pledgor thereof) of Holdings and the Restricted Subsidiaries listed on Schedule 3 to the Perfection Certificate delivered on the Closing Date, (iii) each Material Debt Instrument listed on Schedule 4 to the Perfection Certificate delivered on the Closing Date, endorsed (without recourse) in blank or accompanied by executed transfer form in blank by the pledgor thereof and (iv) Form UCC-1 financing statements in appropriate form for filing in the jurisdiction of organization of each Loan Party;

(b)         after the Closing Date, the Administrative Agent shall have received in the case of (x) any Restricted Subsidiary that is required to become a Loan Party after the Closing Date (including by ceasing to be an Excluded Subsidiary) and (y) the Parent Loan Guarantors:

(i)          (A) a Joinder Agreement, (B) if the Parent Loan Guarantor or if the respective Restricted Subsidiary required to comply with the requirements set forth in this definition pursuant to Section 5.12 owns registrations of or applications for U.S. Patents, Trademarks and/or Copyrights that constitute Collateral, an Intellectual Property Security Agreement in substantially the form attached as Exhibit C hereto, (C) a completed Perfection Certificate with respect to such Restricted Subsidiary, (D) Uniform Commercial Code financing statements in appropriate form for filing in such jurisdictions as the Administrative Agent may reasonably request, (E) a joinder to each applicable Intercreditor Agreement in substantially the form attached as an exhibit thereto or such other form to which the Administrative Agent may reasonably agree and (F) a joinder to the Intercompany Note; and

(ii)          each item of Collateral that such Restricted Subsidiary or Parent Loan Guarantor is required to deliver under Section 4.02 of the Security Agreement (which, for the avoidance of doubt, shall be delivered within the applicable time period set forth in Section 5.12(a)); and

(iii)        in the case of any subsidiary that has been designated as a Discretionary Guarantor (A) with respect to any such subsidiary that is a Domestic Subsidiary, the documents described in clause (b)(i) above and (B) with respect to any such subsidiary that is a Foreign Subsidiary, (1) a Joinder Agreement and (2) such other documentation with respect to the creation and perfection of Liens in favor of the Administrative Agent, for the benefit of the Secured Parties, in such categories of assets (other than Excluded Assets) as the Borrower and Administrative Agent may reasonably agree; and

(c)          the Administrative Agent shall have received with respect to any Material Real Estate Asset acquired after the Closing Date, a Mortgage and any necessary UCC fixture filing in respect thereof, in each case together with, to the extent customary and appropriate (as reasonably determined by the Administrative Agent and the Borrower):

(i)          evidence that (A) counterparts of such Mortgage have been duly executed, acknowledged and delivered by the relevant Loan Party and Parent Loan Guarantors and such Mortgage, to the extent the same does not serve as a fixture filing in the relevant jurisdiction, and any corresponding UCC or equivalent fixture filing are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may reasonably deem necessary in order to create a valid and subsisting Lien on such Material Real Estate Asset in favor of the Administrative Agent for the benefit of the Secured Parties, (B) such Mortgage and any corresponding UCC or equivalent fixture filings have been duly recorded or filed or delivered for recordation or filing, as applicable, and (C) all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(ii)          one or more fully paid policies of title insurance (the “Mortgage Policies”) in an amount reasonably acceptable to the Administrative Agent (not to exceed the fair market value of the Material Real Estate Asset covered thereby (as reasonably determined by the Borrower)) issued by a nationally recognized title insurance company in the applicable jurisdiction that is reasonably acceptable to the Administrative Agent, insuring the relevant Mortgage as having created a valid subsisting Lien on the real property described therein with the ranking or the priority which it is expressed to have in such Mortgage, subject only to Permitted Liens, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request to the extent the same are available in the applicable jurisdiction;

(iii)        customary legal opinions of local counsel for the relevant Loan Party or Parent Loan Guarantor, as applicable, in the jurisdiction in which such Material Real Estate Asset is located, and if applicable, in the jurisdiction of formation of the relevant Loan Party or Parent Loan Guarantor, as applicable, in each case as the Administrative Agent may reasonably request; and

(iv)          surveys and appraisals (if required under the Financial Institutions Reform Recovery and Enforcement Act of 1989, as amended) and “Life-of-Loan” flood certifications and any required borrower notices under Regulation H (together with evidence of federal flood insurance for any such Flood Hazard Property located in a flood hazard area); provided that the Administrative Agent may in its reasonable discretion accept (A) any existing appraisal so long as such existing appraisal or survey satisfies any applicable local law requirements and (B) any new survey or any existing survey, together with a no change affidavit, in either case sufficient for the relevant title insurance company to remove the standard survey exception and issue the survey-related endorsements.

          Notwithstanding any provision of any Loan Document to the contrary, if any mortgage tax or similar tax or charge is owed on the entire amount of the Obligations evidenced hereby, then, to the extent permitted by, and in accordance with, applicable Requirements of Law, the amount of such mortgage tax or similar tax or charge shall be calculated based on the lesser of (x) the amount of the Obligations allocated to the applicable Material Real Estate Asset and (y) the fair market value of the applicable Material Real Estate Asset at the time the Mortgage is entered into and determined in a manner reasonably acceptable to Administrative Agent and the Borrower, which in the case of clause (y) will result in a limitation of the Obligations secured by the Mortgage to such amount.

“Collateral Documents” means, collectively, (i) the Security Agreement, (ii) each Mortgage, (iii) each Intellectual Property Security Agreement, (iv) any supplement to any of the foregoing delivered to the Administrative Agent pursuant to the definition of “Collateral and Guarantee Requirement”, (v) the Perfection Certificate (including any Perfection Certificate delivered to the Administrative Agent pursuant to the definition of “Collateral and Guarantee Requirement”) and (vi) each of the other instruments and documents pursuant to which any Parent Loan Guarantor or any Loan Party grants (or purports to grant) a Lien on any Collateral as security for payment of the Secured Obligations.

“Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by the Borrower or any of its subsidiaries in the ordinary course of business of such Person.

“Commercial Tort Claim” has the meaning set forth in Article 9 of the UCC.

“Commitment” means, with respect to each Lender, such Lender’s Initial Term Loan Commitment, Initial Revolving Credit Commitment and Additional Commitment, as applicable, in effect as of such time.

“Commitment Fee Letter” means that certain Fee Letter, dated as of February 24, 2022, by and among the Borrower and the Arranger.

“Commitment Fee Rate” means, on any date (a) with respect to the Initial Revolving Credit Commitments, 0.50% per annum and (b) with respect to Additional Revolving Credit Commitments of any Class, the rate or rates per annum specified in the applicable Incremental Facility Amendment or Extension Amendment.

“Commitment Schedule” means the Schedule attached hereto as Schedule 1.01(a).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Company Competitor” means any competitor of the Borrower and/or any of its subsidiaries.

“Competitor Debt Fund Affiliate” means, with respect to any Company Competitor or any Affiliate thereof, any debt fund, investment vehicle, regulated bank entity or unregulated lending entity (in each case, other than any Disqualified Lending Institution or any Excluded Party) that is (a) primarily engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business for financial investment purposes (but not with a view towards (i) owning the borrower or issuer of any such loan or similar extension of credit or (ii) investing in special or opportunistic situations) and (b) managed, sponsored or advised by any person that is controlling, controlled by or under common control with the relevant Company Competitor or Affiliate thereof, but only to the extent that no personnel involved with the investment in the relevant Company Competitor or its Affiliates, or the management, control or operation thereof, (i) makes (or has the right to make or participate with others in making) investment decisions on behalf of, or otherwise cause the direction of the investment policies of, such debt fund, investment vehicle, regulated bank entity or unregulated entity or (ii) has access to any information (other than information that is publicly available) relating to the Borrower and/or any entity that forms part of its business (including any of its subsidiaries).

“Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit D.

“Confidential Information” has the meaning assigned to such term in Section 9.13.

“Consolidated Adjusted EBITDA” means, with respect to any Person on a consolidated basis for any period, the sum of:

(a)          Consolidated Net Income for such period; plus

(b)          to the extent not otherwise included in the determination of Consolidated Net Income for such period, the amount of any proceeds of any business interruption insurance policy in an amount representing the earnings for the applicable period that such proceeds are intended to replace (whether or not then received so long as such Person in good faith expects to receive such proceeds within the next four Fiscal Quarters (it being understood that to the extent such proceeds are not actually received within such Fiscal Quarters, such proceeds shall be deducted in calculating Consolidated Adjusted EBITDA for such Fiscal Quarters)); plus

(c)          without duplication, those amounts which, in the determination of Consolidated Net Income for such period, have been deducted for:

(i)          Consolidated Interest Expense;

(ii)         Charges related to any de novo facility (including any Acqui-Novo Facility), including any construction, pre-opening and start-up period prior to opening, until such facility has been open and operating (in the case of any Acqui-Novo Facility, as an “ATI” or similar trade name clinic) for a period of 6 consecutive months; provided, that the aggregate amount added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA in any four Fiscal Quarter period in reliance on this clause (c)(ii), together with the aggregate amount added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clauses (c)(xii), (c)(xiii), (c)(xiv), and (c)(xv), the aggregate amounts added in determining Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clauses (e) and (f) of “Consolidated Adjusted EBITDA” and the aggregate amount excluded from Consolidated Net Income in such four Fiscal Quarter period in reliance on the Consolidated Net Income Specified Exclusion, shall be subject to, and not exceed, the Shared EBITDA Cap;

(iii)        Taxes paid and any provision for Taxes, including income, capital, state, franchise and similar Taxes, property Taxes, foreign withholding Taxes and foreign unreimbursed value added Taxes (including penalties and interest related to any such Tax or arising from any Tax examination, and including pursuant to any Tax sharing arrangement or as a result of any intercompany distribution) of such Person paid or accrued during such period;

(iv)        (A) all depreciation and amortization (including, without limitation, amortization of goodwill, software and other intangible assets), (B) all impairment Charges (excluding any bad debt expense) and (C) all asset write-offs and/or write-downs (excluding any account receivables write-offs and/or write-downs);

(v)         any earn-out and contingent consideration obligations (including to the extent accounted for as bonuses, compensation or otherwise) incurred in connection with any acquisition and/or other Investment permitted under Section 6.06 which is paid or accrued during such period and in connection with any similar acquisition or other Investment completed prior to the Closing Date and, in each case, adjustments thereof;

(vi)        any non-cash Charge, including the excess of GAAP rent expense over actual cash rent paid during such period due to the use of straight line rent for GAAP purposes (provided that to the extent that any such non-cash Charge represents an accrual or reserve for any potential cash item in any future period, (A) such Person may elect not to add back such non-cash Charge in the current period and (B) to the extent such Person elects to add back such non-cash Charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated Adjusted EBITDA to such extent);

(vii)       any non-cash compensation Charge and/or any other non-cash Charge arising from the granting of any stock option or similar arrangement (including any profits interest), the granting of any stock appreciation right and/or similar arrangement (including any repricing, amendment, modification, substitution or change of any such stock option, stock appreciation right, profits interest or similar arrangement);

(viii)     (A) (1) Transaction Costs and (2) to the extent incurred or accrued on or prior to December 31, 2023, Second Amendment Transaction Costs, (B) Charges incurred in connection with any transaction (in each case, regardless of whether consummated), and whether or not permitted under this Agreement, including any incurrence, issuance and/or incurrence of Indebtedness and/or any issuance and/or offering of Capital Stock (including, in each case, by any Parent Company), any Investment, any acquisition, any Disposition, any recapitalization, any merger, consolidation or amalgamation, any option buyout or any repayment, redemption, refinancing, amendment or modification of Indebtedness (including any amortization or write-off of debt issuance or deferred financing costs, premiums and prepayment penalties) or any similar transaction, (C) the amount of any Charge that is actually reimbursed or reimbursable by third parties pursuant to indemnification or reimbursement provisions or similar agreements or insurance; provided that in respect of any Charge that is added back in reliance on clause (C) above, the relevant Person in good faith expects to receive reimbursement for such fee, cost, expense or reserve within the next four Fiscal Quarters (it being understood that to the extent any reimbursement amount is not actually received within such Fiscal Quarters, such reimbursement amount shall be deducted in calculating Consolidated Adjusted EBITDA for such Fiscal Quarters) and/or (D) Public Company Costs; provided that the aggregate amount added to Consolidated Net Income for purposes of determining Consolidated Adjusted EBITDA in any four Fiscal Quarter period in reliance on this clause (c)(viii)(D) shall not exceed $~~20,000,000~~15,000,000;

(ix)         any Charge or deduction that is associated with any Restricted Subsidiary and attributable to any non-controlling interest and/or minority interest of any third party; provided that the aggregate amount added to Consolidated Net Income for purposes of determining Consolidated Adjusted EBITDA in any four Fiscal Quarter period in reliance on this clause (c)(ix) shall not exceed $~~9,000,000~~6,000,000;

(x)        without duplication of any amount referred to in clause (b) above, the amount of (A) any Charge to the extent that a corresponding amount is received in cash by such Person from a Person other than such Person or any Restricted Subsidiary or Consolidated APC of such Person under any agreement providing for reimbursement of such Charge or (B) any Charge with respect to any liability or casualty event, business interruption or any product recall, (i) so long as such Person has submitted in good faith, and reasonably expects to receive payment in connection with, a claim for reimbursement of such amounts under its relevant insurance policy (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within the next four Fiscal Quarters) or (ii) without duplication of amounts included in a prior period under clause (B)(i) above, to the extent such Charge is covered by insurance proceeds received in cash during such period (it being understood that if the amount received in cash under any such agreement in any period exceeds the amount of Charge paid during such period such excess amounts received may be carried forward and applied against any Charge in any future period);

(xi)        the amount of management, monitoring, consulting, transaction and advisory fees and related indemnities and expenses (including reimbursements) pursuant to any sponsor management agreement and payments made to any Investor (and/or ~~its~~their respective Affiliates or management companies) for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities and payments to outside directors of the Borrower or a Parent Company actually paid by or on behalf of, or accrued by, such Person or any of its subsidiaries; provided that such payment is permitted under this Agreement;

(xii)       (A) any Charge attributable to the undertaking and/or implementation of new initiatives, business optimization activities, cost savings initiatives, cost rationalization programs, operating expense reductions and/or synergies and/or similar initiatives and/or programs (including in connection with any integration, restructuring or transition, any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, any facility opening and/or pre-opening), including the following: any inventory optimization program and/or any curtailment, any business optimization Charge, any restructuring Charge (including any Charge relating to any tax restructuring), any Charge relating to the closure or consolidation of any facility (including but not limited to rent termination costs, moving costs and legal costs), any systems implementation Charge, any severance Charge, any Charge relating to entry into a new market, any Charge relating to any strategic initiative, any signing Charge, any retention or completion bonus, any expansion and/or relocation Charge, any Charge associated with any modification to any pension and post-retirement employee benefit plan, any software development Charge, any Charge associated with new systems design, any implementation Charge, any project startup Charge, any Charge in connection with new operations, any Charge in connection with unused warehouse space and (B) any Charge relating to a new contract, any consulting Charge and/or any corporate development Charge; provided, the aggregate amount added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA in any four Fiscal Quarter period in reliance on this clause (c)(xii), together with the aggregate amount added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA such four Fiscal Quarter period in reliance on clauses (c)(ii), (c)(xiii), (c)(~~xix~~xiv), and (c)(xv), the aggregate amounts added in determining Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clauses (e) and (f) of “Consolidated Adjusted EBITDA” and the aggregate amount excluded from Consolidated Net Income in such four Fiscal Quarter period in reliance on the Consolidated Net Income Specified Exclusion, shall be subject to, and not exceed, the Shared EBITDA Cap; plus

(xiii)      any Charge incurred or accrued in connection with any single or one-time event; provided, that the aggregate amount added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA in any four Fiscal Quarter period in reliance on this clause (c)(xiii), together with the aggregate amount added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clauses (c)(ii), (c)(xii), (c)(xiv), and (c)(xv), the aggregate amounts added in determining Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clauses (e) and (f) of “Consolidated Adjusted EBITDA” and the aggregate amount excluded from Consolidated Net Income in such four Fiscal Quarter period in reliance on the Consolidated Net Income Specified Net Exclusion, shall be subject to, and not exceed, the Shared EBITDA Cap; plus

(xiv)      any Charge incurred or accrued in connection with any Permitted Practice Subsidiary Restructuring; provided, the aggregate amount added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA in any four Fiscal Quarter period in reliance on this clause (c)(xiv), together with the aggregate amount added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clauses (c)(ii), (c)(xii), (c)(xiii), and (c)(xv), the aggregate amounts added in determining Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clauses (e) and (f) of “Consolidated Adjusted EBITDA” and the aggregate amount excluded from Consolidated Net Income in such four Fiscal Quarter period in reliance on the Consolidated Net Income Specified Exclusion, shall be subject to, and not exceed, the Shared EBITDA Cap; plus

(xv)        any add-back, adjustment and/or exclusion included in (A) the Financial Model and/or (B) any quality of earnings report prepared by any independent registered public accountant of recognized national standing or any other accounting firm reasonably acceptable to the Administrative Agent, in each case, delivered to the Administrative Agent (including, for the avoidance of doubt, in connection with any acquisition or similar investment prior to or after the Closing Date); provided, that the aggregate amount added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA in any four Fiscal Quarter period in reliance on this clause (c)(xv), together with the aggregate amount added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clauses (c)(ii), (c)(xii), (c)(xiii), and (c)(xiv), the aggregate amounts added in determining Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clauses (e) and (f) of “Consolidated Adjusted EBITDA” and the aggregate amount excluded from Consolidated Net Income in such four Fiscal Quarter period in reliance on the Consolidated Net Income Specified Exclusion, shall be subject to, and not exceed, the Shared EBITDA Cap; plus

(d)         to the extent not included in Consolidated Net Income for such period, cash actually received (or any netting arrangement resulting in reduced cash expenditures) during such period so long as the non-cash income or gain was deducted in the calculation of Consolidated Adjusted EBITDA (including any component definition) pursuant to clause (h) below for such period or any previous period and not added back; plus

(e)          the full pro forma “run rate” cost savings, operating expense reductions, operational improvements and synergies (collectively, “Expected Cost Savings”) (net of actual amounts realized) that are reasonably identifiable and factually supportable (in the good faith determination of the Borrower) related to (i) the Transactions, (ii) any Investment, Disposition, operating improvement, restructuring, cost savings initiative, any similar initiative (including the renegotiation of contracts and other arrangements, provided that in no event shall Consolidated Adjusted EBITDA be thereby increased by any revenue run rating (price or volume)) and/or specified transaction (any such Investment, Disposition, operating improvement, restructuring, cost savings initiative and/or similar initiative or specified transaction, a “Business Optimization Initiative”), in each case, consummated or implemented prior to, or on Closing Date and (iii) any Business Optimization Initiative consummated or implemented after the Closing Date; provided, that (A) the relevant action resulting in (or substantial steps towards the relevant action that would result in) such Expected Cost Savings must either be taken or expected to be taken within 18 months after the determination to take such action, and (B) the aggregate amount added to Consolidated Adjusted EBITDA in any four Fiscal Quarter period in reliance on this clause (e), together with the aggregate amount added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clauses (c)(ii), (c)(xii), (c)(xiii), (c)(xiv), and (c)(xv), the aggregate amount added in determining Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clause (f) of “Consolidated Adjusted EBITDA” and the aggregate amount excluded from Consolidated Net Income in such four Fiscal Quarter period in reliance on the Consolidated Net Income Specified Exclusion shall be subject to, and not exceed, the Shared EBITDA Cap; plus

(f)          if greater than zero, with respect to any facility or practice (a “De Novo Facility”) that has been open or operating for less than 8 full fiscal quarters, including, any Acqui-Novo Facility that has been open and operating as an “ATI” (or similar trade name) clinic for less than 8 full fiscal quarters, the pro forma “run rate” Consolidated Adjusted EBITDA attributable to such De Novo Facility, which will be assumed to be (i) the Consolidated Adjusted EBITDA attributable to comparable (as determined by the Borrower in good faith) facilities that have been opened and operating for a period of at least 12 consecutive months and determined in good faith by the Borrower by annualizing the Consolidated Adjusted EBITDA attributable to the relevant comparable (as determined by the Borrower in good faith) facilities in their respective fourth full fiscal quarter of operation minus (ii) the actual Consolidated Adjusted EBITDA generated by the relevant De Novo Facility (this clause (f), the “De Novo Facility Adjustment”); provided, the aggregate amount added to Consolidated Adjusted EBITDA in any four Fiscal Quarter period in reliance on this clause (f), together with the aggregate amount added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clauses (c)(ii), (c)(xii), (c)(xiii), (c)(xiv), and (c)(xv), the aggregate amount added in determining Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clause (e) of “Consolidated Adjusted EBITDA” and the aggregate amount excluded from Consolidated Net Income in such four Fiscal Quarter period in reliance on the Consolidated Net Income Specified Exclusion, shall be subject to, and not exceed, the Shared EBITDA Cap; plus

(g)          non-cash Charges in connection with a change in the fair value of contingent earn-out shares and/or warrants with respect to the SPAC Transaction, the Series A Preferred Shares issued on the Closing Date and any subsequent public or private offering of equity interests of the Borrower or any direct or indirect parent company thereof; minus

(h)         any amount which, in the determination of Consolidated Net Income for such period, has been added for any non-cash income or non-cash gain, all as determined in accordance with GAAP (provided that if any non-cash income or non-cash gain represents an accrual or deferred income in respect of potential cash items in any future period, such Person may determine not to deduct the relevant non-cash gain or income in the then-current period); minus

(i)          the amount of any cash payment made during such period in respect of any non-cash accrual, reserve or other non-cash Charge that is accounted for in a prior period which was added to Consolidated Net Income to determine Consolidated Adjusted EBITDA for such prior period and which does not otherwise reduce Consolidated Net Income for the current period; minus

(j)          to the extent the related legal and/or professional fees were not excluded or deducted in the determination of Consolidated Net Income for such period (or did not otherwise reduce Consolidated Net Income for such period), the amount by which (i) the sum of the aggregate amount of Restricted Payments made pursuant to sub-clause (y) of Section 6.04(a)(i)(D) in respect of such legal and/or professional fees that were not so excluded or deducted in in the four Fiscal Quarter period in such period plus the aggregate amount of Public Company Costs added back to Consolidated Net Income for purposes of the determination of Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clause (c)(viii)(D) of the definition of “Consolidated Adjusted EBITDA” exceeds (ii) $20,000,000 in such four Fiscal Quarter period.

Notwithstanding anything to the contrary herein,

(1)         it is agreed that for the purpose of calculating the Total Net Leverage Ratio and the Secured Net Leverage Ratio for any period that includes the Fiscal Quarters ended March 31, 2021, June 30, 2021, September 30, 2021 or December 31, 2021, (i) Consolidated Adjusted EBITDA for the Fiscal Quarter ended March 31, 2021 shall be deemed to be $7,794,426, (ii) Consolidated Adjusted EBITDA for the Fiscal Quarter ended June 30, 2021 shall be deemed to be $30,434,327, (iii) Consolidated Adjusted EBITDA for the Fiscal Quarter ended September 30, 2021 shall be deemed to be $12,622,058 and (iv) Consolidated Adjusted EBITDA for the Fiscal Quarter ended December 31, 2021 shall be deemed to be $5,821,977 in each case, as adjusted on a Pro Forma Basis, as applicable (such deemed Consolidated Adjusted EBITDA for any such Fiscal Quarter, “Deemed EBITDA”), provided, that the amounts set forth in clauses (c)(ii), (c)(xii), (c)(xiii), (c)(xiv), (c)(xv), (e), and (f) of the definition of Consolidated Adjusted EBITDA in respect of any period during which Deemed EBITDA is being used, shall not be duplicative of amounts included in Deemed EBITDA as of the Closing Date;

 (2)         there shall be no adjustment to Consolidated Adjusted EBITDA or Consolidated Net Income for bad debt expense or account receivables write-downs or write-offs; and

(3)         for the avoidance of doubt, the Shared EBITDA Cap shall not exceed 25% of Consolidated Adjusted EBITDA.

It is understood and agreed that, for purposes of calculating the Consolidated Adjusted EBITDA attributable to any de novo facility, if the De Novo Facility Adjustment applies in any Fiscal Quarter (the “Subject Fiscal Quarter”) of a Test Period, the De Novo Facility Adjustment will continue to apply with respect to such Subject Fiscal Quarter in any subsequent Test Period that includes such Subject Fiscal Quarter, even if the De Novo Facility Adjustment does not apply in respect of such de novo facility in any subsequent fiscal quarter included in any such subsequent Test Period.

“Consolidated APC” means any Affiliated Practice that has entered into or is otherwise subject to Acceptable Practice Management Arrangements, which, for accounting purposes is consolidated with the Borrower in accordance with GAAP.

“Consolidated First Lien Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is (a) incurred pursuant to the Loan Documents or (b) secured by a Lien on the Collateral that does not rank junior to the Liens on the Collateral securing the Secured Obligations.  For the avoidance of doubt, and without duplication of the provisions of the definition of “Consolidated Total Debt”, “Consolidated First Lien Debt” shall be calculated net of the Unrestricted Cash Amount.

“Consolidated Interest Expense” means, with respect to any Person for any period, the sum of (a) consolidated total interest expense of such Person and its Restricted Subsidiaries and/or Consolidated APCs for such period, whether paid or accrued and whether or not capitalized, (including, without limitation (and without duplication), amortization of any debt issuance cost and/or original issue discount, any premium paid to obtain payment, financial assurance or similar bonds, any interest capitalized during construction, any non-cash interest payment, the interest component of any deferred payment obligation, the interest component of any payment under any Capital Lease (regardless of whether accounted for as interest expense under GAAP), any commission, discount and/or other fee or charge owed with respect to any letter of credit and/or bankers’ acceptance, any fee and/or expense paid to the Administrative Agent in connection with its services hereunder, any other bank, administrative agency (or trustee) and/or financing fee and any cost associated with any surety bond in connection with financing activities (whether amortized or immediately expensed)) plus (b) any cash dividend paid or payable in respect of Disqualified Capital Stock during such period other than to such Person or any Loan Party and/or any Consolidated APC, plus (c) any net losses or obligations arising from any Hedge Agreement and/or other derivative financial instrument issued by such Person for the benefit of such Person or its subsidiaries and/or Consolidated APCs, in each case determined on a consolidated basis for such period.  For purposes of this definition, interest in respect of any Capital Lease shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capital Lease in accordance with GAAP.

“Consolidated Net Income” means, in respect of any period and as determined for any Person (the “Subject Person”) on a consolidated basis, an amount equal to the sum of net income, determined in accordance with GAAP, but excluding:

(a)          (i) the income of any Person (other than a Restricted Subsidiary and/or a Consolidated APC of the Subject Person) in which any other Person (other than the Subject Person or any of its Restricted Subsidiaries or Consolidated APCs) has a joint interest, except to the extent of the amount of dividends or distributions or other payments (including any ordinary course dividend, distribution or other payment) paid in cash (or to the extent converted into cash) to the Subject Person or any of its Restricted Subsidiaries or Consolidated APCs by such Person during such period or (ii) the loss of any Person (other than a Restricted Subsidiary or Consolidated APC of the Subject Person) in which any other Person (other than the Subject Person or any of its Restricted Subsidiaries or Consolidated APCs) has a joint interest, other than to the extent that the Subject Person or any of its Restricted Subsidiaries or Consolidated APCs has contributed cash or Cash Equivalents to such Person in respect of such loss during such period,

(b)          any gain or Charge attributable to any asset Disposition (including asset retirement costs and including any abandonment of assets) or of returned surplus assets outside the ordinary course of business,

(c)         (i) any Charge from (A) any extraordinary item (as determined in good faith by such Person) and/or (B) any nonrecurring or unusual item (as determined in good faith by such Person) and/or (ii) any Charge associated with and/or payment of any actual or prospective legal settlement, fine, judgment or order (this clause (c)(ii), together with this clause (c)(i), the “Consolidated Net Income Specified Exclusion”) and/or (ii) any net gain (it being understood that in no event shall the Charges netted against such gain exceed such gain and result in an increase to Consolidated Net Income) from (A) any extraordinary item (as determined in good faith by such Person) and/or (B) any nonrecurring or unusual item (as determined in good faith by such Person); provided that the aggregate amount excluded from Consolidated Net Income in any four Fiscal Quarter period in reliance on the Consolidated Net Income Specified Exclusion, together with the aggregate amount added to Consolidated Net Income for purpose of determining Consolidated Adjusted EBITDA in such four Fiscal Quarter period in reliance on clauses (c)(ii), (c)(xii), (c)(xiii), (c)(xiv),(c)(xv), (e) and (f) of “Consolidated Adjusted EBITDA”, shall be subject to, and not exceed, the Shared EBITDA Cap,

(d)        any net gain or Charge with respect to (i) any disposed, abandoned, divested and/or discontinued asset, property or operation (other than, at the option of the Borrower, any asset, property or operation pending the disposal, abandonment, divestiture and/or termination thereof), (ii) any disposal, abandonment, divestiture and/or discontinuation of any asset, property or operation (other than, at the option of such Person, relating to assets or properties held for sale or pending the divestiture or termination thereof) and/or (iii) any facility that has been closed during such period,

(e)          any net income or write-off or amortization made of any deferred financing cost and/or premium paid or other Charge, in each case attributable to the early extinguishment of Indebtedness (and the termination of any associated Hedge Agreement),

(f)          (i) any Charge incurred pursuant to any management equity plan, profits interest or stock option plan or any other management or employee benefit plan or agreement, any pension plan (including any post-employment benefit scheme which has been agreed with the relevant pension trustee), any stock subscription or shareholder agreement, any employee benefit trust, any employment benefit scheme or any similar equity plan or agreement (including any deferred compensation arrangement) (excluding in the case of this clause (i) any cash contributions to any employee 401(k) program or similar arrangement) and (ii) any Charge incurred in connection with the rollover, acceleration or payout of Capital Stock held by management of Holdings (or any other Parent Company), the Borrower and/or any Restricted Subsidiary, in each case, to the extent that any cash Charge is funded with net cash proceeds contributed to relevant Person as a capital contribution or as a result of the sale or issuance of Qualified Capital Stock,

(g)         any Charge that is established, adjusted and/or incurred, as applicable, (i) within 12 months after the Closing Date that is required to be established, adjusted or incurred, as applicable, as a result of the Transactions in accordance with GAAP, (ii) within 12 months after the closing of any other acquisition that is required to be established, adjusted or incurred, as applicable, as a result of such acquisition in accordance with GAAP or (iii) as a result of any change in, or the adoption or modification of, accounting principles and/or policies in accordance with GAAP,

(h)        (i) the effects of adjustments (including the effects of such adjustments pushed down to the relevant Person and its subsidiaries and/or Consolidated APCs) in component amounts required or permitted by GAAP (including in the inventory, property and equipment, lease, rights fee arrangement, software, goodwill, intangible asset, in-process research and development, deferred revenue, advanced billing and debt line items thereof), resulting from the application of purchase accounting in relation to the Transactions or any consummated acquisition or recapitalization accounting or the amortization or write-off of any amounts thereof, net of Taxes, and (ii) the cumulative effect of changes (effected through cumulative effect adjustment or retroactive application) in, or the adoption or modification of, accounting principles or policies made in such period in accordance with GAAP which affect Consolidated Net Income (except that, if the Borrower determines in good faith that the cumulative effects thereof are not material to the interests of the Lenders, the effects of any change, adoption or modification of any such principles or policies may be included in any subsequent period after the Fiscal Quarter in which such change, adoption or modification was made),

(i)          [reserved];

(j)          solely for the purpose of calculating Excess Cash Flow, the income or loss of any Person accrued prior to the date on which such Person becomes a Restricted Subsidiary or Consolidated APC of such Person or is merged into or consolidated with such Person or any Restricted Subsidiary or Consolidated APC of such Person or the date that such other Person’s assets are acquired by such Person or any Restricted Subsidiary or Consolidated APC of such Person,

(k)          (i) any realized or unrealized gain or loss in respect of (A) any obligation under any Hedge Agreement as determined in accordance with GAAP and/or (B) any other derivative instrument pursuant to, in the case of this clause (B), Financial Accounting Standards Board’s Accounting Standards Codification No. 815-Derivatives and Hedging, (ii) any realized or unrealized foreign currency exchange gain or loss (including any currency re-measurement of Indebtedness, any net gain or loss resulting from Hedge Agreements for currency exchange risk resulting from any intercompany Indebtedness, any foreign currency translation or transaction or any other currency-related risk); provided, that notwithstanding anything to the contrary herein, any realized gain or loss in respect of any Designated Operational FX Hedge shall be included in the calculation of Consolidated Net Income, and

(l)          any deferred Tax expense associated with any tax deduction or net operating loss arising as a result of the Transactions, or the release of any valuation allowance related to any such item.

“Consolidated Net Income Specified Exclusion” has the meaning assigned to such term in clause (c) of the definition of “Consolidated Net Income.”

“Consolidated Secured Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured.  It is understood and agreed that the Second Lien PIK Notes and any Specified Junior Debt that is secured shall be included in the determination of Consolidated Secured Debt.

“Consolidated Total Assets” means, at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the applicable Person at such date.

“Consolidated Total Debt” means, as to any Person at any date of determination, the aggregate principal amount of (a) all third party debt for borrowed money (including LC Disbursements that have not been reimbursed within three Business Days and the outstanding principal balance of all indebtedness of such Person represented by notes, bonds and similar instruments and excluding, for the avoidance of doubt, (i) undrawn letters of credit and (ii) the amount of any loan made by the Borrower and/or any Restricted Subsidiary to any Consolidated APC), (b) capital leases and purchase money indebtedness, (c) the deferred purchase price of property or services constituting Indebtedness under clause (d) of the definition of “Indebtedness” and (d) guarantees of Indebtedness of the type described in clause (a) above, as such amount may be adjusted to reflect the effect (as determined by the Borrower in good faith) of any hedge agreement or other derivative instrument entered into in respect of the currency exchange risk relating to such third party debt for borrowed money, calculated on a mark-to-market basis; minus (e) the Unrestricted Cash Amount and (f) excluding any obligation, liability or indebtedness of such Person if, upon or prior to the maturity thereof, such Person has irrevocably deposited with the proper Person in trust or escrow the necessary funds (or evidences of indebtedness) for the payment, redemption or satisfaction of such obligation, liability or indebtedness, and thereafter such funds and evidences of such obligation, liability or indebtedness or other security so deposited are not included in the calculation of the Unrestricted Cash Amount. It is understood and agreed that the Second Lien PIK Notes and any Specified Junior Debt shall be included in the determination of Consolidated Total Debt.

“Consolidated Working Capital” means, as at any date of determination, the excess of Current Assets over Current Liabilities.

“Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Contribution Indebtedness Amount” has the meaning assigned to such term in Section 6.01(r).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Control Agreement” means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Administrative Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Parent Loan Guarantor or Loan Party maintaining such account, effective to grant “control” (as defined under the applicable UCC) over such account to the Administrative Agent.

“Copyright” means the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright whether published or unpublished, copyright registrations and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding any Business Day adjustment) as such Available Tenor.

“Credit Extension” means each of (i) the making of a Revolving Loan or Swingline Loan (other than any Letter of Credit Reimbursement Loan or any Revolving Loan resulting from the application of Section 2.04(b)) or (ii) the issuance, amendment, modification, renewal or extension of any Letter of Credit (other than any such amendment, modification, renewal or extension that does not increase the Stated Amount of the relevant Letter of Credit).

“Credit Facilities” means the Revolving Facility and the Term Facility.

“Crossholder Lender Term Loan Exchange and Cancellation” has the meaning assigned to such term in the Second Amendment.

“Crossholder Lenders” means the Term Lenders executing the Assignment and Assumption Agreement (as defined in to the Second Amendment) and constituting Crossholder Lenders under the Second Amendment.

“Cure Amount” means, collectively, the Leverage Covenant Cure Amount and the Liquidity Covenant Cure Amount.

“Current Assets” means, at any date, all assets of the Borrower, its Restricted Subsidiaries and Consolidated APCs which under GAAP would be classified as current assets (excluding any (i) cash or Cash Equivalents (including cash and Cash Equivalents held on deposit for third parties by the Borrower, any Restricted Subsidiary and/or any Consolidated APC), (ii) permitted loans to third parties, (iii) deferred bank fees and derivative financial instruments related to Indebtedness, (iv) the current portion of current and deferred Taxes and (v) management fees receivables).

“Current Liabilities” means, at any date, all liabilities of the Borrower, its Restricted Subsidiaries and/or Consolidated APCs which under GAAP would be classified as current liabilities, other than (i) current maturities of long term debt, (ii) outstanding revolving loans and letter of credit exposure, (iii) accruals of Consolidated Interest Expense (excluding Consolidated Interest Expense that is due and unpaid), (iv) obligations in respect of derivative financial instruments related to Indebtedness, (v) the current portion of current and deferred Taxes, (vi) liabilities in respect of unpaid earnouts or unpaid acquisition, disposition or refinancing related expenses and deferred purchase price holdbacks, (vii) accruals relating to restructuring reserves, (viii) liabilities in respect of funds of third parties on deposit with the Borrower, any Restricted Subsidiary and/or any Consolidated APC, (ix) management fees payables, (x) the current portion of any Capital Lease obligation, (xi) the current portion of any other long term liability for Indebtedness, (xii) accrued settlement costs, (xiii) non-cash compensation costs and expenses and (xiv) any other liabilities that are not Indebtedness and will not be settled in Cash or Cash Equivalents during the next succeeding twelve month period after such date.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Day prior to (a) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (b) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.  Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“De Novo Facility” has the meaning assigned to such term in clause (f) of the definition of Consolidated Adjusted EBITDA.

“De Novo Facility Adjustment” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”.

“Debt Fund Affiliate” means with respect to each Sponsor, any Affiliate of such Sponsor (other than a natural Person) that is a bona fide debt fund or other investment vehicle (in each case with one or more bona fide investors to whom its managers owe fiduciary duties independent of their fiduciary duties to the fund or other investment vehicle of such Sponsor (and funds managed or advised by such fund or investment vehicle) that is responsible for managing the equity investment in the company) that is primarily engaged in, or manages or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course.

“Debt FX Hedge” means any Hedge Agreement entered into for the purpose of hedging currency-related risks in respect of any Indebtedness of the type described in the definition of “Consolidated Total Debt”.

“Debtor Relief Laws” means the Bankruptcy Code of the U.S., and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the U.S. or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning assigned to such term in Section 2.11(b)(v).

“Default” means any event or condition which upon notice, lapse of time or both would become an Event of Default.

“Defaulting Lender” means any Person that has (a) defaulted in (or is otherwise unable to perform) its obligations under this Agreement, including its obligations (x) to make a Loan within two Business Days of the date required to be made by it hereunder or (y) to fund its participation in a Letter of Credit or Swingline Loan required to be funded by it hereunder within two Business Days of the date such obligation arose or such Loan, Letter of Credit or Swingline Loan was required to be made or funded, unless, in the case of subclause (x) above, such Person notifies the Administrative Agent in writing that such failure is the result of such Person’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) notified the Administrative Agent, any Issuing Bank or the Swingline Lender or the Borrower in writing that it does not intend to satisfy or perform any such obligation or has made a public statement to the effect that it does not intend to comply with its funding or other obligations under this Agreement or under agreements in which it commits to extend credit generally (unless such writing indicates that such position is based on such Person’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan cannot be satisfied), (c) failed, within two Business Days after the request of the Administrative Agent or the Borrower, to confirm in writing that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit or Swingline Loans; provided that such Person shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent, (d) become (or any parent company thereof has become) insolvent or been determined by any Governmental Authority having regulatory authority over such Person or its assets, to be insolvent, or the assets or management of which has been taken over by any Governmental Authority or (e)(i) become (or any parent company thereof has become) either the subject of (A) a bankruptcy or insolvency proceeding or (B) a Bail-In Action, (ii) has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or (iii) has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment, unless in the case of any Person subject to this clause (e), the Borrower and the Administrative Agent have each determined that such Person intends, and has all approvals required to enable it (in form and substance satisfactory to the Borrower and the Administrative Agent), to continue to perform its obligations hereunder; provided that no Person shall be deemed to be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in such Lender or its parent by any Governmental Authority; provided that such action does not result in or provide such Lender with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contract or agreement to which such Person is a party.

“Delaware Divided LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division.

“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware.

“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.

“Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

“Derivative Transaction” means (a) any interest-rate transaction, including any interest-rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar or floor), and any other instrument linked to interest rates that gives rise to similar credit risks (including when-issued securities and forward deposits accepted), (b) any exchange-rate transaction, including any cross-currency interest-rate swap, any forward foreign-exchange contract, any currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks, (c) any equity derivative transaction, including any equity-linked swap, any equity-linked option, any forward equity-linked contract, and any other instrument linked to equities that gives rise to similar credit risk and (d) any commodity (including precious metal) derivative transaction, including any commodity-linked swap, any commodity-linked option, any forward commodity-linked contract, and any other instrument linked to commodities that gives rise to similar credit risks; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees, members of management, managers or consultants of the Borrower or its subsidiaries shall be a Derivative Transaction.

“Designated Non-Cash Consideration” means the fair market value (as determined by the Borrower in good faith) of non-Cash consideration received by the Borrower or any Restricted Subsidiary in connection with any Disposition pursuant to Section 6.07(h) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower, setting forth the basis of such valuation (which amount will be reduced by the amount of Cash or Cash Equivalents received in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to Cash or Cash Equivalents).

“Designated Operational FX Hedge” means any Hedge Agreement entered into for the purpose of hedging currency-related risks in respect of the revenues, cash flows or other balance sheet items of the Borrower, any of its subsidiaries and/or Consolidated APCs and designated at the time entered into (or on or prior to the Closing Date, with respect to any Hedge Agreement entered into on or prior to the Closing Date) as a Designated Operational FX Hedge by the Borrower in a writing delivered to the Administrative Agent.

“Discretionary Guarantor” has the meaning assigned to such term in Section 5.12(c).

“Disposition” or “Dispose” means the sale, lease, sublease, license, sublicense or other disposition of any property of any Person, including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division or any issuance of Capital Stock of any subsidiary of the Borrower.

“Disqualified Capital Stock” means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than for Qualified Capital Stock), in whole or in part, on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such redemption is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date shall constitute Disqualified Capital Stock), (b) is or becomes convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Capital Stock that would constitute Disqualified Capital Stock, in each case at any time on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued, (c) contains any mandatory repurchase obligation or any other repurchase obligation at the option of the holder thereof (other than for Qualified Capital Stock), in whole or in part, which may come into effect prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such repurchase obligation is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date shall constitute Disqualified Capital Stock) or (d) provides for the scheduled payments of dividends in Cash on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued; provided that any (x) Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Capital Stock upon the occurrence of any change of control or any Disposition occurring prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued shall not constitute Disqualified Capital Stock if such Capital Stock provides that the issuer thereof will not redeem any such Capital Stock pursuant to such provisions unless either (1) the relevant redemption is permitted by the terms of this Agreement or (2) the Termination Date has occurred and (y) for purposes of clause (a) through (d) above, it is understood and agreed that if any such maturity, redemption, conversion, exchange, repurchase obligation or scheduled payment is in part, only such party coming into effect prior to the date that is 91 days following the Latest Maturity Date (determined at the time such Capital Stock is issued) shall constitute Disqualified Capital Stock.  For the avoidance of doubt, the Preferred Shares shall not constitute Disqualified Capital Stock.

Notwithstanding the preceding sentence, (A) if such Capital Stock is issued pursuant to any plan for the benefit of directors, officers, employees, members of management, managers or consultants or by any such plan to such directors, officers, employees, members of management, managers or consultants, in each case in the ordinary course of business of Holdings, the Borrower or any Restricted Subsidiary, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the issuer thereof in order to satisfy applicable statutory or regulatory obligations, and (B) no Capital Stock held by any future, present or former employee, director, officer, manager, member of management or consultant (or their respective Affiliates or Immediate Family Members) of the Borrower (or any Parent Company or any subsidiary) shall be considered Disqualified Capital Stock because such stock is redeemable or subject to repurchase pursuant to any management equity subscription agreement, stock option, stock appreciation right or other stock award agreement, stock ownership plan, put agreement, stockholder agreement or similar agreement that may be in effect from time to time.

“Disqualified Institution” means:

(a)          (i) any Person identified in writing to the Administrative Agent and the Lender Representative on or prior to February 24, 2022, (ii) any Person that is identified in writing to the Administrative Agent and the Lender Representative after the Closing Date (provided, that any Person so identified after the Closing Date must be reasonably acceptable to the Administrative Agent and Lender Representative), (iii) any Affiliate of any Person described in clauses (i) or (ii) above that is reasonably identifiable on the basis of such Person’s name as an Affiliate of such Person, and (iv) any other Affiliate of any Person described in clauses (i), (ii) or (iii) above that is identified in a written notice to the Administrative Agent and the Lender Representative (each such person, a “Disqualified Lending Institution”);

(b)          prior to the occurrence of an Event of Default under Section 7.01(f) or (g), (i) any Person that is or becomes a Company Competitor and/or any Affiliate of any Company Competitor (other than a Competitor Debt Fund Affiliate), in each case, that is identified in writing to the Administrative Agent and the Lender Representative, (ii) any Affiliate of any Person described in clause (i) above (other than any Competitor Debt Fund Affiliate) that is reasonably identifiable on the basis of such Person’s name as an Affiliate of such Person and (iii) any other Affiliate of any Person described in clauses (i) or (ii) above that is identified in a written notice to the Administrative Agent and the Lender Representative; it being understood and agreed that no Competitor Debt Fund Affiliate of any Company Competitor may be designated as a Disqualified Institution pursuant to this clause (iii); and

(c)          any Affiliate or Representative of any Arranger and/or any Lender that is engaged as a principal primarily in private equity or venture capital (any Person described in this clause (c), an “Excluded Party”);

          provided that no written notice delivered pursuant to clauses (a)(ii), (a)(iv), (b)(i) and/or (b)(iii) above shall apply retroactively to disqualify any person that has previously acquired an assignment or participation interest in the Loans under the applicable Credit Facility prior to the delivery of such notice.

          The Borrower shall be permitted to remove any Person from the list of Disqualified Institutions; provided, that at any time after the removal of such Person, the Borrower shall be permitted to redesignate such Person as a Disqualified Institution without the consent of the Administrative Agent, the Lender Representative or any other Person upon written notice to the Administrative Agent and the Lender Representative.

“Disqualified Lending Institution” has the meaning assigned to such term in the definition of “Disqualified Institution”.

“Disqualified Person” has the meaning assigned to such term in Section 9.05(f)(ii).

“Dollars” or “$” refers to lawful money of the U.S.

“Domestic Subsidiary” means any Restricted Subsidiary incorporated or organized under the laws of the U.S., any state thereof or the District of Columbia.

“Dutch Auction” has the meaning assigned to such term on Schedule 1.01(b) hereto.

“ECF Prepayment Amount” has the meaning assigned to such term in Section 2.11(b)(i).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country (or, to the extent that the United Kingdom is not an EEA Member Country, the United Kingdom), which is subject to the supervision of a Resolution Authority, (b) any entity established in an EEA Member Country (or, to the extent that the United Kingdom is not an EEA Member Country, the United Kingdom), which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country (or, to the extent that the United Kingdom is not an EEA Member Country, the United Kingdom), which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Yield” means, as to any Indebtedness, the effective yield applicable thereto calculated by the Administrative Agent in consultation with the Borrower in a manner consistent with generally accepted financial practices, taking into account (a) interest rate margins, (b) interest rate floors (subject to the proviso set forth below), (c) any amendment to the relevant interest rate margins and interest rate floors prior to the applicable date of determination and (d) original issue discount and upfront or similar fees (based on an assumed four-year average life to maturity or lesser remaining average life to maturity), but excluding (i) any customary arrangement, commitment, structuring, underwriting fee, in each case, that is paid or payable by the Borrower to arrangers (and that is not shared with lenders generally), (ii) ticking, unused line fees and/or amendment fees (regardless of whether any such fees are paid to or shared in whole or in part with any lender) and (iii) any other customary fee that is not paid directly by the Borrower generally to all relevant lenders ratably; provided, however, that (A) to the extent that the Adjusted Term SOFR Rate (with an Interest Period of three months) or Alternate Base Rate (without giving effect to any floor specified in the definition thereof) is less than any floor applicable to the Term Loans in respect of which the Effective Yield is being calculated on the date on which the Effective Yield is determined, the amount of the resulting difference will be deemed added to the interest rate margin applicable to the relevant Indebtedness for purposes of calculating the Effective Yield and (B) to the extent that the Adjusted Term SOFR Rate (for a period of three months) or Alternate Base Rate (without giving effect to any floor specified in the definition thereof) is greater than any applicable floor on the date on which the Effective Yield is determined, the floor will be disregarded in calculating the Effective Yield.

“Electronic Signature” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

“Eligible Assignee” means (a) any Lender, (b) any commercial bank, insurance company, or finance company, financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act), (c) any Affiliate of any Lender, (d) any Approved Fund of any Lender and (e) to the extent permitted under Section 9.05(g), any Affiliated Lender or any Debt Fund Affiliate; provided that in any event, “Eligible Assignee” shall not include (i) any natural person, (ii) any Disqualified Institution or (iii) except as permitted under Section 2.22(b) or Section 9.05(g), the Borrower or any of its Affiliates.

“Environment” means ambient air, indoor air, surface water, groundwater, drinking water, land surface and subsurface strata & natural resources such as wetlands, flora and fauna.

“Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (b) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (c) in connection with any actual or alleged damage, injury, threat or harm to the Environment.

“Environmental Laws” means any and all current or future applicable foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other applicable requirements of Governmental Authorities and the common law relating to (a) environmental matters, including those relating to any Hazardous Materials Activity; or (b) the generation, use, storage, transportation or disposal of or exposure to Hazardous Materials, in any manner applicable to the Borrower or any of its Restricted Subsidiaries or any Facility.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with the Borrower or any Restricted Subsidiary and is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any Restricted Subsidiary or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations at any facility of the Borrower or any Restricted Subsidiary or any ERISA Affiliate as described in Section 4062(e) of ERISA, in each case, resulting in liability pursuant to Section 4063 of ERISA; (c) a complete or partial withdrawal by the Borrower or any Restricted Subsidiary or any ERISA Affiliate from a Multiemployer Plan resulting in the imposition of Withdrawal Liability on the Borrower or any Restricted Subsidiary or any ERISA Affiliate, notification of the Borrower or any Restricted Subsidiary or any ERISA Affiliate concerning the imposition of Withdrawal Liability or notification that a Multiemployer Plan is “insolvent” within the meaning of Section 4245 of ERISA; (d) the filing of a notice of intent to terminate a Pension Plan under Section 4041(c) of ERISA, the treatment of a Pension Plan amendment as a termination under Section 4041(c) of ERISA, the commencement of proceedings by the PBGC to terminate a Pension Plan or the receipt by the Borrower or any Restricted Subsidiary or any ERISA Affiliate of notice of the treatment of a Multiemployer Plan amendment as a termination under Section 4041A of ERISA or of notice of the commencement of proceedings by the PBGC to terminate a Multiemployer Plan; (e) the occurrence of an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any Restricted Subsidiary or any ERISA Affiliate, with respect to the termination of any Pension Plan; or (g) the conditions for imposition of a Lien under Section 303(k) of ERISA have been met with respect to any Pension Plan.

“Erroneous Payment” has the meaning assigned to such term in Section 8.14(a).

“Erroneous Payment Return Deficiency” has the meaning assigned to such term in Section 8.14(a).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning assigned to such term in Article 7.

“Excess Cash Flow” means, for any Excess Cash Flow Period, any amount (if positive) equal to:

(a)          Consolidated Adjusted EBITDA for such Excess Cash Flow Period (without giving effect to clauses (e), (f) and (g) of the definition thereof, the amounts added back in reliance on which shall be deducted in determining Excess Cash Flow); plus

(b)          any extraordinary, unusual or non-recurring cash gain during such Excess Cash Flow Period (whether or not accrued in such Excess Cash Flow Period) to the extent not otherwise included in Consolidated Adjusted EBITDA (including any component definition used therein); plus

(c)        any foreign currency exchange gain actually realized and received in cash in U.S. Dollars (including any currency re-measurement of Indebtedness, any net gain or loss resulting from Hedge Agreements for currency exchange risk resulting from any intercompany Indebtedness, any foreign currency translation or transaction or any other currency-related risk), net of any loss from foreign currency translation; plus

(d)          reserved; plus

(e)          an amount equal to all Cash received for such period on account of any net non-Cash gain or income from any Investment deducted in a previous period pursuant to clause (s)(ii) of this definition; plus

(f)          the decrease, if any, in Consolidated Working Capital from the first day to the last day of such Excess Cash Flow Period, but excluding any such decrease in Consolidated Working Capital arising from (i) the acquisition or Disposition of any Person by the Borrower, any Restricted Subsidiary or any Consolidated APC, (ii) the reclassification during such period of current assets to long term assets and current liabilities to long term liabilities, (iii) the application of purchase and/or recapitalization accounting and/or (iv) the effect of any fluctuation in the amount of accrued and contingent obligations under any Hedge Agreement; minus

(g)         the amount, if any, which, in the determination of Consolidated Adjusted EBITDA (including any component definitions used therein) for such Excess Cash Flow Period, has been included in respect of income or gain from any Disposition outside of the ordinary course of business (including Dispositions constituting covered losses or taking of assets referred to in the definition of “Net Insurance/Condemnation Proceeds”) of the Borrower, any Restricted Subsidiary and/or any Consolidated APC; minus

(h)          cash payments actually made in respect of the following (without duplication):

(i)          any Investment permitted by Section 6.06 (other than Investments (i) in Cash or Cash Equivalents, (ii) in any Restricted Subsidiary, any Consolidated APC and/or Non-Consolidated APC or (iii) made pursuant to Section 6.06(r)(i)) and/or any Restricted Payment permitted by Section 6.04(a) (other than pursuant to Section 6.04(a)(iii)(A)) and actually made in cash during such Excess Cash Flow Period or, at the option of the Borrower, made prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such Excess Cash Flow Period, (A) except to the extent the relevant Investment and/or Restricted Payment is financed with the proceeds of long term funded Indebtedness (other than revolving Indebtedness) and (B) without duplication of any amounts deducted from Excess Cash Flow for a prior Excess Cash Flow Period;

(ii)         any realized foreign currency exchange loss actually paid or payable in cash (including any currency re-measurement of Indebtedness, any net gain or loss resulting from Hedge Agreements for currency exchange risk resulting from any intercompany Indebtedness, any foreign currency translation or transaction or any other currency-related risk);

(iii)         the aggregate amount of any extraordinary, unusual or non-recurring cash Charge (whether or not incurred in such Excess Cash Flow Period) excluded in calculating Consolidated Adjusted EBITDA (including any component definition used therein);

(iv)        consolidated Capital Expenditures actually made in cash during such Excess Cash Flow Period or, at the option of the Borrower, made prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such Excess Cash Flow Period, (A) except to the extent financed with the proceeds of long term funded Indebtedness (other than revolving Indebtedness) and (B) without duplication of any amount deducted from Excess Cash Flow for a prior Excess Cash Flow Period;

(v)          any long-term liability, excluding the current portion of any such liability (other than Indebtedness) of the Borrower, any Restricted Subsidiary and/or any Consolidated APC---;

(vi)         any cash Charge added back in calculating Consolidated Adjusted EBITDA pursuant to clause (c) of the definition thereof or excluded from the calculation of Consolidated Net Income in accordance with the definition thereof;

(vii)        the aggregate amount of expenditures actually made by the Borrower, any Restricted Subsidiary and/or, without duplication, any Consolidated APC during such Fiscal Year (including any expenditure for the payment of financing fees) to the extent that such expenditures are not expensed; minus

(i)          the aggregate principal amount of (i) all optional prepayments of Indebtedness (other than any optional prepayment of (A) Indebtedness under the Loan Documents that is prepaid, repurchased, redeemed or otherwise retired prior to such date, in each case, that is deducted in calculating the amount of any Excess Cash Flow payment in accordance with Section 2.11(b)(i) or (B) revolving Indebtedness except to the extent any related commitment is permanently reduced in connection with such repayment), (ii) all mandatory prepayments and scheduled repayments of Indebtedness during such Excess Cash Flow Period to the extent required due to a Prepayment Asset Sale or the receipt of Net Insurance/Condemnation Proceeds that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase and (iii) the aggregate amount of any premium, make-whole or penalty payment actually paid in cash by the Borrower, any Restricted Subsidiary and/or any Consolidated APC during such period that are required to be made in connection with any prepayment of Indebtedness, in each case, except to the extent financed with long term funded Indebtedness (other than revolving Indebtedness); minus

(j)          Consolidated Interest Expense actually paid or payable in cash by the Borrower, any Restricted Subsidiary and/or any Consolidated APC during such Excess Cash Flow Period; minus

(k)         Taxes (inclusive of Taxes paid or payable under tax sharing agreements or arrangements and/or in connection with any intercompany distribution) paid or payable by Borrower, any Restricted Subsidiary and/or any Consolidated APC with respect to such Excess Cash Flow Period; minus

(l)          the increase, if any, in Consolidated Working Capital from the first day to the last day of such Excess Cash Flow Period (or, in the case of the Excess Cash Flow Period ending on December 31, 2022, from the first day to the last day of the Test Period ending on such date), but excluding any such increase in Consolidated Working Capital arising from (i) the acquisition or Disposition of any Person by the Borrower, any Restricted Subsidiary and/or any Consolidated APC, (ii) the reclassification during such period of current assets to long term assets and current liabilities to long term liabilities, (iii) the application of purchase and/or recapitalization accounting and/or (iv) the effect of any fluctuation in the amount of accrued and contingent obligations under any Hedge Agreement; minus

(m)        the amount of any Tax obligation of the Borrower, any Restricted Subsidiary and/or any Consolidated APC that is estimated in good faith by the Borrower as due and payable (but is not currently due and payable) by the Borrower, any Restricted Subsidiary and/or any Consolidated APC as a result of the repatriation of any dividend or similar distribution of net income of any Foreign Subsidiary to the Borrower, any Restricted Subsidiary and/or any Consolidated APC; minus

(n)         without duplication of amounts deducted from Excess Cash Flow in respect of a prior period, at the option of the Borrower, the aggregate consideration (i) required to be paid in Cash by the Borrower, any Restricted Subsidiary and/or any Consolidated APC pursuant to binding contracts entered into prior to or during such period relating to Capital Expenditures, acquisitions or Investments and Restricted Payments described in clause (h)(i) above and/or (ii) otherwise committed or budgeted to be made in connection with Capital Expenditures, acquisitions or Investments and/or Restricted Payments described in clause (h)(i) above (clauses (i) and (ii), the “Scheduled Consideration”) (other than Investments in (A) Cash and Cash Equivalents and (B) the Borrower, any Restricted Subsidiary and/or any Consolidated APC) to be consummated or made during the period of four consecutive Fiscal Quarters of the Borrower following the end of such period (except, in each case, to the extent financed with long term funded Indebtedness (other than revolving Indebtedness)); provided that to the extent the aggregate amount actually utilized to finance such Capital Expenditures, acquisitions or Investments or Restricted Payments during such subsequent period of four consecutive Fiscal Quarters is less than the Scheduled Consideration, the amount of the resulting shortfall shall be added to the calculation of Excess Cash Flow at the end of such subsequent period of four consecutive Fiscal Quarters; minus

(o)          amounts added to Consolidated Net Income, in each case to the extent paid in cash, under clauses (c)(ii), (c)(v), (c)(viii), (c)(ix), (c)((xi), (c)(xii), (c)(xiii), (c)(xiv), (h) and/or (i) of the definition of “Consolidated Adjusted EBITDA”; minus

(p)         cash payments (other than in respect of Taxes, which are governed by clause (k) above) made during such Excess Cash Flow Period for any liability the accrual of which in a prior Excess Cash Flow Period resulted in an increase in Excess Cash Flow in such prior period (provided that there was no other deduction to Consolidated Adjusted EBITDA or Excess Cash Flow related to such payment), except to the extent financed with long term funded Indebtedness (other than revolving Indebtedness); minus

(q)         cash expenditures made in respect of any Hedge Agreement during such period to the extent (i) not otherwise deducted in the calculation of Consolidated Net Income or Consolidated Adjusted EBITDA and (ii) not financed with long term funded Indebtedness (other than revolving Indebtedness); minus

(r)          amounts paid in Cash (except to the extent financed with long term funded Indebtedness (other than revolving Indebtedness)) during such period on account of (i) items that were accounted for as non-Cash reductions of Consolidated Net Income or Consolidated Adjusted EBITDA in a prior period and (ii) reserves or amounts established in purchase accounting to the extent such reserves or amounts are added back to, or not deducted from, Consolidated Net Income; minus

(s)        an amount equal to the sum of (i) the aggregate net non-cash loss on any non-ordinary course Disposition by the Borrower, any Restricted Subsidiary and/or any Consolidated APC during such period (other than any Disposition among the Borrower, any Restricted Subsidiaries and/or any Consolidated APC during such period) to the extent included in arriving at Consolidated Net Income and (ii) the aggregate net non-Cash gain or income from any non-ordinary course Investment to the extent included in arriving at Consolidated Adjusted EBITDA.

“Excess Cash Flow Period” means each full Fiscal Year of the Borrower commencing with the Fiscal Year ending on December 31, 2023.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder.

“Excluded Account” means any Deposit Account (a) that is an escrow, fiduciary, trust or similar account for the benefit of third parties (other than Holdings or any Restricted Subsidiary), (b) holding cash collateral for a third party (other than Holdings or any Restricted Subsidiary) subject to a Lien permitted under Section 6.02, (c) used by any Loan Party or any Parent Loan Guarantor exclusively for disbursements and/or payments of payroll in the ordinary course of business, (d) that is a zero balance account or (e) that has an average daily balance measured on a monthly basis of less than $1,000,000 individually or $5,000,000 in the aggregate for all such Deposit Accounts that are Excluded Accounts pursuant to this clause (e).  Notwithstanding anything to the contrary contained herein, no Deposit Account that is subject to a Lien securing the Second Lien Notes Obligations or any Specified Junior Debt shall be an Excluded Account.

“Excluded Assets” means each of the following:

(a)          any asset the grant or perfection of a security interest in which would (i) be prohibited by enforceable anti-assignment provisions set forth in any contract that is permitted or otherwise not prohibited by the terms of this Agreement and is binding on such asset at the time of its acquisition and not incurred in contemplation thereof (other than assets subject to Capital Leases and purchase money financings), (ii) violate (after giving effect to applicable anti-assignment provisions of the UCC or other applicable Requirements of Law) the terms of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement and is binding on such asset at the time of its acquisition and not incurred in contemplation thereof (other than in the case of Capital Leases and purchase money financings), or (iii) trigger termination of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement pursuant to any “change of control” or similar provision (to the extent such contract is binding on such asset at the time of its acquisition and not incurred in contemplation thereof); it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any contract described in this clause (a) to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or other applicable Requirements of Law notwithstanding the relevant prohibition, violation or termination right,

(b)          the Capital Stock of any (i) Captive Insurance Subsidiary~~, (ii) Unrestricted Subsidiaries~~  and/or (~~iii~~ii) not-for-profit subsidiary.

(c)          any intent-to-use (or similar) Trademark application prior to the filing and acceptance of a “Statement of Use”, “Amendment to Allege Use” or similar filing with respect thereto, only to the extent, if any, that, and solely during the period if any, in which, the grant of a security interest therein may impair the validity or enforceability of such intent-to-use Trademark application under applicable federal law,

(d)         any asset (including any Capital Stock), the grant or perfection of a security interest in which would (i) be prohibited under applicable Requirements of Law (including, without limitation, rules and regulations of any Governmental Authority) or (ii) require any governmental or regulatory consent, approval, license or authorization, except to the extent such requirement or prohibition would be rendered ineffective under the UCC or other applicable Requirements of Law notwithstanding such requirement or prohibition; it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any asset described in clauses (d)(i) or (d)(ii) to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or other applicable Requirements of Law notwithstanding the relevant requirement or prohibition or (iii) result in material adverse tax consequences to any Parent Loan Guarantor or any Loan Party as reasonably determined by the Borrower and specified in a written notice to the Administrative Agent,

(e)          (i) any leasehold Real Estate Asset, (ii) except to the extent a security interest therein can be perfected by the filing of a UCC-1 financing statement, any other leasehold interest and (iii) any owned Real Estate Asset that is not a Material Real Estate Asset,

(f)          the Capital Stock of any Person that is not a Wholly-Owned Subsidiary,

(g)          any Margin Stock,

(h)          the Capital Stock of (i) any Foreign Subsidiary (other than a Foreign Subsidiary that is a Discretionary Guarantor) and (ii) any FSHCO, in each case, (A) in excess of 65% of the issued and outstanding voting Capital Stock and 100% of the issued and outstanding non-voting Capital Stock of any such Foreign Subsidiary and/or FSHCO or (B) to the extent such Foreign Subsidiary or FSHCO is not a first-tier Subsidiary of any Loan Party,

(i)          Commercial Tort Claims with a value (as reasonably estimated by the Borrower) of less than $5,000,000,

(j)          Deposit Accounts of the type described in clause (a), (b) or (c) of the definition of Excluded Accounts,

(k)         assets subject to any purchase money security interest, Capital Lease obligation or similar arrangement, in each case, that is permitted or otherwise not prohibited by the terms of this Agreement and to the extent the grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money or similar arrangement or create a right of termination in favor of any other party thereto (other than Holdings, any Parent Loan Guarantor, the Borrower or any Subsidiary of the Borrower) after giving effect to the applicable anti-assignment provisions of the UCC or any other applicable Requirement of Law; it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any asset described in this clause (k) to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or other applicable Requirements of Law notwithstanding the relevant violation or invalidation,

(l)          patient records and

(m)        any asset with respect to which the Administrative Agent and the Borrower have reasonably determined in writing that the cost, burden, difficulty or consequence (including any effect on the ability of the Borrower and its subsidiaries to conduct their operations and business in the ordinary course of business and including the cost of title insurance, surveys or flood insurance (if necessary)) of obtaining or perfecting a security interest therein outweighs, or is excessive in light of, the practical benefit of a security interest to the relevant Secured Parties afforded thereby.

Notwithstanding anything to the contrary contained herein, (i) no Management Services Agreement, no other agreement constituting an Acceptable Practice Management Arrangement nor any other agreement among a Loan Party and an Affiliated Practice relating to the provision of management services, or any of the rights and interests of any Loan Party under any of the foregoing agreements or any proceeds thereof shall constitute Excluded Assets~~.~~, and (ii) no asset that is subject to a Lien securing the Second Lien Note Obligations or any Specified Junior Debt shall be an Excluded Asset.  For the avoidance of doubt, “Excluded Assets” shall not include any proceeds, products, substitutions or replacements of Excluded Assets (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Assets).

“Excluded Subsidiary” means:

(a)          (i) any Restricted Subsidiary that is a JV Entity and (ii) any subsidiary of any Person described in the foregoing clause (i),

(b)          any Immaterial Subsidiary,

(c)          any Restricted Subsidiary (i) that is prohibited or restricted from providing a Loan Guaranty by (A) any Requirement of Law or (B) any Contractual Obligation that exists on the Closing Date or at the time such Restricted Subsidiary becomes a subsidiary (which Contractual Obligation was not entered into in contemplation of such Restricted Subsidiary becoming a subsidiary (including pursuant to assumed Indebtedness)), (ii) that would require a governmental (including regulatory) or third party consent, approval, license or authorization (including any regulatory consent, approval, license or authorization) to provide a Loan Guaranty (in each case, at the time such Restricted Subsidiary became a Subsidiary) or (iii) with respect to which the provision of a Loan Guaranty would result in material adverse tax consequences as reasonably determined by the Borrower, where the Borrower notifies the Administrative Agent in writing of such determination,

(d)          any not-for-profit subsidiary,

(e)          any Captive Insurance Subsidiary,

(f)          [reserved],

(g)          any Foreign Subsidiary,

(h)         any Domestic Subsidiary that (i) is a FSHCO or (ii) is a direct or indirect subsidiary of any Foreign Subsidiary (other than a Foreign Subsidiary that is a Discretionary Guarantor and is directly and wholly owned by one or more Domestic Subsidiaries that are Loan Parties);

(i)          ~~any Unrestricted Subsidiary~~[reserved],

(j)          any Restricted Subsidiary acquired by the Borrower that, at the time of the relevant acquisition, is an obligor in respect of assumed Indebtedness permitted by Section 6.01 to the extent (and for so long as) the documentation governing the applicable assumed Indebtedness prohibits such subsidiary from providing a Loan Guaranty (which prohibition was not implemented in contemplation of such Restricted Subsidiary becoming a subsidiary in order to avoid the requirement of providing a Loan Guaranty) and/or

(k)        any other Restricted Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, the burden or cost of providing a Loan Guaranty outweighs, or would be excessive in light of, the practical benefits afforded thereby.

          Notwithstanding anything to the contrary contained herein, no APC Manager shall constitute an Excluded Subsidiary.

“Excluded Swap Obligation” means, with respect to any Loan Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Loan Guaranty of such Loan Guarantor of, or the grant by such Loan Guarantor of a security interest to secure, such Swap Obligation (or any Loan Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Loan Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to Section 3.20 of the Loan Guaranty and any other “keepwell”, support or other agreement for the benefit of such Loan Guarantor) at the time the Loan Guaranty of such Loan Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation or (b) in the case of any Swap Obligation that is subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Loan Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) of the Commodity Exchange Act, at the time the guarantee provided by (or grant of such security interest by, as applicable) such Loan Guarantor becomes or would become effective with respect to such Swap Obligation.  If any Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Loan Guaranty or security interest is or becomes illegal.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or Issuing Bank, or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (a) any Taxes imposed on (or measured by) such recipient’s net income (however denominated) or franchise Taxes, (i) imposed as a result of such recipient being organized or having its principal office located in or, in the case of any Lender, having its applicable lending office located in, the taxing jurisdiction or (ii) that are Other Connection Taxes, (b) any branch profits Taxes imposed under Section 884(a) of the Code, or any similar Tax imposed by any jurisdiction described in clause (a), (c) any U.S. federal withholding Tax that is imposed on amounts payable to or for the account of such Lender (other than a Lender that became a Lender pursuant to an assignment under Section 2.19(b)) with respect to an applicable interest in a Loan or Commitment pursuant to a Requirement of Law in effect on the date on which such Lender (i) acquires such interest in the applicable Commitment or, if such Lender did not fund the applicable Loan pursuant to a prior Commitment, on the date such Lender acquires its interest in such Loan or (ii) designates a new lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Tax were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it designated a new lending office, (d) any Tax imposed as a result of a failure by the Administrative Agent, such Lender or any Issuing Bank or Swingline Lender to comply with Sections 2.17(f) or (j) and (e) any U.S. federal withholding Tax under FATCA.

“Existing Credit Agreement” has the meaning assigned to such term in the recitals to this Agreement.

“Existing Letters of Credit” means any letter of credit previously issued that (a) will remain outstanding on and after the Closing Date and (b) is listed on Schedule 1.01(d).

“Extended Revolving Credit Commitment” has the meaning assigned to such term in Section 2.23(a).

“Extended Revolving Loans” has the meaning assigned to such term in Section 2.23(a).

“Extended Term Loans” has the meaning assigned to such term in Section 2.23(a).

“Extension” has the meaning assigned to such term in Section 2.23(a).

“Extension Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (to the extent required by Section 2.23) and the Borrower executed by each of (a) Holdings, the Parent Loan Guarantors, the Borrower and the Subsidiary Guarantors, (b) the Administrative Agent and (c) each Lender that has accepted the applicable Extension Offer pursuant hereto and in accordance with Section 2.23.

“Extension Offer” has the meaning assigned to such term in Section 2.23(a).

“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or, except with respect to Articles 5 and 6, hereof owned, leased, operated or used by the Borrower or any of its Restricted Subsidiaries or any of their respective predecessors or Affiliates.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FCPA” has the meaning assigned to such term in Section 3.17(c).

“Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York sets forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that if the Federal Funds Effective Rate for any day is less than zero, the Federal Funds Effective Rate for such day will be deemed to be zero.

“Fee Letter” means, collectively, the Upfront Fee Letter, the Commitment Fee Letter and Revolving Facility Fee Letter.

“Financial Covenants” means, collectively, the Minimum Liquidity Covenant and the Maximum ~~Secured~~First Lien Net Leverage Covenant.

“Financial Model” means the final model made available by the Borrower to the Arranger and the Administrative Agent prior to the Closing Date.

“First Amendment to Second Lien Note Purchase Agreement” has the meaning assigned to such term in the definition of Second Lien Note Purchase Agreement.

“First Lien Net Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated First Lien Debt outstanding as of the last day of the most recently ended Test Period to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended, in each case of the Borrower, its Restricted Subsidiaries and Consolidated APCs on a consolidated basis.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of the Borrower ending December 31 of each calendar year.

“Fixed Incremental Amount” means (a) the greater of (i) $10,000,000 and (ii) an amount equal to 15% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period minus (b) the aggregate outstanding principal amount of all Incremental Facilities incurred or issued in reliance on the Fixed Incremental Amount after giving effect to any reclassification of such Incremental Facilities.

“Flood Hazard Property” means any parcel of any Material Real Estate Asset subject to a Mortgage located in the U.S. in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Rate.

“Foreign Lender” means any Lender or Issuing Bank that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“FRB” means the Board of Governors of the Federal Reserve System of the U.S.

“FSHCO” means (a) any direct or indirect Domestic Subsidiary that has no material assets other than the Capital Stock and/or Indebtedness of one or more Foreign Subsidiaries (other than Foreign Subsidiaries that are Discretionary Guarantors) and (b) any direct or indirect Domestic Subsidiary that has no material assets other than the Capital Stock and/or Indebtedness of one or more Persons of the type described in the immediately preceding clause (a) or in this clause (b).

“Foreign Subsidiary” means any Restricted Subsidiary that is not a Domestic Subsidiary.

“Fortress” means Fortress Value Acquisition Corp. II, together with its controlled Affiliates and funds managed or advised by it or any or its respective controlled Affiliates (other than any portfolio company).

“GAAP” means generally accepted accounting principles in the U.S. in effect and applicable to the accounting period in respect of which reference to GAAP is made.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with the U.S., a foreign government or any political subdivision thereof.

“Governmental Authorization” means any permit, license, authorization, approval, plan, directive, consent order or consent decree of or from any Governmental Authority.

“Granting Lender” has the meaning assigned to such term in Section 9.05(e).

“Guarantee” of or by any Person (the “Guarantor”) means any obligation, contingent or otherwise, of the Guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation of any other Person (the “Primary Obligor”) in any manner and including any obligation of the Guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other monetary obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the Primary Obligor so as to enable the Primary Obligor to pay such Indebtedness or other monetary obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or monetary obligation, (e) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (f) secured by any Lien on any assets of such Guarantor securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or monetary other obligation is assumed by such Guarantor (or any right, contingent or otherwise, of any holder of such Indebtedness or other monetary obligation to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition, Disposition or other transaction permitted under this Agreement (other than such obligations with respect to Indebtedness).  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

“Hazardous Materials” means any chemical, material, substance or waste, or any constituent thereof, which is prohibited, limited or regulated under any Environmental Law or by any Governmental Authority or which poses a hazard to the Environment or to human health and safety, including without limitation, petroleum and petroleum by-products, asbestos and asbestos-containing materials, polychlorinated biphenyls, medical waste and pharmaceutical waste.

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Material, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Material, and any corrective action or response action with respect to any of the foregoing.

“Healthcare Laws” means all applicable Requirements of Law relating to healthcare providers and facilities, participation in United States federal healthcare programs, the practice of physical therapy, or otherwise relating to the regulation, provision or administration of, or payment for, healthcare products or services, including (a) all laws related to the billing or submission of claims, reimbursement or fraud and abuse, including the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the federal Physician Self-Referral Prohibition (commonly referred to as the “Stark Law”) (42 U.S.C. § 1395nn), the Program Fraud Civil Remedies Act (31 U.S.C. §§ 3801-3812), the federal False Claims Act (31 U.S.C. § 3729 et seq.), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code, the regulations promulgated pursuant to each of the foregoing statutes, and all applicable counterpart state laws to any of the foregoing; (b) Medicare (Title XVIII of the Social Security Act), as amended and the regulations promulgated thereunder, including all conditions of participation; (c) Medicaid (Title XIX of the Social Security Act), as amended and the regulations promulgated thereunder, including all conditions of participation; (d) TRICARE (10 U.S.C. Section 1071 et seq.), as amended and the regulations promulgated thereunder; (e) the Patient Protection and Affordable Care Act (Pub. L. 111−148), as amended by the Health Care and Education Reconciliation Act of 2010 (Pub. L. 111−152), and the regulations promulgated pursuant to each of the foregoing; (f) quality, safety and medical necessity Requirements of Law relating to the regulation, provision or administration of, or payment for, healthcare products or services; (g) workers’ compensation Requirements of Law; (h) HIPAA; (i) Requirements of Law relating to the regulation of the corporate practice of physical therapy; and (j) licensure, permit or authorization Requirements of Law relating to the regulation, provision or administration of, or payment for, healthcare products or services, including physical therapy Requirements of Law and durable medical equipment and home medical equipment Requirements of Law.

“Healthcare Permit” means any permit, license, approval, consent, certificate of need, provider number, registration or other authorization required by or from any Governmental Authority under any applicable Healthcare Law.

“Hedge Agreement” means any agreement with respect to any Derivative Transaction between any Loan Party or any Restricted Subsidiary and any other Person.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Hedge Agreement.

 “HIPAA” means (a) the Health Insurance Portability and Accountability Act of 1996; (b) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009); and (c) any state, commonwealth and local laws regulating the privacy and/or security of individually identifiable information, including state laws providing for notification of breach of privacy or security of individually identifiable information, in each case with respect to the laws described in clauses (a), (b) and (c) of this definition, as the same may be amended, modified or supplemented from time to time, any successor statutes thereto, any and all rules or regulations promulgated from time to time thereunder.

“HPS” has the meaning assigned to such term in the preamble to this Agreement.

“HPS Lenders” means, collectively, HPS and each controlled investment Affiliate and/or managed account of HPS, in each case, to the extent constituting Lenders at the applicable time of determination.

“Holdings” has the meaning assigned to such term in the preamble to this Agreement.

“IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002, as in effect from time to time (subject to the provisions of Section 1.04), to the extent applicable to the relevant financial statements.

“Immaterial Subsidiary” means, as of any date, any Restricted Subsidiary of the Borrower (a) the assets of which do not exceed 2.50% of Consolidated Total Assets of the Borrower and its Restricted Subsidiaries and (b) the contribution to Consolidated Adjusted EBITDA of which does not exceed 2.50% of the Consolidated Adjusted EBITDA of the Borrower and its Restricted Subsidiaries, in each case, as of the last day of the most recently ended Test Period; provided that, the Consolidated Total Assets and Consolidated Adjusted EBITDA (as so determined) of all Immaterial Subsidiaries shall not exceed 5.00% of Consolidated Total Assets and 5.00% of Consolidated Adjusted EBITDA, in each case, of the Borrower and its Restricted Subsidiaries as of the last day of the most recently ended Test Period; provided further that, at all times prior to the first delivery of financial statements pursuant to Section 5.01(a) or (b), this definition shall be applied based on the most recent consolidated financial statements of the Borrower (or its applicable Parent Company) delivered pursuant to Section 4.01 hereof.

“Immediate Family Member” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, domestic partner, former domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships), any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals, such individual’s estate (or an executor or administrator acting on its behalf), heirs or legatees or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor.

“Incremental Cap” means:

(a)          the Fixed Incremental Amount, plus

(b)          [reserved],

(c)          [reserved],

~~(d) (i) the amount of any optional prepayment of any Loan in accordance with Section 2.11(a) and/or the amount of any permanent reduction of any Revolving Credit Commitment and (ii) the amount paid in Cash in respect of any reduction in the outstanding amount of any Term Loan resulting from any assignment of such Term Loan to (and/or assignment and/or purchase of such Term Loan by) Holdings, the Borrower and/or any Restricted Subsidiary; provided that (A) for each of clauses (i), and (ii), the relevant prepayment, redemption, repurchase or assignment and/or purchase was not funded with the proceeds of any long-term Indebtedness (other than revolving Indebtedness) and (B) no Incremental Facility that is senior in right of payment or with respect to security as compared to the relevant Class of prepaid or reduced loans or commitments may be incurred in reliance on this clause (d), plus~~

(d)          [reserved], plus

(e)         an unlimited amount so long as, in the case of this clause (e), after giving effect to the relevant Incremental Facility, (i) if such Incremental Facility is secured by a lien on the Collateral that is pari passu with the Lien securing the Secured Obligations that are secured on a first lien basis, the Secured Net Leverage Ratio does not exceed 4.50:1.00, (ii) if such Incremental Facility is secured by a lien on the Collateral that is junior to the lien securing the Secured Obligations that are secured on a first lien basis, the Secured Net Leverage Ratio does not exceed 5.00:1.00 or (iii) if such Incremental Facility is unsecured, the Total Net Leverage Ratio does not exceed 5.50:1.00, in each case described in this clause (e), calculated on a Pro Forma Basis, including the application of the proceeds thereof (in the case of each of clause (i), (ii) and (iii) without “netting” the cash proceeds of the applicable Incremental Facility or any other simultaneous incurrence of debt on the consolidated balance sheet of the Borrower) and in the case of any Incremental Revolving Facility or any Incremental Term Facility structured as a “delayed draw” facility then being incurred or established, assuming a full drawing of such Incremental Revolving Facility or Incremental Term Facility structured as a “delayed draw” facility, as applicable (this clause (e), the “Incremental Incurrence-Based Component”);

provided that:

(i)          any Incremental Facility may be incurred under one or more of clauses (a) through (e) of this definition as selected by the Borrower in its sole discretion,

(ii)          if any Incremental Facility is intended to be incurred under clause (e) of this definition and any other clause of this definition in a single transaction or series of related transaction, (A) the incurrence of the portion of such Incremental Facility to be incurred or implemented under clause (e) of this definition shall be calculated first without giving effect to any Incremental Facilities to be incurred under any other clause of this definition, but giving full pro forma effect to the use of proceeds of the entire amount of such Incremental Facility and the related transactions, and (B) the incurrence of the portion of such Incremental Facility to be incurred or implemented under the other applicable clauses of this definition shall be calculated thereafter,

(iii)          any portion of any Incremental Facility that is incurred under clauses (a) or (d) of this definition will be automatically reclassified as having been incurred under clause (e) of this definition if, at any time after the incurrence thereof, when financial statements required pursuant to Section 5.01(a) or (b) are delivered or, if earlier, become internally available, such portion of such Incremental Facility would, using the figures reflected in such financial statements, be permitted under the Secured Net Leverage Ratio or Total Net Leverage Ratio test, as applicable, set forth in clause (e) of this definition; it being understood and agreed that once such Incremental Facility is reclassified in accordance with the preceding sentence, it shall not further be reclassified as having been incurred under the provision of this definition in reliance on which such Incremental Facility was originally incurred.

“Incremental Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Facility or Incremental Loan.

“Incremental Facilities” has the meaning assigned to such term in Section 2.22(a).

“Incremental Facility Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (solely for purposes of giving effect to Section 2.22) and the Borrower executed by each of (a) Holdings and the Borrower, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Incremental Facility being incurred pursuant thereto and in accordance with Section 2.22.

“Incremental Incurrence-Based Component” has the meaning assigned to such term in the definition of “Incremental Cap”.

“Incremental Lender” a Lender providing an Incremental Facility.

“Incremental Loans” has the meaning assigned to such term in Section 2.22(a).

“Incremental Revolving Credit Commitments” means any commitment made by a lender to provide all or any portion of any Incremental Revolving Facility or Incremental Revolving Loan.

“Incremental Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of all Incremental Revolving Loans of such Lender, plus the aggregate outstanding amount at such time of such Lender’s LC Exposure and Swingline Exposure, in each case, attributable to its Incremental Revolving Credit Commitment.

“Incremental Revolving Facility” has the meaning assigned to such term in Section 2.22(a).

“Incremental Revolving Facility Lender” has the meaning assigned to such term in Section 2.22(b).

“Incremental Revolving Loans” has the meaning assigned to such term in Section 2.22(a).

“Incremental Term Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Term Facility or Incremental Term Loan.

“Incremental Term Facility” has the meaning assigned to such term in Section 2.22(a).

“Incremental Term Lender” means, with respect to any Incremental Term Facility, each Lender providing any portion of such Incremental Term Facility.

“Incremental Term Loans” has the meaning assigned to such term in Section 2.22(a).

“Incurrence-Based Amounts” has the meaning assigned to such term in Section 1.11(c).

“Indebtedness” as applied to any Person means, without duplication:

(a)          all indebtedness for borrowed money;

(b)          that portion of obligations with respect to Capital Leases to the extent recorded as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;

(c)          all obligations of such Person evidenced by bonds, debentures, notes or similar instruments to the extent the same would appear as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;

(d)         any obligation owed for all or any part of the deferred purchase price of property or services (excluding (i) any earn out obligation or purchase price adjustment until such obligation (A) becomes a liability on the statement of financial position or balance sheet (excluding the footnotes thereto) in accordance with GAAP and (B) has not been paid within 30 days after becoming due and payable, (ii) any such obligations incurred under ERISA, (iii) accrued expenses and trade accounts payable in the ordinary course of business (including on an inter-company basis) and (iv) liabilities associated with customer prepayments and deposits), which purchase price is (A) due more than six months from the date of incurrence of the obligation in respect thereof or (B) evidenced by a note or similar written instrument;

(e)          all Indebtedness of others secured by any Lien on any asset owned or held by such Person regardless of whether the Indebtedness secured thereby have been assumed by such Person or is non-recourse to the credit of such Person;

(f)          the face amount of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings;

(g)          the Guarantee by such Person of the Indebtedness of another;

(h)          all obligations of such Person in respect of any Disqualified Capital Stock; and

(i)          all net obligations of such Person in respect of any Derivative Transaction, including any Hedge Agreement, whether or not entered into for hedging or speculative purposes;

provided that (i) in no event shall obligations under any Derivative Transaction be deemed “Indebtedness” for any calculation of the Total Net Leverage Ratio, the Secured Net Leverage Ratio, the First Lien Net Leverage Ratio or any other financial ratio under this Agreement and (ii) the amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith.

          For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any third person (including any partnership in which such Person is a general partner and any unincorporated joint venture in which such Person is a joint venture) to the extent such Person would be liable therefor under applicable Requirements of Law or any agreement or instrument by virtue of such Person’s ownership interest in such Person, (A) except to the extent the terms of such Indebtedness; provided that such Person is not liable therefor and (B) only to the extent the relevant Indebtedness is of the type that would be included in the calculation of Consolidated Total Debt; provided that notwithstanding anything herein to the contrary, the term “Indebtedness” shall not include, and shall be calculated without giving effect to, (x) the effects of Accounting Standards Codification Topic 815 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivatives created by the terms of such Indebtedness (it being understood that any such amounts that would have constituted Indebtedness hereunder but for the application of this proviso shall not be deemed an incurrence of Indebtedness hereunder) and (y) the effects of Statement of Financial Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivative created by the terms of such Indebtedness (it being understood that any such amounts that would have constituted Indebtedness under this Agreement but for the application of this sentence shall not be deemed to be an incurrence of Indebtedness under this Agreement).

“Indemnified Taxes” means all Taxes, other than Excluded Taxes or Other Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Information” has the meaning assigned to such term in Section 3.11.

“Initial Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Initial Revolving Loans (and acquire participations in Letters of Credit and Swingline Loans) hereunder as set forth on the Commitment Schedule, or in the Assignment Agreement pursuant to which such Lender assumed its Initial Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Sections 2.09 or 2.19, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05 or (c) increased pursuant to Section 2.22.  The aggregate amount of the Initial Revolving Credit Commitments as of the Closing Date is $50,000,000.

“Initial Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of all Initial Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s LC Exposure and Swingline Exposure attributable to its Initial Revolving Credit Commitment.

“Initial Revolving Credit Maturity Date” means the date that is five years after the Closing Date.

“Initial Revolving Facility” means the Initial Revolving Credit Commitments and the Initial Revolving Loans and other extensions of credit thereunder.

“Initial Revolving Lender” means any Lender with an Initial Revolving Credit Commitment or any Initial Revolving Credit Exposure.

“Initial Revolving Loan” means any revolving loan made by the Initial Revolving Lenders to the Borrower pursuant to Section 2.01(a)(ii).

“Initial Term Lender” means any Lender with an Initial Term Loan Commitment or an outstanding Initial Term Loan.

“Initial Term Loan Commitment” means, with respect to each Term Lender on the Closing Date, the commitment of such Term Lender to make Initial Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Term Lender’s name on the Commitment Schedule, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (x) assignments by or to such Term Lender pursuant to Section 9.05 or (y) increased from time to time pursuant to Section 2.22. The initial aggregate amount of the Initial Term Loan Commitments on the Closing Date was $500,000,000.00.

“Initial Term Loan Maturity Date” means the date that is six years after the Closing Date.

“Initial Term Loans” means a term loan made by the Initial Term Lender to the Borrower pursuant to Section 2.01(a).

“Intellectual Property Security Agreement” means any agreement, or a supplement thereto, executed on or after the Closing Date confirming or effecting the grant of any Lien on IP Rights owned by any Loan Party or any Parent Loan Guarantor to the Administrative Agent, for the benefit of the Secured Parties, in accordance with this Agreement and the Security Agreement, including an Intellectual Property Security Agreement substantially in the form of Exhibit C hereto.

“Intercompany Note” means a promissory note substantially in the form of Exhibit F.

“Intercreditor Agreement” means, (i) with respect to the Second Lien PIK Notes and any other Specified Junior Debt, the Second Lien Intercreditor and Subordination Agreement (or, in the case of any other Specified Junior Debt, an intercreditor and subordination agreement the terms of which are not less favorable to the Administrative Agent and the Lenders than the Second Lien Intercreditor and Subordination Agreement) and (ii) with respect to any other Indebtedness, any intercreditor or subordination agreement, as applicable, the terms of which are reasonably acceptable to the Borrower, the Administrative Agent and the Lender Representative.

“Interest Election Request” means a request by the Borrower in the form of Exhibit H hereto or another form reasonably acceptable to the Administrative Agent to convert or continue a Borrowing in accordance with Section 2.08.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last Business Day of each Fiscal Quarter (commencing with the first full Fiscal Quarter ended after the Closing Date) and the maturity date applicable to such ABR Loan and (b) with respect to any SOFR Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a SOFR Benchmark Loan with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing.

“Interest Period” means with respect to any SOFR Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months (or, to the extent available to all relevant affected Lenders, twelve months or a shorter period) thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Intermediate Parent” means Wilco Holdco, Inc, a Delaware corporation.

“Investment” means (a) any purchase or other acquisition for consideration by the Borrower or any of its Restricted Subsidiaries of any of the Securities of any other Person (other than any Loan Party), (b) the acquisition for consideration by purchase or otherwise (other than any purchase or other acquisition of inventory, materials, supplies and/or equipment in the ordinary course of business) of all or a substantial portion of the business, property or fixed assets of any other Person or any division or line of business or other business unit of any other Person and (c) any loan, advance (other than any advance to any current or former employee, officer, director, member of management, manager, consultant or independent contractor of the Borrower, any Restricted Subsidiary, or any Parent Company for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the Borrower or any of its Restricted Subsidiaries to any other Person.  Subject to Section 5.10, the amount of any Investment shall be the original cost of such Investment, plus the cost of any addition thereto that otherwise constitutes an Investment, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect thereto, but giving effect to any repayments of principal in the case of any Investment in the form of a loan and any return of capital or return on Investment in the case of any equity Investment (whether as a distribution, dividend, redemption or sale but not in excess of the amount of the relevant initial Investment).  For purposes of Section 8.09(b), Investments held by any Loan Party in any Subsidiary Guarantor that ceases to be a Wholly Owned Subsidiary shall be deemed to be an Investment incurred on the date such Subsidiary Guarantor ceases to constitute a Wholly Owned Subsidiary.

“Investors” means (a) the Sponsors and (b) the Management Investors.

“IP Rights” has the meaning assigned to such term in Section 3.05(c).

“IP Separation Transaction” means (a) any Disposition by any Loan Party of any Material Intellectual Property to (i) any subsidiary of the Borrower that is not a Loan Party or (ii) any Consolidated APC, Non-Consolidated APC or any other Affiliated Practice and/or (b) any Investment by any Loan Party in the form of a contribution of Material Intellectual Property to (i) any subsidiary that is not a Loan Party or (ii) any Consolidated APC, Non-Consolidated APC or any other Affiliated Practice.

“IRS” means the U.S. Internal Revenue Service.

“Issuing Bank” means, as the context may require, (a) Barclays and  (b) each other Revolving Lender that is appointed as an Issuing Bank in accordance with Section 2.05(i) hereof.  Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by any branch or Affiliate of such Issuing Bank, in which case the term “Issuing Bank” shall include any such branch or Affiliate with respect to Letters of Credit issued by such branch or Affiliate.

“Joinder Agreement” means (i) in the case of any subsidiary of Borrower that becomes a Loan Party after the Closing Date, a Joinder Agreement substantially in the form of Exhibit K or such other form that is reasonably satisfactory to the Administrative Agent and the Borrower; it being understood and agreed that any Joinder Agreement executed by any Foreign Subsidiary may include such modifications as may be necessary to reflect the fact that such Foreign Subsidiary may not become party to the Security Agreement~~.~~; (ii) in the case of Parent and Intermediate Parent, a Joinder Agreement substantially in the form of Exhibit C to the Second Amendment (with such changes as are reasonably satisfactory to the Administrative Agent and the Lender Representative), and (iii) in the case of any other parent of Holdings that becomes a Parent Loan Guarantor, a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent, the Lender Representative and the Borrower.

“Junior Indebtedness” means any Indebtedness of the types described in clauses (a) and (c) of the definition of “Indebtedness” (other than Indebtedness among Holdings, Borrower and/or its subsidiaries) of the Borrower or any of its Restricted Subsidiaries that is expressly contractually subordinated in right of payment to the Obligations.  For the avoidance of doubt, the Term Loans hereunder do not constitute Junior Indebtedness.

“Junior Lien Indebtedness” means any Indebtedness of the types described in clauses (a) and (c) of the definition of “Indebtedness” that is secured by a security interest on the Collateral (other than Indebtedness among Holdings, the Borrower and/or its subsidiaries) that is expressly junior or subordinated to the Lien securing the Credit Facilities ~~on the Closing Date~~.

“JV Entity” means any bona fide joint venture with a third party in respect of which the Borrower and/or a Restricted Subsidiary own less than 100% of the Capital Stock (other than any Wholly-Owned Subsidiary).

“Key Performance Indicators” means, ~~supplemental tables of key performance metrics substantially in the form agreed to by the Borrower and the Arranger prior to the Closing Date (and on file with the Lender Representative and the Administrative Agent).~~with respect to any Compliance Certificate, the information required by Section 5.01(c)(iii) for the last month in the period covered by such Compliance Certificate

“Latest Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Loan or commitment hereunder at such time, including the latest maturity or expiration date of any Term Loan, Term Commitment, Revolving Loan or Revolving Credit Commitment.

“Latest Revolving Credit Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Revolving Loan or Revolving Credit Commitment hereunder at such time.

“Latest Term Loan Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Term Loan hereunder at such time.

“LC Collateral Account” has the meaning assigned to such term in Section 2.05(j).

“LC Disbursement” means a payment or disbursement made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate principal amount of all LC Disbursements that have not yet been reimbursed at such time.  The LC Exposure of any Revolving Lender at any time shall equal its Applicable Percentage of the aggregate LC Exposure at such time.

“Legal Reservations” means the application of the relevant Debtor Relief Laws, general principles of equity and/or principles of good faith and fair dealing.

“Lender Representative” means (a) prior to the Lender Representative Transition Date, HPS and (b) on and after the Lender Representative Transition Date, the Administrative Agent.

“Lender Representative Transition Date” means the first date occurring after the Closing Date on which HPS Lenders own, as Lenders of record, Loans and/or unused Commitments representing less than 35% of the sum of the total outstanding Loans and unused Commitments at such time.

“Lenders” means the Term Lenders, the Revolving Lenders and any other Person that becomes a party hereto pursuant to an Assignment Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment Agreement.

“Letter of Credit” means any Standby Letter of Credit or Commercial Letter of Credit issued pursuant to this Agreement.

“Letter of Credit Reimbursement Loan” has the meaning assigned to such term in Section 2.05(e).

“Letter-of-Credit Right” has the meaning set forth in Article 9 of the UCC.

“Letter of Credit Request” means a request by the Borrower for a new Letter of Credit or an amendment to any existing Letter of Credit in accordance with Section 2.05 and substantially in the form of Exhibit N hereto or such other form that is reasonably satisfactory to the relevant Issuing Bank and the Borrower.

“Letter of Credit Sublimit” means $10,000,000, subject to increase in accordance with Section 2.22 hereof.

“Leverage Covenant Cure Amount” has the meaning assigned to such term in Section 6.15(b).

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capital Lease having substantially the same economic effect as any of the foregoing), in each case, in the nature of security; provided that in no event shall an operating lease in and of itself be deemed to constitute a Lien.

“Liquidity” shall mean the sum of (a) the amount of unused Revolving Credit Commitments (for avoidance of doubt, any issued Letters of Credit shall be considered usage of Revolving Credit Commitments) and (b) the Unrestricted Cash Amount.

“Liquidity Covenant Cure Amount” has the meaning assigned to such term in Section 6.15(a)(ii).

 “Liquidity Covenant Test Date” has the meaning assigned to such term in Section 6.15(a)(i).

“Liquidity Report” has the meaning assigned to such term in Section 5.01(d).

“Loan Documents” means this Agreement, any Promissory Note, each Loan Guaranty, the Collateral Documents, any Intercreditor Agreement to which the Borrower is a party, each Incremental Facility Amendment, each Extension Amendment and any other document or instrument designated by the Borrower and the Administrative Agent as a “Loan Document”.  Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto.

“Loan Guarantor” means Holdings and any Subsidiary Guarantor.  Any entity (other than, for purposes of this Agreement, the Parent Loan Guarantors) that guarantees the Second Lien PIK Notes and Specified Junior Debt shall be a Loan Guarantor.

“Loan Guaranty” means, collectively, (i) the Guaranty Agreement, substantially in the form of Exhibit I hereto, executed by each Loan Guarantor and the Administrative Agent for the benefit of the Secured Parties, as supplemented in accordance with the terms of Section 5.12 hereof, and (ii) the Parent Loan Guaranty.

“Loan Parties” means Holdings, the Borrower and each Subsidiary Guarantor.  It is understood and agreed that, for purposes of this Agreement, the Parent Loan Guarantors are not Loan Parties.

“Loans” means any Initial Term Loan, any Additional Term Loan, any Revolving Loan, any Swingline Loan or any Additional Revolving Loan.

“Make-Whole Amount” means, with respect to any prepayment of the Initial Term Loans on any date of determination prior to the second anniversary of the ~~Closing~~Second Amendment Effective Date, an amount equal to the sum of (i) the present value, as determined in accordance with customary financial practices, at such date, of all required remaining scheduled interest payments due on the principal amount of the Initial Term Loans so prepaid on such date until (but not including) the second anniversary of the ~~Closing~~Second Amendment Effective Date (which, for the avoidance of doubt, shall (i) include any PIK Interest that has not been capitalized and added to principal as though such interest is payable in cash and (ii) exclude interest that has accrued as of such date with respect to such Initial Term Loans so prepaid but remains unpaid as of such date), discounted at the rate of interest computed using a discount rate equal to the Treasury Rate plus 0.50% plus (ii) 3.00% of the principal amount of such Initial Term Loans being so prepaid on such date.  It is understood and agreed that accrued and unpaid PIK Interest that is capitalized and added to the principal amount of the Initial Term Loans on any date of repayment or prepayment shall constitute Initial Term Loans subject to the Make-Whole Amount.

“Management Investors” means the present and former officers, directors, managers, employees and members of management of the Borrower, any Parent Company and/or any subsidiary of the Borrower.

“Management Services Agreement” means, with respect to any Physical Therapy Entity, a management or administrative services agreement (or similar agreement) between any Loan Party, as manager (in such capacity, the “APC Manager”), and such Physical Therapy Entity on terms (other than with respect to management or similar fees, which shall be determined in the reasonable business judgment of the applicable APC Manager and such Physical Therapy Entity), taken as a whole, in the good faith judgment of the Borrower, that are not materially less favorable to the Lenders than those set forth in the form attached hereto as Exhibit Q or such other terms as are (i) reasonably acceptable to the Administrative Agent and the Lender Representative and/or (ii) in the good faith judgment of the Borrower, required pursuant to or reasonably advisable to facilitate compliance with applicable Requirements of Law.

“Margin Stock” has the meaning assigned to such term in Regulation U.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, financial condition or results of operations, in each case, of the Borrower and its Restricted Subsidiaries, taken as a whole, (b) the rights and remedies (taken as a whole) of the Administrative Agent under the applicable Loan Documents or (c) the ability of the Loan Parties, together with the Parent Loan Guarantors, (taken as a whole) to perform their payment obligations under the applicable Loan Documents.

“Material Debt Instrument” means any physical instrument evidencing any Indebtedness for borrowed money which is required to be pledged and delivered to the Administrative Agent (or its bailee) pursuant to the Security Agreement.

“Material Intellectual Property” means any intellectual property owned by any Loan Party that is, in the good faith determination of the Borrower, material to the operation of the business of the Borrower and its Restricted Subsidiaries, taken as a whole.

“Material Real Estate Asset” means (a) on the Closing Date, each Real Estate Asset listed on Schedule 1.01(c) and (b) any “fee-owned” Real Estate Asset located in the US, any state thereof or the District of Columbia that is acquired by any Loan Party and/or any Parent Loan Guarantor after the Closing Date having a fair market value (as determined by the Borrower in good faith after taking into account any liabilities with respect thereto that impact such fair market value) in excess of $6,000,000 as of the date of acquisition thereof.

“Maturity Date” means (a) with respect to the Initial Revolving Facility, the Initial Revolving Credit Maturity Date, (b) with respect to the Initial Term Loans, the Initial Term Loan Maturity Date, (c) with respect to any Incremental Facility, the final maturity date set forth in the applicable Incremental Facility Amendment, and (d) with respect to any Extended Revolving Credit Commitment or Extended Term Loans, the final maturity date set forth in the applicable Extension Amendment.

“Maximum ~~Secured~~First Lien Net Leverage Covenant” has the meaning assigned to such term in Section 6.15(b).

“Maximum PIK Amount” has the meaning assigned to such term in Section 2.13(e).

“Maximum Rate” has the meaning assigned to such term in Section 9.19.

“Maximum Revolving Lender Cash Management/Secured Hedge Amount” means $5,000,000.

“Minimum Extension Condition” has the meaning assigned to such term in Section 2.23(b).

“Minimum Liquidity Covenant” has the meaning assigned to such term in Section 6.15(a)(i).

“Moody’s” means Moody’s Investors Service, Inc.

“Monthly Reporting Package” has the meaning assigned to such term in Section 5.01(l).

“Mortgage” means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the relevant Secured Parties, on any Material Real Estate Asset constituting Collateral, which shall contain such terms as may be necessary under applicable local Requirements of Law to perfect a Lien on the applicable Material Real Estate Asset.

“Mortgage Policies” has the meaning assigned to such term in the definition of “Collateral and Guarantee Requirement”.

“Multiemployer Plan” means any employee benefit plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA that is subject to the provisions of Title IV of ERISA, and in respect of which the Borrower or any of its Restricted Subsidiaries, or any of their respective ERISA Affiliates, makes or is obligated to make contributions or with respect to which any of them has any ongoing obligation or liability, contingent or otherwise.

“Net Insurance/Condemnation Proceeds” means an amount equal to:  (a) any Cash payments or proceeds (including Cash Equivalents) received by the Borrower or any of its Restricted Subsidiaries (i) under any casualty insurance policy in respect of a covered loss thereunder of any assets of the Borrower or any of its Restricted Subsidiaries or (ii) as a result of the taking of any assets of the Borrower or any of its Restricted Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case, other than any amount that is attributable to business interruption proceeds, minus (b) (i) any actual out-of-pocket costs and expenses incurred by the Borrower or any of its Restricted Subsidiaries in connection with the adjustment, settlement or collection of any claims of the Borrower or the relevant Restricted Subsidiary in respect thereof, (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest and other amounts on any Indebtedness (other than the Loans and any Indebtedness secured by a Lien on the Collateral that is pari passu with or expressly subordinated to the Lien on the Collateral securing any Secured Obligation) that is secured by a Lien on the assets in question and that is required to be repaid or otherwise comes due or would be in default under the terms thereof as a result of such loss, taking or sale, (iii) in the case of a taking, the reasonable out-of-pocket costs of putting any affected property in a safe and secure position, (iv) any selling costs and out-of-pocket expenses (including reasonable broker’s fees or commissions, legal fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith transfer and similar Taxes and the Borrower’s good faith estimate of income Taxes paid or payable (including pursuant to Tax sharing arrangements or any intercompany distribution)) in connection with any sale or taking of such assets as described in clause (a) of this definition, it being understood and agreed that, the reduction of any net operating loss resulting from such Disposition shall be deemed to constitute an income Tax “paid or payable” for purposes of this clause (iv), (v) any amounts provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation or purchase price adjustments associated with any sale or taking of such assets as referred to in clause (a) of this definition (provided that to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Insurance/Condemnation Proceeds) and (vi) in the case of any covered loss or taking from any non-Wholly-Owned Subsidiary, the pro rata portion thereof (calculated without regard to this clause (vi)) attributable to minority interests and not available for distribution to or for the account of the Borrower or a Wholly-Owned Subsidiary as a result thereof.

“Net Proceeds” means (a) with respect to any Disposition (including any Prepayment Asset Sale), the Cash proceeds (including Cash Equivalents and Cash proceeds subsequently received (as and when received) in respect of non-cash consideration initially received), net of (i) selling costs and out-of-pocket expenses (including reasonable broker’s fees or commissions, legal fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith and transfer and similar Taxes and the Borrower’s good faith estimate of income Taxes paid or payable (including pursuant to any Tax sharing arrangement and/or any intercompany distribution) in connection with such Disposition); it being understood and agreed that, the reduction in the amount of any net operating loss resulting from such Disposition shall be deemed to constitute an income Tax “paid or payable” for purposes of this clause (i), (ii) amounts provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation or purchase price adjustment associated with such Disposition (provided that to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Proceeds), (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness (other than the Loans, the Indebtedness under the Second Lien PIK Notes and any other Specified Junior Debt and any other Indebtedness secured by a Lien on the Collateral that is pari passu with or expressly subordinated to the Lien on the Collateral securing any Secured Obligation) which is secured by the asset sold in such Disposition and which is required to be repaid or otherwise comes due or would be in default and is repaid (other than any such Indebtedness that is assumed by the purchaser of such asset), (iv) Cash escrows (until released from escrow to the Borrower or any of its Restricted Subsidiaries) from the sale price for such Disposition, (v) in the case of any Disposition by any non-Wholly-Owned Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (v)) attributable to any minority interest and not available for distribution to or for the account of the Borrower or a Wholly-Owned Subsidiary as a result thereof and (vi) any amount used to repay or return any customer deposit required to be repaid or returned as a result of such Disposition; and (b) with respect to any issuance or incurrence of Indebtedness or Capital Stock, the Cash proceeds thereof, net of all Taxes and customary fees, commissions, costs, underwriting discounts and other fees and expenses incurred in connection therewith.

“Non-Consolidated APC” means any Affiliated Practice, which, for accounting purposes, is not consolidated with the Borrower in accordance with GAAP.

“Non-Debt Fund Affiliate” means any Investor (which is an Affiliate of Holdings) and any Affiliate of any such Investor, other than any Debt Fund Affiliate.

“Non-Defaulting Revolving Lenders” has the meaning assigned to such term in Section 2.21(d)(i).

“Non-Loan Party Debt Cap” means $10,000,000.

“Obligations” means, without duplication, all unpaid principal of and accrued and unpaid interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, all LC Exposure, all premium (including the Prepayment Premium), all accrued and unpaid fees and all expenses (including premium, fees and expenses accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), reimbursements, indemnities and all other advances to, debts, liabilities and obligations of any Loan Party or any Parent Loan Guarantor to the Lenders or to any Lender, the Administrative Agent, any Issuing Bank or any indemnified party arising under the Loan Documents in respect of any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute, contingent, due or to become due, now existing or hereafter arising.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its by-laws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, (d) with respect to any limited liability company, its articles of organization or certificate of formation, and its operating agreement, and (e) with respect to any other form of entity, such other organizational documents required by local Requirements of Law or customary under such jurisdiction to document the formation and governance principles of such type of entity.  In the event that any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official.

“Other Connection Taxes” means, with respect to any Lender, any Issuing Bank or the Administrative Agent, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising solely from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary Taxes or any intangible, recording, filing or other excise or property Taxes arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document, but excluding (i) any Excluded Taxes, and (ii) any such Taxes that are Other Connection Taxes imposed with respect to an assignment or participation (other than an assignment made pursuant to Section 2.19(b)).

“Outstanding Amount” means (a) with respect to any Term Loan, Revolving Loan and/or Swingline Loan on any date, the amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Term Loan and/or Revolving Loan, as the case may be, occurring on such date, (b) with respect to any Letter of Credit, the aggregate amount available to be drawn under such Letter of Credit after giving effect to any changes in the aggregate amount available to be drawn under such Letter of Credit or the issuance or expiry of such Letter of Credit, including as a result of any LC Disbursement and (c) with respect to any LC Disbursement on any date, the amount of the aggregate outstanding amount of such LC Disbursement on such date after giving effect to any disbursements with respect to any Letter of Credit occurring on such date and any other changes in the aggregate amount of such LC Disbursement as of such date, including as a result of any reimbursements by the Borrower of such unreimbursed LC Disbursement.

“Parent” means ATI Physical Therapy Inc., a Delaware corporation.

“Parent Company” means Holdings and any other Person of which the Borrower is an indirect Wholly-Owned Subsidiary.

“Parent Loan Guarantors” means the Parent, Intermediate Parent and any other parent company of Holdings that becomes a party to the Parent Loan Guaranty from time to time.

“Parent Loan Guaranty” means the Parent Loan Guaranty, dated as of the Second Amendment Effective Date, executed by each Parent Loan Guarantor and the Administrative Agent for the benefit of the Secured Parties.

“Participant” has the meaning assigned to such term in Section 9.05(c)(i).

“Participant Register” has the meaning assigned to such term in Section 9.05(c).

“Patent” means the following:  (a) any and all patents and patent applications; (b) all inventions described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions and continuations in part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, which the Borrower or any of its Restricted Subsidiaries, or any of their respective ERISA Affiliates, maintains or contributes to or has an obligation to contribute to, or otherwise has any liability, contingent or otherwise.

“Perfection Certificate” means a certificate substantially in the form of Exhibit J.

“Perfection Requirements” means (a) with respect to any Parent Loan Guarantor or any Loan Party (other than any Discretionary Guarantor that is a Foreign Subsidiary), the filing of appropriate financing statements with the office of the Secretary of State or other appropriate office of the state of organization of each Parent Loan Guarantor or each Loan Party, the filing of Intellectual Property Security Agreements with the U.S. Patent and Trademark Office and the U.S. Copyright Office, the proper recording or filing, as applicable, of Mortgages and fixture filings with respect to any Material Real Estate Asset constituting Collateral, in each case in favor of the Administrative Agent for the benefit of the Secured Parties and the delivery to the Administrative Agent of any stock certificate, promissory note, or other Instrument (as defined in the UCC) together with instruments of transfer executed in blank, (b) the entry into Control Agreements with respect to Deposit Accounts constituting Collateral and (c) with respect to any Discretionary Guarantor that is a Foreign Subsidiary, any recording, filing, registration, notification or other action required to be taken in the applicable jurisdiction to perfect the liens on the assets of such Foreign Subsidiary, in each case of the foregoing clauses (a) and (c), to the extent required by the applicable Loan Documents.

“Permitted Acquisition” means any acquisition made by the Borrower, any of its Restricted Subsidiaries or any Consolidated APC, whether by purchase, merger or otherwise, of all or substantially all of the assets of (or, with respect to such acquisition by the Borrower or any of its Restricted Subsidiaries, substantially all of the assets of the relevant target that are legally permitted to be owned by the Borrower or any of its Restricted Subsidiaries under applicable Requirements of Law, including, without limitation, Requirements of Law related to the corporate practice of physical therapy), or any business line, unit or division or product line (including research and development and related assets in respect of any product) of, any Person or of a majority of the outstanding Capital Stock of any Person who is engaged in a Similar Business (and, in any event, including any Investment in (x) any Restricted Subsidiary the effect of which is to increase the Borrower’s or any Restricted Subsidiary’s equity ownership in such Restricted Subsidiary or (y) any joint venture for the purpose of increasing the Borrower’s or its relevant Restricted Subsidiary’s ownership interest in such joint venture) if (1) such Person becomes a Restricted Subsidiary or Consolidated APC or (2) such Person, in one transaction or a series of related transaction, is amalgamated, merged or consolidated with or into, or transfers or conveys substantially all of its assets (or such division, business unit or product line) to, or is liquidated into, the Borrower, any Restricted Subsidiary and/or any Consolidated APC as a result of such Investment; provided that:

(a)          the total consideration paid during the term of this Agreement in respect of such acquisitions of assets by Restricted Subsidiaries that are not Loan Parties or that are not owned by the Borrower or Subsidiary Guarantors or do not become Collateral or of Capital Stock of Persons that are not Subsidiary Guarantors or do not become Subsidiary Guarantors, together with the aggregate amount of Investments made in Persons that are not Loan Parties in reliance on Section 6.06(b)(iii) and Section 6.06(b)(aa), shall not exceed the Specified Investment Cap;

(b)          the total consideration paid for the Capital Stock of any Person that becomes a Consolidated APC shall not exceed an aggregate amount of  $5,000,000; provided, that at the time of such acquisition (or such later date as the Administrative Agent may reasonably agree), such newly acquired Consolidated APC shall enter into Acceptable Practice Management Arrangements;

(c)         the limitations described in clauses (a) and (b) above shall not apply to any acquisition to the extent (i) any such consideration is financed with the cash proceeds of sales of the Qualified Capital Stock of, or cash common equity capital contributions to, the Borrower or any Restricted Subsidiary other than any Cure Amount, Available Excluded Contribution Amount or Contribution Indebtedness Amount, (ii) the Person so acquired (or the Person owning the assets so acquired) becomes a Subsidiary Guarantor even though such Person is not otherwise required to become a Subsidiary Guarantor and/or (iii) at least 75.0% of the Consolidated Adjusted EBITDA of the Person(s) acquired in such acquisition (or the Persons owning the assets so acquired) (for this purpose and for the component definitions used in the definition of “Consolidated Adjusted EBITDA”, determined on a consolidated basis for such Person(s) and their respective Restricted Subsidiaries) is generated by Person(s) that will become Subsidiary Guarantors (i.e., disregarding any Consolidated Adjusted EBITDA generated by Restricted Subsidiaries of such Persons that are not (or will not become) Subsidiary Guarantors); and

(d)        in the event the amount available under the Specified Investment Cap is reduced as a result of any acquisition of (i) any Restricted Subsidiary that does not become a Loan Party or (ii) any assets that are not transferred to a Loan Party and such Restricted Subsidiary subsequently becomes a Loan Party or such assets are subsequently transferred to a Loan Party, respectively, the amount available under the Specified Investment Cap shall be proportionately increased as a result thereof.

“Permitted Holders” means (a) the Investors ~~and~~, (b) the Specified Preferred Equityholders and (c) any Person with which one or more Investors, Specified Preferred Equityholders and/or management form a “group” (within the meaning of Section 14(d) of the Exchange Act) so long as, in the case of this clause (b), the relevant Investors and Specified Preferred Equityholders beneficially own more than 50% of the relevant voting Capital Stock beneficially owned by the group.

“Permitted Liens” means Liens permitted pursuant to Section 6.02.

“Permitted Practice Subsidiary Restructuring” means any Practice Subsidiary Restructuring; provided that:

(a)          the board of directors (or similar governing body) of the Borrower has approved such Practice Subsidiary Restructuring;

(b)          the Borrower has determined in good faith that such Practice Subsidiary Restructuring (i) is in the best interests of the business of the Borrower and its Restricted Subsidiaries, taken as a whole, and (ii) will not have a material and adverse impact on the financial condition of the Borrower and its Restricted Subsidiaries, taken as a whole, or the ability of the Borrower to satisfy its payment obligations under the Credit Facilities;

(c)          (i) the Consolidated Adjusted EBITDA attributable to the Borrower, its Restricted Subsidiaries and any Consolidated APC, calculated after giving effect to such Practice Subsidiary Restructuring (or series of related Practice Subsidiary Restructurings) on a Pro Forma Basis for the most recently ended Test Period, is not less than (ii) the Consolidated Adjusted EBITDA attributable to the Borrower, its Restricted Subsidiaries and any Consolidated APC for the most recently ended Test Period, calculated before giving effect to such Practice Subsidiary Restructuring, by more than 5.00%;

(d)          either (i) all of the Capital Stock of the Practice Subsidiary has been transferred to one or more Physical Therapist Owners, and the Person whose Capital Stock was transferred to one or more Physical Therapist Owners becomes a Consolidated APC or (ii) the Capital Stock and/or clinical assets of the applicable Practice Subsidiary have been transferred to a Consolidated APC, and the applicable Practice Subsidiary becomes a Consolidated APC; and

(e)          each applicable Loan Party will use commercially reasonable efforts to cause each Person subject to a Practice Subsidiary Restructuring to transfer to a Loan Party substantially all of the assets of such Person (other than Accounts (as defined in the UCC), employment agreements, payor contracts, other assets which such Consolidated APC must retain, in the reasonable judgment of the Borrower, to comply with any Requirements of Law and any other asset with respect to which the Borrower has determined in its reasonable business judgment that the cost, burden, difficulty or consequence (including any adverse tax consequence, any required third party or governmental consent and any effect on the ability of the Borrower and/or any subsidiary and/or any Affiliated Practice to conduct their respective businesses and operations in the ordinary course) of transferring outweighs, or is excessive in light of, the practical benefit to the Secured Parties afforded thereby).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or any other entity.

“PIK Election” has the meaning assigned to such term in Section 2.13(e).

“PIK Interest” shall mean (i) any interest payable in respect of any Initial Term Loans in respect of which a PIK Election has been made and (ii) interest at the Second Amendment PIK Rate.

“Physical Therapist Owner” has the meaning assigned to such term in the definition of “Physical Therapy Entity”.

“Physical Therapy Entity” means any entity owned directly or indirectly solely by (a) one or more licensed physical therapists (any such licensed physical therapist, a “Physical Therapist Owner”) and/or (b) another entity owned directly or indirectly solely by one or more Physical Therapist Owners.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) maintained by the Borrower and/or any Restricted Subsidiary or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of its ERISA Affiliates, other than any Multiemployer Plan.

“Platform” has the meaning assigned to such term in Section 5.01.

“Practice Loan Agreement” has the meaning assigned to such term in the definition of “Acceptable Practice Management Arrangements”.

“Practice Subsidiary” means a subsidiary of the Borrower the primary business of which consists of operating one or more physical therapy practices.

“Practice Subsidiary Restructuring” means the transfer by the Borrower and/or any Restricted Subsidiary of (a) the Capital Stock of one or more Practice Subsidiaries to one or more Physical Therapist Owners or a Person owned by one or more Physical Therapist Owners and/or (b) certain clinical assets owned by one or more Practice Subsidiaries to one or more Physical Therapy Entities, in each case, to the extent required by any Requirement of Law.

~~“Preferred Shares” means the non-convertible preferred shares issued by the Parent on or prior to the Closing Date pursuant to the Preferred Shares Certificate of Designation, with an aggregate initial liquidation preference of not more than $165,000,000.~~

~~“Preferred Shares Certificate of Designation” means that certain Certificate of Designation of Series A Non-Convertible Senior Preferred Stock of ATI Physical Therapy, Inc. filed in the office of the Secretary of State of Delaware on or prior to February 24, 2022.~~

“Prepayment Asset Sale” means any Disposition by the Borrower or its Restricted Subsidiaries made pursuant to Section 6.07(h), Section 6.07(q) and Section 6.07(bb).

          “Prepayment Premium” has the meaning assigned to such term in Section 2.12(f).

“Preferred Shares” means, collectively, the Series A Preferred Shares and the Series B Preferred Shares.

“Preferred Shares Certificates of Designation” means, collectively, the Series A Certificate of Designation and the Series B Certificate of Designation.

“Primary Obligor” has the meaning assigned to such term in the definition of “Guarantee”.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal (or another national publication reasonably selected by the Administrative Agent) as the “Prime Rate” in the U.S. or, if The Wall Street Journal (or such other publication) ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as reasonably determined by the Administrative Agent).

“Pro Forma Basis” or “pro forma effect” means, with respect to any determination of the First Lien Net Leverage Ratio, the Total Net Leverage Ratio, the Secured Net Leverage Ratio, Consolidated Adjusted EBITDA or Consolidated Total Assets (including component definitions thereof), that:

(a)          in the case of (i) any Disposition of all or substantially all of the Capital Stock of any Restricted Subsidiary or any division and/or product line of the Borrower and/or any Restricted Subsidiary, (ii) ~~any designation of a Restricted Subsidiary as an Unrestricted Subsidiary,~~[reserved], (iii) the implementation of any Business Optimization Initiative relating to a cost-savings action and/or (iv) at the election of the Borrower, any Subject Transaction described in clauses (i), (k) or (l) of the definition thereof, income statement items (whether positive or negative and including, subject to the limitations set forth in clause (e) of Consolidated Adjusted EBITDA, any Expected Cost Saving) attributable to the property or Person subject to such Subject Transaction, shall be excluded as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made,

(b)          in the case of (i) any Permitted Acquisition or other Investment, (ii) ~~any designation of any Unrestricted Subsidiary as a Restricted Subsidiary,~~[reserved], (iii) any transaction described in clause (h) of the definition of “Subject Transaction” and/or (iv) at the election of the Borrower, any Subject Transaction described in clause (l) of the definition thereof, income statement items (whether positive or negative and including, subject to the limitations set forth in clause (e) of “Consolidated Adjusted EBITDA, any Expected Cost Saving) attributable to the property or Person subject to such Subject Transaction shall be included as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made,

(c)          [Reserved],

(d)          any retirement or repayment of Indebtedness by the Borrower or any of its Subsidiaries that constitutes a Subject Transaction shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made;

(e)          any Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in connection therewith that constitutes a Subject Transaction shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; provided that, (i) if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable Test Period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness at the relevant date of determination (taking into account any interest hedging arrangements applicable to such Indebtedness), (ii) interest on any obligation with respect to any Capital Lease shall be deemed to accrue at an interest rate reasonably determined by a Responsible Officer of the Borrower in good faith to be the rate of interest implicit in such obligation in accordance with GAAP and (iii) interest on any Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate or other rate shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen by the Borrower;

(f)         the acquisition of any asset included in calculating Consolidated Total Assets (other than the amount Cash or Cash Equivalents, which is addressed in clause (g) below), whether pursuant to any Subject Transaction or any Person becoming a subsidiary or merging, amalgamating or consolidating with or into the Borrower or any of its subsidiaries, or the Disposition of any asset included in calculating Consolidated Total Assets described in the definition of “Subject Transaction”, shall be deemed to have occurred as of the last day of the applicable Test Period with respect to any test or covenant for which such calculation is being made;

(g)          subject to Section 1.11, other than, for the avoidance of doubt, for purposes of Section 6.15(a), the Unrestricted Cash Amount shall be calculated as of the date of the consummation of such Subject Transaction after giving pro forma effect thereto, including any application of cash proceeds in connection therewith (other than, for the avoidance of doubt, the cash proceeds of any Indebtedness that is, or is incurred in connection with, the Subject Transaction for which such a calculation is being made); and

(h)          each other Subject Transaction shall be deemed to have occurred as of the first day of the applicable Test Period (or, in the case of Consolidated Total Assets, as of the last day of such Test Period) with respect to any test or covenant for which such calculation is being made.

          It is hereby agreed that for purposes of determining pro forma compliance with Section 6.15(a) prior to the last day of the first Fiscal Quarter after the Closing Date, the applicable level shall be the level cited in Section 6.15(a).  Notwithstanding anything to the contrary set forth in the immediately preceding paragraph, for the avoidance of doubt, when calculating the Secured Net Leverage Ratio or the First Lien Net Leverage Ratio for purposes of the definition of “Applicable Rate” and for purposes of any Financial Covenant (other than for the purpose of determining pro forma compliance with the Financial Covenants as a condition to taking any action under this Agreement), the events described in the immediately preceding paragraph that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect.

“Promissory Note” means a promissory note of the Borrower payable to any Lender or its registered assigns, in substantially the form of Exhibit L hereto, evidencing the aggregate outstanding principal amount of Loans of the Borrower to such Lender resulting from the Loans made by such Lender.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Company Costs” means Charges associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 (and, in each case, similar Requirements of Law under other jurisdictions) and the rules and regulations promulgated in connection therewith and Charges relating to compliance with the provisions of the Securities Act and the Exchange Act (and, in each case, similar Requirements of Law under other jurisdictions), as applicable to companies with equity or debt securities held by the public, the rules of national securities exchange companies with listed equity or debt securities, directors’, managers’ and/or employees’ compensation, fees and expense reimbursement, Charges relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees (including auditors’ and accountants’ fees), listing fees, filing fees and other costs and/or expenses associated with being a public company.

“Public Lender” has the meaning assigned to such term in Section 9.01(d).

“Qualified Capital Stock” of any Person means any Capital Stock of such Person that is not Disqualified Capital Stock.

“Real Estate Asset” means, at any time of determination, all right, title and interest (fee, leasehold or otherwise) of any Loan Party and/or any Parent Loan Guarantor in and to real property (including, but not limited to, land, improvements and fixtures thereon).

“Reference Time” means, with respect to any setting of the then-current Benchmark, (a) if such Benchmark is the Adjusted Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two Business Days preceding the date of such setting, and (b) if such Benchmark is not the Adjusted Term SOFR Rate, the time determined by the Administrative Agent in its reasonable discretion.

“Refinancing” has the meaning assigned to such term in the recitals to this Agreement.

“Refinancing Indebtedness” has the meaning assigned to such term in Section 6.01(p).

“Refunding Capital Stock” has the meaning assigned to such term in Section 6.04(a)(viii).

“Register” has the meaning assigned to such term in Section 9.05(b)(iv).

“Regulation D” means Regulation D of the FRB as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation H” means Regulation H of the FRB as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the FRB as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Funds” means with respect to any Lender that is an Approved Fund, any other Approved Fund that is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, managers, officers, trustees, employees, partners, agents, advisors and other representatives of such Person and such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the Environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

“Relevant APC” has the meaning assigned to such term in Section 5.16(b).

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Reportable Event” means, with respect to any Pension Plan or Multiemployer Plan, any of the events described in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period is waived under PBGC Reg. Section 4043.

“Representatives” has the meaning assigned to such term in Section 9.13.

“Required Excess Cash Flow Percentage” means, as of any date of determination, (a) if the Secured Net Leverage Ratio is greater than 4.00:1.00, 50%, (b) if the Secured Net Leverage Ratio is less than or equal to 4.00:1.00 and greater than 3.50:1.00, 25%, and (c) if the Secured Net Leverage Ratio is less than or equal to 3.50:1.00, 0%; it being understood and agreed that, for purposes of this definition as it applies to the determination of the amount of Excess Cash Flow that is required to be applied to prepay the Term Loans under Section 2.11(b)(i) for any Excess Cash Flow Period, the Secured Net Leverage Ratio shall be determined on the scheduled date of prepayment.

“Required Lenders” means, at any time, Lenders having Loans or unused Commitments representing more than 50% of the sum of the total Loans and such unused commitments at such time.

“Required Revolving Lenders” means, at any time, Lenders having Revolving Loans, Additional Revolving Loans, unused Revolving Credit Commitments or unused Additional Revolving Credit Commitments representing more than 50% of the sum of the total Revolving Loans, Additional Revolving Loans and such unused commitments at such time.

“Required Term Lenders” means, at any time, Lenders having Term Loans, Additional Term Loans, unused Term Loan Commitments or unused Additional Term Loan Commitments representing more than 50% of the sum of the total Term Loans, Additional Terms Loans and such unused commitments at such time.

“Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” of any Person means the chief executive officer, the president, the chief financial officer, the treasurer, any assistant treasurer, any executive vice president, any senior vice president, any vice president or the chief operating officer of such Person and any other individual or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement, and, as to any document delivered on the Closing Date, shall include any secretary or assistant secretary or any other individual or similar official thereof with substantially equivalent responsibilities of a Loan Party.  Any document delivered hereunder that is signed by a Responsible Officer of any Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Responsible Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of a Responsible Officer of the Borrower that such financial statements fairly present, in all material respects, in accordance with GAAP, the consolidated financial condition of the Borrower as at the dates indicated and its consolidated operations and cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

“Restricted Amount” has the meaning set forth in Section 2.11(b)(iv)(C).

“Restricted Debt” has the meaning set forth in Section 6.04(b).

“Restricted Debt Payments” has the meaning set forth in Section 6.04(b).

“Restricted Payment” means (a) any dividend or other distribution on account of any shares of any class of the Capital Stock of the Borrower or any Restricted Subsidiary, except a dividend payable solely in shares of Qualified Capital Stock to the holders of such class; (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of any shares of any class of the Capital Stock of the Borrower or any Restricted Subsidiary and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of the Capital Stock of the Borrower or any Restricted Subsidiary now or hereafter outstanding.

“Restricted Subsidiary” means, as to any Person, any subsidiary of such Person ~~that is not an Unrestricted Subsidiary~~.  Unless otherwise specified, “Restricted Subsidiary” shall mean any ~~Restricted Subsidiary~~subsidiary of the Borrower.

“Retained Excess Cash Flow Amount” means, at any date of determination, an amount, determined on a cumulative basis, that is equal to the aggregate cumulative sum of the Excess Cash Flow that is not required to be applied as a mandatory prepayment under Section 2.11(b)(i) for all Excess Cash Flow Periods ending after the Closing Date and prior to such date (prior to giving effect to any dollar-for-dollar reduction in respect of voluntary prepayments or repurchases as therein provided); provided that such amount shall not be less than zero for any Excess Cash Flow Period.

“Revolving Credit Commitment” means any Initial Revolving Credit Commitment and any Additional Revolving Credit Commitment.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of such Lender’s Initial Revolving Credit Exposure and Additional Revolving Credit Exposure.

“Revolving Facility” means the Initial Revolving Facility, any Incremental Revolving Facility, any facility governing Extended Revolving Credit Commitments and any Extended Revolving Loans.

“Revolving Facility Fee Letter” means that certain Fee Letter, dated as of February 24, 2022, by and among, inter alios, the Borrower and the Administrative Agent.

“Revolving Lender” means any Initial Revolving Lender and any Additional Revolving Lender.  Unless the context otherwise requires, the term “Revolving Lenders” shall include the Swingline Lender.

“Revolving Loans” means any Initial Revolving Loans and any Additional Revolving Loans.

“Revolving Remedies Request” has the meaning set forth in the penultimate provision in the last paragraph of Section 7.01.

“RP/RDP Shared Cap” means ~~the greater of~~ $~~3,250,000 and 5% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period~~1,000,000.

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of the McGraw-Hill Companies, Inc.

“Sale and Lease-Back Transaction” means any arrangement providing for the leasing by the Borrower or any of its Restricted Subsidiaries of any property, which property has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary in contemplation of such leasing.

“Sanctions” has the meaning assigned to such term in Section 3.17(a).

“Scheduled Consideration” has the meaning assigned to such term in the definition of “Excess Cash Flow”.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of its functions.

“Second Amendment” means that certain Amendment No. 2 to Credit Agreement dated as of April 17, 2023 among Holdings, the Borrower, the Guarantors party thereto, the Lenders party thereto, the Lender Representative and the Administrative Agent.

“Second Amendment Additional Revolving Rate” means an interest rate equal to 1.00% per annum.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

“Second Amendment Effective Date Transactions” has the meaning assigned to such term in the Second Amendment.

“Second Amendment PIK Rate” means an interest rate equal to 1.00% per annum.

“Second Amendment Rate Enhancement Sunset Date” means the first date occurring after the Second Amendment Signing Date for which (i) Consolidated Adjusted EBITDA of the Borrower and its subsidiaries for two consecutive Test Periods ending after the Second Amendment Signing Date is greater than $50,000,000 and (ii) the Borrower shall have delivered a certificate of a Responsible Officer to the Administrative Agent and the Lender Representative (which may be a Compliance Certificate), in form reasonably satisfactory to the Administrative Agent and the Lender Representative, showing such calculation in reasonable detail.

“Second Amendment Signing Date” means April 17, 2023.

“Second Amendment Transaction Costs” means expenses and other transaction costs payable or otherwise borne by the Parent and/or its subsidiaries in connection with the Second Amendment Effective Date Transactions.

“Second Lien Agent” means Wilmington Savings Fund Society, FSB.

“Second Lien Intercreditor and Subordination Agreement” means that certain Second Lien Intercreditor and Subordination Agreement dated as of April 17, 2023 among the Administrative Agent and the Second Lien Agent, as acknowledged by the Loan Parties and the Parent Loan Guarantors.

“Second Lien Noteholders” means the “Purchasers” as such term is defined in the Second Lien Note Purchase Agreement.

“Second Lien Note Documents” means the “Note Documents” as such term is defined in the Second Lien Note Purchase Agreement.

“Second Lien Note Purchase Agreement” means the Second Lien Note Purchase Agreement dated as of April 17, 2023 among Parent, as issuer, Intermediate Parent, Holdings, the Borrower, the Second Lien Noteholders and the Second Lien Agent, as amended by the First Amendment to Second Lien Note Purchase Agreement dated as of June 15, 2023 (the “First Amendment to Second Lien Note Purchase Agreement”), and as further amended, restated, supplemented and otherwise modified from time to time in a manner not prohibited by this Agreement and the Second Lien Intercreditor and Subordination Agreement.

“Second Lien Note Obligations” means the “Obligations” as such term is defined in the Second Lien Note Purchase Agreement.

“Second Lien PIK Notes” means the “Notes” as such term is defined in the Second Lien Note Purchase Agreement.

“Secured Hedging Obligations” means all Hedging Obligations (other than any Excluded Swap Obligations) under each Hedge Agreement that (a) is in effect on the Closing Date between any Loan Party and a counterparty that is (or is an Affiliate of) the Administrative Agent, a Lender or an Arranger as of the Closing Date, (b) is entered into after the Closing Date between any Loan Party and any counterparty that is (or is an Affiliate of) the Administrative Agent, a Lender or an Arranger at the time such Hedge Agreement is entered into and/or (c) any other Person designated by the Borrower to the Administrative Agent, in each case for which such Loan Party agrees to provide security and in each case that has been designated to the Administrative Agent in writing by the Borrower as being a Secured Hedging Obligation for purposes of the Loan Documents, it being understood that each counterparty thereto shall be deemed (A) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 8, Section 9.03 and Section 9.10 and any Intercreditor Agreement as if it were a Lender.

“Secured Net Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated Secured Debt as of the last day of the most recently ended Test Period to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended, in each case of the Borrower, its Restricted Subsidiaries and Consolidated APCs on a consolidated basis.

“Secured Obligations” means all Obligations, together with all Banking Services Obligations and all Secured Hedging Obligations.

“Secured Parties” means (i) the Lenders, the Issuing Banks and the Swingline Lender, (ii) the Administrative Agent, (iii) each counterparty to a Hedge Agreement with a Loan Party the obligations under which constitute Secured Hedging Obligations, (iv) each provider of Banking Services to any Loan Party the obligations under which constitute Banking Services Obligations, (v) the Arranger and (vi) the beneficiaries of each indemnification obligation undertaken by any Parent Loan Guarantor or any Loan Party under any Loan Document.

“Securities” means any stock, shares, units, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; provided that “Securities” shall not include any earn-out agreement or obligation or any employee bonus or other incentive compensation plan or agreement.

“Securities Act” means the Securities Act of 1933 and the rules and regulations of the SEC promulgated thereunder.

“Securities Transfer Restriction Agreement” has the meaning assigned to such term in the definition of “Acceptable Practice Management Arrangements”.

“Security Agreement” means the Pledge and Security Agreement, ~~substantially in the form of Exhibit M~~dated as of February 24, 2022, among the Loan Parties, the Parent Loan Guarantors and the Administrative Agent for the benefit of the Secured Parties.

“Series A Certificate of Designation” means that certain Certificate of Designation of Series A Non-Convertible Senior Preferred Stock of Parent filed in the office of the Secretary of State of Delaware on or prior to February 24, 2022.

“Series A Preferred Shares” means the series A non-convertible senior preferred shares issued by Parent on or prior to the Closing Date pursuant to the Series A Certificate of Designation, with an aggregate initial liquidation preference of not more than $165,000,000.

“Series B Certificate of Designation” means the Certificate of Designation of Series B Preferred Stock of Parent.

“Series B Preferred Shares” means the series B preferred shares issued by Parent from time to time pursuant to the Series B Certificate of Designation.

“Shared EBITDA Cap” means an aggregate cap of 25% of Consolidated Adjusted EBITDA (which cap shall be calculated by multiplying (A) the quotient obtained by dividing (i) Consolidated Adjusted EBITDA (calculated without giving effect to clauses (c)(ii), (c)(xii), (c)(xiii), (c)(xiv), (c)(xv), (e) and (f) of the definition of “Consolidated Adjusted EBITDA” and the “Consolidated Net Income Specified Exclusion”) by (ii) 1 – 0.25, by (B) 0.25); provided, that, notwithstanding anything in the definition of “Consolidated Adjusted EBITDA” to the contrary, the Shared EBITDA Cap shall not apply to any amount relating to any pro forma adjustment consistent with Regulation S-X under the Securities Act (as such Regulation S-X was in effect prior to January 1, 2021).

“Similar Business” means any Person the majority of the revenues of which are derived from a business that would be permitted by Section 6.10 if the references to “Restricted Subsidiaries” in Section 6.10 were read to refer to such Person.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted Term SOFR Rate.

“SOFR Determination Date” has the meaning assigned to such term in the definition of “Daily Simple SOFR”.

“SOFR Rate Day” has the meaning assigned to such term in the definition of “Daily Simple SOFR”.

“SPAC Transaction” means the SPAC transaction consummated with Fortress and its applicable affiliates on June 16, 2021.

“SPC” has the meaning assigned to such term in Section 9.05(e).

“Specified Crossholder Lenders” means Lenders affiliated with, managed or advised by Knighthead Capital Management, LLC and Marathon Asset Management LP, respectively.

“Specified Guarantor Release Provision” has the meaning assigned to such term in Section 8.09(b).

“Specified Preferred Equityholders” means (a) Knighthead Capital Management, LLC, together with its controlled Affiliates and funds managed or advised by it or any or its respective controlled Affiliates (other than any portfolio company), (b) Marathon Asset Management LP, together with its controlled Affiliates and funds managed or advised by it or any or its respective controlled Affiliates (other than any portfolio company), and (c) each of Onex Credit Management LLC and Onex Credit Partners, LLC, together with its controlled Affiliates and funds managed or advised by it or any or its respective controlled Affiliates (other than any portfolio company).

“Specified Investment Cap” means the greater of $3,250,000 and 5% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period.

“Specified Junior Debt” means (A) Indebtedness under the Second Lien PIK Notes and the Second Lien Note Documents and (B) other Indebtedness incurred under Section 6.01(w).

“Sponsors” means, collectively, Advent and Fortress.

“Standby Letter of Credit” means any Letter of Credit other than any Commercial Letter of Credit.

“Stated Amount” means, with respect to any Letter of Credit, at any time, the maximum amount available to be drawn thereunder, in each case determined (x) as if any future automatic increases in the maximum available amount provided for in any such Letter of Credit had in fact occurred at such time and (y) without regard to whether any conditions to drawing could then be met but after giving effect to all previous drawings made thereunder.

“Subject Fiscal Quarter” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”.

“Subject Loans” has the meaning assigned to such term in Section 2.11(b)(ii).

“Subject Person” has the meaning assigned to such term in the definition of “Consolidated Net Income”.

“Subject Proceeds” has the meaning assigned to such term in Section 2.11(b)(ii).

“Subject Transaction” means, with respect to any Test Period, (a) the Transactions, (b) any Permitted Acquisition or any other acquisition or similar Investment, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or any business line, unit or division of, any Person or of a majority of the outstanding Capital Stock of any Person (and, in any event, including any Investment in (x) any Restricted Subsidiary the effect of which is to increase the Borrower’s or any Restricted Subsidiary’s respective equity ownership in such Restricted Subsidiary or (y) any joint venture for the purpose of increasing the Borrower’s or its relevant Restricted Subsidiary’s ownership interest in such joint venture), in each case that is permitted by this Agreement, (c) any Disposition of all or substantially all of the assets or Capital Stock of any subsidiary and/or any Consolidated APC (or any business unit, line of business or division of the Borrower, any subsidiary and/or any Consolidated APC) not prohibited by this Agreement, (d) ~~the designation of a Restricted Subsidiary as an Unrestricted Subsidiary or an Unrestricted Subsidiary as a Restricted Subsidiary in accordance with Section 5.10 hereof~~[reserved], (e) any incurrence, retirement, redemption, repayment and/or prepayment of Indebtedness (other than any Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes) (including by any Consolidated APC), (f) any capital contribution in respect of Qualified Capital Stock or any issuance of Qualified Capital Stock (other than any amount constituting a Cure Amount), (g) the conversion of any Non-Consolidated APC or any other Person to a Consolidated APC, (h) the conversion of any Consolidated APC to a Non-Consolidated APC, (i) any Permitted Practice Subsidiary Restructuring (j) the implementation of any Business Optimization Initiative, (k) at the election of the Borrower, any discontinued operation and/or (l)any other event that by the terms of the Loan Documents requires pro forma compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a pro forma basis.

“Subsequent Crossholder Lender Term Loan Exchange and Cancellation” has the meaning assigned to such term in Section 2.01(a).

“Subsequent Specified Existing Term Loans” has the meaning assigned to such term in Section 2.01(a).

“subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of such Person or a combination thereof, in each case to the extent the relevant entity’s financial results are required to be included in such Person’s consolidated financial statements under GAAP; provided that (a) in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interests in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding and (b) in no event shall any Affiliated Practice be deemed to be a “subsidiary” for any purpose under any Loan Document.  Unless otherwise specified, “subsidiary” shall mean any subsidiary of the Borrower.

“Subsidiary Guarantor” means (a) on the Closing Date, each subsidiary of the Borrower that is not a Borrower (other than any such subsidiary that is an Excluded Subsidiary on the Closing Date) and (b) thereafter, each subsidiary of the Borrower that becomes a guarantor of the Secured Obligations pursuant to the terms of this Agreement, in each case, until such time as the relevant subsidiary is released from its obligations under the Loan Guaranty in accordance with the terms and provisions hereof.

“Successor Borrower” has the meaning assigned to such term in Section 6.07(a).

“Swap Obligations” means, with respect to any Loan Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time.  The Swingline Exposure of any Revolving Lender at any time shall equal to its Applicable Revolving Credit Percentage of the aggregate Swingline Exposure at such time.

“Swingline Lender” means Barclays, in its capacity as lender of Swingline Loans hereunder, or any successor lender of Swingline Loans hereunder.

“Swingline Loan” means any Loan made pursuant to Section 2.04.

“Taxes” means all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” has the meaning assigned to such term in the lead-in to Article 5.

“Term Commitment” means any Initial Term Loan Commitment and any Additional Term Loan Commitment.

“Term Facility” means the Term Loans provided to or for the benefit of the Borrower pursuant to the terms of this Agreement.

“Term Lender” means any Initial Term Lender and any Additional Term Lender.

“Term Loan” means the Initial Term Loans and, if applicable, any Additional Term Loans.

“Term SOFR Adjustment” means (a) 0.10% with respect to Interest Periods of one month, (b) 0.15% with respect to Interest Periods of three months and (c) 0.25% with respect to Interest Periods of six months or longer.

“Term SOFR Determination Day” has the meaning assigned to such term in the definition of “Term SOFR Reference Rate”.

“Term SOFR Rate” means with respect to any SOFR Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m. (Chicago time) two Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any SOFR Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR.  If by 5:00 p.m. on the second U.S. Government Securities Business Day immediately following any Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five Business Days prior to such Term SOFR Determination Day.

“Test Period” means, as of any date, (a) for purposes of determining actual compliance with Sections 6.15(b) the period of four consecutive Fiscal Quarters then most recently ended for which financial statements under Section 5.01(a) or Section 5.01(b), as applicable, have been delivered (or are required to have been delivered) and (b) for any other purpose, the period of four consecutive Fiscal Quarters then most recently ended for which financial statements of the type described in Section 5.01(a) or Section 5.01(b), as applicable, have been delivered (or are required to have been delivered) or, if earlier, are internally available; it being understood and agreed that prior to the first delivery (or required delivery) of financial statements of Section 5.01(b), “Test Period” means the period of four consecutive Fiscal Quarters most recently ended for which financial statements of the Borrower are available.

“Therapy Director Agreement” has the meaning assigned to such term in the definition of “Acceptable Practice Management Arrangements”.

“Threshold Amount” means $25,000,000.

“Total Net Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated Total Debt outstanding as of the last day of the most recently ended Test Period to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended, in each case of the Borrower, its Restricted Subsidiaries and Consolidated APCs on a consolidated basis.

“Total Revolving Credit Commitment” means, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time.

“Trademark” means the following:  (a) all trademarks (including service marks), common law marks, trade names, trade dress, and logos, slogans and other indicia of origin under the Requirements of Law of any jurisdiction in the world, and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all domestic rights corresponding to any of the foregoing.

“Transaction Costs” means fees, premiums, expenses and other transaction costs (including original issue discount or upfront fees) payable or otherwise borne by any Parent Company and/or its subsidiaries in connection with the Transactions and the transactions contemplated thereby.

“Transaction Support Agreement” has the meaning assigned to such term in the Second Amendment.

“Transactions” means, collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the Borrowing of Loans hereunder on the Closing Date, (b) the Refinancing, (c) the issuance of the Series A Preferred Shares and (d) the payment of the Transaction Costs.

“Treasury Capital Stock” has the meaning assigned to such term in Section 6.04(a)(viii).

“Treasury Rate” means, a rate per annum (computed on the basis of actual days elapsed over a year of 360 days) equal to the rate determined on the date that is one Business Day prior to the date of prepayment or acceleration, to be the yield expressed as a rate listed in The Wall Street Journal for US Treasury securities having a term of no greater than the period of remaining months until the second anniversary of the Closing Date.

“Treasury Regulations” means the U.S. federal income tax regulations promulgated under the Code.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Term SOFR Rate or the Alternate Base Rate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the creation or perfection of security interests.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unrestricted Cash Amount” means (a) as to any Person, on any date of determination, the amount of unrestricted Cash and Cash Equivalents of such ~~Persons~~Person (including, in the case of the Borrower, its Restricted Subsidiaries and Consolidated APCs) maintained in (A) Deposit Accounts and/or securities accounts in the name of a Loan Party as of such date, which Deposit Accounts and/or securities accounts are either (i) subject to Control Agreements or (ii) in a Deposit Account (other than any Excluded Account or securities account) that is not required to be subject to a Control agreement at such time pursuant to Section 5.12(d); provided, that notwithstanding the foregoing clauses (i) and (ii), until the date that is 120 days following the Closing Date (as such date may be extended in accordance with Section 5.12(d)), Cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries that are on deposit in Deposit Accounts (other than Excluded Accounts) and/or securities accounts shall be included in the Unrestricted Cash Amount irrespective of whether Control Agreements are then in effect and/or (B) money market funds with respect to which the relevant Loan Party has (i) granted a security interest therein in favor of the Administrative Agent perfected by the filing of a UCC-1 financing statement and (ii) not granted control (as defined in the UCC) to any Person (other than the Administrative Agent and, on a subordinated basis to the Secured Obligations, the Second Lien Agent and the representative of any Specified Junior Debt subject to the Second Lien Intercreditor and Subordination Agreement), provided that, the aggregate amount of unrestricted Cash and Cash Equivalents that may be included in the determination of Unrestricted Cash Amount pursuant to this clause (B) that is not held in a Deposit Account and/or securities account subject to a Control Agreement shall not exceed $25,000,000 at any time; and (b) in the case of any JV Entity, the amount of unrestricted Cash and Cash Equivalents of such JV Entity multiplied by the percentage of outstanding Capital Stock in such JV Entity owned by the Borrower or any Subsidiary Guarantor.

~~“Unrestricted Subsidiary” means any subsidiary of the Borrower that is listed on Schedule 5.10 hereto or designated by the Borrower as an Unrestricted Subsidiary after the Closing Date pursuant to Section 5.10. Notwithstanding anything to the contrary contained herein, no APC Manager shall constitute an Unrestricted Subsidiary~~

“Upfront Fee Letter” means that certain Fee Letter, dated as of February 24, 2022, by and among, inter alios, the Borrower, the Arranger, Barclays, HSBC Bank USA, N.A. and Jefferies Finance LLC.

“U.S.” means the United States of America.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Lender” means any Lender or Issuing Bank that is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f).

          “Waterfall/Voting Triggering Event” means any of the following events:

(a)          the occurrence and the continuance of an Event of Default under Section 7.01(a) to the extent resulting from (x) a failure to pay the principal of (including, without limitation, reimbursement obligations with respect to Letters of Credit) or interest in respect of any of the Revolving Loan Obligations when due and owing (after giving effect to any applicable grace period), or (y) a failure to pay any other Revolving Loan Obligations in an amount in excess of $100,000 when due and owing (after giving effect to any applicable grace period);

(b)          the occurrence and the continuance of an Event of Default under Section 7.01(f) or 7.01(g);

(c)          the commencement of any Exercise of Remedies (as defined in the AAL);

(d)          the acceleration of the Obligations pursuant to Section 7.01;

(e)          (i) the occurrence of an Event of Default under Section 7.01(c) arising from the failure of the Borrower to comply with Section 6.15(a)(i), subject to the cure rights set forth in Section 6.15(a)(ii), provided that a Waterfall/Voting Triggering Event shall not occur under this clause (e)(i) until the date that is thirty (30) days after the end of the Liquidity Covenant Cure Period for the applicable Liquidity Covenant Test Date; or (ii) the occurrence of an Event of Default under Section 7.01(c) arising from the failure of the Borrower to comply with the financial covenant set forth in Section 6.15(b)(i), subject to the cure rights set forth in Section 6.15(b)(ii), provided that a Waterfall/Voting Triggering Event shall not occur under this clause (e)(ii) until ~~(A) in the case of a breach of Section 6.15(b)(i) with respect to a Test Period as a result of the Secured Net Leverage Ratio exceeding the level set forth in Section 6.15(b)(i) for such Test Period, but not exceeding the level for such Test Period set forth in Schedule 7.01 hereto, the date that is sixty (60) days after the end of the Leverage Covenant Cure Period for the applicable Test Period, and (B) in the case of a breach of Section 6.15(b)(i) with respect to a Test Period as a result of the Secured Net Leverage Ratio exceeding the level for such Test Period set forth in Schedule 7.01 hereto,~~ the date that is thirty (30) days after the end of the Leverage Covenant Cure Period for the applicable Test Period; or

 (f)          the occurrence and continuance of an Event of Default resulting from the failure to deliver to the Administrative Agent the financial statements required to have been furnished pursuant to Sections 5.01(a) and 5.01(b) or the certificate of a Responsible Officer of the Borrower required to have been furnished pursuant to Section 5.01(c) and such Event of Default shall continue unremedied and unwaived for a period of twenty (20) days; provided, however, that the number of times that any portion of the foregoing extended grace period may be used shall not exceed (i) two (2) times per calendar year or (ii) four (4) times during the period commencing on the Closing Date and ending on the Maturity Date of the Revolving Facility.

“Waterfall Triggering Notice” means a written notice given by Administrative Agent to the Lender Representative or the Required Revolving Lenders to the Administrative Agent and the Lender Representative, in each case, following the occurrence and during the continuance of any Waterfall/Voting Triggering Event.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:  (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness; provided that the effect of any prepayment made in respect of such Indebtedness shall be disregarded in making such calculation.

“Wholly-Owned Subsidiary” of any Person means a subsidiary of such Person, 100% of the Capital Stock of which (other than directors’ qualifying shares or shares required by Requirements of Law to be owned by a resident of the relevant jurisdiction) shall be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

“Withdrawal Liability” means the liability to any Multiemployer Plan as the result of a “complete” or “partial” withdrawal by the Borrower or any Restricted Subsidiary or any ERISA Affiliate from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02.        Classification of Loans and Borrowings.  For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Term Loan”) or by Type (e.g., a “Term SOFR”) or by Class and Type (e.g., a “Term SOFR Term Loan”).  Borrowings also may be classified and referred to by Class (e.g., a “Term Loan Borrowing”) or by Type (e.g., a “Term SOFR Borrowing”) or by Class and Type (e.g., a “Term SOFR, Term Loan Borrowing”).

Section 1.03.        Terms Generally.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)          The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.

(b)          Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(c)          The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

(d)          The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(e)          The words “herein,” “hereof” and “hereunder,” and words of similar import, when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision hereof.

(f)         Any definition of or reference to any agreement, instrument or other document herein or in any Loan Document (including any Loan Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified or extended, replaced or refinanced (subject to any restrictions or qualifications on such amendments, restatements, amendment and restatements, supplements or modifications or extensions, replacements or refinancings set forth herein).

(g)         Any reference to any Requirement of Law in any Loan Document shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law.

(h)          Any reference herein or in any Loan Document to any Person shall be construed to include such Person’s successors and permitted assigns.

(i)          All references herein or in any Loan Document to Articles, Sections, clauses, paragraphs, Exhibits and Schedules shall be construed to refer to Articles, Sections, clauses and paragraphs of, and Exhibits and Schedules to, such Loan Document.

(j)          In the computation of periods of time in any Loan Document from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” mean “to but excluding” and the word “through” means “to and including”.

(k)         The words “asset” and “property”, when used in any Loan Document, shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including Cash, securities, accounts and contract rights.

(l)          For purposes of determining compliance at any time with Sections 6.01, 6.02, 6.04, 6.05, 6.06, 6.07 and 6.09, in the event that any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Burdensome Agreement, Investment, Disposition or Affiliate transaction, as applicable, meets the criteria of more than one of the categories of transactions or items permitted pursuant to any clause of such Section 6.01 (other than Section 6.01(a); provided that it is understood that the provisions of this Section 1.03(l) shall apply to any amount incurred in reliance on any provision of the definition of “Incremental Cap”), 6.02 (other than Section 6.02(a)), 6.04, 6.05, 6.06, 6.07 and 6.09, the Borrower, in its sole discretion, may, from time to time, classify or reclassify such transaction or item (or portion thereof) under one or more clauses of each such Section and will only be required to include the amount and type of such transaction (or portion thereof) in any one category; provided that:

~~(i) upon delivery of any financial statements of the type described in Section 5.01(a) or (b) following the initial incurrence of any portion of any Indebtedness incurred under Section 6.01 (other than Section 6.01(a); provided that it is understood that the provisions of this clause (i) shall apply to any amount incurred in reliance on any provision of the definition of “Incremental Cap”) (such portion of such Indebtedness, the “Subject Indebtedness”), if any such Subject Indebtedness could, based on such financial statements, have been incurred in reliance on Section 6.01(w) or the Incremental Incurrence-Based Component, as applicable, such Subject Indebtedness shall automatically be reclassified (with retroactive effect) as having been incurred under the applicable provisions of Section 6.01(w)(i) or the Incremental Incurrence-Based Component, as applicable (subject to any other applicable provision of Section 6.01(w)) or the Incremental Incurrence-Based Component, as applicable, and any associated Lien will be deemed to have been permitted (with retroactive effect) under Section 6.02(s) upon any such reclassification;~~

(i)          [reserved];

(ii)          upon delivery of any financial statements of the type described in Section 5.01(a) or (b) are delivered following the making of any Investment in reliance on Section 6.06 (other than Section 6.06(bb)), if all or any portion of such Investment could, based on such financial statements, have been made in reliance on Section 6.06(bb), such Investment (or the relevant portion thereof) shall automatically be reclassified (with retroactive effect) as having been made in reliance on Section 6.06(bb);

(iii)        upon delivery of any financial statements of the type described in Section 5.01(a) or (b) are delivered following the making of any Restricted Payment under Section 6.04(a) (other than Section 6.04(a)(xi)), if all or any portion of such Restricted Payment could, based on such financial statements, have been made in reliance on Section 6.04(a)(xi), such Restricted Payment (or the relevant portion thereof) shall automatically be reclassified (with retroactive effect) as having been made in reliance on Section 6.04(a)(xi); and

(iv)        upon delivery of any financial statements of the type described in Section 5.01(a) or (b) are delivered following the making of any Restricted Debt Payment under Section 6.04(b) (other than Section 6.04(b)(vii)), if all or any portion of such Restricted Debt Payment could, based on such financial statements, have been made in reliance on Section 6.04(b)(vii), such Restricted Debt Payment (or the relevant portion thereof) shall automatically be reclassified (with retroactive effect) as having been made in reliance on Section 6.04(b)(vii).

(m)        It is understood and agreed that any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Burdensome Agreement, Investment, Disposition and/or Affiliate transaction need not be permitted solely by reference to one category of permitted Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Burdensome Agreement, Investment, Disposition and/or Affiliate transaction under Sections 6.01, 6.02, 6.04, 6.05, 6.06, 6.07 or 6.09, respectively, but may instead be permitted in part under any combination thereof, but the Borrower will only be required to include the amount and type of such transaction (or portion thereof) in one such category (or combination thereof).  To the extent the applicability of Sections 6.07 and 6.09 with respect to any transaction is subject to a materiality threshold, such transaction shall only be required to comply with the provisions of the relevant Section to the extent of the amount of such transaction that is in excess of such materiality threshold.

(n)        For purposes of any amount herein expressed as a percentage of Consolidated Adjusted EBITDA, “Consolidated Adjusted EBITDA”, unless the context otherwise requires, shall be deemed to refer to Consolidated Adjusted EBITDA of the Borrower, its Restricted Subsidiaries and Consolidated APCs.

Section 1.04.         Accounting Terms; GAAP.

(a)          All financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP as in effect from time to time and, except as otherwise expressly provided herein, all terms of an accounting nature that are used in calculating the Secured Net Leverage Ratio, the First Lien Net Leverage Ratio and the Total Net Leverage Ratio, Consolidated Adjusted EBITDA or Consolidated Total Assets shall be construed and interpreted in accordance with GAAP, as in effect from time to time; provided that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date of delivery of the financial statements described in Section 3.04(a) in GAAP or in the application thereof (including the conversion to IFRS as described below) on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change becomes effective until such notice have been withdrawn or such provision amended in accordance herewith; provided, further, that if such an amendment is requested by the Borrower or the Required Lenders, then the Borrower and the Administrative Agent shall negotiate in good faith to enter into an amendment of the relevant affected provisions (without the payment of any amendment or similar fee to the Lenders) to preserve the original intent thereof in light of such change in GAAP or the application thereof; provided, further, that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any subsidiary at “fair value,” as defined therein and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.  If the Borrower notifies the Administrative Agent that the Borrower (or its applicable Parent Company) is required to report under IFRS or has elected to do so through an early adoption policy, “GAAP” shall mean international financial reporting standards pursuant to IFRS (provided, that after such conversion, the Borrower cannot elect to report under GAAP).

(b)         Notwithstanding anything to the contrary herein, but subject to Section 1.11 hereof, all financial ratios and tests (including the Secured Net Leverage Ratio, the First Lien Net Leverage Ratio and/or the Total Net Leverage Ratio and the amount of Consolidated Total Assets and Consolidated Adjusted EBITDA (other than, for the avoidance of doubt, for purposes of calculating Excess Cash Flow)) contained in this Agreement (excluding the Minimum Liquidity Covenant) that are calculated with respect to any Test Period during which any Subject Transaction occurs shall be calculated with respect to such Test Period and such Subject Transaction on a Pro Forma Basis.  Further, if since the beginning of any such Test Period and on or prior to the date of any required calculation of any financial ratio or test (i) any Subject Transaction has occurred or (ii) any Person that subsequently became a Restricted Subsidiary or Consolidated APC was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries or Consolidated APCs or any joint venture since the beginning of such Test Period has consummated any Subject Transaction, then, in each case, any applicable financial ratio or test shall be calculated on a Pro Forma Basis for such Test Period as if such Subject Transaction had occurred at the beginning of the applicable Test Period (it being understood, for the avoidance of doubt, that solely for purposes of (A) calculating actual compliance with Section 6.15 and (B) calculating the Secured Net Leverage Ratio for purposes of the definitions of “Applicable Rate” and “Commitment Fee Rate”, in each case, the date of the required calculation shall be the last day of the Test Period, and no Subject Transaction occurring thereafter shall be taken into account).  All references herein to consolidated financial statements of the Borrower and its Restricted Subsidiaries or to the determination of or any other amount for the Borrower and its Restricted Subsidiaries on a consolidated basis or any similar reference (including any Secured Net Leverage Ratio test, any First Lien Net Leverage Ratio test, any Total Net Leverage Ratio test and/or the amount of Consolidated Adjusted EBITDA, Consolidated Total Debt, the Unrestricted Cash Amount and/or Consolidated Total Assets) shall, in each case, be deemed to include each Consolidated APC as if such Consolidated APC were a Restricted Subsidiary as defined herein.

(c)          Notwithstanding anything to the contrary contained in paragraph (a) above or in the definition of “Capital Lease,” only those leases (assuming for purposes hereof that such leases were then in existence) that would constitute Capital Leases in conformity with GAAP as in effect prior to giving effect to the adoption of ASU No. 2016-02 “Leases (Topic 842)” and ASU No. 2018-11 “Leases (Topic 842)” shall be considered Capital Leases hereunder or under any other Loan Document, and all calculations and deliverables under this Agreement or any other Loan Document shall be made, prepared or available, as applicable, in accordance therewith; provided, that all financial statements required to be provided hereunder may, at the option of the Borrower, be prepared in accordance with GAAP without giving effect to the foregoing treatment of Capital Leases.

Section 1.05.        Effectuation of Transactions.  Each of the representations and warranties contained in this Agreement (and all corresponding definitions) is made after giving effect to the Transactions, unless the context otherwise requires.

Section 1.06.       Timing of Payment or Performance.  When payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

Section 1.07.        Times of Day.  Unless otherwise specified herein, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable).

Section 1.08.        Currency Equivalents Generally.

(a)          For purposes of any determination under Article 1, Article 5, Article 6 (other than Section 6.15(a) or (b) and the calculation of compliance with any financial ratio for purposes of taking any action hereunder) or Article 7 with respect to the amount of any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition, Affiliate transaction or other transaction, event or circumstance, or any determination under any other provision of this Agreement, (any of the foregoing, a “specified transaction”), in a currency other than Dollars, (i) the Dollar equivalent amount of a specified transaction in a currency other than Dollars shall be calculated based on the rate of exchange quoted by the Bloomberg Foreign Exchange Rates & World Currencies Page (or any successor page thereto, or in the event such rate does not appear on any Bloomberg Page, by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower) for such foreign currency, as in effect at 11:00 a.m. (London time) on the date of such specified transaction (which, in the case of any Restricted Payment, shall be deemed to be the date of the declaration thereof and, in the case of the incurrence of Indebtedness, shall be deemed to be on the date first committed); provided, that if any Indebtedness is incurred (and, if applicable, associated Lien granted) to refinance or replace other Indebtedness denominated in a currency other than Dollars, and the relevant refinancing or replacement would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing or replacement, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing or replacement Indebtedness (and, if applicable, associated Lien granted) does not exceed an amount sufficient to repay the principal amount of such Indebtedness being refinanced or replaced, except by an amount equal to (x) unpaid accrued interest and premiums (including tender premiums) thereon plus other reasonable and customary fees and expenses (including upfront fees and original issue discount) incurred in connection with such refinancing or replacement, (y) any existing commitments unutilized thereunder and (z) additional amounts permitted to be incurred under Section 6.01 and (ii) for the avoidance of doubt, no Default or Event of Default shall be deemed to have occurred solely as a result of a change in the rate of currency exchange occurring after the time of any specified transaction so long as such specified transaction was permitted at the time incurred, made, acquired, committed, entered or declared as set forth in clause (i).  For purposes of Section 6.15(a) or (b) and the calculation of compliance with any financial ratio for purposes of taking any action hereunder, on any relevant date of determination, amounts denominated in currencies other than Dollars shall be translated into Dollars at the applicable currency exchange rate used in preparing the financial statements delivered pursuant to Sections 5.01(a) or (b) (or, prior to the first such delivery, the financial statements referred to in Section 3.04), as applicable, for the relevant Test Period and will, with respect to any Indebtedness, reflect the currency translation effects, determined in accordance with GAAP, of any Hedge Agreement permitted hereunder in respect of currency exchange risks with respect to the applicable currency in effect on the date of determination for the Dollar equivalent amount of such Indebtedness; provided that the amount of any Indebtedness that is subject to a Debt FX Hedge shall be determined in accordance with the definition of “Consolidated Total Debt”.  Notwithstanding the foregoing or anything to the contrary herein, to the extent that the Borrower would not be in compliance with Section 6.15(a) or (b) if any Indebtedness denominated in a currency other than Dollars were to be translated into Dollars on the basis of the applicable currency exchange rate used in preparing the financial statements delivered pursuant to Section 5.01(a) or (b), as applicable, for the relevant Test Period, but would be in compliance with Section 6.15(a) or (b) if such Indebtedness that is denominated in a currency other than in Dollars were instead translated into Dollars on the basis of the average relevant currency exchange rates over such Test Period (taking into account the currency translation effects, determined in accordance with GAAP, of any Hedge Agreement permitted hereunder in respect of currency exchange risks with respect to the applicable currency in effect on the date of determination for the Dollar equivalent amount of such Indebtedness), then, solely for purposes of compliance with Section 6.15(b), the ~~Secured~~First Lien Net Leverage Ratio as of the last day of such Test Period shall be calculated on the basis of such average relevant currency exchange rates; provided that the amount of any Indebtedness that is subject to a Debt FX Hedge shall be determined in accordance with the definition of “Consolidated Total Debt”.

(b)         Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify with the Borrower’s consent to appropriately reflect a change in currency of any country and any relevant market convention or practice relating to such change in currency.

Section 1.09.      Cashless Rollovers.  Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, to the extent that any Lender extends the maturity date of, or replaces, renews or refinances, any of its then-existing Loans with Incremental Loans, Loans in connection with any Extended Term Loans, Extended Revolving Loans or loans incurred under a new credit facility, in each case, to the extent such extension, replacement, renewal or refinancing is effected by means of a “cashless roll” by such Lender, such extension, replacement, renewal or refinancing shall be deemed to comply with any requirement hereunder or any other Loan Document that such payment be made “in Dollars”, “in immediately available funds”, “in Cash” or any other similar requirement.

Section 1.10.        [Reserved].

Section 1.11.        Certain Calculations and Tests.

(a)         Notwithstanding anything to the contrary herein, to the extent that the terms of this Agreement require (i) compliance with any financial ratio or test (including, without limitation, Section 6.15(a) or (b) hereof, any Secured Net Leverage Ratio test, and/or any Total Net Leverage Ratio test) and/or any cap expressed as a percentage of Consolidated Adjusted EBITDA or Consolidated Total Assets, (ii) the absence of a Default or Event of Default (or any type of Default or Event of Default), (iii) the making or accuracy of any representation and/or warranty or (iv) compliance with availability under any basket or cap (including any basket expressed as a percentage of Consolidated Adjusted EBITDA or Consolidated Total Assets), in each case, a condition to the consummation of any transaction in connection with any acquisition or similar Investment (including with respect to any Indebtedness contemplated, assumed or incurred in connection therewith), the determination of whether the relevant condition is satisfied may be made, at the election of the Borrower, at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) either (x) the execution of the definitive agreement with respect to such acquisition or Investment, (y) in connection with an acquisition or similar Investment to which the United Kingdom City Code or Takeover and Mergers (or any comparable Requirement of Law) applies, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of the target of an acquisition (or equivalent notice under comparable Requirements of Law) or (z) the consummation of such acquisition or Investment, in each case, after giving effect, on a Pro Forma Basis, to the relevant acquisition or Investment (including with respect to any Indebtedness contemplated, assumed or incurred in connection therewith); provided that (A) in the event that such acquisition or Investment shall not have been consummated on or prior to the date that is 270 days following the execution of the definitive acquisition agreement governing such acquisition or Investment, the determination of whether the matters specified in the preceding clauses (i) through (iv) have been satisfied shall be made on the date of the consummation of such acquisition or Investment, and (B) no Event of Default under Sections 7.01(a), 7.01(f) or 7.01(g) shall have occurred and be continuing on the date of the consummation of such acquisition or Investment.

(b)         For purposes of determining the permissibility of any action, change, transaction or event that requires a calculation of any financial ratio or test (including, without limitation, Section 6.15(a) or (b) hereof, any Secured Net Leverage Ratio test, any Total Net Leverage Ratio test and/or the amount of Consolidated Adjusted EBITDA or Consolidated Total Assets), such financial ratio or test shall be calculated at the time such action is taken (subject to clause (a) above), such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test or amount occurring after such calculation, or after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be.

(c)         Notwithstanding anything to the contrary herein, with respect to any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, Section 6.15(b) hereof, any Secured Net Leverage Ratio test and/or any Total Net Leverage Ratio test) (any such amount, a “Fixed Amount”) substantially concurrently with any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio or test (including, without limitation, Section 6.15(b), any Secured Net Leverage Ratio test and/or any Total Net Leverage Ratio test) (any such amount, an “Incurrence-Based Amount”), it is understood and agreed that (i) any Fixed Amount shall be disregarded in the calculation of the financial ratio or test applicable to the relevant Incurrence-Based Amount, (ii) except as provided in clause (i), pro forma effect shall be given to the entire transaction and (iii) for the avoidance of doubt, all Indebtedness substantially concurrently incurred will be included for purposes of calculating compliance with Sections 6.04(a)(xi), 6.04(a)(xii), 6.04(a)(xiii), 6.04(b)(vii), 6.06(bb) and clause (a)(ii) of the Available Amount (in each case, giving pro forma effect to the intended use of proceeds thereof).  The Borrower may elect that any amount incurred or transaction entered into (or consummated) in reliance on one or more of any Incurrence-Based Amount or any Fixed Amount in its sole discretion; provided, that unless the Borrower elects otherwise and except as set forth in the definition of “Incremental Cap”, each such amount or transaction shall be deemed incurred, entered into or consummated first under any Incurrence-Based Amount to the maximum extent permitted thereunder.

(d)         The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Borrower dated such date prepared in accordance with GAAP.

(e)          The increase in any amount secured by any Lien by virtue of the accrual of interest, the accretion of accreted value, the payment of interest or a dividend in the form of additional Indebtedness, amortization of original issue discount and/or any increase in the amount of Indebtedness outstanding solely as a result of any fluctuation in the exchange rate of any applicable currency will not be deemed to be the granting of a Lien for purposes of Section 6.02.

(f)          With respect to any pro forma calculation that is required to be made in connection with any acquisition or similar Investment in respect of which financial statements for the applicable target are not available for the same Test Period for which financial statements of the Borrower are available, the Borrower shall make the relevant calculation on the basis of the relevant available financial statements (even if for differing periods) or such other commercially reasonable basis as the Borrower may elect.

(g)          Any determination of the Weighted Average Life to Maturity of any Indebtedness shall be made by the Borrower in good faith at the time of the incurrence of such Indebtedness.

Section 1.12.        Benchmark Replacement Setting.

(a)        Benchmark Replacement.  Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (i) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (ii) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(b)         Benchmark Replacement Conforming Changes.  Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right (in consultation with the Borrower) to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c)          Notices; Standards for Decisions and Determinations.  The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period.  Any determination, decision or election that may be made by the Administrative Agent and/or the Borrower or, if applicable, any Lender (or group of Lenders) pursuant to this Section 1.12, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 1.12.

(d)        Unavailability of Tenor of Benchmark.  Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e)         Benchmark Unavailability Period.  Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a SOFR Benchmark Borrowing of, conversion to or continuation of SOFR Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a SOFR Benchmark Borrowing into a request for a Borrowing of or conversion to an ABR Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event.  During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.  Furthermore, if any SOFR Benchmark Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a relevant rate applicable to such SOFR Benchmark Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 1.12, any SOFR Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, an ABR Loan.

Section 1.13.        [Reserved].

Section 1.14.        Certain Determinations.

(a)         Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, if, after delivery of any Compliance Certificate pursuant to Section 5.01(c), it is subsequently determined that the Secured Net Leverage Ratio set forth in such Compliance Certificate is inaccurate for any reason and the result of such inaccuracy is that the Lenders received any amount of interest or any fee for any relevant period based on an Applicable Rate or Commitment Fee Rate or payment of principal based on the Required Excess Cash Flow Percentage that is greater than or less than the amount that would have applied if the Secured Net Leverage Ratio set forth in such Compliance Certificate had been accurately reported, then, for all purposes under this Agreement, (i) in the case of the Applicable Rate and the Commitment Fee Rate, the Applicable Rate and the Commitment Fee Rate for each day during the relevant period shall be revised to be based upon the accurately determined Secured Net Leverage Ratio and, in such event, any shortfall in the amount of any applicable interest payment shall be due and payable within five Business Days following the date on which the Borrower becomes aware of the relevant inaccuracy and (ii) in the case of the Required Excess Cash Flow Percentage, any shortfall in the amount of any applicable principal payment shall be due and payable within five Business Days following the date on which the Borrower becomes aware of the relevant inaccuracy.  In the event that (A) any inaccuracy in the calculation of the Secured Net Leverage Ratio resulted in a shortfall in the amount of any required interest or principal payment and (B) such inaccuracy resulted from a good faith mistake on the part of the Borrower in the preparation of such calculation, no Default or Event of Default shall arise under this Agreement with respect thereto unless the relevant amount has not been paid within the period described in the preceding sentence.

(b)        (i) With respect to determination of the permissibility of any transaction by Holdings, the Borrower and/or any subsidiary under this Agreement, the delivery by the Borrower of a third party valuation report from (1) a nationally recognized accounting, appraisal, investment banking or consulting firm or (2) another firm that is reasonably acceptable to the Administrative Agent and the Lender Representative, in each case, shall be conclusive with respect to the value of the assets covered thereby and (ii) any determination of whether an action is taken “in the ordinary course of business” or “in a manner consistent with past practice” (or, in either case, any similar expression) shall be made by the Borrower in good faith.

(c)          It is understood and agreed for the avoidance of doubt that the carve-outs from the provisions of Article 6 may include items or activities that are not restricted by the relevant provision.

Section 1.15.        Conflicts.  Notwithstanding anything to the contrary contained herein or in any other Loan Document, in the event of any conflict or inconsistency between any term or provision of this Agreement (excluding the Exhibits hereto) and any term or provision of any Exhibit to this Agreement, the term or provision of this Agreement shall govern, and the Borrower shall be entitled to make such revisions to the relevant term or provision of the applicable Exhibit to ensure that such term or provision is consistent with the corresponding term or provision of this Agreement.

Section 1.16.        Confidentiality; Privilege.  Notwithstanding any obligation to provide information under any Loan Document or allow the Administrative Agent, the Lenders or any third party to access or inspect the books and records of Holdings or its subsidiaries or otherwise as set forth in this Agreement, neither Holdings nor any of its subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (a) that constitutes a non-financial trade secret or non-financial proprietary information, (b) in respect of which disclosure to Administrative Agent or any Lender (or any of their respective representatives, agents or contractors) would result in a breach of any confidentiality obligation, fiduciary duty or Requirement of Law and/or (c) that is subject to attorney client or similar privilege or constitutes attorney work product (provided, that such confidentiality obligations were not entered into in contemplation of the requirements of this Section 1.16); provided, that in the event that such information has not been provided in reliance on clause (b) and/or (c) above, notice that information is being withheld must be provided to the Administrative Agent.

ARTICLE 2

THE CREDITS

Section 2.01.        Commitments.

(a)          Subject to the terms and conditions set forth herein, (i) each Initial Term Lender severally, and not jointly, agrees to make Initial Term Loans to the Borrower on the Closing Date in Dollars in a principal amount not to exceed its Initial Term Loan Commitment and (ii) each Revolving Lender severally, and not jointly, agrees to make Initial Revolving Loans to the Borrower in Dollars at any time and from time to time after the Closing Date, and until the earlier of the Initial Revolving Credit Maturity Date and the termination of the Initial Revolving Credit Commitment of such Initial Revolving Lender in accordance with the terms hereof; provided that, after giving effect to any Borrowing of Initial Revolving Loans, the Outstanding Amount of such Initial Revolving Lender’s Initial Revolving Credit Exposure shall not exceed such Initial Revolving Lender’s Initial Revolving Credit Commitment.  Within the foregoing limits and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Revolving Loans.  Amounts paid or prepaid in respect of the Initial Term Loans may not be reborrowed.

On the Second Amendment Effective Date, an aggregate principal amount of $100,000,000 of Term Loans (the “Specified Existing Term Loans”) held by Crossholder Lenders shall be purchased by Parent, which Specified Term Loans shall be (A) immediately contributed by Parent to Intermediate Parent, (B) immediately thereafter contributed by Intermediate Parent to Holdings, and (C) immediately thereafter contributed by Holdings to the Borrower, and immediately thereafter the Specified Existing Term Loans shall be automatically and immediately cancelled (without the need for any action by any Person) pursuant to the Crossholder Lender Term Loan Exchange and Cancellation.

After the Second Amendment Effective Date, it is anticipated that an additional aggregate principal amount not exceeding $650,000 of Term Loans (the “Subsequent Specified Existing Term Loans”) held by the Specified Crossholder Lenders may be purchased by Parent, and upon such purchase the Subsequent Specified Existing Term Loans will be (A) immediately contributed by Parent to Intermediate Parent, (B) immediately thereafter contributed by Intermediate Parent to Holdings, and (C) immediately thereafter contributed by Holdings to the Borrower, and immediately thereafter the Subsequent Specified Existing Term Loans shall be automatically and immediately cancelled (without the need for any action by any Person) (the foregoing transactions with respect to the Subsequent Specified Existing Term Loans, the “Subsequent Crossholder Lender Term Loan Exchange and Cancellation”).

(b)          Subject to the terms and conditions of this Agreement and any Incremental Facility Amendment, each Lender with an Incremental Commitment of a given Class, severally and not jointly, agrees to make Incremental Loans of such Class to the Borrower, which Loans shall not exceed for any such Lender at the time of any incurrence thereof the Incremental Commitment of such Class of such Lender as set forth in the applicable Incremental Facility Amendment.

Section 2.02.          Loans and Borrowings.

(a)          Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class.  Each Swingline Loan shall be made in accordance with the terms and procedures set forth in Section 2.04.

(b)          Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans or SOFR Benchmark Loans as the Borrower may request in accordance herewith; provided that each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any SOFR Benchmark Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (i) any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement, (ii) such SOFR Benchmark Loan shall be deemed to have been made and held by such Lender, and the obligation of the Borrower to repay such SOFR Benchmark Loan shall nevertheless be to such Lender for the account of such domestic or foreign branch or Affiliate of such Lender and (iii) in exercising such option, such Lender shall use reasonable efforts to minimize increased costs to the Borrower resulting therefrom (which obligation of such Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it otherwise determines would be disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.15 shall apply); provided, further, that no such domestic or foreign branch or Affiliate of such Lender shall be entitled to any greater indemnification under Section 2.17 in respect of any U.S. federal withholding tax with respect to such SOFR Benchmark Loan than that to which the applicable Lender was entitled on the date on which such Loan was made (except in connection with any indemnification entitlement arising as a result of any Change in Law after the date on which such Loan was made).

(c)          At the commencement of each Interest Period for any SOFR Benchmark Borrowing, such SOFR Benchmark Borrowing shall comprise an aggregate principal amount that is an integral multiple of $50,000 and not less than $250,000.  Each ABR Borrowing when made shall be in a minimum principal amount of $50,000 and in an integral multiple of $50,000; provided that an ABR Revolving Loan Borrowing may be made in a lesser aggregate amount that is (x) equal to the entire aggregate unused Revolving Credit Commitments or (y) required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e).  Borrowings of more than one Type and Class may be outstanding at the same time; provided, that there shall not at any time be more than a total of 15 different Interest Periods in effect for SOFR Benchmark Borrowings at any time outstanding (or such greater number of different Interest Periods as the Administrative Agent may agree from time to time).

(d)          Notwithstanding any other provision of this Agreement, the Borrower shall not, nor shall it be entitled to, request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable to the relevant Loans.

Section 2.03.        Requests for Borrowings.  Each Term Loan Borrowing, each Revolving Loan Borrowing, each conversion of Term Loans or Revolving Loans from one Type to the other, and each continuation of SOFR Benchmark Loans shall be made upon irrevocable notice by the Borrower to the Administrative Agent (provided that notices in respect of Term Loan Borrowings and/or the Revolving Loan Borrowing to be made in connection with any acquisition, investment or irrevocable repayment or redemption of Indebtedness may be conditioned on the closing of such Permitted Acquisition, permitted Investment or permitted irrevocable repayment or redemption of Indebtedness).  Each such notice must be in the form of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of the Borrower and must be received by the Administrative Agent (by hand delivery, fax or other electronic transmission (including “.pdf” or “.tif”)) not later than (a) in the case of any Term Loan Borrowing, 1:00 p.m. three Business Days prior to the requested day of any Borrowing of, conversion to or continuation of SOFR Benchmark Loans or any Borrowing of or conversion to ABR Loans (or one Business Day in the case of any Borrowing of SOFR Benchmark Loans to be made on the Closing Date) (or such later time as is reasonably acceptable to the Administrative Agent) and (b) in the case of any Revolving Loan, (i) 1:00 p.m. three Business Days prior to the requested day of any Borrowing of, conversion to or continuation of SOFR Benchmark Loans (or one Business Day in the case of any Borrowing of SOFR Benchmark Loans to be made on the Closing Date) and (ii) 9:00 a.m. three Business Days prior to the requested day of any Borrowing of or conversion to ABR Loans (other than Swingline Loans) (or, in each case, such later time as is reasonably acceptable to the Administrative Agent); provided, however, that if the Borrower wishes to request SOFR Benchmark Loans having an Interest Period of other than one, three or six months in duration as provided in the definition of “Interest Period,” (A) the applicable notice from the Borrower must be received by the Administrative Agent not later than 1:00 p.m. five Business Days prior to the requested date of the relevant Borrowing (or such later time as is reasonably acceptable to the Administrative Agent), conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the appropriate Lenders of such request and determine whether the requested Interest Period is available to them and (B) not later than 12:00 p.m. three Business Days before the requested date of the relevant Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower whether or not the requested Interest Period is available to the appropriate Lenders.

          If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing.  If no Interest Period is specified with respect to any requested SOFR Benchmark Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.  The Administrative Agent shall advise each Lender of the details and amount of any Loan to be made as part of the relevant requested Borrowing (x) in the case of any ABR Borrowing, on the same Business Day of receipt of a Borrowing Request in accordance with this Section or (y) in the case of any SOFR Benchmark Borrowing, no later than one Business Day following receipt of a Borrowing Request in accordance with this Section.

Section 2.04.        Swingline Loans.

(a)         Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time after the Closing Date and until the Latest Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not to exceed $10,000,000; provided that (x) the Swingline Lender shall not be required to make any Swingline Loan to refinance any outstanding Swingline Loan and (y) after giving effect to any Swingline Loan, the aggregate Outstanding Amount of all Revolving Loans, Swingline Loans and LC Exposure shall not exceed the Total Revolving Credit Commitment.  Each Swingline Loan shall be in a minimum principal amount of not less than $100,000 or such lesser amount as may be agreed by the Swingline Lender; provided that, notwithstanding the foregoing, any Swingline Loan may be in an aggregate amount that is (x) equal to the entire unused balance of the aggregate unused Revolving Credit Commitments or (y) required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e).  Within the foregoing limits and subject to the terms and conditions set forth herein, Swingline Loans may be borrowed, prepaid and reborrowed.  To request a Swingline Loan, the Borrower shall notify the Swingline Lender (with a copy to the Administrative Agent) of such request by delivery of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of the Borrower, not later than 1:00 p.m. on the day of a proposed Swingline Loan.  The Swingline Lender shall make each Swingline Loan available to the Borrower on the same Business Day by means of a credit to the account designated in the related Borrowing Request or otherwise in accordance with the instructions of the Borrower (including, in the case of a Swingline Loan made to finance the reimbursement of any LC Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank).

(b)          The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 p.m. on any Business Day require the Revolving Lenders to purchase participations on the second Business Day following receipt of such notice in all or a portion of the Swingline Loans outstanding.  Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate.  Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans.  Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans.  Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or any reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each Revolving Lender shall comply with its obligation under this paragraph by effecting a wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Revolving Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this Section 2.04(b)), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Revolving Lenders.  The Administrative Agent shall notify the Borrower of any participation in any Swingline Loan acquired pursuant to this Section 2.04(b), and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender.  Any amounts received by the Swingline Lender from the Borrower in respect of any Swingline Loan after receipt by the Swingline Lender of the proceeds of any sale of participations therein shall be promptly remitted by the Swingline Lender to the Administrative Agent, and any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that have made their payments pursuant to this Section 2.04(b) and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or the Administrative Agent, as the case may be, and thereafter to the Borrower, if and to the extent such payment is required to be refunded to the Borrower for any reason.  The purchase of participations in a Swingline Loan pursuant to this Section 2.04(b) shall not relieve the Borrower of any default in the payment thereof.

(c)          If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04 by the time specified in Section 2.04(b), the Swingline Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the Federal Funds Effective Rate from time to time in effect and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.  A certificate of the Swingline Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (c) shall be conclusive absent manifest error.

(d)          Notwithstanding anything to the contrary contained herein, Barclays may, upon ten days’ prior written notice to the Borrower and the Lenders, resign as Swingline Lender, which resignation shall be effective as of the date referenced in such notice (but in no event less than ten days after the delivery of such written notice).  In the event of any such resignation, the Borrower shall be entitled to appoint any Revolving Lender that is willing to accept such appointment as successor Swingline Lender hereunder.  Upon the acceptance of any such appointment, the successor Swingline Lender shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Swingline Lender, and the retiring Swingline Lender, as applicable, shall be discharged from its duties and obligations in such capacity hereunder.  In the event that the successor Swingline Lender resigns, the Borrower shall promptly repay all outstanding Swingline Loans on the effective date of such resignation (which repayment may be effectuated with the proceeds of a Borrowing).

Section 2.05.        Letters of Credit.

(a)          General.

(i)          Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in each case in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.05, (A) from time to time on any Business Day during the period from the Closing Date to the fifth Business Day prior to the Latest Revolving Credit Maturity Date, upon the request of the Borrower, to issue Letters of Credit issued on sight basis only for the account of the Borrower and/or any of its Subsidiaries (provided that the Borrower will be the applicant) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.05(b), and (B) to honor drafts under the Letters of Credit, and (ii) the Revolving Lenders severally agree to participate in the Letters of Credit issued pursuant to Section 2.05(d).

(ii)          No Issuing Bank shall be under any obligation to issue any Letter of Credit if:

(A)          any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Requirement of Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such Issuing Bank in good faith deems material to it;

(B)          the issuance of such Letter of Credit would not violate one or more policies of such Issuing Bank applicable generally to all letters of credit issued by it;

(C)          except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is in an initial stated amount less than $10,000;

(D)         such Letter of Credit is to be denominated in a currency other than Dollars; and

(E)         such Letter of Credit contains any provision for automatic reinstatement of the stated amount after any drawing thereunder.

(iii)        No Issuing Bank shall be under any obligation to amend or extend any Letter of Credit if (A) such Issuing Bank would have no obligation at such time to issue the Letter of Credit in its amended form in accordance with the terms hereof or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment thereto.

(b)         Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions.  To request the issuance of any Letter of Credit, the Borrower shall deliver to the applicable Issuing Bank and the Administrative Agent, at least three Business Days in advance of the requested date of issuance (or such shorter period as is acceptable to the applicable Issuing Bank or, in the case of any issuance to be made on the Closing Date, one Business Day prior to the Closing Date), a Letter of Credit Request.  To request an amendment, extension or renewal of an outstanding Letter of Credit, (other than any automatic extension of a Letter of Credit permitted under Section 2.05(c)) the Borrower shall submit a Letter of Credit Request to the applicable Issuing Bank selected by the Borrower (with a copy to the Administrative Agent) at least three Business Days in advance of the requested date of amendment, extension or renewal (or such shorter period as is acceptable to the applicable Issuing Bank), identifying the Letter of Credit to be amended, extended or renewed, and specifying the proposed date (which shall be a Business Day) and other details of the amendment, extension or renewal.  If requested by the applicable Issuing Bank in connection with any request for any Letter of Credit, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form.  In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.  No Letter of Credit, letter of credit application or other document entered into by the Borrower with any Issuing Bank relating to any Letter of Credit shall contain any representation or warranty, covenant or event of default not set forth in this Agreement (and to the extent inconsistent herewith shall be rendered null and void (or reformed automatically without further action by any Person to conform to the terms of this Agreement), and all representations and warranties, covenants and events of default set forth therein shall contain standards, qualifications, thresholds and exceptions for materiality or otherwise consistent with those set forth in this Agreement (and, to the extent inconsistent herewith, shall be deemed to automatically incorporate the applicable standards, qualifications, thresholds and exceptions set forth herein without action by any Person).  No Letter of Credit may be issued, amended, extended or renewed unless (and on the issuance, amendment, extension or renewal of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, or renewal (i) the LC Exposure does not exceed the Letter of Credit Sublimit and (ii) (A) the aggregate amount of the Initial Revolving Credit Exposure shall not exceed the aggregate amount of the Initial Revolving Credit Commitments then in effect, (B) the aggregate amount of the Incremental Revolving Credit Exposure attributable to any Class of Incremental Revolving Credit Commitments does not exceed the aggregate amount of the Incremental Revolving Credit Commitments of such Class then in effect and (C) if such Letter of Credit has a term that extends beyond the Maturity Date applicable to the Revolving Credit Commitments of any Class, the aggregate amount of the LC Exposure attributable to Letters of Credit expiring after such Maturity Date does not exceed the aggregate amount of the Revolving Credit Commitments then in effect that are scheduled to remain in effect after such Maturity Date and (iii) with respect to any Letter of Credit to be issued by Barclays, any such Letter of Credit is a Standby Letter of Credit.

(c)          Expiration Date.

(i)          No Standby Letter of Credit shall expire later than the earlier of (A) the date that is one year after the date of the issuance of such Standby Letter of Credit and (B) the date that is five Business Days prior to the Latest Revolving Credit Maturity Date; provided that, any Standby Letter of Credit may provide for the automatic extension thereof for any number of additional periods of up to one year in duration (which additional periods shall not extend beyond the date referred to in the preceding clause (B) unless 100% of the then-available face amount thereof is Cash collateralized or backstopped on or before the date that such Letter of Credit is extended beyond the date referred to in clause (B) above pursuant to arrangements reasonably satisfactory to the relevant Issuing Bank).

(ii)          No Commercial Letter of Credit shall expire later than the earlier to occur of (A) 180 days after the issuance thereof and (B) the date that is five Business Days prior to the Latest Revolving Credit Maturity Date.

(d)          Participations.  By the issuance of any Letter of Credit (or an amendment to any Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, the applicable Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Revolving Credit Percentage of the aggregate amount available to be drawn under such Letter of Credit.  In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason.  Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e)          Reimbursement.

(i)          If the applicable Issuing Bank makes any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent (or, in the case of Commercial Letters of Credit, the applicable Issuing Bank) an amount equal to such LC Disbursement not later than (A) if the Borrower receives notice of such LC Disbursement under paragraph (g) of this Section before 1:00 p.m. on any Business Day, 2:00 p.m. on the Business Day immediately following the date on which the Borrower receives notice of such LC Disbursement or (B) if the Borrower receives notice of such LC Disbursement under paragraph (g) of this Section after 1:00 p.m. on any Business Day, not later than 2:00 p.m. two Business Days after the date on which the Borrower receives notice of such LC Disbursement; provided that the Borrower may, without satisfying the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Loan Borrowing (any such Revolving Loan Borrowing, a “Letter of Credit Reimbursement Loan”) in an equivalent amount and, to the extent so financed, the obligation of the Borrower to make such payment shall be discharged and replaced by the resulting ABR Revolving Loan Borrowing (it being understood and agreed that the Borrower may also request a Swingline Loan to reimburse such LC Disbursement in accordance with Section 2.04, subject, in the case of any such Swingline Loan, to the satisfaction of the applicable conditions set forth in Section 4.02).  If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Applicable Revolving Credit Percentage thereof.  Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Revolving Credit Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders.  Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear.

(ii)          If any Revolving Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Bank any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.05(d) by the time specified therein, such Issuing Bank shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Issuing Bank at a rate per annum equal to the greater of the Federal Funds Effective Rate from time to time in effect and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.  A certificate of the applicable Issuing Bank submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (ii) shall be conclusive absent manifest error.

(f)          Obligations Absolute.  The obligation of the Borrower to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute and unconditional and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Bank under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the obligations of the Borrower hereunder.  Neither the Administrative Agent, the Revolving Lenders nor any Issuing Bank, nor any of their respective Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse such Issuing Bank from liability to the Borrower to the extent of any direct damages suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.  The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of applicable Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination.  In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of any Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g)         Disbursement Procedures.  The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.  Such Issuing Bank shall promptly notify the Administrative Agent and the Borrower by electronic means upon any LC Disbursement thereunder; provided that no failure to give or delay in giving such notice shall relieve the Borrower of its obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

(h)         Interim Interest.  If any Issuing Bank makes any LC Disbursement, unless the Borrower reimburses such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement (or the date on which such LC Disbursement is reimbursed with the proceeds of Loans, as applicable), at the rate per annum then applicable to Initial Revolving Loans that are ABR Loans (or, to the extent of the participation in such LC Disbursement by any Revolving Lender of another Class, the rate per annum then applicable to the Revolving Loans of such other Class); provided that if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply.  Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment and shall be payable on the date on which the Borrower is required to reimburse the applicable LC Disbursement in full (and, thereafter, on demand).

(i)          Replacement or Resignation of an Issuing Bank or Designation of New Issuing Banks.

(i)          Any Issuing Bank may be replaced with the consent of the Administrative Agent (not to be unreasonably withheld or delayed) at any time by written agreement among the Borrower, the Administrative Agent and the successor Issuing Bank.  The Administrative Agent shall notify the Revolving Lenders of any such replacement of an Issuing Bank.  At the time any such replacement becomes effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b)(ii).  From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require.  After the replacement of any Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.  The Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and the relevant Revolving Lender, designate one or more additional Revolving Lenders to act as an issuing bank under the terms of this Agreement.  Any Revolving Lender designated as an issuing bank pursuant to this paragraph (i) who agrees in writing to such designation shall be deemed to be an “Issuing Bank” (in addition to being a Revolving Lender) in respect of Letters of Credit issued or to be issued by such Revolving Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Bank and such Revolving Lender.

(ii)          Notwithstanding anything to the contrary contained herein, any Issuing Bank may, upon ten days’ prior written notice to the Borrower, each other Issuing Bank and the Lenders, resign as Issuing Bank, which resignation shall be effective as of the date referenced in such notice (but in no event less than ten days after the delivery of such written notice); it being understood that in the event of any such resignation, any Letter of Credit then outstanding shall remain outstanding (irrespective of whether any amounts have been drawn at such time).  In the event of any such resignation as an Issuing Bank, the Borrower shall be entitled to appoint any Revolving Lender that accepts such appointment in writing as successor Issuing Bank. Upon the acceptance of any appointment as Issuing Bank hereunder, the successor Issuing Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Issuing Bank, and the retiring Issuing Bank shall be discharged from its duties and obligations in such capacity hereunder.

(j)          Cash Collateralization.

(i)          If any Event of Default exists and the Loans have been declared due and payable in accordance with Article 7 hereof, then on the Business Day on which the Borrower receives notice from the Administrative Agent at the direction of the Required Revolving Lenders demanding the deposit of Cash collateral pursuant to this paragraph (i), the Borrower shall deposit, in an interest-bearing account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the “LC Collateral Account”), an amount in Cash equal to 100% of the LC Exposure as of such date (minus the amount then on deposit in the LC Collateral Account); provided that the obligation to deposit such Cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 7.01(f) or (g).

(ii)         Any such deposit under clause (i) above shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations in accordance with the provisions of this paragraph (j).  The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account, and the Borrower hereby grants the Administrative Agent, for the benefit of the Secured Parties, a first priority security interest in the LC Collateral Account.  Interest or profits, if any, on such investments shall accumulate in such account.  Moneys in such account shall be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of the Required Revolving Lenders) be applied to satisfy other Secured Obligations.  If the Borrower is required to provide an amount of Cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (together with all interest and other earnings with respect thereto, to the extent not applied as aforesaid) shall be returned to the Borrower promptly but in no event later than three Business Days after such Event of Default has been cured or waived.

Section 2.06.        [Reserved].

Section 2.07.        Funding of Borrowings.

(a)          Each Lender shall make each Loan to be made by it hereunder not later than  (i) 1:00 p.m., in the case of SOFR Rate Loans, and (ii) 2:00 p.m., in the case of ABR Loans, in each case on the Business Day specified in the applicable Borrowing Request by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s respective Applicable Percentage; provided that Swingline Loans shall be made as provided in Section 2.04.  The Administrative Agent will make such Loans available to the Borrower by wire transfer of the amounts so received on the same Business Day, in like funds, to the account designated in the relevant Borrowing Request or as otherwise directed by the Borrower; provided that ABR Revolving Loans made to finance the reimbursement of any LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

(b)         Unless the Administrative Agent has received written notice from any Lender that such Lender will not make available to the Administrative Agent such Lender’s share of any Borrowing prior to the proposed date of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if any Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to Loans comprising such Borrowing at such time.  If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing, and the obligation of the Borrower to repay the Administrative Agent such corresponding amount pursuant to this Section 2.07(b) shall cease.  If the Borrower pays such amount to the Administrative Agent, the amount so paid shall constitute a repayment of such Borrowing by such amount.  Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower or any other Loan Party may have against any Lender as a result of any default by such Lender hereunder.

Section 2.08.        Type; Interest Elections.

(a)         Each Borrowing shall initially be of the Type specified in the applicable Borrowing Request and, in the case of any Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request.  Thereafter, the Borrower may elect to convert any Borrowing to a Borrowing of a different Type or to continue such Borrowing and, in the case of a Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section.  The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders based upon their Applicable Percentages and the Loans comprising each such portion shall be considered a separate Borrowing.  This Section shall not apply to Swingline Loans, which may not be converted or continued.

(b)          To make an election pursuant to this Section, the Borrower shall deliver an Interest Election Request, appropriately completed and signed by a Responsible Officer of the Borrower of the applicable election to the Administrative Agent.

(c)          If any such Interest Election Request requests a Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d)          Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)          If the Borrower fails to deliver a timely Interest Election Request with respect to a Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, such Borrowing shall be converted at the end of such Interest Period to Benchmark Borrowing with an Interest Period of one month’s duration.  Notwithstanding anything to the contrary herein, if an Event of Default exists and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as such Event of Default exists (i) no outstanding Borrowing may be converted to or continued as a Benchmark Borrowing and (ii) unless repaid, each Benchmark Borrowing shall be converted to an ABR Borrowing at the end of the then-current Interest Period applicable thereto.

Section 2.09.        Termination and Reduction of Commitments.

(a)          Unless previously terminated, (i) the Initial Term Loan Commitments on the Closing Date shall automatically terminate upon the making of the Initial Term Loans on the Closing Date, (ii) the Initial Revolving Credit Commitments shall automatically terminate on the Initial Revolving Credit Maturity Date, (iii) the Additional Term Loan Commitments shall automatically terminate upon the making of the Additional Term Loans of such Class and, if any such Additional Term Loan Commitment is not drawn on the date that such Additional Term Loan Commitment is required to be drawn pursuant to the applicable Incremental Facility Amendment, the undrawn amount thereof shall automatically terminate and (iv) the Additional Revolving Credit Commitments of any Class shall automatically terminate on the Maturity Date specified therefor in the applicable Incremental Facility Amendment.

(b)          Upon delivery of the notice required by Section 2.09(c), the Borrower may at any time terminate or from time to time reduce, the Revolving Credit Commitments of any Class; provided that (i) each reduction of the Revolving Credit Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Credit Commitments of any Class if, after giving effect to any concurrent prepayment of Revolving Loans and Swingline Loans, the aggregate amount of the Revolving Credit Exposure attributable to the Revolving Credit Commitments of such Class would exceed the aggregate amount of the Revolving Credit Commitments of such Class; provided that, after the establishment of any Additional Revolving Credit Commitment, any such termination or reduction of the Revolving Credit Commitments of any Class shall be subject to the provisions set forth in Section 2.22, 2.23 and/or 9.02, as applicable.

(c)          The Borrower shall notify the Administrative Agent of any election to terminate or reduce any Revolving Credit Commitment under paragraph (b) of this Section in writing at least three Business Days prior to the effective date of such termination or reduction (or such later date to which the Administrative Agent may agree), specifying such election and the effective date thereof.  Promptly following receipt of any such notice, the Administrative Agent shall advise the Revolving Lenders of each applicable Class of the contents thereof.  Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that any such notice may state that it is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Any termination or reduction of any Revolving Credit Commitment pursuant to this Section 2.09 shall be permanent.  Upon any reduction of any Revolving Credit Commitment, the Revolving Credit Commitment of each Revolving Lender of the relevant Class shall be reduced by such Revolving Lender’s Applicable Percentage of such reduction amount.

Section 2.10.        Repayment of Loans; Evidence of Debt.

(a)          (i)          The Borrower hereby unconditionally promises to repay the outstanding principal amount of the Initial Term Loans to the Administrative Agent for the account of each Term Lender on the Initial Term Loan Maturity Date, in an amount equal to the remainder of the principal amount of such Initial Term Loans outstanding on such date, together, in each case, with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(ii)          The Borrower shall repay the Additional Term Loans of any Class in such scheduled amortization installments and on such date or dates as shall be specified therefor in the applicable Incremental Facility Agreement or Extension Amendment (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 or repurchases in accordance with Section 9.05(g) or increased as a result of any increase in the amount of such Additional Term Loans of such Class pursuant to Section 2.22(a)).

(b)          (i)          The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Initial Revolving Lender, the then-unpaid principal amount of the Initial Revolving Loans of such Lender on the Initial Revolving Credit Maturity Date, (ii) to the Administrative Agent for the account of each Additional Revolving Lender, the then-unpaid principal amount of each Additional Revolving Loan of such Additional Revolving Lender on the Maturity Date applicable thereto and (iii) to the Swingline Lender, the then unpaid principal amount of each Swingline Loan on the Latest Revolving Credit Maturity Date.

(ii)          On the Maturity Date applicable to the Revolving Credit Commitments of any Class, the Borrower shall (A) cancel and return outstanding Letters of Credit (or alternatively, with respect to each outstanding Letter of Credit, furnish to the Administrative Agent a Cash deposit (or if reasonably satisfactory to the relevant Issuing Bank, a “backstop” letter of credit) equal to 100% of the amount of the LC Exposure (minus any amount then on deposit in any Cash collateral account established for the benefit of the relevant Issuing Bank) as of such date, in each case to the extent necessary so that, after giving effect thereto, the aggregate amount of the Revolving Credit Exposure attributable to the Revolving Credit Commitments of any other Class shall not exceed the Revolving Credit Commitments of such other Class then in effect, (B) prepay Swingline Loans to the extent necessary so that, after giving effect thereto, the aggregate amount of the Revolving Credit Exposure attributable to the Revolving Credit Commitments of any other Class shall not exceed the Revolving Credit Commitments of such other Class then in effect and (C) make payment in full in Cash of all accrued and unpaid fees and all reimbursable expenses and other Obligations with respect to the Revolving Facility of the applicable Class then due, together with accrued and unpaid interest (if any) thereon.

~~(c) If (i) the Initial Term Loans remain outstanding after the fifth anniversary of the Closing Date and (ii) the aggregate amount of the accrued but unpaid interest on the Initial Term Loans (including any amounts treated as interest for federal income tax purposes, such as “original issue discount”) as of any Testing Date (as defined below) occurring after such fifth anniversary exceeds an amount equal to the Maximum Accrual (as defined below), then all such accrued but unpaid interest on the Initial Term Loans (including any amounts treated as interest for federal income tax purposes, such as “original issue discount”) as of such time in excess of an amount equal to the Maximum Accrual shall be paid in cash by the Borrower to the holders of such Initial Term Loans on such Testing Date, it being the intent of the parties hereto that the deductibility of interest under the Initial Term Loans shall not be limited or deferred by reason of Section 163(i) of the Internal Revenue Code of 1986, as amended (the “Code”).  For these purposes, the “Maximum Accrual” is an amount equal to the product of such Initial Term Loans’ issue price (as defined in Sections 1273(b) and 1274(a) of the Code) and their yield to maturity, and a “Testing Date” is any interest payment date and the date on which any “accrual period” (within the meaning of Section 1272(a)(5) of the Code) closes.  Any accrued interest on an Initial Term Loan which for any reason has not theretofore been paid shall be paid when otherwise due or in full on the date on which the final principal payment on such Initial Term Loan is made.~~

(c)          [Reserved].

(d)          Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(e)          The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders or the Issuing Banks and each Lender’s or Issuing Bank’s share thereof.

(f)        The entries made in the accounts maintained pursuant to paragraphs (d) or (e) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein (absent manifest error); provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any manifest error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement; provided, further, that in the event of any inconsistency between the accounts maintained by the Administrative Agent pursuant to paragraph (e) of this Section and any Lender’s records, the accounts of the Administrative Agent shall govern; provided, further, in the event of any inconsistency between the Register and any other accounts maintained by the Administrative Agent pursuant to paragraph (e) of this Section, the Register shall govern.

(g)         Any Lender may request that any Loan made by it be evidenced by a Promissory Note.  In such event, the Borrower shall prepare, execute and deliver a Promissory Note to such Lender payable to such Lender and its registered permitted assigns; it being understood and agreed that such Lender (and/or its applicable permitted assign) shall be required to return such Promissory Note to the Borrower in accordance with Section 9.05(b)(iii) and upon the occurrence of the Termination Date (or as promptly thereafter as practicable).  If any Lender loses the original copy of its Promissory Note, it shall execute an affidavit of loss containing an indemnification provision reasonably satisfactory to the Borrower.

Section 2.11.         Prepayment of Loans.

(a)          Optional Prepayments.

(i)          Upon prior notice in accordance with paragraph (a)(iii) of this Section, the Borrower shall have the right at any time and from time to time to prepay any Borrowing of Term Loans of one or more Classes (such Class or Classes to be selected by the Borrower in its sole discretion) in whole or in part without premium or penalty (but subject in the case of Borrowings of Initial Term Loans only, to Section 2.12(f)).  Each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages of the relevant Class.

(ii)         Upon prior notice in accordance with paragraph (a)(iii) of this Section, the Borrower shall have the right at any time and from time to time to prepay any Borrowing of Revolving Loans of any Class or any Borrowing of Swingline Loans, in whole or in part without premium or penalty; provided that (A) after the establishment of any Class of Additional Revolving Loans, any such prepayment of any Borrowing of Revolving Loans of any Class shall be subject to the provisions set forth in Sections 2.22, 2.23 and/or 9.02, as applicable and (B) no Borrowing of Revolving Loans may be prepaid unless all Swingline Loans then outstanding, if any, are prepaid concurrently therewith.  Each such prepayment shall be paid to the Revolving Lenders in accordance with their respective Applicable Percentages of the relevant Class.

(iii)        The Borrower shall notify the Administrative Agent (and the Swingline Lender as applicable) in writing of any prepayment under this Section 2.11(a) (i) in the case of any prepayment of any Benchmark Borrowing, not later than 1:00 p.m. three Business Days before the date of prepayment (or such shorter notice as the Administrative Agent may reasonably agree), (ii) in the case of any prepayment of an ABR Borrowing, not later than 11:00 a.m. on the day of prepayment or (iii) in the case of any prepayment of a Swingline Loan, not later than 1:00 p.m. on the date of prepayment (or, in each case, such later time as to which the Administrative Agent may reasonably agree).  Each such notice shall be irrevocable (except as set forth in the proviso to this sentence) and shall specify the prepayment date and the principal amount of each Borrowing or portion or each relevant Class to be prepaid; provided that any notice of prepayment delivered by the Borrower may be conditioned upon the effectiveness of other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Promptly following receipt of any such notice relating to any Borrowing, the Administrative Agent shall advise the applicable Lenders of the contents thereof.  Each partial prepayment of any Borrowing shall be in an amount at least equal to the amount that would be permitted in the case of a Borrowing of the same Type and Class as provided in Section 2.02(c), or such lesser amount that is then outstanding with respect to such Borrowing being repaid (and in increments of $100,000 in excess thereof or such lesser incremental amount that is then outstanding with respect to such Borrowing being repaid).  Each prepayment of Term Loans shall be applied to the Class or Classes of Term Loans specified in the applicable prepayment notice, and each prepayment of Term Loans of such Class or Classes made pursuant to this Section 2.11(a) shall be applied against the remaining scheduled installments of principal due in respect of the Term Loans of such Class or Classes in the manner specified by the Borrower or, in the absence of any such specification on or prior to the date of the relevant optional prepayment, in direct order of maturity.

(b)          Mandatory Prepayments.

(i)          No later than the fifth Business Day after the date on which the financial statements with respect to each Fiscal Year of the Borrower are required to be delivered pursuant to Section 5.01(b), commencing with the Fiscal Year ending December 31, 2023, the Borrower shall prepay the outstanding principal amount of Initial Term Loans and any Additional Term Loans then subject to ratable prepayment requirements in accordance with clause (vi) of this Section 2.11(b) below in an aggregate principal amount (the “ECF Prepayment Amount”) equal to (A) the Required Excess Cash Flow Percentage of Excess Cash Flow of the Borrower, its Restricted Subsidiaries and the Consolidated APCs for the Excess Cash Flow Period then ended, minus (B) at the option of the Borrower, (x) the aggregate principal amount of any Term Loans and/or Revolving Loans prepaid pursuant to Section 2.11(a) prior to such date and (y) the amount of any reduction in the outstanding amount of any Term Loans resulting from any assignment made in accordance with Section 9.05(g) of this Agreement (including in connection with any Dutch Auction) prior to the date such payment is due and, in each case under this clause (y), based upon the actual amount of cash paid in connection with the relevant assignment, in each case, excluding any such optional prepayments made during such Fiscal Year that reduced the amount required to be prepaid pursuant to this Section 2.11(b)(i) in the prior Fiscal Year (in the case of any prepayment of Revolving Loans, to the extent accompanied by a permanent reduction in the relevant commitment, and in the case of all such prepayments, to the extent that such prepayments were not financed with the proceeds of other Indebtedness (other than revolving Indebtedness) of the Borrower or its Restricted Subsidiaries); provided that no prepayment under this Section 2.11(b) shall be required unless and to the extent that the amount thereof exceeds $3,000,000.

(ii)          (A) No later than the fifth Business Day following the receipt of Net Proceeds in respect of any Prepayment Asset Sale, the Borrower shall apply an amount equal to 100% of the Net Proceeds to prepay the outstanding principal amount of Initial Term Loans and any Incremental Term Loans then subject to ratable prepayment requirements (the “Subject Loans”) in accordance with clause (vi) below; provided that if prior to the date any such prepayment is required to be made, the Borrower notifies the Administrative Agent of its intention to reinvest the Net Proceeds in Capital Expenditures or long term capital assets useful to the business of the Borrower and/or any subsidiary and/or Affiliated Practice (as determined by the Borrower in good faith), then so long as no Event of Default then exists, the Borrower shall not be required to make a mandatory prepayment under this clause (ii) in respect of the Net Proceeds to the extent the Net Proceeds are so reinvested within 365 days following receipt thereof (or such longer period as the Lender Representative may approve in its sole discretion); it being understood that if the Net Proceeds have not been so reinvested prior to the expiration of the applicable period, the Borrower shall promptly prepay the Subject Loans with the amount of Net Proceeds not so reinvested as set forth above (without regard to the immediately preceding proviso); provided further that the aggregate amount that may be so reinvested from and after the Second Amendment Effective Date shall not exceed $10,000,000 in any Fiscal Year.

~~(ii)~~        (B) No later than the fifth Business Day following the receipt of Net Insurance/Condemnation Proceeds ~~in respect of~~ (any ~~Prepayment Asset Sale or~~such Net Insurance/Condemnation Proceeds ~~in excess of $15,000,000 in the aggregate during the term of this Agreement~~, together with any Net Proceeds referenced in clause (ii)(A) above, “Subject Proceeds”), the Borrower shall apply an amount equal to 100% of the Net ~~Proceeds or Net~~ Insurance/Condemnation Proceeds received with respect thereto ~~in excess of such threshold (collectively, the “~~Subject Proceeds~~”)~~ to prepay the outstanding principal amount of ~~Initial Term Loans and any Incremental Term Loans then subject to ratable prepayment requirements (the “~~Subject Loans~~”)~~  in accordance with clause (vi) below; provided that if prior to the date any such prepayment is required to be made, the Borrower notifies the Administrative Agent of its intention to reinvest the ~~Subject~~Net Insurance/Condemnation Proceeds in the business of the Borrower and/or any subsidiary and/or Affiliated Practice (to the extent such Investment is permitted or not restricted under Section 6.06) (other than in Cash or Cash Equivalents), then so long as no Event of Default then exists, the Borrower shall not be required to make a mandatory prepayment under this clause (ii) in respect of the ~~Subject~~Net Insurance/Condemnation Proceeds to the extent (x) the ~~Subject~~Net Insurance/Condemnation Proceeds are so reinvested within 365 days following receipt thereof, or (y) the Borrower or any of its subsidiaries has committed to so reinvest the ~~Subject~~Net Insurance/Condemnation Proceeds during such 365-day period and the ~~Subject~~Net Insurance/Condemnation Proceeds are so reinvested within 180 days after the expiration of such 365-day period; it being understood that if the ~~Subject~~Net Insurance/Condemnation Proceeds have not been so reinvested prior to the expiration of the applicable period, the Borrower shall promptly prepay the Subject Loans with the amount of ~~Subject~~Net Insurance/Condemnation Proceeds not so reinvested as set forth above (without regard to the immediately preceding proviso).

(iii)         In the event that the Borrower or any of its Restricted Subsidiaries receives Net Proceeds from the issuance or incurrence of Indebtedness by the Borrower or any of its Restricted Subsidiaries (other than Indebtedness that is permitted to be incurred under Section 6.01, the Borrower shall, promptly upon (and in any event not later than two Business Days thereafter) the receipt thereof of such Net Proceeds by the Borrower or its applicable Restricted Subsidiary, apply an amount equal to 100% of such Net Proceeds to prepay the outstanding principal amount of the relevant Class or Classes of Term Loans in accordance with clause (vi) below.

(iv)         Notwithstanding anything in this Section 2.11(b) to the contrary:

(A)        the Borrower shall not be required to prepay any amount that would otherwise be required to be paid pursuant to Sections 2.11(b)(i) or (ii) above to the extent that the relevant Excess Cash Flow is generated by any Foreign Subsidiary, the relevant Prepayment Asset Sale is consummated by any Foreign Subsidiary or the relevant Net Insurance/Condemnation Proceeds are received by any Foreign Subsidiary, as the case may be, for so long as the repatriation to the Borrower of any such amount would be, in the good faith determination of the Borrower, prohibited, restricted or delayed under any Requirement of Law (including for avoidance of doubt, any Requirement of Law relating to financial assistance, corporate benefit, thin capitalization, capital maintenance and similar legal principles, restrictions on “upstreaming” and/or “cross-streaming” of Cash intra-group and Requirements of Law relating to the fiduciary and/or statutory duties of the directors (or equivalent Persons) of the Borrower and/or any of its Restricted Subsidiaries) or would conflict with the fiduciary and/or statutory duties of such Foreign Subsidiary’s directors, or result in, or could reasonably be expected to result in, a material risk of personal or criminal liability for any officer, director, employee, manager, member of management or consultant of such Foreign Subsidiary (it being understood and agreed that (i) solely within 365 days following the end of the applicable Excess Cash Flow Period or the event giving rise to the relevant Subject Proceeds, the Borrower shall take all commercially reasonable actions required by applicable Requirements of Law to permit such repatriation and (ii) if the repatriation of the relevant affected Excess Cash Flow or Subject Proceeds, as the case may be, is permitted under the applicable Requirement of Law and, to the extent applicable, would no longer conflict with the fiduciary duties of such director, or result in, or be reasonably expected to result in, a material risk of personal or criminal liability for the Persons described above, in either case, within 365 days following the end of the applicable Excess Cash Flow Period or the event giving rise to the relevant Subject Proceeds, the relevant Foreign Subsidiary will promptly repatriate the relevant Excess Cash Flow or Subject Proceeds, as the case may be, and the repatriated Excess Cash Flow or Subject Proceeds, as the case may be, will be promptly (and in any event not later than two Business Days after such repatriation) applied (net of additional Taxes payable or reserved against such Excess Cash Flow or such Subject Proceeds as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.11(b) to the extent required herein (without regard to this clause (iv))),

(B)         the Borrower shall not be required to prepay any amount that would otherwise be required to be paid pursuant to Sections 2.11(b)(i) or (ii) to the extent that the relevant Excess Cash Flow is generated by any joint venture or the relevant Subject Proceeds are received by any joint venture, in each case, for so long as the distribution to the Borrower of such Excess Cash Flow or Subject Proceeds would be prohibited under the Organizational Documents governing such joint venture; it being understood that if the relevant prohibition ceases to exist within the 365-day period following the end of the applicable Excess Cash Flow Period or the event giving rise to the relevant Subject Proceeds, the relevant joint venture will promptly distribute the relevant Excess Cash Flow or the relevant Subject Proceeds, as the case may be, and the distributed Excess Cash Flow or Subject Proceeds, as the case may be, will be promptly (and in any event not later than two Business Days after such distribution) applied to the repayment of the Term Loans pursuant to this Section 2.11(b) to the extent required herein (without regard to this clause (iv)), and

(C)        if the Borrower determines in good faith that the repatriation (or other intercompany distribution) to the Borrower, directly or indirectly, from a Foreign Subsidiary as a distribution or dividend of any amounts required to mandatorily prepay the Term Loans pursuant to Sections 2.11(b)(i) or (ii) above would reasonably be expected to result in a material and adverse Tax liability (including any withholding Tax) (such amount, a “Restricted Amount”), the amount that the Borrower shall be required to mandatorily prepay pursuant to Sections 2.11(b)(i) or (ii) above, as applicable, shall be reduced by the Restricted Amount; provided that to the extent that the repatriation (or other intercompany distribution) of the relevant Subject Proceeds or Excess Cash Flow, directly or indirectly, from the relevant Foreign Subsidiary would no longer be reasonably expected to have a material adverse tax consequence within the 365-day period following the event giving rise to the relevant Subject Proceeds or the end of the applicable Excess Cash Flow Period, as the case may be, an amount equal to the Subject Proceeds or Excess Cash Flow, as applicable and to the extent available, not previously applied pursuant to this clause (C), shall be promptly applied to the repayment of the Term Loans pursuant to Section 2.11(b) as otherwise required above;

(v)         Any Term Lender may elect, by notice to the Administrative Agent at or prior to the time and in the manner specified by the Administrative Agent, prior to any prepayment of Term Loans required to be made by the Borrower pursuant to this Section 2.11(b), to decline all (but not a portion) of its Applicable Percentage of such prepayment (such declined amounts, the “Declined Proceeds”); provided that for the avoidance of doubt, no Lender may reject any prepayment made under Section 2.11(b)(iii) above to the extent that such prepayment is made with the Net Proceeds of Incremental Loans incurred to refinance all or a portion of the Term Loans pursuant to Section 2.22.  If any Lender fails to deliver a notice to the Administrative Agent of its election to decline receipt of its Applicable Percentage of any mandatory prepayment within the time frame specified by the Administrative Agent, such failure will be deemed to constitute an acceptance of such Lender’s Applicable Percentage of the total amount of such mandatory prepayment of Term Loans.

(vi)       Except as otherwise contemplated by this Agreement or provided in, or intended with respect to, any Incremental Facility Amendment or any Extension Amendment (provided, that such Incremental Facility Amendment or Extension Amendment may not provide that the applicable Class of Term Loans receive a greater than pro rata portion of mandatory prepayments of Term Loans pursuant to Section 2.11(b) than would otherwise be permitted by this Agreement), in each case effectuated or issued in a manner consistent with this Agreement, each prepayment of Term Loans pursuant to Section 2.11(b) shall be applied ratably to each Class of Term Loans then outstanding which is pari passu with the Initial Term Loans in right of payment and with respect to security (provided that any prepayment of Term Loans with the Net Proceeds of any Incremental Term Facility shall be applied to the applicable Class of Term Loans being refinanced or replaced).  With respect to each relevant Class of Term Loans, all accepted prepayments under this Section 2.11(b) shall be applied as directed by the Borrower, and each such prepayment shall be paid to the Term Lenders in accordance with their respective Applicable Percentage of the applicable Class.  If no Lender exercises the right to waive a prepayment of the Term Loans pursuant to Section 2.11(b)(v), the amount of such mandatory prepayment shall be applied first to the then outstanding Term Loans that are ABR Loans to the full extent thereof and then to the then outstanding Term Loans that are SOFR Benchmark Loans.

(vii)       (A) In the event that the Revolving Credit Exposure of any Class exceeds the amount of the Revolving Credit Commitment of such Class then in effect, the Borrower shall, within five Business Days of receipt of notice from the Administrative Agent, prepay the Revolving Loans or Swingline Loans and/or reduce LC Exposure in an aggregate amount sufficient to reduce such Revolving Credit Exposure as of the date of such payment to an amount not to exceed the Revolving Credit Commitment of such Class then in effect by taking any of the following actions as it shall determine at its sole discretion: (x) prepaying Revolving Loans or Swingline Loans or (y) with respect to any excess LC Exposure, depositing Cash in a Cash collateral account established for the benefit of the relevant Issuing Bank or “backstopping” or replacing the relevant Letters of Credit, in each case, in an amount equal to 100% of such excess LC Exposure (minus any amount then on deposit in any Cash collateral account established for the benefit of the relevant Issuing Bank).

(B)         Each prepayment of any Revolving Loan Borrowing under this Section 2.11(b)(vii) shall be paid to the Revolving Lenders in accordance with their respective Applicable Percentages of the applicable Class.

(viii)      Prepayments made under this Section 2.11(b) shall be (A) accompanied by accrued interest as required by Section 2.13 (which shall be netted in the calculation of the applicable prepayment amount) and (B) in the case of prepayments of Initial Term Loans under clause (iii), subject to Section 2.12(f), but shall otherwise be without premium or penalty.

Section 2.12.        Fees.

(a)          The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender of any Class (other than any Defaulting Lender) a commitment fee, which shall accrue at a rate equal to the Commitment Fee Rate per annum applicable to the Revolving Credit Commitments of such Class on the average daily amount of the unused Revolving Credit Commitment of such Class of such Revolving Lender during the period from and including the Closing Date to the date on which such Lender’s Revolving Credit Commitment of such Class terminates.  Accrued commitment fees shall be payable in arrears on the last Business Day of each Fiscal Quarter (commencing with the first full Fiscal Quarter after the Closing Date) for the quarterly period then ended (or, in the case of the payment made on June 30, 2022, for the period from the Closing Date to such date), and on the date on which the Revolving Credit Commitments of the applicable Class terminate.  For purposes of calculating the commitment fee only, the Revolving Credit Commitment of any Class of any Revolving Lender shall be deemed to be used to the extent of Revolving Loans of such Class of such Revolving Lender and the LC Exposure of such Revolving Lender attributable to its Revolving Credit Commitment of such Class, and no portion of the Revolving Credit Commitment of any Class shall be deemed used as a result of outstanding Swingline Loans.

(b)        The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender of any Class a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Revolving Loans of such Class that are SOFR Benchmark Loans on the daily face amount of such Lender’s LC Exposure attributable to its Revolving Credit Commitment of such Class (excluding any portion thereof that is attributable to unreimbursed LC Disbursements), during the period from and including the Closing Date to the earlier of (A) the later of the date on which such Revolving Lender’s Revolving Credit Commitment of such Class terminates and the date on which such Revolving Lender ceases to have any LC Exposure attributable to its Revolving Credit Commitment of such Class and (B) the Termination Date, and (ii) to each Issuing Bank, for its own account, a fronting fee, in respect of each Letter of Credit issued by such Issuing Bank for the period from the date of issuance of such Letter of Credit to the earlier of (A) the expiration date of such Letter of Credit, (B) the date on which such Letter of Credit terminates or (C) the Termination Date, computed at a rate equal to the rate agreed by such Issuing Bank and the Borrower (but in any event not to exceed 0.125% per annum) of the daily face amount of such Letter of Credit, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.  Participation fees and fronting fees shall accrue to but excluding the last Business Day of each Fiscal Quarter and be payable in arrears for the quarterly period then ended on the last Business Day of each Fiscal Quarter (commencing, if applicable, with the last Business Day of the first full Fiscal Quarter after the Closing Date); provided that all such fees shall be payable on the date on which the Revolving Credit Commitments of the applicable Class terminate, and any such fees accruing after the date on which the Revolving Credit Commitments of the applicable Class terminate shall be payable on demand.  Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 30 days after receipt of a written demand (accompanied by reasonable back-up documentation) therefor.

(c)          [Reserved].

(d)          The Borrower agrees to pay to the Administrative Agent, for its own account, the annual administration fee described in the Fee Letter.

(e)        All fees payable hereunder shall be paid on the dates due, in Dollars and in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to any Issuing Bank).  Fees paid shall not be refundable under any circumstances except as otherwise provided in the Fee Letter.  Fees payable hereunder shall accrue through and including the last day of the month immediately preceding the applicable fee payment date.

(f)          (1) In the event that, prior to the third anniversary of the ~~Closing~~Second Amendment Effective Date, (i) the Borrower prepays any Initial Term Loans pursuant to Section 2.11(a)(i)~~, (ii) the Borrower prepays or refinances any Initial Term Loans pursuant to Section 2.11(b)(iii)~~  (it being understood and agreed for the avoidance of doubt that payments as a result of assignments made to Affiliated Lenders pursuant to Section 9.05(g) shall not be subject to this Section 2.12(f)), (ii) the Borrower prepays or refinances any Initial Term Loans pursuant to Section 2.11(b)(iii) or (iii) the Initial Term Loans are accelerated in accordance with Article 7, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Initial Term Lenders (including any Non-Consenting Lender whose Initial Term Loans are repaid, replaced or assigned pursuant to Section 2.19(b)(iv)) a prepayment premium equal to the amount set forth opposite the relevant period from the Closing Date as indicated below:

Period	Prepayment Premium

Prior to the second anniversary of the ~~Closing~~Second Amendment Effective Date	the Make-Whole Amount

On or after the second anniversary of the ~~Closing~~Second Amendment Effective Date but prior to the third anniversary of the ~~Closing~~Second Amendment Effective Date	3.00% of the outstanding principal amount of the Initial Term Loans being prepaid

On and after the third anniversary of the ~~Closing~~Second Amendment Effective Date~~:~~	0.00% of the outstanding principal amount of the Initial Term Loans being prepaid

(2)          In the event that, prior to the second anniversary of the ~~Closing~~Second Amendment Effective Date, the Borrower prepays in any Fiscal Year any Initial Term Loans pursuant to Section 2.11(b)(ii) in an aggregate amount exceeding $40,000,000 in such Fiscal Year, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Initial Term Lenders a prepayment premium equal to the amount set forth opposite the relevant period from the Closing Date as indicated below:

Period	Prepayment Premium

Prior to the first anniversary of the ~~Closing~~Second Amendment Effective Date	2.00% of the outstanding principal amount of the Initial Term Loans being prepaid

On or after the first anniversary of the Closing Date but prior to the second anniversary of the ~~Closing~~Second Amendment Effective Date	1.00% of the outstanding principal amount of the Initial Term Loans being prepaid

On and after the second anniversary of the ~~Closing~~Second Amendment Effective Date:	0.00% of the outstanding principal amount of the Initial Term Loans being prepaid

                             The foregoing premiums in ~~sub-clauses~~clauses (1) (including the Make-Whole Amount) and (2) of this clause (f) are referred to as the “Prepayment Premium”.  All such amounts shall be due and payable on the date of the relevant prepayment or acceleration pursuant to Sections 2.11(a)(i), 2.11(b)(ii), 2.11(b)(iii) or Article 7, as applicable.  For the avoidance of doubt, no Prepayment Premium shall be payable hereunder in connection with any prepayment or repayment of Initial Term Loans (or any acceleration thereof) on or after the third anniversary of the ~~Closing~~Second Amendment Effective Date (in the case of sub-clause (1) above) or the second anniversary of the ~~Closing~~Second Amendment Effective Date (in the case of sub-clause (2) above).  Without limiting the generality of the foregoing, it is understood and agreed that if the Initial Term Loans are accelerated and become due prior to their maturity date in respect of any Event of Default (including upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), the amount of principal of and premium on the Initial Term Loans that becomes due and payable shall equal 100% of the principal amount of the Initial Term Loans plus the Prepayment Premium in effect on the date of such acceleration and shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s loss as a result thereof.  Any premium payable above shall be presumed to be the liquidated damages sustained by each Lender and the Borrower agrees that it is reasonable under the circumstances currently existing.  THE BORROWER EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION.  The Borrower expressly agrees (to the fullest extent it may lawfully do so) that: (A) the Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Prepayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Lenders and the Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Premium; and (D) the Borrower shall be estopped hereafter from claiming differently than as agreed to in this paragraph.

(g)         Unless otherwise indicated herein, all computations of fees shall be made on the basis of a 360-day year and shall be payable for the actual days elapsed (including the first day but excluding the last day).  Each determination by the Administrative Agent of a fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

Section 2.13.        Interest.

(a)          (i)          The Term Loans~~, Revolving Loans and Swingline Loans~~  comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate plus, solely during the period beginning on the Second Amendment Signing Date and ending on the Second Amendment Rate Enhancement Sunset Date, the Second Amendment PIK Rate.

(ii)         The Revolving Loans and Swingline Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate plus, solely during the period beginning on the Second Amendment Signing Date and ending on the Second Amendment Rate Enhancement Sunset Date, the Second Amendment Additional Revolving Rate.

(b)          (i)          The Term Loans ~~and Revolving Loans~~ comprising each SOFR Benchmark Borrowing shall bear interest at the Adjusted Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate plus, solely during the period beginning on the Second Amendment Signing Date and ending on the Second Amendment Rate Enhancement Sunset Date, the Second Amendment PIK Rate.

(ii)  The Revolving Loans comprising each SOFR Benchmark Borrowing shall bear interest at the Adjusted Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate plus, solely during the period beginning on the Second Amendment Signing Date and ending on the Second Amendment Rate Enhancement Sunset Date, the Second Amendment Additional Revolving Rate.
~~(c) [Reserved].~~
(c)          Interest on each Initial Term Loan that is attributable to the Second Amendment PIK Rate shall be payable on each Interest Payment Date by capitalizing the amount thereof and adding such amount to the outstanding principal amount of such Initial Term Loan as additional principal obligations hereunder on and as of such Interest Payment Date and, on and after such Interest Payment Date, shall automatically constitute a part of the outstanding principal amount of such Initial Term Loan for all purposes hereof (including with respect to the accrual of interest thereon at the rates applicable to such Initial Term Loan under this Agreement).

(d)         Notwithstanding the foregoing but in all cases subject to Section 9.05(f), ~~if any principal of or interest on any Term Loan or Revolving Loan, any LC Disbursement or any fee payable by the Borrower hereunder is not, in each case, paid or reimbursed when due, whether at stated maturity, upon acceleration or otherwise, the relevant overdue amount shall bear interest, to the fullest extent permitted by applicable Requirements of Law, after as well as before judgment, at a rate per annum~~upon the occurrence and during the continuation of any Event of Default under Section 7.01(a) or Section 7.01(f) or (g), the outstanding Obligations shall automatically accrue interest at a fluctuating interest rate per annum at all times during the continuation of such Event of Default equal to (i) in the case of ~~overdue~~ principal or interest of any Term Loan, Revolving Loan or unreimbursed LC Disbursement, 2.00% plus the rate otherwise applicable to such Term Loan, Revolving Loan or LC Disbursement as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to Revolving Loans that are ABR Loans as provided in paragraph (a) of this Section; provided that no amount shall accrue pursuant to this Section 2.13(d) on any overdue amount, reimbursement obligation in respect of any LC Disbursement or other amount payable to a Defaulting Lender so long as such Lender is a Defaulting Lender.

(e)        Accrued interest on each Term Loan, Revolving Loan and Swingline Loan shall be payable in arrears on each Interest Payment Date for such Term Loan, Revolving Loan or Swingline Loan and (i) on the Maturity Date applicable to such Loan, (ii) in the case of a Revolving Loan of any Class, upon termination of the Revolving Credit Commitments of such Class and (iii) in the case of any Swingline Loan, upon termination of all of the Revolving Credit Commitments, as applicable; provided that (A) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (B) in the event of any repayment or prepayment of any Term Loan, Revolving Loan, (other than an ABR Revolving Loan of any Class prior to the termination of the Revolving Credit Commitments of such Class) or Swingline Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (C) in the event of any conversion of any SOFR Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Term Loan or Revolving Loan shall be payable on the effective date of such conversion; provided, further, that with respect to any interest payable on any Initial Term Loan from the Closing Date until the end of the fourth full Fiscal Quarter ending after the Closing Date (or, if later, until the Interest Payment Date following the end of such fourth full Fiscal Quarter), the Borrower may, in its sole discretion by delivering a written notice thereof to the Administrative Agent prior to the applicable Interest Payment Date with respect to such Initial Term Loan, elect (such election, a “PIK Election”) to pay up to 2.00% of the Applicable Rate (the “Maximum PIK Amount”) applicable at such time to such Initial Term Loan in kind by adding such amounts so elected to be paid in kind to the aggregate outstanding principal balance of the Initial Term Loans then outstanding, in which case, the “Applicable Rate” applicable to the amounts subject to such PIK Election shall increase as provided in the definition of “Applicable Rate”; provided, further, absent a written notification to the Administrative Agent that the Borrower has declined to make a PIK Election (which notice shall be delivered to the Administrative Agent not later than 11:00 a.m., two Business Days before the commencement of the relevant Interest Period (or, in each case, such later time as to which the Administrative Agent may reasonably agree)) with respect to any Interest Period, the Borrower shall be deemed to have delivered a written notification of a PIK Election requesting with respect to the relevant Initial Term Loans to pay the Maximum PIK Amount in kind with respect to such Interest Period concurrently with the delivery of the Borrowing Request or Interest Election Request applicable thereto.

(f)          All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  The applicable Alternate Base Rate or Adjusted Term SOFR Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.  Interest shall accrue on each Loan for the day on which the Loan is made and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

Section 2.14.        Alternate Rate of Interest.  If at least two Business Days prior to the commencement of any Interest Period for a Benchmark Borrowing:

(a)          the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate for such Interest Period; or

(b)         the Administrative Agent is advised by the Required Lenders in writing that the Adjusted Term SOFR Rate for such Interest Period does not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall promptly give notice thereof to the Borrower and the Lenders as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, which the Administrative Agent agrees promptly to do, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Benchmark Borrowing shall be ineffective and such Borrowing shall be converted to an ABR Borrowing on the last day of the Interest Period applicable thereto, and (ii) if any Borrowing Request requests a Benchmark Borrowing, such Borrowing shall be made as an ABR Borrowing.

Section 2.15.        Increased Costs.

(a)          If any Change in Law:

(i)          imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Term SOFR Rate) or Issuing Bank;

(ii)         subject any Lender or Issuing Bank to any Taxes (other than (A) Indemnified Taxes and Other Taxes indemnifiable under Section 2.17 and (B) Excluded Taxes) on or with respect to its loans, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)         imposes on any Lender or Issuing Bank or the London interbank market any other condition (other than Taxes) affecting this Agreement or SOFR Benchmark Loans made by any Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing is to increase the cost to the relevant Lender of making or maintaining any SOFR Benchmark Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise) in respect of any SOFR Benchmark Loan or Letter of Credit in an amount deemed by such Lender or Issuing Bank to be material, then, within 30 days after the Borrower’s receipt of the certificate contemplated by paragraph (c) of this Section, the Borrower will pay to such Lender or Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or Issuing Bank, as applicable, for such additional costs incurred or reduction suffered; provided that the Borrower shall not be liable for such compensation if (x) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto, (y) such Lender invokes Section 2.20 or (z) in the case of requests for reimbursement under clause (iii) above resulting from a market disruption, (A) the relevant circumstances do not generally affect the banking market or (B) the applicable request has not been made by Lenders constituting Required Lenders.

(b)         If any Lender or Issuing Bank determines that any Change in Law regarding liquidity or capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law other than due to Taxes (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy or liquidity), then within 30 days of receipt by the Borrower of the certificate contemplated by paragraph (c) of this Section the Borrower will pay to such Lender or such Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered; provided that, subject to the last sentence of the definition of “Change of Law”, the Borrower shall not be liable for such compensation if the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto.

(c)         Any Lender or Issuing Bank requesting compensation under this Section 2.15 shall be required to deliver a certificate to the Borrower that (i) sets forth the amount or amounts necessary to compensate such Lender or Issuing Bank or the holding company thereof, as applicable, as specified in paragraph (a) or (b) of this Section, (ii) sets forth, in reasonable detail, the manner in which such amount or amounts were determined and (iii) certifies that such Lender or Issuing Bank is generally charging such amounts to similarly situated borrowers, which certificate shall be conclusive absent manifest error.

(d)         Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided, however that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.16.        [Reserved].

Section 2.17.         Taxes.

(a)        Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable Requirements of Law.  If any applicable Requirement of Law requires the deduction or withholding of any Tax from any such payment, then (i) if such Tax is an Indemnified Tax and/or Other Tax, the amount payable by the applicable Loan Party shall be increased as necessary so that after all required deductions or withholdings have been made (including deductions or withholdings applicable to additional sums payable under this Section 2.17) each Lender (or, in the case of any payment made to the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable withholding agent shall make such deduction or withholding and (iii) the applicable withholding agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Requirements of Law.

(b)          In addition, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law.

(c)          The Borrower shall indemnify the Administrative Agent and each Lender within 30 days after receipt of the certificate described in the succeeding sentence, for the full amount of any Indemnified Taxes or Other Taxes payable or paid by the Administrative Agent or such Lender, as applicable (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17), other than any penalties determined by a final and non-appealable judgment of a court of competent jurisdiction (or documented in any settlement agreement) to have resulted from the gross negligence, bad faith or willful misconduct of the Administrative Agent or such Lender, and, in each case, any reasonable expenses arising therefrom or with respect thereto, whether or not correctly or legally imposed or asserted by the relevant Governmental Authority; provided that if the Borrower reasonably believes that such Taxes were not correctly or legally asserted, the Administrative Agent or such Lender, as applicable, will use reasonable efforts to cooperate with the Borrower to obtain a refund of such Taxes (which shall be repaid to the Borrower in accordance with Section 2.17(g)) so long as such efforts would not, in the sole determination of the Administrative Agent or such Lender, result in any additional out-of-pocket costs or expenses not reimbursed by such Loan Party or be otherwise materially disadvantageous to the Administrative Agent or such Lender, as applicable.  In connection with any request for reimbursement under this Section 2.17(c), the relevant Lender or the Administrative Agent, as applicable, shall deliver a certificate to the Borrower setting forth, in reasonable detail, the basis and calculation of the amount of the relevant payment or liability.  Notwithstanding anything to the contrary contained in this Section 2.17, the Borrower shall not be required to indemnify the Administrative Agent or any Lender pursuant to this Section 2.17 for any amount to the extent the Administrative Agent or such Lender fails to notify the Borrower of such possible indemnification claim within 180 days after the Administrative Agent or such Lender receives written notice from the applicable taxing authority of the specific tax assessment giving rise to such indemnification claim.

(d)          [Reserved].

(e)         As soon as practicable after any payment of any Taxes pursuant to this Section 2.17 by any Loan Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued, if any, by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment that is reasonably satisfactory to the Administrative Agent.

(f)          Status of Lenders.

(i)          Any Lender that is entitled to an exemption from or reduction of any withholding Tax with respect to any payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation as the Borrower or the Administrative Agent may reasonably request to permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Requirements of Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Each Lender hereby authorizes the Administrative Agent to deliver to the Borrower and to any successor Administrative Agent any documentation provided to the Administrative Agent pursuant to this Section 2.17(f).  Notwithstanding anything to the contrary in the preceding three sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (f)(ii)(A), (ii)(B) and (ii)(D) of this Section 2.17) shall not be required if in the Lender's reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)          Without limiting the generality of the foregoing,

(A)         each U.S. Lender shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), two copies of executed IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding;

(B)          each Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)        in the case of any Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party, two copies of executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing any available exemption from, or reduction of, U.S. federal withholding Tax;

(2)          two copies of executed IRS Form W-8ECI (or any successor forms);

(3)          in the case of any Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or 881(c) of the Code, (x) two copies of an executed certificate substantially in the form of Exhibit O-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and that no payments payable to such Lender are effectively connected with the conduct of a U.S. trade or business (a “U.S. Tax Compliance Certificate”) and (y) two copies of executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor forms); or

(4)          to the extent any Foreign Lender is not the beneficial owner (e.g., where the Foreign Lender is a partnership or participating Lender), two copies of executed IRS Form W-8IMY (or any successor forms), accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit O-2, Exhibit O-3 or Exhibit O-4, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if such Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit O-4 on behalf of each such direct or indirect partner(s);

(C)         each Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), two copies of any other executed form prescribed by applicable Requirements of Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Requirements of Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)         if a payment made to any Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by applicable Requirements of Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation as is prescribed by applicable Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment.

          For the avoidance of doubt, if a Lender is an entity disregarded from its owner for U.S. federal income tax purposes, references to the foregoing documentation are intended to refer to documentation with respect to such Lender’s owner and, as applicable, such Lender.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

          Each Lender agrees that if any documentation (including any specific documentation required above in this Section 2.17(f)) it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall deliver to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so.

(g)         If the Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund (whether received in cash or applied as a credit against any cash taxes payable) of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.17 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (including any Taxes imposed with respect to such refund), and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this paragraph (g), in no event will the Administrative Agent or any Lender be required to pay any amount to the Borrower pursuant to this paragraph (g) to the extent that the payment thereof would place the Administrative Agent or such Lender in a less favorable net after-Tax position than the position that the Administrative Agent or such Lender would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid.  This Section 2.17 shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the relevant Loan Party or any other Person.

(h)          Survival.  Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(i)          Definition of “Lender”.       For the avoidance of doubt, the term “Lender” shall, for all purposes of this Section 2.17, include any Issuing Bank and any Swingline Lender and the term “Applicable Law” includes FATCA.

(j)          Certain Documentation.    On or before the date the Administrative Agent becomes a party to this Agreement, the Administrative Agent shall deliver to Borrower whichever of the following is applicable: (i) if the Administrative Agent is a “United States person” within the meaning of Section 7701(a)(30) of the Code, two executed original copies of IRS Form W-9 certifying that such Administrative Agent is exempt from U.S. federal backup withholding or (ii) if the Administrative Agent is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, (A) with respect to payments received for its own account, two executed original copies of IRS Form W-8ECI and (B) with respect to payments received on account of any Lender, two executed original copies of IRS Form W-8IMY (together with all required accompanying documentation) certifying that the Administrative Agent is a U.S. branch and may be treated as a United States person for purposes of applicable U.S. federal withholding Tax.  At any time thereafter, the Administrative Agent shall provide updated documentation previously provided (or a successor form thereto) when any documentation previously delivered has expired or become obsolete or invalid or otherwise upon the reasonable request of the Borrower.  Notwithstanding anything to the contrary in this Section 2.17(j), the Administrative Agent shall not be required to provide any documentation that the Administrative Agent is not legally eligible to deliver as a result of a Change in Law after the Closing Date.

Section 2.18.        Payments Generally; Allocation of Proceeds; Sharing of Payments.

(a)         Unless otherwise specified, including as set forth in Sections 2.13(a), (b) and (e) hereof, the Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, reimbursements of LC Disbursements, or of amounts payable under Sections 2.15 or 2.17, or otherwise) prior to 3:00 p.m. on the date when due, in immediately available funds, without set-off or counterclaim.  Any amount received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  Each such payment shall be made to the Administrative Agent to the applicable account designated by the Administrative Agent to the Borrower, except that any payment made pursuant to Sections 2.15, 2.17 or 9.03 shall be made directly to the Person or Persons entitled thereto.  The Administrative Agent shall distribute any such payment received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  Except as provided in Sections 2.19(b) and 2.20, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest in respect of the Loans of a given Class and each conversion of any Borrowing to, or continuation of any Borrowing as, a Borrowing of any Type (and of the same Class) shall be allocated pro rata among the Lenders in accordance with their respective Applicable Percentages of the applicable Class.  Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole Dollar amount.  All payments hereunder (including payments in kind) shall be made in Dollars.  Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

(b)         (I)          During the continuance of any Waterfall/Voting Triggering Event, upon an Event of Default pursuant to Section 7.01 (f) or (g) or delivery of a Waterfall Triggering Notice, so long as such Waterfall Triggering Notice has not been withdrawn, and (II) after any of the Obligations have been accelerated hereunder pursuant to Section 7.01 any amounts received on account of the Obligations (including all proceeds of Collateral) in accordance with the terms hereof (which amounts so received by the Administrative Agent shall satisfy the Borrower’s obligations with respect to such amounts notwithstanding that the order of application set forth below may differ from the application required with respect to such payment by the relevant section of this Agreement or any other Loan Document that gives rise to the payment of such amount) shall be applied by the Administrative Agent in the following order:

(i)          first, to the payment of all costs and expenses then due incurred by the Administrative Agent in connection with any collection, sale or realization on Collateral or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Loan Party or any Parent Loan Guarantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document,

(ii)         second, on a pro rata basis, to pay any fees, indemnities or expense reimbursements then due to the Administrative Agent (other than those covered in clause first above) or to the Swingline Lender or any Issuing Bank from the Borrower constituting Secured Obligations,

(iii)        third, on a pro rata basis in accordance with the amounts of the Secured Obligations (other than contingent indemnification obligations for which no claim has yet been made) owed to the Revolving Lenders on the date of any such distribution, to (A) the payment in full of such Secured Obligations (including, with respect to LC Exposure, an amount to be paid to the Administrative Agent equal to 100% of the LC Exposure (minus the amount then on deposit in the LC Collateral Account) on such date, to be held in the LC Collateral Account as Cash collateral for such Obligations) and in the case of payment of the outstanding principal amount of the Revolving Loans, together with a concurrent permanent reduction of the Revolving Credit Commitments in an amount equal to the amount of such payment, and (B) all Banking Services Obligations and all Secured Hedging Obligations in an amount under this clause (B) not to exceed the Maximum Revolving Lender Cash Management/Secured Hedge Amount; provided that if any Letter of Credit expires undrawn, then any Cash collateral held to secure the related LC Exposure shall be applied in accordance with this Section 2.18(b), beginning with clause first above,

(iv)        fourth, on a pro rata basis in accordance with the amounts of the Secured Obligations (other than contingent indemnification obligations for which no claim has yet been made) owed to the Secured Parties (other than the Revolving Lenders) on the date of any such distribution, to the payment in full of such Secured Obligations,

(v)          fifth, as provided in any applicable Intercreditor Agreement, and

(vi)         sixth, to, or at the direction of, the Borrower or as a court of competent jurisdiction may otherwise direct.

(c)         If any Lender obtains payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in respect of any principal of or interest on any of its Loans of any Class or participations in LC Disbursements or Swingline Loans held by it resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans of such Class and participations in LC Disbursements or Swingline Loans and accrued interest thereon than the proportion received by any other Lender with Loans of such Class and participations in LC Disbursements or Swingline Loans, then the Lender receiving such greater proportion shall purchase (for Cash at face value) participations in the Loans of such Class and sub-participations in LC Disbursements or Swingline Loans of other Lenders of such Class at such time outstanding to the extent necessary so that the benefit of all such payments shall be shared by the Lenders of such Class ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans of such Class and participations in LC Disbursements or Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by any Lender as consideration for the assignment of or sale of a participation in any of its Loans to any permitted assignee or participant, including any payment made or deemed made in connection with Sections 2.22 or 2.23, and/or Section 9.05.  The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Requirements of Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.  The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.18(c) and will, in each case, notify the Lenders following any such purchases or repayments.  Each Lender that purchases a participation pursuant to this Section 2.18(c) shall from and after the date of such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.  For purposes of subclause (c) of the definition of “Excluded Taxes”, any Lender that acquires a participation pursuant to this Section 2.18(c) shall be treated as having acquired such participation on the earlier date(s) on which such Lender acquired the applicable interest(s) in the Commitment(s) and/or Loan(s) to which such participation relates.

(d)       Unless the Administrative Agent has received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of any Lender or any Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lender or Issuing Bank the amount due.  In such event, if the Borrower has not in fact made such payment, then each Lender or the applicable Issuing Bank severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e)        If any Lender fails to make any payment required to be made by it pursuant to Section 2.07(b) or Section 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.19.        Mitigation Obligations; Replacement of Lenders.

(a)         If any Lender requests compensation under Section 2.15 or determines it can no longer make or maintain SOFR Benchmark Loans pursuant to Section 2.20, or any Loan Party is required to pay any additional amount to or indemnify any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or its participation in any Letter of Credit affected by such event, or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as applicable, in the future or mitigate the impact of Section 2.20, as the case may be, and (ii) would not subject such Lender to any unreimbursed out-of-pocket cost or expense and would not otherwise be disadvantageous to such Lender in any material respect.  The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)         If (i) any Lender requests compensation under Section 2.15 or determines it can no longer make or maintain SOFR Benchmark Loans pursuant to Section 2.20, (ii) any Loan Party is required to pay any additional amount to or indemnify any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) any Lender is a Defaulting Lender or (iv) in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender”, “each Revolving Lender” or “each Lender directly affected thereby” (or any other Class or group of Lenders other than the Required Lenders) with respect to which Required Lender or Required Revolving Lender consent (or the consent of Lenders holding loans or commitments of such Class or lesser group representing more than 50% of the sum of the total loans and unused commitments of such Class or lesser group at such time) has been obtained, as applicable, any Lender is a non-consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, (x) terminate the applicable Commitments of such Lender, and repay all Obligations of the Borrower owing to such Lender relating to the applicable Loans and participations held by such Lender as of such termination date (provided that, if, after giving effect such termination and repayment, the aggregate amount of the Revolving Credit Exposure of any Class exceeds the aggregate amount of the Revolving Credit Commitments of such Class then in effect, then the Borrower shall, not later than the next Business Day, prepay one or more Revolving Loan Borrowings of the applicable Class or Swingline Loans (and, if no Revolving Loan Borrowings of such Class are outstanding, deposit Cash collateral in the LC Collateral Account) in an amount necessary to eliminate such excess) or (y) replace such Lender by requiring such Lender to assign and delegate (and such Lender shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all of its interests, rights and obligations under this Agreement to an Eligible Assignee that assumes such obligations (which Eligible Assignee may be another Lender, if any Lender accepts such assignment); provided that (A) such Lender has received payment of an amount equal to the outstanding principal amount of its Loans and, if applicable, participations in LC Disbursements or Swingline Loans, in each case of such Class of Loans and/or Commitments, accrued interest thereon, accrued fees and all other amounts payable to it under any Loan Document with respect to such Class of Loans and/or Commitments, (B) in the case of any assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment would result in a reduction in such compensation or payments and (C) such assignment does not conflict with applicable Requirements of Law.  No Lender (other than a Defaulting Lender) shall be required to make any such assignment and delegation, and the Borrower may not repay the Obligations of such Lender or terminate its Commitments, in each case, if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.  Each Lender agrees that if it is replaced pursuant to this Section 2.19, it shall execute and deliver to the Administrative Agent an Assignment Agreement to evidence such sale and purchase and deliver to the Administrative Agent any Promissory Note (if the assigning Lender’s Loans are evidenced by one or more Promissory Notes) subject to such Assignment Agreement (provided that the failure of any Lender replaced pursuant to this Section 2.19 to execute an Assignment Agreement or deliver any such Promissory Note shall not render such sale and purchase (and the corresponding assignment) invalid), such assignment shall be recorded in the Register and any such Promissory Note shall be deemed cancelled.  Each Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Lender’s attorney-in-fact, with full authority in the place and stead of such Lender and in the name of such Lender, from time to time in the Administrative Agent’s discretion, with prior written notice to such Lender, to take any action and to execute any such Assignment Agreement or other instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (b).

Section 2.20.        Illegality.  If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Closing Date that it is unlawful, for such Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to the Adjusted Term SOFR Rate, or to determine or charge interest rates based upon the Adjusted Term SOFR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of Dollars in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue SOFR Benchmark Loans or to convert ABR Loans to SOFR Benchmark Loans shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining ABR Loans the interest rate on which is determined by reference to the Adjusted Term SOFR Rate component of the Alternate Base Rate, the interest rate on which ABR Loans of such Lender, shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Term SOFR Rate component of the Alternate Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist (which notice such Lender agrees to give promptly).  Upon receipt of such notice, (x) the Borrower shall, upon demand from the relevant Lender (with a copy to the Administrative Agent), prepay or convert all of such Lender’s SOFR Benchmark Loans to ABR Loans (the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Term SOFR Rate component of the Alternate Base Rate) either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such SOFR Benchmark Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Benchmark Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Adjusted Term SOFR Rate, the Administrative Agent shall during the period of such suspension compute the Alternate Base Rate applicable to such Lender without reference to the Adjusted Term SOFR Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Adjusted Term SOFR Rate.  Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.  Each Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the determination of such Lender, otherwise be materially disadvantageous to such Lender.

Section 2.21.        Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Person becomes a Defaulting Lender, then the following provisions shall apply for so long as such Person is a Defaulting Lender:

(a)          Fees shall cease to accrue on the unfunded portion of any Commitment of such Defaulting Lender pursuant to Section 2.12(a) and pursuant to any other provisions of this Agreement or other Loan Document.

(b)          The Commitments and the Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders, each affected Lender, the Required Lenders, the Required Revolving Lenders or such other number of Lenders as may be required hereby or under any other Loan Document have taken or may take any action hereunder (including any consent to any waiver, amendment or modification pursuant to Section 9.02); provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender disproportionately and adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

(c)         Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of any Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.11, Section 2.15, Section 2.17, Section 2.18, Article 7, Section 9.05 or otherwise, and including any amounts made available to the Administrative Agent by such Defaulting Lender pursuant to Section 9.09), shall be applied at such time or times as may be determined by the Administrative Agent and, where relevant, the Borrower as follows:  first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any applicable Issuing Bank and/or Swingline Lender hereunder; third, if so reasonably determined by the Administrative Agent or reasonably requested by the applicable Issuing Bank, to be held as Cash collateral for future funding obligations of such Defaulting Lender in respect of any participation in any Letter of Credit; fourth, so long as no Default or Event of Default exists, as the Borrower may request, to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement; fifth, as the Administrative Agent or the Borrower may elect, to be held in a deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the non-Defaulting Lenders, Issuing Banks or Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any non-Defaulting Lender, any Issuing Bank or any Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loan or LC Exposure in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loan or LC Exposure was made or created, as applicable, at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Exposure owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Exposure owed to, such Defaulting Lender.  Any payments, prepayments or other amounts paid or payable to any Defaulting Lender that are applied (or held) to pay amounts owed by any Defaulting Lender or to post Cash collateral pursuant to this Section 2.21(c) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(d)          If any Swingline Exposure or LC Exposure exists at the time any Lender becomes a Defaulting Lender then:

(i)          the Swingline Exposure and LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders under the Revolving Facility (the “Non-Defaulting Revolving Lenders”) in accordance with their respective Applicable Revolving Credit Percentages but only to the extent that (A) the sum of the Revolving Credit Exposures of all non-Defaulting Lenders attributable to the Revolving Credit Commitments of any Class does not exceed the total of the Revolving Credit Commitments of all Non-Defaulting Revolving Lenders of such Class and (B) the Revolving Credit Exposure of any non-Defaulting Lender that is attributable to its Revolving Credit Commitment of such Class does not exceed such non-Defaulting Lender’s Revolving Credit Commitment of such Class;

(ii)         if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any other right or remedy available to it hereunder or under applicable Requirements of Law, within two Business Days following notice by the Administrative Agent, Cash collateralize 100% of such Defaulting Lender’s LC Exposure and any obligations of such Defaulting Lender to fund participations in any Swingline Loans (after giving effect to any partial reallocation pursuant to paragraph (i) above and any Cash collateral provided by such Defaulting Lender or pursuant to Section 2.21(c) above) or make other arrangements reasonably satisfactory to the Administrative Agent and to the applicable Issuing Bank and/or the Swingline Lender with respect to such LC Exposure and/or Swingline Loans and obligations to fund participations.  Cash collateral (or the appropriate portion thereof) provided to reduce LC Exposure or other obligations shall be released promptly following (A) the elimination of the applicable LC Exposure or other obligations giving rise thereto (including by the termination of the Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 2.19)) or (B) the Administrative Agent’s good faith determination that there exists excess Cash collateral (including as a result of any subsequent reallocation of Swingline Loans and LC Exposure among non-Defaulting Lender described in clause (i) above);

(iii)         if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to this Section 2.21(d), then the fees payable to the Revolving Lenders pursuant to Sections 2.12(a) and (b), as the case may be, shall be adjusted to give effect to such reallocation; and

(iv)        if any Defaulting Lender’s LC Exposure is not Cash collateralized, prepaid or reallocated pursuant to this Section 2.21(d), then, without prejudice to any rights or remedies of the applicable Issuing Bank or any Revolving Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the applicable Issuing Bank until such Defaulting Lender’s LC Exposure is Cash collateralized or reallocated.

(e)          So long as any Revolving Lender is a Defaulting Lender, the Swingline Lender shall now be required to fund any Swingline Loan, and no Issuing Bank shall be required to issue, extend, create, incur, amend or increase any Letter of Credit unless it is reasonably satisfied that the related exposure will be 100% covered by the Revolving Credit Commitments of the non-Defaulting Lenders, Cash collateral provided pursuant to Section 2.21(c) and/or Cash collateral provided in accordance with Section 2.21(d), and participating interests in any such or newly issued, extended or created Letter of Credit or newly made Swingline Loan shall be allocated among Non-Defaulting Revolving Lenders in a manner consistent with Section 2.21(d)(i) (it being understood that Defaulting Lenders shall not participate therein).

(f)         In the event that the Administrative Agent and the Borrower agree that any Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Applicable Revolving Credit Percentage of Swingline Exposure and LC Exposure of the Revolving Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Credit Commitment, and on such date such Revolving Lender shall purchase at par such of the Revolving Loans of the applicable Class of the other Revolving Lenders or participations in Revolving Loans of the applicable Class as the Administrative Agent determine as necessary in order for such Revolving Lender to hold such Revolving Loans or participations in accordance with its Applicable Percentage of the applicable Class or its Applicable Revolving Credit Percentage, as applicable.  Notwithstanding the fact that any Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, (x) no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender and (y) except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

Section 2.22.        Incremental Credit Extensions.

(a)          The Borrower may, at any time, on one or more occasions pursuant to an Incremental Facility Amendment (i) add one or more new Classes of term facilities and/or increase the principal amount of the Term Loans of any existing Class by requesting new commitments to provide such Term Loans (any such new Class or increase, an “Incremental Term Facility” and any loans made pursuant to an Incremental Term Facility, “Incremental Term Loans”) and/or (ii) increase the aggregate amount of the Revolving Credit Commitments (any such increase, an “Incremental Revolving Facility” and, together with any Incremental Term Facility, “Incremental Facilities”; and the loans thereunder, “Incremental Revolving Loans” and any Incremental Revolving Loans, together with any Incremental Term Loans, “Incremental Loans”) in an aggregate outstanding principal amount not to exceed the Incremental Cap; provided that:

(i)           no Incremental Commitment in respect of any Incremental Term Facility may be in an amount that is less than $5,000,000 (or such lesser amount to which the Administrative Agent may reasonably agree),

(ii)         except as the Borrower and any Lender may separately agree, no Lender shall be obligated to provide any Incremental Commitment, and the determination to provide any Incremental Commitment shall be within the sole and absolute discretion of such Lender (it being agreed that the Borrower shall not be obligated to offer the opportunity to any Lender to participate in any Incremental Facility except to the extent required pursuant to Section 2.22(b)),

(iii)        no Incremental Facility or Incremental Loan (nor the creation, provision or implementation thereof) shall require the approval of any existing Lender other than in its capacity, if any, as a lender providing all or part of any Incremental Commitment or Incremental Loan,

(iv)       except as otherwise permitted herein (including with respect to margin, pricing, maturity and fees), (A) the terms of any Incremental Term Facility, if not substantially consistent with those applicable to any then-existing Term Loans, must be reasonably acceptable to the Administrative Agent and the Lender Representative (it being agreed that any terms contained in such Incremental Term Facility (x) which are applicable only after the then-existing Latest Term Loan Maturity Date and/or (y) that are more favorable to the lenders or the agent of such Incremental Term Facility than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Term Lenders, Revolving Lenders or the Administrative Agent, as applicable, pursuant to the applicable Incremental Facility Amendment shall be deemed satisfactory to the Administrative Agent and the Lender Representative) and (B) the terms of any Incremental Revolving Facility shall be identical to any then-existing Revolving Facility,

(v)         the Effective Yield (and the components thereof) applicable to any Incremental Facility shall be determined by the Borrower and the lender or lenders providing such Incremental Facility; provided that the Effective Yield applicable to any Incremental Term Facility which is pari passu with the Initial Term Loans in right of payment and with respect to security may not be more than 0.50% higher than the Effective Yield applicable to the Initial Term Loans unless the Applicable Rate (and/or, as provided in the proviso below, the Alternate Base Rate floor or Term SOFR floor) with respect to the Initial Term Loans is adjusted such that the Effective Yield on the Initial Term Loans is not more than 0.50% per annum less than the Effective Yield with respect to such Incremental Facility; provided, further, that any increase in Effective Yield applicable to any Initial Term Loan due to the application or imposition of an Alternate Base Rate floor or Term SOFR floor on any Incremental Term Loan may, at the election of the Borrower, be effected through an increase in the Alternate Base Rate floor or Term SOFR floor applicable to such Initial Term Loan,

(vi)        the final maturity date with respect to any Incremental Term Loans shall be no earlier than the Latest Term Loan Maturity Date; provided that if such Incremental Term Loans are secured by a lien on the Collateral that is junior to the lien securing the Secured Obligations or if such Incremental Term Loans are unsecured, the final maturity date with respect to such Incremental Term Loans shall be no earlier than the date that is ninety-one (91) days after the Latest Term Loan Maturity Date,

(vii)       the Weighted Average Life to Maturity of any Incremental Term Facility shall be no shorter than the remaining Weighted Average Life to Maturity of any then-existing tranche of Term Loans (without giving effect to any prepayment thereof); it being understood and agreed that no Incremental Term Facility shall have scheduled amortization due prior to the Initial Term Loan Maturity Date,

(viii)      subject to clauses (vi) and (vii) above, any Incremental Term Facility may otherwise have an amortization schedule as determined by the Borrower and the lenders providing such Incremental Term Facility,

(ix)         subject to clause (v) above, to the extent applicable, any fees payable in connection with any Incremental Facility shall be determined by the Borrower and the arrangers and/or lenders providing such Incremental Facility,

(x)        (A) any Incremental Term Facility may rank pari passu with or junior to any then-existing tranche of Term Loans, in right of payment and/or security (for the avoidance of doubt, no such Incremental Term Facility may be pari passu with or senior to the Revolving Facility in right of payment and/or security) or may be unsecured (and to the extent the relevant Incremental Facility is secured or subordinated in right of payment to any then-existing tranche of Term Loans, it shall be subject to an Intercreditor Agreement), (B) no Incremental Facility may be (x) guaranteed by any Person which is not a Loan Party or a Parent Loan Guarantor or (y) secured by any assets other than the Collateral and (C) each Term Lender under any Incremental Term Facility shall become a party to the AAL to the extent not then already a party thereto,

(xi)         any Incremental Term Facility may participate (A) in any voluntary prepayment of Term Loans as set forth in Section 2.11(a)(i) and (B) in any mandatory prepayment of Term Loans as set forth in Section 2.11(b)(vi), in each case, to the extent provided in such Sections,

(xii)       no Event of Default shall exist immediately prior to or after giving effect to such Incremental Facility; provided, that notwithstanding the foregoing, in the case of any Incremental Facility incurred in connection with any acquisition, Investment or irrevocable repayment or redemption of Indebtedness, no Event of Default under Sections 7.01(a), (f) or (g) shall exist immediately prior to or after giving effect to such Incremental Facility,

(xiii)      the proceeds of any Incremental Facility may be used for working capital and/or purchase price adjustments and other general corporate purposes (including capital expenditures, acquisitions and Investments); provided, that the proceeds of any Incremental Term Facility may not be used to make Restricted Payments and/or Restricted Debt Payments,

(xiv)      on the date of the Borrowing of any Incremental Term Loans that will be of the same Class as any then-existing Class of Term Loans, and notwithstanding anything to the contrary set forth in Sections 2.08 or 2.13 above, such Incremental Term Loans shall be added to (and constitute a part of, be of the same Type as and, at the election of the Borrower, have the same Interest Period as) each Borrowing of outstanding Term Loans of such Class on a pro rata basis (based on the relative sizes of such Borrowings), so that each Term Lender providing such Incremental Term Loans will participate proportionately in each then-outstanding Borrowing of Term Loans of such Class; it being acknowledged that the application of this clause (a)(xiv) may result in new Incremental Term Loans having Interest Periods (the duration of which may be less than one month) that begin during an Interest Period then applicable to outstanding SOFR Benchmark Loans of the relevant Class and which end on the last day of such Interest Period,

(xv)        the aggregate amount of Incremental Revolving Facilities that may be established hereunder shall not exceed $10,000,000,

(xvi)      in no event may any Incremental Term Facility be provided (including by way of arrangement with any fronting bank) by any Person that is (A) a holder of Preferred Shares (or any Affiliate of such holder) or (B) a holder of any Second Lien PIK Notes or any other Specified Junior Debt (or an Affiliate of such holder) at the time of consummation of such Incremental Term Facility; provided, that the foregoing shall not prohibit any such Person from acquiring, in any secondary market, the relevant Incremental Term Loans by assignment, participation or otherwise after the initial closing thereof (subject to the limitations set forth in Section 9.05(g)), and

(xvii)     Incremental Revolving Facilities shall be provided solely by commercial banks or investment banks.

(b)         (i) Prior to the Borrower issuing one or more Incremental Term Facilities, in an aggregate outstanding principal amount in excess of $10,000,000 for all such Incremental Term Facilities, the Borrower shall first seek commitments in respect of such Incremental Term Facility (the “Offered Debt”) from the existing Initial Term Lenders (other than any existing Initial Term Lender that holds any Preferred Shares (or has an Affiliate that holds Preferred Shares) -at such time), each of which shall be entitled to agree or decline to provide the applicable Incremental Commitments in its sole discretion, provided, that if any of the existing Initial Term Lenders have declined the offer to provide the Offered Debt, have failed to respond to the offer to provide the Offered Debt or have otherwise not provided a binding written commitment to provide the Offered Debt on the terms so offered (or at least as favorable as the terms so offered), in each case, within five (5) Business Days of receipt of the offer to provide the Offered Debt from the Borrower (such 5th Business Day, the “Offer Deadline”), the Borrower may then seek Incremental Term Commitments on substantially the same terms from other Persons; and provided, further that if any such other Person is not then an existing Lender, such Person must constitute an “Eligible Assignee” and the Administrative Agent shall have a right to consent (such consent not to be unreasonably withheld or delayed) to the relevant Person’s provision of Incremental Term Commitments if such consent would be required under Section 9.05(b) for an assignment of Loans to such New Lender and (ii) Incremental Revolving Commitments may be provided by any existing Lender, or by any other commercial bank or investment bank (other than any person that holds any Preferred Shares (or has an Affiliate that holds Preferred Shares) (any such lender an “Incremental Revolving Facility Lender”); ), provided, that the foregoing shall not prohibit any such Person from acquiring the relevant Incremental Term Loans by assignment, participation or otherwise after the initial closing thereof (subject to the limitations set forth in Section 9.05(g)); provided further that, the Administrative Agent (in the case of any Incremental Revolving Facility, the Swingline Lender and any Issuing Bank) shall have the right to consent (such consent not to be unreasonably withheld or delayed) to the new relevant Incremental Revolving Facility Lender’s provision of Incremental Revolving Commitments if such consent would be required under Section 9.05(b) for an assignment of Loans to such Incremental Revolving Facility Lender.

(c)        Each Lender or Incremental Lender providing a portion of any Incremental Commitment shall execute and deliver to the Administrative Agent and the Borrower all such documentation (including the relevant Incremental Facility Amendment) as may be reasonably required by the Administrative Agent to evidence and effectuate such Incremental Commitment.  To the extent any Incremental Lender is not a Lender, such Incremental Lender shall execute and deliver to the Administrative Agent and the Lender Representative an executed acknowledgment to the AAL, substantially in the form of Exhibit A thereto.  On the effective date of such Incremental Commitment, each Incremental Lender shall become a Lender for all purposes in connection with this Agreement.

(d)         As conditions precedent to the effectiveness of any Incremental Facility or the making of any Incremental Loans, (i) upon its request, the Administrative Agent shall be entitled to receive customary written opinions of counsel, as well as such reaffirmation agreements, supplements and/or amendments as it shall reasonably require, (ii) the Administrative Agent shall be entitled to receive, from each Incremental Lender, an Administrative Questionnaire and such other documents as it shall reasonably require from such Incremental Lender, (iii) the Administrative Agent shall have received, on behalf of the Incremental Lenders, the amount of any fees payable to the Incremental Lenders in respect of such Incremental Facility or Incremental Loans, (iv) subject to Section 2.22(h), the Administrative Agent shall have received a Borrowing Request as if the relevant Incremental Loans were subject to Section 2.03 or another written request the form of which is reasonably acceptable to the Administrative Agent (it being understood and agreed that the requirement to deliver a Borrowing Request shall not result in the imposition of any additional condition precedent to the availability of the relevant Incremental Loans) and (v) the Administrative Agent shall be entitled to receive a certificate of the Borrower signed by a Responsible Officer thereof:

(A)         certifying and attaching a copy of the resolutions adopted by the governing body of the Borrower approving or consenting to such Incremental Facility or Incremental Loans, and

(B)         to the extent applicable, certifying that the condition set forth in clause (a)(xii) above has been satisfied.

(e)          Upon the implementation of any Incremental Revolving Facility pursuant to this Section 2.22, any Incremental Revolving Facility shall be established as Revolving Credit Commitments of the same Class as any then-existing Class of Revolving Credit Commitments, (i) each Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each relevant Incremental Revolving Facility Lender, and each relevant Incremental Revolving Facility Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including each Incremental Revolving Facility Lender) (A) participations hereunder in Letters of Credit and (B) participations hereunder in Swingline Loans shall be held on a pro rata basis on the basis of their respective Revolving Credit Commitments (after giving effect to any increase in the Revolving Credit Commitment pursuant to Section 2.22) and (ii) the existing Revolving Lenders of the applicable Class shall assign Revolving Loans to certain other Revolving Lenders of such Class (including the Revolving Lenders providing the relevant Incremental Revolving Facility), and such other Revolving Lenders (including the Revolving Lenders providing the relevant Incremental Revolving Facility) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders of such Class participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Credit Commitments of such Class (after giving effect to any increase in the Revolving Credit Commitment pursuant to this Section 2.22); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this clause (i).

(f)          On the date of effectiveness of any Incremental Revolving Facility, the Letter of Credit Sublimit and/or the maximum amount of LC Exposure and/or Swingline Loans, as applicable, permitted hereunder shall increase by an amount, if any, agreed upon by the Borrower, the Administrative Agent and the relevant Issuing Bank and/or the Swingline Lender, as applicable; it being understood and agreed that the Borrower and any Lender providing any Incremental Revolving Facility may agree that such Lender will provide a portion of the Letter of Credit Sublimit in excess of its Applicable Percentage thereof.

(g)        The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Incremental Facility Amendment and/or any amendment to any other Loan Document as may be necessary in order to establish new Classes or sub-Classes in respect of Loans or commitments pursuant to this Section 2.22 and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section 2.22.

(h)         Notwithstanding anything to the contrary in this Section 2.22 or in any other provision of any Loan Document, if the proceeds of any Incremental Facility are intended to be applied to finance an acquisition or other Investment and the lenders providing such Incremental Facility so agree, the availability thereof shall be subject to customary “SunGard” or “certain funds” conditionality.

(i)          This Section 2.22 shall supersede any provision in Sections 2.18 or 9.02 to the contrary.

(j)          Notwithstanding anything to the contrary in this Section 2.22 or in any other provision of any Loan Document, from and after the Second Amendment Effective Date, (i) in no event shall any Incremental Facility that is secured by a Lien on the Collateral that is pari passu with the Lien on the Collateral securing the Secured Obligations be established, or Incremental Loans be incurred, without the prior written consent of the Required Lenders and (ii) in addition to the consent required in clause (i), in no event shall any Incremental Revolving Facility be established without the prior written consent of the Required Revolving Lenders.

Section 2.23.        Extensions of Loans and Revolving Credit Commitments.

(a)         Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders holding Loans of any Class or Commitments of any Class, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the respective Loans or Commitments of such Class) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate transactions with any individual Lender who accepts the terms contained in the relevant Extension Offer to extend the Maturity Date of all or a portion of such Lender’s Loans and/or Commitments of such Class and otherwise modify the terms of all or a portion of such Loans and/or Commitments pursuant to the terms of the relevant Extension Offer (including by increasing the interest rate or fees payable in respect of such Loans and/or Commitments (and related outstandings) and/or modifying the amortization schedule, if any, in respect of such Loans) (each, an “Extension”); it being understood that any Extended Term Loans shall constitute a separate Class of Loans from the Class of Loans from which they were converted and any Extended Revolving Credit Commitments shall constitute a separate Class of Revolving Credit Commitments from the Class of Revolving Credit Commitments from which they were converted, so long as the following terms are satisfied:

(i)          except as to (A) interest rates, fees and final maturity (which shall, subject to immediately succeeding clause (iii) and to the extent applicable, be determined by the Borrower and any Lender who agrees to an Extension of its Revolving Credit Commitments and set forth in the relevant Extension Offer), (B) terms (excluding, prior to the Initial Revolving Credit Maturity Date, terms related to priority of liens or collateral or priority of payment) applicable to such Extended Revolving Credit Commitments or Extended Revolving Loans (each as defined below) that are more favorable to the lenders or the agent of such Extended Revolving Credit Commitments or Extended Revolving Loans than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Revolving Lenders or, as applicable, the Administrative Agent pursuant to the applicable Extension Amendment, and (C) any covenants or other provisions applicable only to periods after the Latest Revolving Credit Maturity Date, the Revolving Credit Commitment of any Lender who agrees to an extension with respect to such Commitment (an “Extended Revolving Credit Commitment”; and the Loans thereunder, “Extended Revolving Loans”), and the related outstandings, shall constitute a revolving commitment (or related outstandings, as the case may be) with substantially consistent terms (or terms not less favorable to existing Lenders) as the Class of Revolving Credit Commitments subject to the relevant Extension Offer (and related outstandings) provided hereunder; provided that to the extent more than one Revolving Facility exists after giving effect to any such Extension, (x) the borrowing and repayment (except for (1) payments of interest and fees at different rates on the Revolving Facilities (and related outstandings), (2) repayments required upon the Maturity Date of any Revolving Facility and (3) repayments made in connection with a permanent repayment and termination of Revolving Credit Commitments under any Revolving Facility (subject to clause (z) below)) of Revolving Loans with respect to any Revolving Facility after the effective date of such Extended Revolving Credit Commitments shall be made on a pro rata basis with all other Revolving Facilities, (y) all Swingline Loans and Letters of Credit shall be participated on a pro rata basis by all Revolving Lenders and (z)any permanent repayment of Revolving Loans with respect to, and reduction or termination of Revolving Credit Commitments under, any Revolving Facility after the effective date of such Extended Revolving Credit Commitments shall be made with respect to such Extended Revolving Loans on a pro rata basis or less than pro rata basis with all other Revolving Facilities, except that the Borrower shall be permitted to permanently repay Revolving Loans and terminate Revolving Credit Commitments of any Revolving Facility on a greater than pro rata basis as compared to any other Revolving Facilities with a later Maturity Date than such Revolving Facility;

(ii)        except as to (A) interest rates, fees, amortization, final maturity date, premiums, required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (iii), (iv) and (v), be determined by the Borrower and any Lender who agrees to an Extension of its Term Loans and set forth in the relevant Extension Offer), (B) terms applicable to such Extended Term Loans (as defined below) that are more favorable to the lenders or the agent of such Extended Term Loans than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Term Lenders or, as applicable, the Administrative Agent pursuant to the applicable Extension Amendment and (C) any covenants or other provisions applicable only to periods after the Latest Term Loan Maturity Date (in each case, as of the date of such Extension), the Term Loans of any Lender extended pursuant to any Extension (any such extended Term Loans, the “Extended Term Loans”) shall have substantially consistent terms (or terms not less favorable to existing Lenders) as the tranche of Term Loans subject to the relevant Extension Offer; provided, that no Extended Term Loans shall be pari passu with or senior to the Revolving Facility in right of payment and/or security;

(iii)       (x) the final maturity date of any Extended Term Loans may be no earlier than the then applicable Latest Term Loan Maturity Date at the time of Extension and (y) no Extended Revolving Credit Commitments or Extended Revolving Loans may have a final maturity date earlier than (or require commitment reductions prior to) the Latest Revolving Credit Maturity Date;

(iv)         the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of any then-existing Term Loans;

(v)          subject to clauses (iii) and (iv) above, any Extended Term Loans may otherwise have an amortization schedule as determined by the Borrower and the Lenders providing such Extended Term Loans,

(vi)       any Extended Term Loans may participate (A) in any voluntary prepayment of Term Loans as set forth in Section 2.11(a)(i) and (B) in any mandatory prepayment of Term Loans as set forth in Section 2.11(b)(vi), in each case, to the extent provided in such Sections;

(vii)        if the aggregate principal amount of Loans or Commitments, as the case may be, in respect of which Lenders have accepted the relevant Extension Offer exceed the maximum aggregate principal amount of Loans or Commitments, as the case may be, offered to be extended by the Borrower pursuant to such Extension Offer, then the Loans or Commitments, as the case may be, of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed the applicable Lender’s actual holdings of record) with respect to which such Lenders have accepted such Extension Offer;

(viii)       unless the Administrative Agent otherwise agrees, any Extension must be in a minimum amount of $5,000,000;

(ix)         any applicable Minimum Extension Condition must be satisfied or waived by the Borrower;

(x)          any documentation in respect of any Extension shall be consistent with the foregoing; and

(xi)          no Extension of any Revolving Facility shall be effective as to the obligations of the Swingline Lender to make any Swingline Loans or any Issuing Bank with respect to Letters of Credit without the consent of the Swingline Lender or such Issuing Bank (such consents not to be unreasonably withheld or delayed) (and, in the absence of such consent, all references herein to Latest Revolving Credit Maturity Date shall be determined, when used in reference to the Swingline Lender or such Issuing Bank, as applicable, without giving effect to such Extension).

(b)         (i) No Extension consummated in reliance on this Section 2.23 shall constitute a voluntary or mandatory prepayment for purposes of Section 2.11, (ii) the scheduled amortization payments (insofar as such schedule affects payments due to Lenders participating in the relevant Class) set forth in Section 2.10 shall be adjusted to give effect to any Extension of any Class of Loans and/or Commitments and (iii) except as set forth in clause (a)(viii) above, no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to the consummation of any Extension that a minimum amount (to be specified in the relevant Extension Offer in the Borrower’s sole discretion) of Loans or Commitments (as applicable) of any or all applicable tranches be tendered; it being understood that the Borrower may, in its sole discretion, waive any such Minimum Extension Condition.  The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.23 (including, for the avoidance of doubt, the payment of any interest, fees or premium in respect of any Extended Term Loans and/or Extended Revolving Credit Commitments on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including Sections 2.10, 2.11 and/or 2.18) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section.

(c)         Subject to any consent required under Section 2.23(a)(xi), no consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than the consent of each Lender agreeing to such Extension with respect to one or more of its Loans and/or Commitments of any Class (or a portion thereof).  All Extended Term Loans and Extended Revolving Credit Commitments and all obligations in respect thereof shall constitute Secured Obligations under this Agreement and the other Loan Documents that are secured by the Collateral and guaranteed on a pari passu basis with all other applicable Secured Obligations under this Agreement and the other Loan Documents.  The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Extension Amendment and any amendments to any of the other Loan Documents with the Loan Parties and the Parent Loan Guarantors as may be necessary in order to establish new Classes or sub-Classes in respect of Loans or Commitments so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section 2.23.

(d)         In connection with any Extension, the Borrower shall provide the Administrative Agent at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.23.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

On the Closing Date and on the date of each Credit Extension and the Second Amendment Effective Date, Holdings (solely with respect to Sections 3.01, 3.02, 3.03, 3.07, 3.08, 3.09, 3.13, 3.14, 3.16 and 3.17) and the Borrower hereby represent and warrant to the Lenders that:

Section 3.01.        Organization; Powers.  Holdings, the Borrower and each of its Restricted Subsidiaries (a) is (i) duly organized or incorporated (as applicable) and validly existing and (ii) in good standing (to the extent such concept exists in the relevant jurisdiction) under the Requirements of Law of its jurisdiction of organization, (b) has all requisite organizational power and authority to own its assets and to carry on its business as now conducted and (c) is qualified to do business in, and is in good standing (to the extent such concept exists in the relevant jurisdiction) in, every jurisdiction where the ownership, lease or operation of its properties or conduct of its business requires such qualification, except, in each case referred to in this Section 3.01 (other than clause (a)(i) and clause (b), in each case, with respect to the Borrower) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.02.       Authorization; Enforceability.  The execution, delivery and performance by each Loan Party of each Loan Document to which such Loan Party is a party are within each applicable Loan Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Loan Party.  Each Loan Document to which any Loan Party is a party has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the Legal Reservations.

Section 3.03.        Governmental Approvals; No Conflicts.  The execution and delivery of each Loan Document by each Loan Party thereto and the performance by such Loan Party thereof (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) in connection with the Perfection Requirements and (iii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (b) will not violate any (i) of such Loan Party’s Organizational Documents or (ii) Requirement of Law applicable to such Loan Party which violation, in the case of this clause (b)(ii), could reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any material Contractual Obligation to which such Loan Party is a party which violation, in the case of this clause (c), could reasonably be expected to result in a Material Adverse Effect.

Section 3.04.        Financial Condition; No Material Adverse Effect.

(a)         The financial statements most recently provided pursuant to Section 5.01(a) or (b), as applicable, present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower on a consolidated basis as of such dates and for such periods in accordance with GAAP, (x) except as otherwise expressly noted therein, (y) subject, in the case of quarterly financial statements, to the absence of footnotes and normal year-end adjustments and (z) except as may be necessary to reflect any Permitted Practice Subsidiary Restructuring.

(b)          Since the Closing Date, there have been no events, developments or circumstances that have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.05.        Properties.

(a)          As of the Closing Date, Schedule 3.05 sets forth the address of each Real Estate Asset (or each set of such assets that collectively comprise one operating property) that is owned in fee simple by any Loan Party.

(b)          The Borrower and each of its Restricted Subsidiaries have good and valid fee simple title to or rights to purchase, or valid leasehold interests in, or easements or other limited property interests in, all of their respective Real Estate Assets and have good title to their personal property and assets, in each case, except (i) for defects in title that do not materially interfere with their ability to conduct their business as currently conducted or to utilize such properties and assets for their intended purposes, (ii) for any Lien permitted under Section 6.02 hereof or (iii) where the failure to have such title would not reasonably be expected to have a Material Adverse Effect.

(c)          The Borrower and its Restricted Subsidiaries own or otherwise have a license or right to use all rights in Patents, Trademarks, Copyrights and other rights in works of authorship (including all copyrights embodied in software) and all other intellectual property rights (“IP Rights”) used to conduct their respective businesses as presently conducted without, to the knowledge of the Borrower, any infringement or misappropriation of the IP Rights of third parties, except to the extent the failure to own or license or have rights to use would not, or where such infringement or misappropriation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.06.          Litigation and Environmental Matters.

(a)          Except as disclosed on Schedule 3.06, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any of its Restricted Subsidiaries which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b)        Except for any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (i) neither the Borrower nor any of its Restricted Subsidiaries is subject to or has received notice of any Environmental Claim or Environmental Liability or knows of any basis for any Environmental Liability or Environmental Claim of the Borrower or any of its Restricted Subsidiaries and (ii) neither the Borrower nor any of its Restricted Subsidiaries has failed to comply with any Environmental Law or to obtain, maintain or comply with any Governmental Authorization, permit, license or other approval required under any Environmental Law.

(c)          Neither the Borrower nor any of its Restricted Subsidiaries has treated, stored, transported or Released any Hazardous Materials on, at, under or from any currently or formerly owned, leased or operated real estate or facility in a manner that would reasonably be expected to have a Material Adverse Effect.

Section 3.07.        Compliance with Laws; Healthcare Laws.

(a)         Each of Holdings, the Borrower and each of its Restricted Subsidiaries is in compliance with all Requirements of Law applicable to it or its property, except, in each case where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; it being understood and agreed that this Section 3.07 shall not apply to the Requirements of Law covered by Section 3.17 below.

(b)          Health Care Laws. Notwithstanding the foregoing clause (a) above:

(i)          Each of Holdings, the Borrower and each of its Restricted Subsidiaries is in compliance in all material respects with all Healthcare Laws applicable to it, its assets, business, or operations.

(ii)         HIPAA Compliance.  Each of Holdings, the Borrower and each of its Restricted Subsidiaries (1) is in compliance in all material respects with the applicable requirements of HIPAA, including but not limited to having written agreements in effect as required by HIPAA with all of its Business Associates (as defined by HIPAA); and (2) is not subject to, and would not reasonably be expected to become subject to, any civil or criminal penalty or any investigation, claim or process or data breach with regard to HIPAA that would reasonably be expected to have a Material Adverse Effect.  When acting as a Business Associate, each of Holdings, the Borrower and each of its Restricted Subsidiary has in effect agreements that satisfy all of the requirements of HIPAA in all material respects and ~~no~~neither the Borrower ~~or~~nor Restricted Subsidiary is in material breach of any such agreements.  Each Borrower and each of its Restricted Subsidiaries has developed and has implemented policies and procedures and training programs to facilitate compliance with HIPAA and have performed a thorough assessment of the potential risks and vulnerabilities to the confidentiality, integrity and availability of electronic Protected Health Information (as defined by HIPAA) held in accordance with 45 C.F.R. § 164.308(a)(1)(ii)(A). ~~No~~Neither the Borrower nor any of its Restricted Subsidiaries has received written notice of complaints or investigations from any Governmental Authority regarding their respective uses or disclosure of individually identifiable health-related information that would reasonably be expected to have a material impact on the Issuer and its Restricted Subsidiaries taken as a whole.  With regard to individually identifiable health information, each of the Borrower and each of its Restricted Subsidiaries has no knowledge of any non-permitted use or disclosure, breach of a Business Associate or confidentiality agreement, security incident (other than immaterial incidents that did not result in a disclosure of Protected Health Information) or breach (each as determined by reference to HIPAA or applicable state law) by, or involving the systems of, the Borrower or any Restricted Subsidiary or by any employee, or contractor thereof except, in each case where the ~~failure to do so~~same, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.08.        Investment Company Status.  No Loan Party is an “investment company” as defined in, or is required to be registered under, the Investment Company Act of 1940.

Section 3.09.        Taxes.  Each of Holdings, the Borrower and each of its Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it that are due and payable (including in its capacity as a withholding agent), except (a) Taxes (or any requirement to file Tax returns with respect thereto) that are being contested in good faith by appropriate proceedings and for which the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.10.        ERISA.

(a)          Each Plan is in compliance in form and operation with its terms and with ERISA and the Code and all other applicable Requirements of Law, except where any failure to comply would not reasonably be expected to result in a Material Adverse Effect.

(b)          In the five-year period prior to the date on which this representation is made or deemed made, no ERISA Event has occurred and is continuing or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect.

Section 3.11.        Disclosure.  As of the Closing Date, with respect to information relating to the Borrower and its subsidiaries all written information (other than the financial estimates, other forward-looking information and/or projected information and information of a general economic or industry-specific nature and/or any third party report and/or memorandum (but not the written information) other than forecasts, financial estimates, other forward-looking information and/or projected information and/or general economic or industry-specific information) on which such third party report and/or memorandum was based, if such written information was provided to any Arranger or the Administrative Agent or otherwise concerning Holdings, the Borrower and its subsidiaries prepared by or on behalf of Holdings, the Borrower or its subsidiaries or their respective representatives and made available to any Lender, any Arranger or the Administrative Agent in connection with the Transactions on or before the Closing Date (the “Information”), when taken as a whole, did not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (after giving effect to all supplements and updates thereto from time to time).

Section 3.12.        Solvency.  As of the Closing Date, after giving effect to the Transactions and the incurrence of the Indebtedness and obligations being incurred in connection with this Agreement on the Closing Date, (i) the sum of the debt (including contingent liabilities) of the Borrower and its Restricted Subsidiaries, taken as a whole, does not exceed the fair value of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the capital of the Borrower and its Restricted Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Borrower and its Restricted Subsidiaries, taken as a whole, contemplated as of the Closing Date; and (iii) the Borrower and its Restricted Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in accordance with their terms.  For purposes of this Section 3.12, (A) it is assumed that the Indebtedness and other obligations under this Agreement will come due at its respective maturities and (B) the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

Section 3.13.        Capitalization and Subsidiaries.  Schedule 3.13 sets forth, in each case as of the Closing Date, (a) a correct and complete list of the name of each subsidiary of Holdings and the ownership interest therein held by Holdings or its applicable subsidiary, and (b) the type of entity of Holdings and each of its subsidiaries.  As of the Closing Date, there are no Consolidated APCs, Non-Consolidated APCs or other Affiliated Practices.  As of the Second Amendment Effective Date, there are no “Unrestricted Subsidiaries” (as defined in this Agreement prior to giving effect to the Second Amendment).

Section 3.14.       Security Interest in Collateral.  Subject to the terms of the last paragraph of Section 4.01, the Legal Reservations, the Perfection Requirements and the provisions, limitations and/or exceptions set forth in this Agreement and/or any other Loan Document, the Collateral Documents create legal, valid and enforceable Liens on all of the Collateral in favor of the Administrative Agent, for the benefit of itself and the other Secured Parties, and upon the satisfaction of the applicable Perfection Requirements, such Liens constitute perfected Liens (with the priority that such Liens are expressed to have under the relevant Collateral Documents, unless otherwise permitted hereunder or under any Collateral Document) on the Collateral (to the extent such Liens are required to be perfected under the terms of the Loan Documents) securing the Secured Obligations, in each case as and to the extent set forth therein.

          For the avoidance of doubt, notwithstanding anything herein or in any other Loan Document to the contrary, neither the Borrower nor any other Loan Party makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Capital Stock of any Foreign Subsidiary, or as to the rights and remedies of the Administrative Agent or any Lender with respect thereto, under foreign Requirements of Law, (B) the enforcement of any security interest, or right or remedy with respect to any Collateral that may be limited or restricted by, or require any consent, authorization approval or license under, any Requirement of Law or (C) on the Closing Date to the extent the same is not required on the Closing Date pursuant to the final paragraph of Section 4.01 and until required pursuant to Section 5.12, the pledge or creation of any security interest.

Section 3.15.      Labor Disputes.  Except as individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, (a) there are no strikes, lockouts or slowdowns against the Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Borrower or any of its Restricted Subsidiaries, threatened and (b) the hours worked by and payments made to employees of the Borrower and its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirements of Law dealing with such matters.

Section 3.16.       Federal Reserve Regulations.  No part of the proceeds of any Loan or any Letter of Credit have been used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that results in a violation of the provisions of Regulation U.

Section 3.17.        Sanctions; PATRIOT ACT and FCPA.

(a)        (i) None of Holdings or the Borrower or any of its Subsidiaries or any of the respective directors or officers or, to the knowledge of Holdings or the Borrower, agents (solely to the extent acting in its capacity as an agent for Holdings, the Borrower or any of its subsidiaries) or employees of Holdings, the Borrower or its Subsidiaries is the subject or target of any U.S. economic or financial sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department or the U.S. State Department (collectively, “Sanctions”); and (ii) the Borrower has not used and will not use, directly or, to its knowledge, indirectly, any part of the proceeds of the Loans or Letters of Credit or otherwise made or will make available such proceeds to any Person to finance the activities of any Person that is the subject or target of any Sanctions.

(b)          To the extent applicable, each Loan Party is in compliance, in all material respects, with the USA PATRIOT Act.

(c)        (i) None of Holdings or the Borrower or any of its Subsidiaries or any of the respective directors or officers or, to the knowledge of Holdings or the Borrower, agents (solely to the extent acting in its capacity as an agent for Holdings, the Borrower or any of its Subsidiaries) or employees of Holdings, the Borrower or any of its Subsidiaries, has taken any action, directly or indirectly, that would result in a material violation by any such Person of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), including, without limitation, making any offer, payment, promise to pay or authorization or approval of the payment of any money, or other property, gift, promise to give or authorization of the giving of anything of value, directly or indirectly, to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in each case in contravention of the FCPA and any other applicable Requirement of Law of any Governmental Authority relating to the corruption or bribery; and (ii) the Borrower has not used and will not use, directly or, to its knowledge, indirectly, any part of the proceeds of the Loans or Letters of Credit or otherwise made or will make available such proceeds to any governmental official or employee, political party, official of a political party, candidate for public office or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage in violation of the FCPA.

The representations and warranties set forth in Section 3.17 above made by or on behalf of any Foreign Subsidiary are subject to and limited by any Requirement of Law applicable to such Foreign Subsidiary; it being understood and agreed that to the extent that any Foreign Subsidiary is unable to make any representation or warranty set forth in Section 3.17 as a result of the application of this sentence, such Foreign Subsidiary shall be deemed to have represented and warranted that it is in compliance, in all material respects, with any equivalent Requirement of Law relating to anti-terrorism, anti-corruption or anti-money laundering that is applicable to such Foreign Subsidiary in its relevant local jurisdiction of organization.

ARTICLE 4

CONDITIONS

Section 4.01.        Closing Date.  The obligations of (i) each Lender to make Loans and (ii) any Issuing Bank to issue Letters of Credit shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)          Credit Agreement and Loan Documents.  The Administrative Agent (or its counsel) shall have received from each Loan Party, to the extent party thereto, (i) a counterpart signed by such Loan Party (or written evidence reasonably satisfactory to the Administrative Agent and the Lender Representative (which may include a copy transmitted by facsimile or other electronic method) that such party has signed a counterpart) of (A) this Agreement, (B) the Security Agreement, (C) any Intellectual Property Security Agreement, (D) the Loan Guaranty and (E) each Promissory Note requested by a Lender at least three Business Days prior to the Closing Date and (ii) a Borrowing Request as required by Section 2.03.

(b)          Legal Opinions.  The Administrative Agent and the Lender Representative (or their counsel) shall have received, on behalf of itself, the Lenders and each Issuing Bank on the Closing Date, (i) a customary written opinion of Weil, Gotshal & Manges LLP, in its capacity as special counsel for the Loan Parties and (ii) customary written opinions of local counsel to the Loan Parties organized in the jurisdictions set forth on Schedule 4.01(b), each dated the Closing Date and addressed to the Administrative Agent, the Lenders and each Issuing Bank.

(c)          Financial Statements and Pro Forma Financial Statements.  The Administrative Agent shall have received:

(i)          the audited consolidated balance sheet of the Parent for the Fiscal Year ended on December 31, 2020 and the audited consolidated statements of income and cash flows of the Parent for the Fiscal Year then ended; and

(ii)          the unaudited consolidated balance sheet and the unaudited consolidated statements of operations and cash flows of Parent for the Fiscal Quarters ended on March 31, 2021, June 30, 2021 and September 30, 2021.

(d)         Secretary’s Certificate and Good Standing Certificates.  The Administrative Agent (or its counsel) shall have received (i) a certificate of each Loan Party, dated the Closing Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization of such Loan Party, certified by the relevant authority of its jurisdiction of organization, (x) the certificate or articles of incorporation, formation or organization of such Loan Party attached thereto has not been amended (except as attached thereto) since the date reflected thereon, (y) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Closing Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect and (z) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution and delivery of the Loan Documents, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or other authorized signatories of such Loan Party who are authorized to sign the Loan Documents to which such Loan Party is a party on the Closing Date and (ii) a good standing (or equivalent) certificate for such Loan Party from the relevant authority of its jurisdiction of organization, dated as of a recent date.

(e)          Representations and Warranties.  The representations and warranties of the Loan Parties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of any such Credit Extension with the same effect as though such representations and warranties had been made on and as of the date of such Credit Extension; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects as of such date or for such period; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such periods.

(f)          Fees.  Prior to or substantially concurrently with the funding of the Initial Term Loans hereunder, the Administrative Agent shall have received (i) all fees required to be paid by the Borrower on the Closing Date pursuant to the Fee Letters and (ii) all expenses required to be paid by the Borrower for which invoices have been presented at least three Business Days prior to the Closing Date or such later date to which the Borrower may agree (including the reasonable fees and expenses of legal counsel required to be paid), in each case on or before the Closing Date, which amounts may be offset against the proceeds of the Loans.

(g)          Refinancing.  Substantially concurrently with the initial funding of the Loans hereunder, including by use of the proceeds thereof, the Refinancing shall be consummated and the Administrative Agent shall have received a customary payoff letter providing for the release of liens securing the obligations under the Existing Credit Agreement.

(h)        Solvency.  The Administrative Agent (or its counsel) shall have received a certificate in substantially the form of Exhibit P from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Borrower dated as of the Closing Date and certifying as to the matters set forth therein.

(i)          Perfection Certificate.  The Administrative Agent (or its counsel) shall have received a completed Perfection Certificate dated the Closing Date and signed by a Responsible Officer of each Loan Party, together with all attachments contemplated thereby.

(j)          Pledged Stock and Pledged Notes.  Subject to the final paragraph of this Section 4.01, the Administrative Agent (or its counsel) shall have received (i) the certificates representing the Capital Stock required to be pledged pursuant to the Security Agreement, together with an undated stock power or similar instrument of transfer for each such certificate endorsed in blank by a duly authorized officer of the pledgor thereof, and (ii) each Material Debt Instrument (if any) endorsed (without recourse) in blank (or accompanied by an transfer form endorsed in blank) by the pledgor thereof.

(k)          Filings Registrations and Recordings.  Subject to the final paragraph of this Section 4.01, each document (including any UCC (or similar) financing statement) required by any Collateral Document or under applicable Requirements of Law to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral required to be delivered pursuant to such Collateral Document, shall be in proper form for filing, registration or recordation.

(l)          Series A Preferred Shares.  Prior to or substantially concurrently with the initial funding of the Loans hereunder, the Parent shall have issued the Series A Preferred Shares, on terms reasonably acceptable to the Lender Representative, the gross proceeds of which shall not be less than $165,000,000.

(m)        Minimum Unrestricted Cash.  After giving effect to the Transactions, the Unrestricted Cash Amount shall not be less than $90,000,000.

(n)         USA PATRIOT Act.  No later than three Business Days in advance of the Closing Date, the Administrative Agent shall have received all documentation and other information reasonably requested with respect to any Loan Party in writing by the Administrative Agent at least ten Business Days in advance of the Closing Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(o)          Officer’s Certificate.  The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying satisfaction of the conditions precedent set forth in Section 4.01(e), (l) and (m).

For purposes of determining whether the conditions specified in this Section 4.01 have been satisfied on the Closing Date, by funding the Loans hereunder or issuing a Letter of Credit on the Closing Date, the Administrative Agent, each Lender and each Issuing Bank, as applicable, shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent, such Lender or such Issuing Bank, as applicable.

Notwithstanding the foregoing, to the extent that the Lien on any Collateral is not or cannot be created or perfected on the Closing Date (other than, to the extent required herein or in the other Loan Documents, (a) the creation and perfection of a Lien on Collateral that is of the type that may be perfected by the filing of a Form UCC-1 financing statement under the UCC and (b) a pledge of the Capital Stock of the Borrower and any Subsidiary Guarantor with respect to which a Lien may be perfected on the Closing Date by the delivery of a stock or equivalent certificate (together with a stock power or similar instrument endorsed in blank for the relevant certificate) (other than any such certificate that has not been delivered to the Borrower at least three Business Days prior to the Closing Date, to the extent the Borrower has used commercially reasonable efforts to procure delivery thereof, which may instead be delivered within five Business Days after the Closing Date (or such later date as the Administrative Agent may reasonably agree)), in each case, after the Borrower’s use of commercially reasonable efforts to do so without undue burden or expense, then the creation and/or perfection of such Lien shall not constitute a condition precedent to the availability or initial funding of the Term Facility and the effectiveness of the Revolving Facility on the Closing Date, but may instead be delivered or perfected within the time period set forth in Section 5.15 (or such later date as the Administrative Agent may reasonably agree).

Section 4.02.         Each Credit Extension.  After the Closing Date, the obligation of each Revolving Lender to make any Credit Extension is subject to the satisfaction of the following conditions:

(a)          (i) In the case of any Borrowing, the Administrative Agent shall have received a Borrowing Request as required by Section 2.03, (ii) in the case of the issuance of any Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance of such Letter of Credit as required by Section 2.05(b) or (iii) in the case of any Borrowing of Swingline Loans, the Swingline Lender and the Administrative Agent shall have received a request as required by Section 2.04(a).

(b)         The representations and warranties of the Loan Parties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of any such Credit Extension with the same effect as though such representations and warranties had been made on and as of the date of such Credit Extension; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects as of such date or for such period; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such periods.

(c)          At the time of and immediately after giving effect to the applicable Credit Extension, no Event of Default or Default has occurred and is continuing.

Each Credit Extension after the Closing Date shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (b) and (c) of this Section; provided, however, that the conditions set forth in this Section 4.02 shall not apply to (A) any Incremental Loan made in connection with any acquisition, other Investment or irrevocable repayment or redemption of Indebtedness and/or (B) any Credit Extension under any Incremental Facility Amendment and/or Extension Amendment unless in each case the lenders in respect thereof have required satisfaction of the same in the applicable Incremental Facility Amendment or Extension Amendment, as applicable.

ARTICLE 5

AFFIRMATIVE COVENANTS

From the Closing Date until the date on which all Revolving Credit Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document (other than contingent indemnification obligations for which no claim or demand has been made) have been paid in full in Cash and all Letters of Credit have expired or have been terminated (or have been (x) collateralized or back stopped by a letter of credit or otherwise in a manner reasonably satisfactory to the relevant Issuing Bank or (y) deemed reissued under another agreement in a manner reasonably acceptable to the applicable Issuing Bank and the Administrative Agent) and all LC Disbursements have been reimbursed (such date, the “Termination Date”), Holdings (solely with respect to Sections 5.02, 5.03 and 5.12) and the Borrower hereby covenant and agree with the Lenders that:

Section 5.01.          Financial Statements and Other Reports.  The Borrower will deliver to the Administrative Agent for delivery by the Administrative Agent, subject to Section 9.05(f), to each Lender:

(a)          Quarterly Financial Statements.  Within 50 days (or (x) in the case of the Fiscal Quarter ending March 31, 2022 and (y) any Fiscal Quarter in which a Permitted Practice Subsidiary Restructuring is consummated with respect to any material subsidiary (in the good faith determination of the Borrower), 75 days) after the end of each of the first three Fiscal Quarters of each Fiscal Year, commencing with the Fiscal Quarter ending March 31, 2022, the consolidated balance sheet of the Borrower as at the end of such Fiscal Quarter and the related consolidated statements of operations and cash flows of the Borrower for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, and setting forth, in reasonable detail, in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail, together with a Responsible Officer Certification (which may be included in the applicable Compliance Certificate) with respect thereto; provided, however, that such financial statements shall only be required to reflect the Borrower’s good faith estimate of any purchase accounting adjustments relating to any acquisition consummated after the Closing Date until the Fiscal Quarter ending March 31 of the Fiscal Year following the Fiscal Year in which the relevant acquisition was consummated;

(b)         Annual Financial Statements.  Within 120 days after the end of each Fiscal Year ending on or after December 31, 2021, (i) the consolidated balance sheet of the Borrower as at the end of such Fiscal Year and the related consolidated statements of operations, stockholders’ equity and cash flows of the Borrower for such Fiscal Year and setting forth, in reasonable detail, in comparative form the corresponding figures for the previous Fiscal Year and (ii) with respect to such consolidated financial statements, a report thereon of an independent certified public accountant of recognized national standing (which report, for each Fiscal Year ending after January 1, 2022, except for the Fiscal Years ending on or about December 31, 2022, December 31, 2023 and December 31, 2024, shall not be subject to a “going concern” explanatory paragraph or like statement (except as resulting from (A) the impending maturity of any Indebtedness within the four full Fiscal Quarter period following the relevant audit date and/or (B) any breach or anticipated breach of any financial covenant)), and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Borrower as at the dates indicated and its income and cash flows for the periods indicated in conformity with GAAP;

(c)         Compliance Certificate; KPIs.  Together with each delivery of financial statements of the Borrower pursuant to Sections 5.01(a) and (b), (i) a duly executed and completed Compliance Certificate, (ii) (A) ~~a summary of the pro forma adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such financial statements~~[reserved] and (B) a list identifying each subsidiary of the Borrower as ~~a Restricted Subsidiary or an Unrestricted Subsidiary as~~ of the date of delivery of such Compliance Certificate or confirmation that there is no change in such information since the later of the Closing Date and the date of the last such list and (iii) ~~a report of Key Performance Indicators for the~~solely with respect to any Compliance Certificate delivered with financial statements pursuant to Section 5.01(a), information for the last month in the relevant Fiscal Quarter ~~or Fiscal Year, as applicable;~~in form and detail substantially consistent with the Monthly Reporting Package (it being understood that, notwithstanding anything in the form of Compliance Certificate to the contrary, the information required by this clause (iii) shall not be required to be provided with any Compliance Certificate delivered with financial statements under Section 5.01(b));

(d)         Liquidity Reporting.  Within 30 days after each Liquidity Covenant Test Date, a calculation of the average Liquidity of the Borrower and its Restricted Subsidiaries, taken as a whole, (determined in good faith by the Borrower) for the 45 consecutive days preceding the applicable Liquidity Covenant Test Date (a “Liquidity Report”).

(e)          Notice of Default.  Promptly upon any Responsible Officer of the Borrower obtaining knowledge of (i) any Default or Event of Default or (ii) the occurrence of any event or change that has caused or evidences or would reasonably be expected to cause or evidence, either individually or in the aggregate, a Material Adverse Effect, a reasonably-detailed notice specifying the nature and period of existence of such condition, event or change and what action the Borrower has taken, is taking and proposes to take with respect thereto;

(f)        Notice of Litigation.  Promptly upon any Responsible Officer of the Borrower obtaining knowledge of (i) the institution of, or threat of, any Adverse Proceeding not previously disclosed in writing by the Borrower to the Administrative Agent, or (ii) any material development in any Adverse Proceeding that, in the case of either of clauses (i) or (ii), could reasonably be expected to have a Material Adverse Effect, written notice thereof from the Borrower together with such other non-privileged information as may be reasonably available to the Loan Parties to enable the Lenders to evaluate such matters;

(g)          ERISA.  Promptly upon any Responsible Officer of the Borrower becoming aware of the occurrence of any ERISA Event that could reasonably be expected to have a Material Adverse Effect, a written notice specifying the nature thereof;

~~(h) [Reserved];~~

(h)        Second Lien Note Documents; Specified Junior Debt. (i) Promptly upon the delivery or receipt thereof (and in any event not later than five Business Days after such delivery or receipt, or such later date as the Administrative Agent and the Lender Representative may agree), copies of any notice of any event of default under the Second Lien Note Documents and the documentation governing any other Specified Junior Debt and (ii) promptly (and in any event not later than five Business Days after such delivery or receipt, or such later date as the Administrative Agent and the Lender Representative may agree) following the execution thereof, a copy of any amendment, restatement or amendment and restatement of, or waiver under, any Second Lien Note Document or any documentation governing any other Specified Junior Debt;

(i)           Information Regarding Collateral.  Prompt (and, in any event, within 90 days of the relevant change) written notice (i) with respect to any Parent Loan Guarantor, Holdings, the Borrower or any other Loan Party that is a Domestic Subsidiary, of any change in (A) such Parent Loan Guarantor’s or such Loan Party’s legal name, (B) such Parent Loan Guarantor’s or such Loan Party’s type of organization, (C) such Parent Loan Guarantor’s or such Loan Party’s jurisdiction of organization or (D) such Parent Loan Guarantor’s or such Loan Party’s organizational identification number, in each case, to the extent such information is necessary to enable the Administrative Agent to perfect or maintain the perfection and priority of its security interest in the Collateral of the relevant Parent Loan Guarantor or Loan Party, together with a certified copy of the applicable Organizational Document reflecting the relevant change, and (ii) with respect to any Loan Party that is a Discretionary Guarantor, such types of changes affecting the perfection or priority of the Administrative Agent’s security interest in the applicable Collateral of such Discretionary Guarantor as the Borrower and the Administrative Agent have agreed in connection with such Loan Party becoming a Discretionary Guarantor;

~~(j) [Reserved];~~

(j)        Cash Flow Forecasts.  Not later than the Thursday of the last calendar week of each calendar month during the Cash Flow Reporting Period, a rolling 13 week cash flow projection of the Borrower and its subsidiaries on a consolidated basis, each substantially in a form consistent with the Cash Flow Forecast delivered under Section 8(a) of the Second Amendment or otherwise in form and detail reasonably satisfactory to the Administrative Agent and the Lender Representative, together with a variance report showing on a line item basis the dollar variance of actual cash disbursements and cash receipts versus the Cash Flow Forecast that was most recently provided; it being understood and agreed that (1) the requirements set forth in this clause (j) shall not apply if the delivery date therefor does not occur during a Cash Flow Reporting Period and (2) for the avoidance of doubt, the determination of whether a Default or Event of Default has occurred under Section 6.15 shall not be based solely on the information contained in any Cash Flow Forecast delivered pursuant to this Section 5.01(j);

(k)         Certain Reports.  Promptly upon their becoming available and without duplication of any obligations with respect to any such information that is otherwise required to be delivered under the provisions of any Loan Document, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Holdings or its applicable Parent Company to all of its security holders acting in such capacity and (ii) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, publicly filed by Holdings or its applicable Parent Company with any securities exchange or with the SEC or any analogous Governmental Authority or private regulatory authority with jurisdiction over matters relating to securities, in each case, other than any prospectus with respect to any equity plan; ~~and~~

(l)          Monthly Reports.  Within 30 days after the end of each month ending after the Second Amendment Effective Date (other than the last month of any of the first three Fiscal Quarters of any Fiscal Year), (i) the consolidated balance sheet of the Borrower as at the end of such month and the related consolidated statements of income and cash flows of the Borrower for such month and for the period from the beginning of the current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and (ii) a monthly reporting package in substantially the form and detail agreed by the Borrower, the Administrative Agent and the Lender Representative prior to the Second Amendment Effective Date (the “Monthly Reporting Package”).  It is understood and agreed that the determination of whether a Default or Event of Default has occurred under Section 6.15 shall not be based solely on the information delivered pursuant to this Section 5.01(l); and

(m)       ~~(l)~~ Other Information.  Such other certificates, reports and information (financial or otherwise) as the Administrative Agent or Lender Representative may reasonably request from time to time regarding the financial condition or business of the Borrower and its Restricted Subsidiaries.

Documents required to be delivered pursuant to this Section 5.01 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower (or a representative thereof) (x) posts such documents or (y) provides a link thereto at the website address listed on Schedule 9.01; (ii) on which such documents are delivered by the Borrower to the Administrative Agent for posting on behalf of the Borrower on IntraLinks, SyndTrak or another relevant website (the “Platform”), if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); (iii) on which such documents are electronically mailed to the Administrative Agent (or transmitted to the Administrative Agent in a manner to which the Administrative Agent may reasonably agree); and/or (iv) in respect of the items required to be delivered pursuant to Section 5.01(a), (b) and/or (k) (including with respect to such information filed by Holdings and/or any Parent Company), on which such items have been made available on the SEC website or the website of the relevant analogous governmental or private regulatory authority or securities exchange (including, for the avoidance of doubt, by way of “EDGAR”).

Notwithstanding the foregoing, the obligations in paragraphs (a), (b) and (hl) of this Section 5.01 may be satisfied with respect to any financial statements of the Borrower by furnishing (A) the applicable financial statements of Holdings (or any other Parent Company) or (B) Holdings’ (or any other Parent Company’s), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC or any securities exchange, in each case, within the time periods specified in such paragraphs; provided that, with respect to each of clauses (A) and (B), (i) to the extent such financial statements relate to any Parent Company, such financial statements shall be accompanied by consolidating information that summarizes in reasonable detail the differences between the information relating to such Parent Company, on the one hand, and the information relating to the Borrower and its consolidated subsidiaries and Consolidated APCs on a standalone basis, on the other hand, which consolidating information shall be certified by a Responsible Officer of the Borrower as having been fairly presented in all material respects and (ii) to the extent such statements are in lieu of statements required to be provided under Section 5.01(b), such statements shall be accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall satisfy the applicable requirements set forth in Section 5.01(b) as if the references to “the Borrower” therein were references to such Parent Company.

No financial statement required to be delivered pursuant to Section 5.01(a) or (b) shall be required to include acquisition accounting adjustments relating to the Transactions or any Permitted Acquisition or other Investment to the extent it is not practicable to include any such adjustments in such financial statement.

Section 5.02.       Existence.  Except as otherwise permitted under Section 6.07, Holdings and the Borrower will, and the Borrower will cause each of its Restricted Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights, franchises, licenses and permits material to its business except, other than with respect to the preservation of the existence of the Borrower, to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect; provided that none of the Borrower’s Restricted Subsidiaries shall be required to preserve any such existence (other than with respect to the preservation of existence of the Borrower), right, franchise, license or permit if a Responsible Officer of such Person or such Person’s board of directors (or similar governing body) determines that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to the Lenders (taken as a whole).

Section 5.03.        Payment of Taxes.  Holdings and the Borrower will, and the Borrower will cause each of its Restricted Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income or businesses or franchises before any penalty or fine accrues thereon; provided, however, that no such Tax need be paid if (a) it is being contested in good faith by appropriate proceedings, so long as (i) adequate reserves or other appropriate provisions, as are required in conformity with GAAP, have been made therefor and (ii) in the case of a Tax which has resulted or may result in the creation of a Lien on any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax or (b) failure to pay or discharge the same could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 5.04.       Maintenance of Properties.  The Borrower will, and will cause each of its Restricted Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear and casualty and condemnation excepted, all property reasonably necessary to the normal conduct of business of the Borrower and its Restricted Subsidiaries and from time to time will make or cause to be made all needed and appropriate repairs, renewals and replacements thereof except as expressly permitted by this Agreement or where the failure to maintain such properties or make such repairs, renewals or replacements could not reasonably be expected to have a Material Adverse Effect.

Section 5.05.       Insurance.  Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, the Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, such insurance coverage with respect to liability, loss or damage in respect of the assets, properties and businesses of the Borrower and its Restricted Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons.  Each such policy of insurance shall, subject to Section 5.15 hereof, (i) name the Administrative Agent on behalf of the Secured Parties as an additional insured thereunder as its interests may appear and (ii) (A) to the extent available from the relevant insurance carrier in the case of each casualty insurance policy (excluding any business interruption insurance policy), contain a lender loss payable clause or endorsement that names the Administrative Agent, on behalf of the Secured Parties as the loss payee thereunder and (B) to the extent available from the relevant insurance carrier after submission of a request by the applicable Loan Party to obtain the same, provide for at least 30 days’ prior written notice to the Administrative Agent of any modification or cancellation of such policy (or 10 days’ prior written notice in the case of the failure to pay any premiums thereunder).

Section 5.06.       Inspections.  The Borrower will, and will cause each of its Restricted Subsidiaries to, permit any authorized representative designated by the Administrative Agent to visit and inspect any of the properties of the Borrower and any of its Restricted Subsidiaries at which the principal financial records and executive officers of the applicable Person are located, to inspect, copy and take extracts from its and their respective financial and accounting records, and to discuss its and their respective affairs, finances and accounts with its and their Responsible Officers and independent public accountants (provided that the Borrower (or any of its subsidiaries) may, if it so chooses, be present at or participate in any such discussion) at the expense of the Borrower, all upon reasonable notice and at reasonable times during normal business hours; provided that (a) only the Administrative Agent on behalf of the Lenders may exercise the rights of the Administrative Agent and the Lenders under this Section 5.06 and (b) except as expressly set forth in the proviso below during the continuance of an Event of Default, the Administrative Agent shall not exercise such rights more often than one time during any calendar year; provided, further, that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice; provided, further, that notwithstanding anything to the contrary herein, neither the Borrower nor any Restricted Subsidiary shall be required to disclose, permit the inspection, examination or making of copies of or taking abstracts from, or discuss any document, information, or other matter (A) that constitutes non-financial trade secrets or non-financial proprietary information of the Borrower and its subsidiaries and/or any of its customers and/or suppliers, (B) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives or contractors) is prohibited by applicable Requirements of Law, (C) that is subject to attorney-client or similar privilege or constitutes attorney work product or (D) in respect of which Holdings, the Borrower or any Restricted Subsidiary owes confidentiality obligations to any third party (provided such confidentiality obligations were not entered into in contemplation of the requirements of this Section 5.06).

Section 5.07.      Maintenance of Book and Records.  The Borrower will, and will cause its Restricted Subsidiaries to, maintain proper books of record and account containing entries of all material financial transactions and matters involving the assets and business of the Borrower and its Restricted Subsidiaries that are full, true and correct in all material respects and permit the preparation of consolidated financial statements in accordance with GAAP.

Section 5.08.        Compliance with Laws.

(a)         The Borrower shall comply, and shall cause each of its Subsidiaries to comply,: (i) in all material respects, with applicable Sanctions, the FCPA and USA PATRIOT Act; and (ii) the requirements of all other applicable Requirements of Law (including applicable ERISA and all Environmental Laws), except to the extent the failure of the Borrower or the relevant Restricted Subsidiary to comply could not reasonably be expected to have a Material Adverse Effect.

(b)          Each Loan Party shall (i) comply in all material respects with all Healthcare Laws, the terms of any Healthcare Permits and any order or directive of any Governmental Authority with jurisdiction pursuant to Healthcare Laws and (ii) obtain and maintain in full force and effect all Healthcare Permits, in each case in this Section 5.08(b), except to the extent the failure of the same to be true could not reasonably be expected to have a Material Adverse Effect.

Section 5.09.        Environmental.

(a)          Environmental Disclosure.  The Borrower will deliver to the Administrative Agent as soon as practicable following the sending or receipt thereof by the Borrower or any of its Restricted Subsidiaries, a copy of any and all written communications with respect to (A) any Environmental Claim that, individually or in the aggregate, has a reasonable possibility of giving rise to a Material Adverse Effect, (B) any Release required to be reported by the Borrower or any of its Restricted Subsidiaries to any federal, state or local governmental or regulatory agency or other Governmental Authority that reasonably could be expected to have a Material Adverse Effect, (C) any request made to the Borrower or any of its Restricted Subsidiaries for information from any governmental agency that suggests such agency is investigating whether the Borrower or any of its Restricted Subsidiaries may be potentially responsible for any Hazardous Materials Activity which is reasonably expected to have a Material Adverse Effect and (D) subject to the limitations set forth in the proviso to Section 5.01(l), such other documents and information as from time to time may be reasonably requested by the Administrative Agent in relation to any matters disclosed pursuant to this Section 5.09(a);

(b)        Hazardous Materials Activities, Etc.  The Borrower shall promptly take, and shall cause each of its Restricted Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by the Borrower or its Restricted Subsidiaries, and address with appropriate corrective or remedial action any Release or threatened Release of Hazardous Materials at or from any Facility, in each case, that could reasonably be expected to have a Material Adverse Effect and (ii) make an appropriate response to any Environmental Claim against the Borrower or any of its Restricted Subsidiaries and discharge any obligations it may have to any Person thereunder, in each case, where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

~~Section 5.10. Designation of Subsidiaries.  The Borrower may at any time after the Closing Date designate (or redesignate) any subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) after giving effect to such designation, no Event of Default exists (including after giving effect to the reclassification of Investments in, Indebtedness of and Liens on the assets of, the applicable Restricted Subsidiary or Unrestricted Subsidiary), (ii) as of the date of the designation thereof, no Unrestricted Subsidiary shall own any Capital Stock in any Restricted Subsidiary of the Borrower (unless such Restricted Subsidiary is also designated as an Unrestricted Subsidiary) or hold any Indebtedness of or any Lien on any property of the Borrower or its Restricted Subsidiaries (unless the Borrower or such Restricted Subsidiary is permitted to incur such Indebtedness or grant such Liens in favor of such Unrestricted Subsidiary pursuant to Sections 6.01 and 6.02), (iii) at the time of any designation of a Restricted Subsidiary as an Unrestricted Subsidiary, the aggregate amount of the fair market value (as determined by the Borrower in good faith) of the assets of such subsidiary, together with the aggregate amount of the fair market value (as determined by the Borrower in good faith) of all assets transferred from Restricted Subsidiaries to Unrestricted Subsidiaries prior to such time, shall not exceed $10,000,000, (iv) no agreements evidencing Acceptable Practice Management Arrangements and/or Management Services Agreement or Material Intellectual Property may be transferred to an Unrestricted Subsidiary and (v) at the time any Restricted Subsidiary is designated as an Unrestricted Subsidiary, such Restricted Subsidiary shall not own Material Intellectual Property or be party to an Acceptable Practice Management Arrangement.  The designation of any subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower (or its applicable Restricted Subsidiary) therein at the date of designation in an amount equal to the portion of the fair market value of the net assets of such subsidiary attributable to the Borrower’s (or its applicable Restricted Subsidiary’s) equity interest therein as reasonably estimated by the Borrower (and such designation shall only be permitted to the extent such Investment is permitted under Section 6.06).  The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the making, incurrence or granting, as applicable, at the time of designation of any then-existing Investment, Indebtedness or Lien of such subsidiary, as applicable; provided that upon any re-designation of any Unrestricted Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have an Investment in the resulting Restricted Subsidiary in an amount (if positive) equal to (a) the Borrower’s “Investment” in such Restricted Subsidiary at the time of such re-designation, less (b) the portion of the fair market value of the net assets of such Restricted Subsidiary attributable to the Borrower’s equity therein at the time of such re-designation.~~

Section 5.10.        [Reserved].

Section 5.11.        Use of Proceeds.  The Borrower shall use the proceeds of the Revolving Loans (a) on the Closing Date to cash collateralize the Existing Letters of Credit and (b) after the Closing Date, to finance working capital needs and other general corporate purposes of the Borrower and its subsidiaries and any other purpose not prohibited by the terms of the Loan Documents.  The Borrower shall use the proceeds of the Initial Term Loans solely to finance a portion of the Transactions (including the payment of Transaction Costs funding cash to the balance sheet of the Borrower).  The Borrower shall use the proceeds of the Swingline Loans made after the Closing Date to finance the working capital needs and other general corporate purposes of the Borrower and its subsidiaries and any other purpose not prohibited by the terms of the Loan Documents.  Letters of Credit may be issued (i) on the Closing Date to replace or provide credit support for any letter of credit, bank guarantee and/or surety, customs, performance or similar bond of the Borrower and its subsidiaries or any of their respective Affiliates and/or to replace cash collateral posted by any of the foregoing Persons and (ii) after the Closing Date, for general corporate purposes of the Borrower and its subsidiaries and any other purpose not prohibited by the terms of the Loan Documents.

Section 5.12.        Covenant to Guarantee Obligations and Give Security.

(a)         Upon (i) the formation or acquisition after the Closing Date of any Restricted Subsidiary that is a Domestic Subsidiary, (ii) ~~the designation of any Unrestricted Subsidiary that is a Domestic Subsidiary as a Restricted Subsidiary,~~[reserved], (iii) any Restricted Subsidiary that is a Domestic Subsidiary ceasing to be an Immaterial Subsidiary or (iv) any Restricted Subsidiary that was an Excluded Subsidiary ceasing to be an Excluded Subsidiary, (x) if the event giving rise to the obligation under this Section 5.12(a) occurs during the first three Fiscal Quarters of any Fiscal Year, on or before the date on which financial statements are required to be delivered pursuant to Section 5.01(a) for the Fiscal Quarter in which the relevant formation, acquisition, designation or cessation occurred or (y) if the event giving rise to the obligation under this Section 5.12(a) occurs during the fourth Fiscal Quarter of any Fiscal Year, on or before the date that is 60 days after the end of such Fiscal Quarter (or, in the cases of clauses (x) and (y), such longer period as the Administrative Agent and the Lender Representative may reasonably agree), the Borrower shall (A) cause such Restricted Subsidiary (other than any Excluded Subsidiary) to comply with the requirements set forth in clause (b) of the definition of “Collateral and Guarantee Requirement” and (B) upon the reasonable request of the Administrative Agent and the Lender Representative, cause the relevant Restricted Subsidiary (other than any Excluded Subsidiary) to deliver to the Administrative Agent a signed copy of a customary opinion of counsel for such Restricted Subsidiary, addressed to the Administrative Agent and the other relevant Secured Parties.

(b)         Within 90 days after the acquisition by any Loan Party and/or any Parent Loan Guarantor of any Material Real Estate Asset other than any Excluded Asset (or such longer period as the Administrative Agent and the Lender Representative may reasonably agree), the Borrower shall cause such Loan Party or Parent Loan Guarantor to comply with the requirements set forth in clause (d) of the definition of “Collateral and Guarantee Requirement”; it being understood and agreed that, with respect to any Material Real Estate Asset owned by any ~~Restricted Subsidiary~~Person at the time such ~~Restricted Subsidiary~~Person is required to become a Loan Party or a Parent Loan Guarantor under ~~Section 5.12(a) above~~this Agreement, such Material Real Estate Asset shall be deemed to have been acquired by such Restricted Subsidiary on the first day of the time period within which such ~~Restricted Subsidiary~~Person is required to become a Loan Party or a Parent Loan Guarantor under ~~Section 5.12(a)~~this Agreement.

(c)          Notwithstanding anything to the contrary herein or in any other Loan Document, the Borrower may, in its sole discretion, elect to cause any Restricted Subsidiary and/or Parent Company (any such Person, a “Discretionary Guarantor”) that is not otherwise required to be a Subsidiary Guarantor to provide a Loan Guaranty by causing such Person to execute a Joinder Agreement, and any such Person shall constitute a Loan Party and a Guarantor for all purposes hereunder and, in the case of any Restricted Subsidiary so designated as a Discretionary Guarantor, shall cease to be an Excluded Subsidiary until such time as such Discretionary Guarantor is released from its obligations under the Loan Guaranty in accordance with Sections 8.09(b) and 9.22; it being understood and agreed that such Person shall grant a security interest in such categories of assets pursuant to such documentation as the Borrower, the Administrative Agent and the Lender Representative may reasonably agree; provided that (i) in the case of any Discretionary Guarantor that is a Foreign Subsidiary, the jurisdiction of such person is reasonably satisfactory to the Administrative Agent and the Lender Representative and (ii) the Administrative Agent shall have received at least two business days prior to such person becoming a Guarantor, all documentation and other information in respect of such person required under applicable “know your customer” and anti-money laundering rules and regulations (including the USA Patriot Act).

(d)          The Borrower shall, or shall cause each applicable Loan Party and Parent Loan Guarantor to, use commercially reasonable efforts to enter into a Control Agreement with respect to each Deposit Account (other than Excluded Accounts) of the Borrower and the other Loan Parties and the Parent Loan Guarantors within 120 days (as may be extended by the Administrative Agent, the Lender Representative and the Borrower) (i) after the Closing Date, in the case of each such Deposit Account held by any Loan Party on the Closing Date or (ii) after the later of (A) the date the holder of such Deposit Account becomes a Loan Party or Parent Loan Guarantor and (B) the date of opening or acquisition of such Deposit Account; provided that, if the applicable Loan Party or Parent Loan Guarantor has used its commercially reasonable efforts to obtain such Control Agreement with respect to the applicable Deposit Account but has been unable to do so within the 120-day period (as may be extended as provided above in this clause (d)), the obligation set forth in this clause (d) shall cease.

(e)          Notwithstanding anything to the contrary herein or in any other Loan Document, it is understood and agreed that:

(i)          the Administrative Agent and the Lender Representative may grant extensions of time (including after the expiration of any relevant period, which apply retroactively) for the creation and perfection of security interests in, or obtaining of title insurance, legal opinions, surveys or other deliverables with respect to, particular assets or the provision of any Loan Guaranty by any Restricted Subsidiary (in connection with assets acquired, or Restricted Subsidiaries formed or acquired, after the Closing Date), and each Lender hereby consents to any such extension of time,

(ii)          any Lien required to be granted from time to time pursuant to the definition of “Collateral and Guarantee Requirement” shall be subject to the exceptions and limitations set forth in the Collateral Documents,

(iii)       perfection by control shall not be required with respect to assets requiring perfection through control agreements or other control arrangements (other than (A) Control Agreements with respect to Deposit Accounts of Loan Parties and the Parent Loan Guarantors, to the extent constituting Collateral and (B) control of pledged Capital Stock and/or Material Debt Instruments, in each case to the extent the same otherwise constitute Collateral),

(iv)         no Loan Party or Parent Loan Guarantor shall be required to seek any landlord lien waiver, bailee letter, estoppel, warehouseman waiver or other collateral access or similar letter or agreement;

(v)          no Loan Party or Parent Loan Guarantor (other than any Discretionary Guarantor that is organized under the laws of the jurisdiction outside of the US) will be required to (A) take any action outside of the U.S. in order to create or perfect any security interest in any asset located outside of the U.S., (B) execute any security agreement, pledge agreement, mortgage, deed, charge or other collateral document governed by the laws of any jurisdiction other than the US, any state thereof or the District of Columbia or (C) make any foreign intellectual property filing, conduct any foreign intellectual property search or prepare any foreign intellectual property schedule, in each case other than with respect to a Foreign Subsidiary designated as a Subsidiary Guarantor pursuant to clause (c) above;

(vi)         in no event will the Collateral include any Excluded Asset;

(vii)       no action shall be required to perfect any Lien with respect to (1) any vehicle or other asset subject to a certificate of title, (2) Letter-of-Credit Rights, (3) the Capital Stock of any Immaterial Subsidiary and/or (4) the Capital Stock of any Person that is not a subsidiary, which Person, if a subsidiary, would constitute an Immaterial Subsidiary, in each case except to the extent that a security interest therein can be perfected by filing a Form UCC-1 (or similar) financing statement under the UCC; and

(viii)       no action shall be required to perfect a Lien in any asset in respect of which the perfection of a security interest therein would (1) be prohibited by enforceable anti-assignment provisions set forth in any contract that is permitted or otherwise not prohibited by the terms of this Agreement and is binding on such asset at the time of its acquisition and not incurred in contemplation thereof (other than in the case of capital leases, purchase money and similar financings), (2) violate the terms of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement and is binding on such asset at the time of its acquisition and not incurred in contemplation thereof (other than in the case of capital leases, purchase money and similar financings), in each case, after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law or (3) trigger termination of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement and is binding on such asset at the time of its acquisition and not incurred in contemplation thereof (other than in the case of capital leases, purchase money and similar financings) pursuant to any “change of control” or similar provision, it being understood that (A) the Collateral shall include any proceeds and/or receivables arising out of any contract described in this clause to the extent the assignment of such proceeds or receivables is expressly deemed effective under the UCC or other applicable Requirements of Law notwithstanding the relevant prohibition, violation or termination right and (B) in no event shall this clause (viii) be construed to limit the perfection of a Lien on the rights and interests of any Loan Party under any Management Services Agreement, any other agreement constituting an Acceptable Practice Management Arrangement or any other agreement among any Loan Party and any Affiliated Practice relating to the provision of management services or fees, or any proceeds thereof, in each case, to the extent a security interest therein is otherwise required to be perfected in accordance with the terms of the Loan Documents.

(ix)         no Loan Party or Parent Loan Guarantor shall be required to perfect a security interest in any asset to the extent the perfection of a security interest in such asset would be prohibited under any applicable Requirement of Law,

(x)          any joinder or supplement to any Loan Guaranty, any Collateral Document and/or any other Loan Document executed by any Restricted Subsidiary that is required to become a Loan Party pursuant to Section 5.12(a) above and/or any Person that is required to become a Parent Loan Guarantor hereunder (including any Joinder Agreement) may, with the consent of the Administrative Agent and the Lender Representative (not to be unreasonably withheld or delayed), include such schedules (or updates to schedules) as may be necessary to qualify any representation or warranty set forth in any Loan Document to the extent necessary to ensure that such representation or warranty is true and correct to the extent required thereby or by the terms of any other Loan Document,

(xi)        (A) no Loan Party or Parent Loan Guarantor will be required to take any action required under the Federal Assignment of Claims Act and (B) no Secured Party will be permitted to exercise any right of setoff in respect of any account maintained solely for the purpose of receiving and holding government receivables,

(xii)       for the avoidance of doubt, (A) in no event shall any Affiliated Practice and/or any other person (other than Holdings) that is not a subsidiary be required to provide a Guaranty of any Secured Obligation ~~or~~and (B) in no event shall any Affiliated Practice and/or any other person (other than Holdings and the Borrower) that is not a subsidiary be required to comply with any other requirement of this Section 5.12,

(xiii)      the Administrative Agent shall not require the taking of a Lien on, or require the perfection of any Lien granted in, those assets as to which the cost of obtaining or perfecting such Lien (including any mortgage, stamp, intangibles or other tax or expenses relating to such Lien) is excessive in relation to the benefit to the Lenders of the security afforded thereby as reasonably determined in writing by the Borrower and the Administrative Agent, and

(xiv)      each Management Services Agreement, each other agreement constituting an Acceptable Practice Management Arrangement, and the proceeds thereof, shall be included in the Collateral.

Section 5.13.        [Reserved]

Section 5.14.        Further Assurances.  Promptly upon request of the Administrative Agent and subject to the limitations described in Section 5.12:

(a)         Holdings and the Borrower will, and will cause each other Loan Party and each Parent Loan Guarantor to, execute any and all further documents, financing statements, agreements, instruments, certificates, notices and acknowledgments and take all such further actions (including the filing and recordation of financing statements, fixture filings, Mortgages and/or amendments thereto and other documents), that may be required under any applicable Requirements of Law and which the Administrative Agent or the Lender Representative may reasonably request to ensure the creation, perfection and priority of the Liens created or intended to be created under the Collateral Documents, all at the expense of the relevant Loan Parties or Parent Guarantors, as applicable.

(b)         Holdings and the Borrower will, and will cause each other Loan Party and each Parent Loan Guarantor to, (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts (including notices to third parties), deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to ensure the creation, perfection and priority of the Liens created or intended to be created under the Collateral Documents.

Section 5.15.       Post-Closing Covenant.  The Borrower shall, and shall cause each Loan Party to, take the actions required by Schedule 5.15 in each case within the time periods specified therein (or, in each case, such longer period to which the Administrative Agent may reasonably agree).

Section 5.16.        Affiliated Practices.

(a)          The Borrower shall, and shall cause each Loan Party to, enforce its material rights under each Management Services Agreement, each Securities Transfer Restriction Agreement, each Therapy Director Agreement and each Practice Loan Agreement, in each case, where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)          If any Person acquired by a Loan Party or a Consolidated APC in a Permitted Acquisition becomes a Consolidated APC or is amalgamated, merged or consolidated with or into, or transfers or conveys substantially all of its assets to or is liquidated into any Consolidated APC or if any assets are purchased by or transferred to any Consolidated APC (other than as part of any Permitted Practice Subsidiary Restructuring), in each case, on or before the date on which financial statements are required to be delivered pursuant to Sections 5.01(a) or (b), as applicable, for the Fiscal Quarter in which such transaction occurs, such Loan Party or the relevant APC Manager, as applicable, shall use commercially reasonable efforts to cause the relevant Consolidated APC (the “Relevant APC”) or the Person into which the relevant Consolidated APC is amalgamated, merged or consolidated or to which the Relevant APC transfers substantially all of its assets, to transfer to a Loan Party substantially all of the assets of the Relevant APC (other than Accounts (as defined in the UCC), employment agreements, payor contracts, other assets which the Relevant APC must retain, in the reasonable judgment of the Borrower, to comply with any Requirement of Law and any other asset with respect to which the Borrower has determined in its reasonable business judgment that the cost, burden, difficulty or consequence (including any adverse tax consequence, any third party consent and any effect on the ability of the Borrower and/or any subsidiary and/or any Affiliated Practice to conduct their respective operations and business in the ordinary course) of transferring such assets outweighs or is excessive in light of, the practical benefit to the Secured Parties afforded thereby).

Section 5.17.       Credit Enhancements.  If (a) the Second Lien Agent or any Second Lien Noteholder or (b) any other holder of Specified Junior Debt, in their capacity as such, receives any additional guaranty, Lien, letter of credit or similar credit support after the Second Amendment Effective Date with respect to the Second Lien Note Obligations or other obligations with respect to the Specified Junior Debt owed to them under the Second Lien Note Documents or the documentation governing the Specified Junior Debt, the Loan Parties shall cause, and shall cause the Parent Loan Guarantors to cause, the same to be granted to the Administrative Agent for the benefit of the Secured Parties (on a senior priority basis to the same extent provided in the Second Lien Intercreditor and Subordination Agreement).  In furtherance of the foregoing, any parent company of Holdings that, in addition to Parent and Intermediate Parent, guarantees the Second Lien PIK Notes or any other Specified Junior Debt shall become a Parent Loan Guarantor, and substantially concurrently with providing such guaranty of the Second Lien PIK Notes and/or such Specified Junior Debt shall become a party to the Parent Loan Guaranty as a “Parent Loan Guarantor”, execute a Joinder Agreement and comply with the requirements set forth in clause (b) of the definition of “Collateral and Guarantee Requirement”.

Section 5.18.       Board Observation Rights.  Until such time that the HPS Lenders, collectively, have assigned more than 50% of the aggregate outstanding principal amount of the Term Loans held by the HPS Lenders, collectively, as of the Second Amendment Effective Date to Lenders that are not HPS Lenders, the Loan Parties and the Parent Loan Guarantors shall allow one representative designated, from time to time, by HPS to attend and participate solely as a non-voting observer in all meetings of the board of directors (or other similar body) (the “Board of Directors”) of each of Parent, Holdings and the Borrower (each such meeting, a “Board Meeting”; and such representative, a “Board Observer”); provided that any Board Observer shall (i) unless such representative is a director, manager, officer or employee of HPS, be subject to the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) and (ii) not be entitled to vote on, consent to or otherwise approve any activity or policy taken or adopted by the board of directors or any committee thereof.  The Borrower shall, and shall cause Parent and Holdings, to (A) give the Board Observer notice of all Board Meetings at the same time and in the same manner as such notice is furnished to the members of the Board of Directors, (B) provide to the Board Observer all notices, documents and information (including proposed written consents) furnished to the members of the Board of Directors of at the same time and in the same manner furnished to such members, (C) permit the Board Observer to participate by telephone in each Board Meeting, (D) provide the Board Observer copies of the minutes of all Board Meetings at the time such minutes are furnished to the members of the Board of Directors, (E) cause regularly-scheduled Board Meetings to be held at least once per calendar quarter and (F) provide the Board Observer with copies of all written consents duly passed by the board of directors (or other similar body) or, to the extent the same are shared with other directors not on such committee (or other similar body), any committee of the board of directors (or other similar body) of Parent, Holdings or the Borrower.  Borrower shall reimburse the Board Observer for all reasonable and documented out-of-pocket expenses incurred in connection with the Board Observer’s attendance at the Board Meetings.  The Borrower shall indemnify the Board Observer to the same extent provided by Parent, Holdings or the Borrower to its directors.  Notwithstanding the foregoing, it is understood and agreed that the Board Observer may be excluded from any portion of a Board Meeting or from receiving any portion of the materials distributed to the members of the board of directors to the extent (1) reasonably necessary to preserve legal privilege, (2) any conflict of interest may arise (or be perceived to arise), including as to any discussion and/or materials (I) concerning the sale of Parent or any of its Subsidiaries or a material portion of the assets thereof, (II) relating to an actual or potential transaction with a Lender or any Affiliate thereof or other matter in which any Lender or any Affiliate thereof may be involved (including as to discussions or materials regarding this Agreement and the other Loan Documents or the Second Lien Note Purchase Agreement and the Note Documents (as defined therein)), (III) including the Board Observer in the same would adversely affect Parent and/or its applicable subsidiary under applicable Requirements of Law or (IV) relating to the strategy, negotiating positions or similar matters relating to the relationship of Parent or any of its subsidiaries or Affiliates, on the one hand, with the Lenders or any of their Affiliates and/or the Purchasers under the Second Lien Note Purchase Agreement and/or any of their Affiliates, on the other hand, or (3) required by confidentiality obligations of Parent or any of its Subsidiaries to third parties including Governmental Authorities (so long as such restriction exists or has been negotiated in good faith by Parent and not for the purpose of excluding or limiting the Board Observer).  The Board Observer, and the minutes and written consents delivered to the Board Observer pursuant to this Section 5.18, shall be subject to the confidentiality provisions of Section 9.13; provided that (1) the Board Observer may disclose such information and materials to HPS, the HPS Lenders and their respective directors, officers, managers, employees, legal counsel and financial advisors on a “need to know” basis solely in connection with the transactions contemplated hereby, (2) without limiting clause (1) above, the carve-outs set forth in clauses (a) and (e) of Section 9.13 shall not apply, and (3) the Board Observer shall execute a written acknowledgment (which may be by email) of such confidentiality obligations in favor of the Borrower.

Section 5.19.       Cash Flow Consultant.  During the Cash Flow Reporting Period, the Borrower shall, if either (a) requested by the Lender Representative or (b) required at such time under the Second Lien Note Purchase Agreement, appoint and retain a Cash Flow Consultant.  The scope of services provided by, and cost of, such Cash Flow Consultant must be reasonably acceptable to the Administrative Agent, the Lender Representative and the Borrower.

ARTICLE 6

NEGATIVE COVENANTS

From the Closing Date and until the Termination Date, Holdings (solely with respect to ~~Section~~Sections 6.04(c), 6.12(b) and 6.14) and the Borrower covenant and agree with the Lenders that:

Section 6.01.        Indebtedness.  The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, except:

(a)          the Secured Obligations (including any Additional Term Loans and any Additional Revolving Loans);

(b)         Indebtedness of the Borrower to Holdings and/or any Restricted Subsidiary and/or of any Restricted Subsidiary to Holdings, the Borrower and/or any other Restricted Subsidiary; provided that in the case of any Indebtedness of any Restricted Subsidiary that is not a Loan Party owing to any Restricted Subsidiary that is a Loan Party, such Indebtedness shall be permitted as an Investment under Section 6.06; provided, further, that any Indebtedness of any Loan Party to any Restricted Subsidiary that is not a Loan Party must be unsecured and expressly subordinated to the Obligations of such Loan Party on terms that are reasonably acceptable to the Administrative Agent and the Lender Representative (it being understood that the subordination terms set forth in the Intercompany Note are acceptable to the Administrative Agent and the Lender Representative);

(c)        Indebtedness owing in respect of any loan made by any Affiliated Practice to the Borrower and/or any Loan Party so long as, except as the Administrative Agent may otherwise agree, (i) the obligations of any Loan Party in respect of any such Indebtedness are subordinated to the Obligations, (ii) the relevant Affiliated Practice agrees to waive any right to set off management fees owing in respect of any Management Services Agreement and (iii) the cash used to fund any such loan to the Borrower and/or any Loan Party is from internally generated cash of an Affiliated Practice;

(d)         Indebtedness arising from any agreement providing for indemnification, adjustment of purchase price or similar obligations (including contingent earn-out obligations) incurred in connection with any Disposition permitted hereunder, any acquisition permitted hereunder or consummated prior to the Closing Date or any other purchase of assets or Capital Stock, and Indebtedness arising from guaranties, letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments securing the performance of the Borrower or any such Restricted Subsidiary pursuant to any such agreement so long as, in the case of contingent earn-out obligations, after giving effect thereto, on a Pro Forma Basis, the Borrower is in compliance with the then applicable Financial Covenant;

(e)          Indebtedness of the Borrower and/or any Restricted Subsidiary (i) pursuant to tenders, statutory obligations, bids, leases, governmental contracts, trade contracts, surety, stay, customs, appeal, performance and/or return of money bonds or other similar obligations incurred in the ordinary course of business and (ii) in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments to support any of the foregoing items;

(f)        Indebtedness of the Borrower and/or any Restricted Subsidiary in respect of commercial credit cards, stored value cards, purchasing cards, treasury management services, netting services, overdraft protections, check drawing services, automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items and interstate depository network services), employee credit card programs, cash pooling services and any arrangements or services similar to any of the foregoing and/or otherwise in connection with Cash management and Deposit Accounts, including Banking Services Obligations and incentive, supplier finance or similar programs, in each case, entered into in the ordinary course of business;

(g)         (i) guaranties by the Borrower and/or any Restricted Subsidiary of the obligations of suppliers, customers and licensees in the ordinary course of business, (ii) Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrower and/or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services and (iii) Indebtedness in respect of letters of credit, bankers’ acceptances, bank guaranties or similar instruments supporting trade payables, warehouse receipts or similar facilities, in each case, entered into in the ordinary course of business;

(h)         Guarantees by the Borrower and/or any Restricted Subsidiary of Indebtedness or other obligations of the Borrower, any Restricted Subsidiary and/or any joint venture with respect to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.01 or other obligations not prohibited by this Agreement; provided that (i) in the case of any Guarantee by any Loan Party of the obligations of any non-Loan Party, the related Investment is permitted under Section 6.06 and (ii) any Guarantee by any Restricted Subsidiary that is not a Loan Party of any Indebtedness (other than the Obligations) of any Loan Party is subject to the Non-Loan Party Debt Cap;

(i)          Indebtedness of the Borrower and/or any Restricted Subsidiary existing, or pursuant to commitments existing, on the Closing Date and described on Schedule 6.01;

(j)          Indebtedness of Restricted Subsidiaries that are not Loan Parties in an aggregate outstanding principal amount not to exceed $10,000,000; provided that the aggregate outstanding principal amount of any such Indebtedness incurred or guaranteed in reliance on this Section 6.01(j) shall not, at any time, together with the aggregate amount of Indebtedness incurred or guaranteed by Restricted Subsidiaries that are not Loan Parties in reliance ~~of Sections~~on Section 6.01(u) ~~and 6.01(w)~~, exceed the Non-Loan Party Debt Cap;

(k)         Indebtedness of the Borrower and/or any Restricted Subsidiary consisting of obligations owing under incentive, supply, license or similar agreements entered into in the ordinary course of business;

(l)          Indebtedness of the Borrower and/or any Restricted Subsidiary consisting of (i) the financing of insurance premiums, (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business and/or (iii) obligations to reacquire assets or inventory in connection with customer financing arrangements in the ordinary course of business;

(m)        Indebtedness of the Borrower and/or any Restricted Subsidiary with respect to Capital Leases and purchase money Indebtedness in an aggregate outstanding principal amount not to exceed the greater of $6,500,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period;

(n)        Indebtedness of any Person that becomes a Restricted Subsidiary or Indebtedness assumed in connection with an acquisition permitted hereunder after the Closing Date; provided that (i) such Indebtedness (A) existed at the time such Person became a Restricted Subsidiary or the assets subject to such Indebtedness were acquired and (B) was not created or incurred in anticipation thereof, (ii) no Event of Default under Sections 7.01(a), (f) or (g) exists and (iii) either (A) the Borrower is in compliance with the then applicable Financial Covenant, calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period or (B) such Indebtedness is in an aggregate principal amount outstanding not to exceed the greater of $6,500,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period;

(o)         Indebtedness consisting of promissory notes issued by the Borrower or any Restricted Subsidiary to any stockholder of any Parent Company or any current or former director, officer, employee, member of management, manager or consultant of any Parent Company, the Borrower or any subsidiary (or their respective Immediate Family Members) to finance the purchase or redemption of Capital Stock of any Parent Company permitted by Section 6.04(a);

(p)        Indebtedness refinancing, refunding or replacing any Indebtedness permitted under clauses (i), (m), (n), (r), (u)~~,~~ (w)  and (y) of this Section 6.01 (in any case, including any refinancing Indebtedness incurred in respect thereof, “Refinancing Indebtedness”) and any subsequent Refinancing Indebtedness in respect thereof; provided that:

(i)          the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced, refunded or replaced, except by (A) an amount equal to unpaid accrued interest, penalties and premiums (including tender premiums) thereon plus underwriting discounts, other reasonable and customary fees, commissions and expenses (including upfront fees, original issue discount or initial yield payments) incurred in connection with the relevant refinancing, refunding or replacement and the related refinancing transaction, (B) an amount equal to any existing commitments unutilized thereunder and (C) additional amounts permitted to be incurred pursuant to this Section 6.01 (provided that (1) any additional Indebtedness referenced in this clause (C) satisfies the other applicable requirements of this definition (with additional amounts incurred in reliance on this clause (C) constituting a utilization of the relevant basket or exception pursuant to which such additional amount is permitted) and (2) if such additional Indebtedness is secured, the Lien securing such Indebtedness satisfies the applicable requirements of Section 6.02),

(ii)         other than in the case of Refinancing Indebtedness with respect to clauses (i), (m), (n), (u) and/or (y), such Indebtedness has (A) a final maturity equal to or later than (and, in the case of revolving Indebtedness, does not require mandatory commitment reductions, if any, prior to) the earlier of (x) the Latest Term Loan Maturity Date and (y) the final maturity of the Indebtedness being refinanced, refunded or replaced and (B) other than with respect to revolving Indebtedness, such Indebtedness (x) has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being refinanced, refunded or replaced (without giving effect to any prepayments thereof) or (y) a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the outstanding Term Loans at such time,

(iii)         the terms of any Refinancing Indebtedness with an original principal amount in excess of the Threshold Amount (other than Indebtedness of the type described in Section 6.01(m)) (excluding, to the extent applicable, pricing, fees, premiums, rate floors, optional prepayment, redemption terms or subordination terms and, with respect to Refinancing Indebtedness incurred in respect of Indebtedness permitted under clause (a) above, security), are not, taken as a whole (as reasonably determined by the Borrower), more favorable to the lenders providing such Indebtedness than those applicable to the Indebtedness being refinanced, refunded or replaced (other than (A) any covenants or other provisions applicable only to periods after the applicable maturity date of the debt then-being refinanced as of such date, (B) any covenants or provisions which are then-current market terms for the applicable type of Indebtedness or (C) any covenants or other provisions which are conformed (or added) to the Loan Documents for the benefit of the Lenders or, as applicable, the Administrative Agent pursuant to an amendment to this Agreement effectuated in reliance on Section 9.02(d)(ii)),

(iv)         in the case of Refinancing Indebtedness with respect to Indebtedness permitted under clauses (j), (m), (n), (r), (u)~~, (w) (solely as it relates to the Non-Loan Party Debt Cap)~~  and (y) (solely as it relates to the Fixed Incremental Amount) of this Section 6.01, the incurrence thereof shall be without duplication of any amounts outstanding in reliance on the relevant clause such that the amount available under the relevant clause shall be reduced by the amount of the applicable Refinancing Indebtedness, and

(v)         (A) such Indebtedness, if secured, is secured only by Permitted Liens at the time of such refinancing, refunding or replacement (it being understood that secured Indebtedness may be refinanced with unsecured Indebtedness), and if the Liens securing such Indebtedness were originally contractually subordinated to the Liens on the Collateral securing the Initial Term Loans and the Initial Revolving Loans, the Liens securing such Indebtedness are subordinated to the Liens on the Collateral securing the Initial Term Loans and the Initial Revolving Loans on terms not materially less favorable (as reasonably determined by the Borrower), taken as a whole, to the Lenders than those applicable to the Liens securing the Indebtedness being refinanced, refunded or replaced, taken as a whole, (B) such Indebtedness is incurred by the obligor or obligors in respect of the Indebtedness being refinanced, refunded or replaced, except to the extent otherwise permitted pursuant to Section 6.01 (it being understood that (x) Holdings may not be the primary obligor in respect of the applicable Refinancing Indebtedness if Holdings was not the primary obligor in respect of the relevant refinanced Indebtedness and (y) any entity that was a guarantor in respect of the relevant refinanced Indebtedness may be the primary obligor in respect of the refinancing Indebtedness, and any entity that was the primary obligor in respect of the relevant refinanced Indebtedness may be a guarantor in respect of the refinancing Indebtedness), (C) if the Indebtedness being refinanced, refunded or replaced was expressly contractually subordinated to the Obligations in right of payment, (x) such Indebtedness is contractually subordinated to the Obligations in right of payment, or (y) if not contractually subordinated to the Obligations in right of payment, the purchase, defeasance, redemption, repurchase, repayment, refinancing or other acquisition or retirement of such Indebtedness is permitted under Section 6.04(b) (other than Section 6.04(b)(i)), and (D) as of the date of the incurrence of such Indebtedness and after giving effect thereto, no Event of Default exists;

(q)          [~~Reserved~~reserved];

(r)          Indebtedness of the Borrower and/or any Restricted Subsidiary that is a Loan Party in an aggregate outstanding principal amount not to exceed 100% of the amount of Net Proceeds received in cash by the Borrower from (i) the issuance or sale of Qualified Capital Stock or (ii) any cash contribution to its common equity with the Net Proceeds from the issuance and sale by any Parent Company of its Qualified Capital Stock or a contribution to the common equity of any Parent Company, in each case, (A) other than any Net Proceeds received from the sale of Capital Stock to, or contributions from, the Borrower or any of its Restricted Subsidiaries or any Affiliated Practice, (B) to the extent the relevant Net Proceeds have not otherwise been applied to make Investments, Restricted Payments or Restricted Debt Payments hereunder and (C) other than any Cure Amount and/or any Available Excluded Contribution Amount; provided, that (x) immediately before and after giving effect to the incurrence of such Indebtedness, no Event of Default under Section 7.01(a), (f) or (g) exists, (y) such Indebtedness shall be unsecured and (z) such Indebtedness must be incurred within 30 days of receipt of the relevant issuance or contribution (the amount of any Net Proceeds or contribution utilized to incur Indebtedness in reliance on this clause (r), a “Contribution Indebtedness Amount”);

(s)          Indebtedness of the Borrower and/or any Restricted Subsidiary under any Derivative Transaction not entered into for speculative purposes;

(t)          Indebtedness of the Borrower and/or any Restricted Subsidiary representing (i) deferred compensation to current or former directors, officers, employees, members of management, managers, and consultants of any Parent Company, the Borrower and/or any Restricted Subsidiary in the ordinary course of business and (ii) deferred compensation or other similar arrangements in connection with the Transactions, any Permitted Acquisition or any other Investment permitted hereby;

(u)          Indebtedness of the Borrower and/or any Restricted Subsidiary in an aggregate outstanding principal amount not to exceed ~~the greater of~~ $~~10,000,000 and 15% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period~~3,500,000; provided that the aggregate outstanding principal amount of any such Indebtedness incurred or guaranteed in reliance on this Section 6.01(u) by Restricted Subsidiaries that are not Loan Parties shall not, at any time, together with the aggregate amount of Indebtedness incurred or guaranteed by Restricted Subsidiaries that are not Loan Parties in reliance ~~of Sections~~on Section 6.01(j) ~~and 6.01(w)~~, exceed the Non-Loan Party Debt Cap;

(v)          [reserved];

(w)       (A) Indebtedness of the ~~Borrower and/or any Restricted Subsidiary~~Loan Parties under the Second Lien PIK Notes and the Second Lien Note Documents and (B) subordinated Indebtedness of the Loan Parties that is either (x) secured by a Lien on the Collateral that is junior to the Lien on the Collateral securing the Secured Obligations or (y) unsecured; provided that (i) ~~after giving effect thereto, including the application of the proceeds thereof, (A) if such Indebtedness is secured by a Lien on the Collateral that is junior to the Lien on the Collateral securing the Secured Obligations that are secured on a first lien basis, the Secured Net Leverage Ratio does not exceed 5.00:1.00 and (B) if such Indebtedness is unsecured, the Total Net Leverage Ratio does not exceed 5.50:1.00, (ii) any such Indebtedness that is subordinated in lien priority to the Obligations shall be subject to an Intercreditor Agreement, and (iii)~~ the aggregate outstanding principal amount of ~~any such~~all Indebtedness ~~incurred or guaranteed in reliance on this~~permitted under this Section 6.01(w) ~~by Restricted Subsidiaries that are not Loan Parties~~ shall not~~, at any time, together with~~ exceed the sum of (1) the aggregate ~~amount of Indebtedness incurred or guaranteed by Restricted Subsidiaries that are not Loan Parties in reliance of Sections 6.01(j) and 6.01(u), exceed the Non-Loan Party Debt Cap; provided that in the case of Indebtedness for borrowed money incurred by any Loan Party under this clause (w), (i) the final maturity date with respect to~~principal amount of the Second Lien PIK Notes issued on the Second Amendment Effective Date, which amount under this clause (1) shall not exceed $100,000,000, plus (2) the aggregate principal amount of Second Lien PIK Notes consisting of “First Amendment Notes” issued on the Second Amendment Effective Date, which amount under this clause (2) shall not exceed $3,243,302.02, plus (3) the aggregate principal amount of the Second Lien PIK Notes issued after the Second Amendment Effective Date in connection with the Subsequent Crossholder Lender Term Loan Exchange and Cancellation, which amount under this clause (3) shall not exceed $650,000, plus (4) the aggregate principal amount of the Second Lien PIK Notes issued under Section 2.03 of the Second Lien Note Purchase Agreement after the Second Amendment Effective Date, which amount under this clause (4) shall not exceed $25,000,000, plus (5) $150,000,000 of additional Indebtedness issued after the Second Amendment Effective Date (which, for the avoidance of doubt, may be in the form of additional Second Lien PIK Notes) plus (6) the amount of interest on the Indebtedness described in the foregoing clauses (1) through (5) that is paid in kind; (ii) the issuer of the Second Lien PIK Notes and other Indebtedness permitted under this Section 6.01(w) shall be the Parent; (iii) such Indebtedness shall ~~be no earlier than~~not contain any amortization or require any payments in cash prior to the date that is ~~ninety-one (91)~~at least 181 days after the ~~Latest~~Initial Term Loan Maturity Date ~~and (ii) that the Weighted Average Life to Maturity of such Indebtedness shall be no shorter than the remaining Weighted Average Life to Maturity of any then-existing tranche of Term Loans (without giving effect to any prepayment~~(other the payments contemplated by clauses (i) and (ii) of Section 6.04(c)); (iv) such Indebtedness shall not have a final maturity date prior to the date that is at least 181 days after the Initial Term Loan Maturity Date; (v) the obligors on such Indebtedness shall be Loan Parties or Parent Loan Guarantors; (vi) the proceeds of Indebtedness under this Section 6.01(w) shall be used solely for the general corporate purposes of the Borrower and its Restricted Subsidiaries (other than for making any Restricted Payment, any Restricted Debt Payment, or any payment to any Affiliate of the Borrower (other than payments solely among the Borrower and its Restricted Subsidiaries and, if applicable, Affiliated Practices) which are not permitted use of proceeds of such Indebtedness); (vii) in the case of additional Second Lien PIK Notes issued after the Second Amendment Effective Date or Indebtedness incurred under clause (B), the terms of such Indebtedness must be substantially consistent with the Second Lien Note Purchase Agreement or otherwise reasonably acceptable to the Lender Representative and the Administrative Agent, other than with respect to (A) conversion mechanics of such Indebtedness into Capital Stock of Parent or any direct or indirect parent company thereof, (B) interest and/or fees to the extent payable solely in kind by increasing the aggregate principal amount of such Indebtedness and not in cash and (C) conditions precedent to borrowing thereunder; and (viii) the Second Lien PIK Notes and all other Indebtedness permitted under this Section 6.01(w) shall be subordinated in right of payment to the Obligations and, if secured, shall be secured solely on Collateral and subordinated in right of Lien priority to the Liens securing the Obligations, in each case, under and subject to the Second Lien Intercreditor and Subordination Agreement (or, in the case of such other Indebtedness incurred under clause (B), another Intercreditor Agreement under clause (i) of the definition thereof);

(x)          [Reserved];

(y)          Indebtedness of the Borrower and/or any Restricted Subsidiary incurred in connection with Sale and Lease-Back Transactions permitted pursuant to Section 6.07(bb);

(z)          [Reserved];

(aa)       Indebtedness (including obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments with respect to such Indebtedness) incurred by the Borrower and/or any Restricted Subsidiary in respect of workers compensation claims, unemployment insurance (including premiums related thereto), other types of social security, pension obligations, vacation pay, health, disability or other employee benefits;

(bb)       unfunded pension fund and other employee benefit plan obligations and liabilities incurred by the Borrower and/or any Restricted Subsidiary in the ordinary course of business to the extent that the unfunded amounts would not otherwise cause an Event of Default under Section 7.01(i);

(cc)       customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business; and

(dd)       without duplication of any other Indebtedness, all premiums (if any), interest (including post-petition interest and payment in kind interest), accretion or amortization of original issue discount, fees, expenses and charges with respect to Indebtedness of the Borrower and/or any Restricted Subsidiary hereunder.

Notwithstanding the foregoing, (i) the Borrower shall not permit any Consolidated APC, Non-Consolidated APC or any other Affiliated Practice to guarantee any Indebtedness of Holdings, the Borrower and its ~~Subsidiaries~~subsidiaries (other than the Secured Obligations and (ii) the Loan Parties shall not be permitted to incur any Indebtedness for borrowed money that is (x) pari passu with (except as permitted by Section 2.22(a)(xv)) or senior to the Revolving Facility in right of payment or (y) secured by liens on the Collateral that are senior in right of priority to the Liens securing the Revolving Facility.

Notwithstanding the foregoing, Indebtedness under the Second Lien PIK Notes and the Second Lien Note Documents shall only be permitted to be incurred under Section 6.01(w).

Section 6.02.       Liens.  The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, create, incur or assume any Lien on or with respect to any property of any kind owned by it, whether now owned or hereafter acquired, or any income or profits therefrom, except:

(a)          Liens securing the Secured Obligations created pursuant to the Loan Documents;

(b)          Liens for Taxes which (i) are not then due, (ii) if due, are not at such time required to be paid pursuant to Section 5.03 or (iii) are being contested in accordance with Section 5.03;

(c)          statutory Liens (and rights of set-off) of landlords, banks, carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by applicable Requirements of Law, in each case incurred in the ordinary course of business (i) for amounts not yet overdue by more than 30 days, (ii) for amounts that are overdue by more than 30 days and that are being contested in good faith by appropriate proceedings, so long as any reserves or other appropriate provisions required by GAAP have been made for any such contested amounts or (iii) with respect to which the failure to make payment could not reasonably be expected to have a Material Adverse Effect;

(d)        Liens incurred (i) in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security laws and regulations, (ii) in the ordinary course of business to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), (iii) pursuant to pledges and deposits of Cash or Cash Equivalents in the ordinary course of business securing (x) any liability for reimbursement or indemnification obligations of insurance carriers providing property, casualty, liability or other insurance to Holdings, the Borrower and its subsidiaries or (y) leases or licenses of property otherwise permitted by this Agreement and (iv) to secure obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments posted with respect to the items described in clauses (i) through (iii) above;

(e)          Liens consisting of easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not, in the aggregate, materially interfere with the ordinary conduct of the business of the Borrower and/or its Restricted Subsidiaries, taken as a whole, or the use of the affected property for its intended purpose;

(f)          Liens consisting of any (i) interest or title of a lessor or sub-lessor under any lease of real estate permitted hereunder, (ii) landlord lien permitted by the terms of any lease, (iii) restriction or encumbrance to which the interest or title of such lessor or sub-lessor may be subject or (iv) subordination of the interest of the lessee or sub-lessee under such lease to any restriction or encumbrance referred to in the preceding clause (iii);

(g)        Liens (i) solely on any Cash earnest money deposits (including as part of any escrow arrangement) made by the Borrower and/or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement with respect to any Investment permitted hereunder and (ii) consisting of (A) an agreement to Dispose of any property in a Disposition permitted under Section 6.07 and/or (B) the pledge of Cash as part of an escrow arrangement required in any Disposition permitted under Section 6.07;

(h)        (i) purported Liens evidenced by the filing of UCC financing statements relating solely to operating leases or consignment or bailee arrangements entered into in the ordinary course of business, and (ii) Liens arising from precautionary UCC financing statements or similar filings;

(i)          Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(j)          Liens in connection with any zoning, building or similar Requirement of Law or right reserved to or vested in any Governmental Authority to control or regulate the use of any or dimensions of real property or the structure thereon, including Liens in connection with any condemnation or eminent domain proceeding or compulsory purchase order;

(k)          Liens securing Indebtedness permitted pursuant to Section 6.01(p) (solely with respect to the permitted refinancing of (x) Indebtedness permitted pursuant to Sections 6.01(a), (i), (m), (n), (u), (w)~~,~~ and (y) and (y) Indebtedness that is secured in reliance on Section 6.02(u) (provided that the granting of the relevant Lien shall be without duplication of any Lien outstanding under Section 6.02(u) such that the amount available under Section 6.02(u) shall be reduced by the amount of the applicable Lien granted in reliance on this clause (y)); provided that (i) no such Lien extends to any asset not covered by the Lien securing the Indebtedness that is being refinanced and (ii) if the Lien securing the Indebtedness being refinanced was subject to intercreditor arrangements, then (A) the Lien securing any refinancing Indebtedness in respect thereof shall be subject to intercreditor arrangements that are not materially less favorable to the Secured Parties, taken as a whole, than the intercreditor arrangements governing the Lien securing the Indebtedness that is refinanced or (B) the intercreditor arrangements governing the Lien securing the relevant refinancing Indebtedness shall be set forth in an Intercreditor Agreement and (iii) no such Lien shall be senior in priority as compared to the Lien securing the Indebtedness being refinanced;

(l)          Liens described on Schedule 6.02 and any modification, replacement, refinancing, renewal or extension thereof; provided that (i) no such Lien extends to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 6.01 and (B) proceeds and products thereof, replacements, accessions or additions thereto and improvements thereon (it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates) and (ii) any such modification, replacement, refinancing, renewal or extension of the obligations secured or benefited by such Liens, if constituting Indebtedness, is permitted by Section 6.01;

(m)         Liens arising out of Sale and Lease-Back Transactions permitted under Section 6.07(bb);

(n)       Liens securing Indebtedness permitted pursuant to Section 6.01(m); provided that any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness and proceeds and products thereof, replacements, accessions or additions thereto and improvements thereon (it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates);

(o)          Liens securing Indebtedness permitted pursuant to Section 6.01(n) on the relevant acquired assets or on the Capital Stock and assets of the relevant newly acquired Restricted Subsidiary; provided that no such Lien (x) extends to or covers any other assets (other than the proceeds or products thereof, replacements, accessions or additions thereto and improvements thereon) or (y) was created in contemplation of the applicable acquisition of assets or Capital Stock;

(p)          (i) Liens that are contractual rights of setoff or netting relating to (A) the establishment of depositary relations with banks not granted in connection with the issuance of Indebtedness, (B) pooled deposit or sweep accounts of the Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any Restricted Subsidiary, (C) purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business and (D) commodity trading or other brokerage accounts incurred in the ordinary course of business, (ii) Liens encumbering reasonable customary initial deposits and margin deposits, (iii) bankers Liens and rights and remedies as to Deposit Accounts, (iv) Liens of a collection bank arising under Section 4-208 of the UCC on items in the ordinary course of business, (v) Liens in favor of banking or other financial institutions arising as a matter of law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution and that are within the general parameters customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions and (vi) Liens on the proceeds of any Indebtedness incurred in connection with any transaction permitted hereunder, which proceeds have been deposited into an escrow account on customary terms to secure such Indebtedness pending the application of such proceeds to finance such transaction;

(q)          Liens on assets owned by Restricted Subsidiaries that are not Loan Parties securing Indebtedness of Restricted Subsidiaries that are not Loan Parties permitted pursuant to Section 6.01;

(r)          Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Borrower and/or its Restricted Subsidiaries;

(s)        Liens securing Indebtedness incurred in reliance on, and subject to the provisions set forth in, Section 6.01(w); provided, that any such Lien on the Collateral shall be junior to the Lien on the Collateral securing the Secured Obligations and shall be subject to an Intercreditor Agreement;

(t)          [reserved];

(u)          Liens on assets securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed ~~the greater of~~ $~~10,000,000 and 15% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period~~3,500,000; provided, that any Lien on any Collateral granted in reliance on this clause (u) shall be junior to the Lien on the Collateral securing the Secured Obligations and be subject to an Intercreditor Agreement;

(v)          (i) Liens on assets securing judgments, awards, attachments and/or decrees and notices of lis pendens and associated rights relating to litigation being contested in good faith not constituting an Event of Default under Section 7.01(h) and (ii) any pledge and/or deposit securing any settlement of litigation;

(w)          leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not secure any Indebtedness;

(x)          Liens on Securities that are the subject of repurchase agreements constituting Investments permitted under Section 6.06 arising out of such repurchase transaction;

(y)          Liens securing obligations in respect letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments permitted under Sections 6.01(d), (e), (g) and (aa);

(z)          Liens arising (i) out of conditional sale, title retention, consignment or similar arrangements for the sale of any asset in the ordinary course of business and permitted by this Agreement or (ii) by operation of law under Article 2 of the UCC (or similar Requirement of Law under any jurisdiction);

(aa)        Liens (i) in favor of any Loan Party and/or (ii) granted by any non-Loan Party in favor of any Restricted Subsidiary that is not a Loan Party, in the case of clauses (i) and (ii), securing intercompany Indebtedness permitted (or not restricted) under Section 6.01 or Section 6.09;

(bb)        Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(cc)        Liens on specific items of inventory or other goods and the proceeds thereof securing the relevant Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

(dd)        Liens securing (i) obligations of the type described in Section 6.01(f) and/or (ii) obligations of the type described in Section 6.01(s);

(ee)        (i) Liens on Capital Stock of joint ventures ~~or Unrestricted Subsidiaries~~ securing capital contributions to, or obligations of, such Persons and (ii) customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to non-Wholly-Owned Subsidiaries;

(ff)         Liens on cash or Cash Equivalents arising in connection with the defeasance, discharge or redemption of Indebtedness;

(gg)        Liens consisting of the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business; and

(hh)        Liens disclosed in any Mortgage Policy delivered pursuant to Section 5.12 with respect to any Material Real Estate Asset and any replacement, extension or renewal thereof; provided that no such replacement, extension or renewal Lien shall cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal (and additions thereto, improvements thereon and the proceeds thereof).

Notwithstanding the foregoing, (i) the Loan Parties shall not be permitted to incur any Indebtedness for borrowed money that is secured by liens on the Collateral that are senior in right of priority to the Liens securing the Revolving Facility and (ii) in no event shall any Lien on patient records securing Indebtedness for borrowed money (other than the Obligations) be permitted.

Section 6.03.        [Reserved].

Section 6.04.        Restricted Payments; Restricted Debt Payments.

(a)          The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, pay or make, directly or indirectly, any Restricted Payment, except that:

(i)          the Borrower may make Restricted Payments to the extent necessary to permit any Parent Company:

(A)         to pay (I) reasonable and customary general administrative costs and expenses (including corporate overhead, legal or similar expenses and customary salary, bonus and other benefits payable to directors, officers, employees, members of management, managers and/or consultants of any Parent Company) and franchise Taxes, and similar fees and expenses, required to maintain the organizational existence of such Parent Company, in each case, which are incurred in the ordinary course of business to the extent attributable to the ownership or operations of any Parent Company (but excluding, for the avoidance of doubt, the portion of any such amount, if any, that is attributable to the ownership or operations of any subsidiary of any Parent Company other than Holdings, the Borrower and/or its subsidiaries) and/or its subsidiaries; provided, that the aggregate amount of Restricted Payments made pursuant to this clause (I) shall not exceed $500,000 in any Fiscal Year, and (II) any reasonable and customary indemnification claims made by directors, officers, members of management, managers, employees or consultants of any Parent Company (but excluding for the avoidance of doubt, the portion of any such indemnification claims, if any, that are attributable to the ownership or operations of any subsidiary of such Parent Company other than Holdings, the Borrower and/or its subsidiaries) and/or its subsidiaries;

(B)          (x) for any taxable period for which the Borrower is a member of a consolidated, combined, unitary or similar tax group for U.S. federal and/or applicable state or local tax purposes of which such Parent Company is the common parent, to discharge the consolidated, combined, unitary or similar Tax liabilities of such Parent Company and its subsidiaries when and as due, to the extent such liabilities are attributable to the income of the Borrower and/or any subsidiary; provided that the amount of such payments in respect of any taxable year do not exceed the amount of such Tax liabilities that the Borrower and/or its applicable subsidiaries would have paid had such Tax liabilities been paid as standalone companies or as a standalone group and (y) for any taxable period for which the Borrower is a partnership or disregarded entity for U.S. federal income tax purposes that is wholly-owned (directly or indirectly) by a C corporation for U.S. federal and/or applicable state or local tax purposes, distributions to any direct or indirect parent of the Borrower in an amount not to exceed the amount of any Tax that the Borrower and/or its applicable subsidiaries would have paid had such Tax been paid as stand alone companies or as a standalone group (and assuming for purposes of such calculation that the Borrower is classified as a domestic corporation for U.S. federal income tax purposes);

(C)         to pay audit and other accounting and reporting expenses of such Parent Company to the extent attributable to any Parent Company (but excluding, for the avoidance of doubt, the portion of any such expenses, if any, attributable to the ownership or operations of any subsidiary of any Parent Company other than Holdings, the Borrower and/or its subsidiaries), the Borrower and its subsidiaries;

(D)         (x) for the payment of insurance premiums to the extent attributable to any Parent Company (but excluding, for the avoidance of doubt, the portion of any such premiums, if any, attributable to the ownership or operations of any subsidiary of any Parent Company other than Holdings, the Borrower and/or its subsidiaries), the Borrower and its subsidiaries, (y) for the payment of legal and other professional fees of any Parent Company (but excluding, for the avoidance of doubt, the portion of any legal and other professional fees, if any, that are attributable to the ownership or operations of any subsidiary of such Parent Company other than Holdings, the Borrower and/or its subsidiaries) and (z) Public Company Costs;

(E)          to pay customary fees and expenses of third parties related to debt or equity offerings, investments or acquisitions (whether or not consummated) and expenses and indemnities of any trustee, agent, arranger, underwriter or similar role;

(F)        to finance any Investment permitted under Section 6.06 (provided that (x) any Restricted Payment under this clause (a)(i)(F) shall be made substantially concurrently with the closing of such Investment and (y) the relevant Parent Company shall, promptly following the closing thereof, cause (I) all property acquired to be contributed to the Borrower or one or more of its Restricted Subsidiaries, or (II) the merger, consolidation or amalgamation of the Person formed or acquired into the Borrower or one or more of its Restricted Subsidiaries, in order to consummate such Investment in compliance with the applicable requirements of Section 6.06 as if undertaken as a direct Investment by the Borrower or the relevant Restricted Subsidiary); and

(G)       to pay customary salary, bonus, severance and other benefits payable to current or former directors, officers, members of management, managers, employees or consultants of any Parent Company (or any Immediate Family Member of any of the foregoing) to the extent such salary, bonuses and other benefits are attributable and reasonably allocated to the operations of the Borrower and/or its subsidiaries, in each case, so long as such Parent Company applies the amount of any such Restricted Payment for such purpose;

(ii)          the Borrower may pay (or make Restricted Payments to allow any Parent Company) to repurchase, redeem, retire or otherwise acquire or retire for value the Capital Stock of any Parent Company or any subsidiary held by any future, present or former employee, director, member of management, officer, manager or consultant (or any Affiliate or Immediate Family Member thereof) of any Parent Company, the Borrower or any subsidiary:

(A)        with Cash and Cash Equivalents (and including, to the extent constituting a Restricted Payment, amounts paid in respect of promissory notes issued to evidence any obligation to repurchase, redeem, retire or otherwise acquire or retire for value the Capital Stock of any Parent Company or any subsidiary held by any future, present or former employee, director, member of management, officer, manager or consultant (or any Affiliate or Immediate Family Member thereof) of any Parent Company, the Borrower or any subsidiary) in an amount not to exceed $5,000,000 in any Fiscal Year, which, if not used in such Fiscal Year, shall be carried forward to succeeding Fiscal Years;

(B)         with the proceeds of any sale or issuance of, or any capital contribution in respect of, the Capital Stock of the Borrower or any Parent Company (to the extent such proceeds are contributed in respect of Qualified Capital Stock to the Borrower or any Restricted Subsidiary) in each case, (1) other than any Net Proceeds received from the sale of Capital Stock to, or contributions from, the Borrower, any of its Restricted Subsidiaries or any Affiliated Practice, (2) to the extent the relevant Net Proceeds have not otherwise been applied to make Investments, Restricted Payments or Restricted Debt Payments hereunder and (3) other than any Cure Amount, any Available Excluded Contribution Amount and/or any Contribution Indebtedness Amount; or

(C)          with the net proceeds of any key-man life insurance policies;

(iii)        the Borrower may make Restricted Payments in an amount not to exceed (A) the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (iii)(A) and/or (B) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower elects to apply to this clause (iii)(B);

(iv)         the Borrower may make Restricted Payments (i) to any Parent Company to enable such Parent Company to make Cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock of such Parent Company and (ii) consisting of (A) payments made or expected to be made in respect of withholding or similar Taxes payable by any future, present or former officers, directors, employees, members of management, managers or consultants of the Borrower, any Restricted Subsidiary or any Parent Company or any of their respective Immediate Family Members and/or (B) repurchases of Capital Stock in consideration of the payments described in subclause (A) above, including demand repurchases in connection with the exercise of stock options;

(v)        the Borrower may repurchase (or make Restricted Payments to any Parent Company to enable it to repurchase) Capital Stock upon the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock if such Capital Stock represents all or a portion of the exercise price of, or tax withholdings with respect to, such warrants, options or other securities convertible into or exchangeable for Capital Stock;

(vi)        the Borrower may make Restricted Payments, the proceeds of which are applied on the Closing Date solely to effect the consummation of the Transactions or pay Transaction Costs;

(vii)       each Restricted Subsidiary may make Restricted Payments with respect to any shares of any class of its Capital Stock; provided, that in the case of any Restricted Subsidiary that is not a Wholly-Owned Subsidiary, the share of the foregoing made or paid to the Borrower or any of the Restricted Subsidiaries is at least pro rata to the percentage of such class of Capital Stock in such Restricted Subsidiary that is not a Wholly-Owned Subsidiary owned by the Borrower and its other Restricted Subsidiaries;

(viii)      the Borrower may make Restricted Payments to (i) redeem, repurchase, retire or otherwise acquire any (A) Capital Stock (“Treasury Capital Stock”) of the Borrower and/or any Restricted Subsidiary or (B) Capital Stock of any Parent Company, in the case of each of subclauses (A) and (B), in exchange for, or out of the proceeds of the substantially concurrent sale (other than to the Borrower and/or any Restricted Subsidiary) of, Qualified Capital Stock of the Borrower or any Parent Company to the extent any such proceeds are contributed to the capital of the Borrower and/or any Restricted Subsidiary in respect of Qualified Capital Stock (“Refunding Capital Stock”) and (ii) declare and pay dividends on any Treasury Capital Stock out of the proceeds of the substantially concurrent sale (other than to the Borrower or a Restricted Subsidiary) of any Refunding Capital Stock;

(ix)        to the extent constituting a Restricted Payment, the Borrower may consummate any transaction permitted by Section 6.06 (other than Sections 6.06(j) and (t)), Section 6.07 (other than Section 6.07(g)) and Section 6.09 (other than Sections 6.09(a), (d), (j) and (o));

(x)         the Borrower may make Restricted Payments in an aggregate amount, together with the aggregate amount of payments made pursuant to Section 6.04(b)(iv), not to exceed the RP/RDP Shared Cap; provided that Restricted Payments permitted under this clause (x) may solely be made (directly or indirectly) to, and received by, Parent and shall not be further distributed to any equityholder of Parent,

(xi)        the Borrower may make Restricted Payments so long as (i) no Event of Default exists at the time of the declaration of such Restricted Payment and (ii) the Total Net Leverage Ratio, calculated on a Pro Forma Basis, would not exceed 4.00:1.00;

(xii)      the Borrower may make Restricted Payments the proceeds of which are applied, directly or indirectly, to repay or redeem the Series A Preferred Shares, so long as (i) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the most recently completed Test Period does not exceed 4.00:1.00 and (ii) no Event of Default has occurred and is continuing; ~~and~~

(xiii)       ~~(xiii)~~ from and after the third anniversary of the Closing Date, the Borrower may make Restricted Payments the proceeds of which are applied, directly or indirectly, to pay cash dividends on the Series A Preferred Shares to the extent that the Parent has elected (or is required) to pay such dividends in cash in accordance with the Series A Preferred Shares Certificate of Designation, so long as (A) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the most recently completed Test Period does not exceed 4.75:1.00 and (B) no Event of Default has occurred and is continuing~~.~~; and

(xiv)      the Borrower may make Restricted Payments to Parent to the extent necessary to permit Parent to make the payments permitted under clauses (i) and (ii) of Section 6.04(c) (and solely to the extent such Restricted Payments are applied for such purpose).

(b)         The Borrower shall not, nor shall it permit any Restricted Subsidiary to, make any prepayment in Cash in respect of principal of or interest on (x) any Junior Lien Indebtedness, (y) any Junior Indebtedness or (z) any unsecured Indebtedness of the types described in clauses (a) and (c) of the definition of “Indebtedness” (other than Indebtedness among Holdings, the Borrower and/or its subsidiaries) (the Indebtedness described in clauses (x) through (z), the “Restricted Debt”), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Restricted Debt (collectively, “Restricted Debt Payments”), except:

(i)          with respect to any purchase, defeasance, redemption, repurchase, repayment or other acquisition or retirement thereof made by exchange for, or out of the proceeds of, Refinancing Indebtedness permitted by Section 6.01;

(ii)          as part of an applicable high yield discount obligation catch-up payment;

(iii)       payments of regularly scheduled interest (including any penalty interest, if applicable) and payments of fees, expenses and indemnification obligations as and when due (other than payments with respect to Junior Indebtedness that are prohibited by the subordination provisions thereof);

(iv)         Restricted Debt Payments in an aggregate amount, together with the aggregate amount of Restricted Payments made pursuant to Section 6.04(a)(x), not to exceed the RP/RDP Shared Cap;

(v)         (A) Restricted Debt Payments in exchange for, or with proceeds of any issuance of, Qualified Capital Stock of the Borrower and/or any capital contribution in respect of Qualified Capital Stock of the Borrower, (B) Restricted Debt Payments as a result of the conversion of all or any portion of any Restricted Debt into Qualified Capital Stock of the Borrower and/or Capital Stock of any Parent Company and (C) to the extent constituting a Restricted Debt Payment, payment-in-kind interest with respect to any Restricted Debt that is permitted under Section 6.01;

(vi)        Restricted Debt Payments in an aggregate amount not to exceed (A) the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (vi)(A) and/or (B) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower elects to apply to this clause (vi)(B);

(vii)       Restricted Debt Payments in an unlimited amount; provided that (A) no Event of Default exists at the time of delivery of irrevocable notice of such Restricted Debt Payment and (B) the Total Net Leverage Ratio, calculated on a Pro Forma Basis, would not exceed 4.00:1.00; and

(viii)       mandatory prepayments of Restricted Debt (and related payments of interest) made with Declined Proceeds (it being understood that any Declined Proceeds applied to make Restricted Debt Payments in reliance on this Section 6.04(b)(viii) shall not increase the amount available under clause (a)(viii) of the definition of “Available Amount” to the extent so applied)~~.~~;

; provided that, notwithstanding the foregoing, this Section 6.04(b) shall not apply to any Specified Junior Debt, which shall be governed by Section 6.04(c).

(c)          Holdings and the Borrower shall not, nor shall it permit any Restricted Subsidiary to, make any payment or distribution in respect of any Specified Junior Debt (including any refinancing, exchange or similar transaction, sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Specified Junior Debt) except for (i) customary agency and administration fees (including, for the avoidance of doubt, the costs of maintaining IntraLinks, SyndTrak or another relevant website for purposes of posting documents delivered to the Second Lien Agent and/or the applicable administrative agent under any other Specified Junior Debt) to the Second Lien Agent under the Second Lien Note Purchase Agreement and/or to the applicable administrative agent under the documents governing any other Specified Junior Debt; (ii) (A) reasonable out-of-pocket fees and expenses of legal counsel relating to the Second Amendment Effective Date Transactions and (B) so long as no Event of Default shall have occurred and be continuing, other reasonable out-of-pocket fees and expenses of legal counsel, (iii) payments of interest in kind by increasing the aggregate principal amount of such Specified Junior Debt and (iv) conversions of such Specified Junior Debt into Capital Stock of Parent and/or any direct or indirect parent company thereof (including pursuant to Article 10 of the Second Lien Note Purchase Agreement).

Section 6.05.        Burdensome Agreements.  Except as provided herein or in any other Loan Document, the ~~Preferred Shares~~Second Lien Note Documents and/or the documentation governing any other Specified Junior Debt, the Series A Certificate of Designation (solely with respect to clause (x) below) and/or any agreement with respect to any refinancing, renewal or replacement of such Indebtedness that is permitted by Section 6.01 or the Series A Preferred Shares, as applicable, the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into or cause to exist any agreement restricting the ability of (x) any Restricted Subsidiary of the Borrower that is not a Loan Party to pay dividends or other distributions to the Borrower or any Loan Party or (y) any Loan Party to create, permit or grant a Lien on any of its properties or assets to secure the Secured Obligations, except restrictions:

(a)        set forth in any agreement evidencing (i) Indebtedness of a Restricted Subsidiary that is not a Loan Party permitted by Section 6.01, (ii) Indebtedness permitted by Section 6.01 that is secured by a Permitted Lien if the relevant restriction applies only to the Person obligated under such Indebtedness and its Restricted Subsidiaries or the assets intended to secure such Indebtedness and (iii) Indebtedness permitted pursuant to clauses (j), (m), (p) (as it relates to Indebtedness in respect of clauses (a), (m), (r), (u), (w) and/or (y) of Section 6.01), (r), (u), (w) and/or (y) of Section 6.01;

(b)         arising under customary provisions restricting assignments, subletting or other transfers (including the granting of any Lien) contained in leases, subleases, licenses, sublicenses, joint venture agreements and other agreements entered into in the ordinary course of business;

(c)          that are or were created by virtue of any Lien granted upon, transfer of, agreement to transfer or grant of, any option or right with respect to any assets or Capital Stock not otherwise prohibited under this Agreement;

(d)         that are assumed in connection with any acquisition of property or the Capital Stock of any Person, so long as the relevant encumbrance or restriction relates solely to the Person and its subsidiaries (including the Capital Stock of the relevant Person or Persons) and/or property so acquired and was not created in connection with or in anticipation of such acquisition;

(e)         set forth in any agreement for any Disposition of any Restricted Subsidiary (or all or substantially all of the assets thereof) that restricts the payment of dividends or other distributions or the making of cash loans or advances by such Restricted Subsidiary pending such Disposition;

(f)          set forth in provisions in agreements or instruments which prohibit the payment of dividends or the making of other distributions with respect to any class of Capital Stock of a Person other than on a pro rata basis;

(g)          imposed by customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements;

(h)          on Cash, other deposits or net worth or similar restrictions imposed by any Person under any contract entered into in the ordinary course of business or for whose benefit such Cash, other deposits or net worth or similar restrictions exist;

(i)          set forth in documents which exist on the Closing Date and were not created in contemplation thereof;

(j)          arising pursuant to an agreement or instrument relating to any Indebtedness permitted to be incurred after the Closing Date if the relevant restrictions, taken as a whole, are not materially less favorable to the Lenders than the restrictions contained in this Agreement, taken as a whole (as determined in good faith by the Borrower);

(k)          arising under or as a result of applicable Requirements of Law or the terms of any license, authorization, concession or permit;

(l)          arising in any Hedge Agreement and/or any agreement relating to any Banking Services Obligation (and/or any other obligation of the type described in Section 6.01(f));

(m)        relating to any asset (or all of the assets) of and/or the Capital Stock of the Borrower and/or any Restricted Subsidiary which is imposed pursuant to an agreement entered into in connection with any Disposition of such asset (or assets) and/or all or a portion of the Capital Stock of the relevant Person that is permitted or not restricted by this Agreement;

(n)          set forth in any agreement relating to any Permitted Lien that limit the right of the Borrower or any Restricted Subsidiary to Dispose of or encumber the assets subject thereto; and/or

(o)        imposed by any amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of any contract, instrument or obligation referred to in clauses (a) through (n) above; provided that no such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Borrower, more restrictive with respect to such restrictions, taken as a whole, than those in existence prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

Section 6.06.        Investments.  The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, make or own any Investment in any other Person except:

(a)          Cash or Investments that were Cash Equivalents at the time made;

(b)          Investments:

(i)          existing on the Closing Date in the Borrower or in any subsidiary,

(ii)          made after the Closing Date among the Borrower and/or one or more Restricted Subsidiaries that are Loan Parties,

(iii)        made after the Closing Date by any Loan Party in any Restricted Subsidiary that is not a Loan Party in an aggregate outstanding amount, together with the aggregate amount of (A) consideration paid in reliance ~~of~~on clause (a) of the proviso to the definition of “Permitted Acquisition” and (B) Investments made in Persons that are not Loan Parties pursuant to Section 6.06(b)(aa), not to exceed the Specified Investment Cap,

(iv)         made by any Restricted Subsidiary that is not a Loan Party in any Loan Party and/or any other Restricted Subsidiary that is not a Loan Party, and/or

(v)        in the form of loans or advances made in the ordinary course of business in any Affiliated Practice in connection with the provision of services to such Affiliated Practice under Acceptable Practice Management Arrangements, including any Investment contemplated by any Practice Loan Agreement and/or any Management Services Agreement (other than an Investment contemplated by clause (e) below) and/or the proceeds of which are used to pay management fees to the relevant APC Manager, working capital purposes or payroll or other ordinary course business expenses of such Affiliated Practice; provided, that any loans or advances made pursuant to this clause (b)(v) to any Non-Consolidated APC shall not exceed $5,000,000 at any time outstanding,

(c)         Investments (i) constituting deposits, prepayments and/or other credits to suppliers, (ii) made in connection with obtaining, maintaining or renewing client and customer contracts and/or (iii) in the form of advances made to distributors, suppliers, licensors and licensees, in each case, in the ordinary course of business or, in the case of clause (iii), to the extent necessary to maintain the ordinary course of supplies to the Borrower or any Restricted Subsidiary;

(d)         Investments in ~~(i)~~ any ~~Unrestricted Subsidiary and/or any Similar Business~~joint ventures in an aggregate outstanding amount not to exceed $~~10,000,000 and (ii) any joint ventures and/or Similar Business in an aggregate outstanding amount not to exceed the greater of $6,500,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period;~~3,500,000;

(e)         (i) Permitted Acquisitions, so long as after giving effect thereto on a Pro Forma Basis, the Borrower is in compliance with the then applicable Financial Covenant, (ii) any Investment in any Restricted Subsidiary that is not a Loan Party in an amount required to permit such Restricted Subsidiary to consummate a Permitted Acquisition, which amount is actually applied by such Restricted Subsidiary to consummate, directly or indirectly, through one or more other Restricted Subsidiaries, such Permitted Acquisition and (iii) any Investment in any Consolidated APC in an amount required to permit such Consolidated APC to consummate, directly or indirectly, a Permitted Acquisition;

(f)         Investments (i) existing on, or contractually committed to or contemplated as of, the Closing Date and described on Schedule 6.06 and (ii) any modification, replacement, renewal or extension of any Investment described in clause (i) above so long as no such modification, renewal or extension increases the amount of such Investment except by the terms thereof or as otherwise permitted by this Section 6.06;

(g)          Investments received in lieu of Cash in connection with any Disposition permitted by Section 6.07 or any other disposition of assets not constituting a Disposition;

(h)          loans or advances to present or former employees, directors, members of management, officers, managers or consultants or independent contractors (or their respective Immediate Family Members) of any Parent Company, the Borrower, its subsidiaries and/or any joint venture to the extent permitted by Requirements of Law, in connection with such Person’s purchase of Capital Stock of any Parent Company, either (i) in an aggregate principal amount not to exceed $1,000,000 at any one time outstanding or (ii) so long as the proceeds of such loan or advance are substantially contemporaneously contributed to the Borrower for the purchase of such Capital Stock;

(i)          Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business;

(j)         Investments consisting of (or resulting from) Indebtedness permitted under Section 6.01 (other than Indebtedness permitted under Sections 6.01(b) and (h)), Permitted Liens, Restricted Payments permitted under Section 6.04 (other than Section 6.04(a)(ix)), Restricted Debt Payments permitted by Section 6.04 and mergers, consolidations, amalgamations, liquidations, windings up, dissolutions or Dispositions permitted by Section 6.07 (other than Section 6.07(a), Section 6.07(b) (if made in reliance on clause (ii) therein), Section 6.07(c)(ii) (if made in reliance on clause (B) therein), Section 6.07(g), Section 6.07(o), and Section 6.07(t));

(k)          Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers;

(l)          Investments (including debt obligations and Capital Stock) received (i) in connection with the bankruptcy or reorganization of any Person, (ii) in settlement of delinquent obligations of, or other disputes with, customers, suppliers and other account debtors arising in the ordinary course of business, (iii) upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment and/or (iv) as a result of the settlement, compromise, resolution of litigation, arbitration or other disputes;

(m)        loans and advances of payroll payments or other compensation to present or former employees, directors, members of management, officers, managers or consultants of any Parent Company (to the extent such payments or other compensation relate to services provided to such Parent Company (but excluding, for the avoidance of doubt, the portion of any such amount, if any, attributable to the ownership or operations of any subsidiary of any Parent Company other than the Borrower and/or its subsidiaries)), the Borrower and/or any subsidiary in the ordinary course of business;

(n)          Investments to the extent that payment therefor is made solely with Capital Stock of any Parent Company or Qualified Capital Stock of the Borrower or any Restricted Subsidiary, in each case, to the extent not resulting in a Change of Control;

(o)        (i) Investments of any Restricted Subsidiary acquired after the Closing Date, or of any Person acquired by, or merged into or consolidated or amalgamated with, the Borrower or any Restricted Subsidiary after the Closing Date, in each case as part of an Investment otherwise permitted by this Section 6.06 to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of the relevant acquisition, merger, amalgamation or consolidation and (ii) any modification, replacement, renewal or extension of any Investment permitted under clause (i) of this Section 6.06(o) so long as no such modification, replacement, renewal or extension thereof increases the original amount of such Investment except as otherwise permitted by this Section 6.06;

(p)          (i) Investments on the Closing Date made in connection with the Transactions and (ii) to the extent applicable, Investments on the Second Amendment Effective Date necessary to consummate the Second Amendment Effective Date Transactions;

(q)          Investments made after the Closing Date by the Borrower and/or any of its Restricted Subsidiaries in an aggregate amount at any time outstanding not to exceed:

(i)          (A) the greater of $6,500,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, plus (B) at the election of the Borrower, the amount of Restricted Payments then permitted to be made by the Borrower or any Restricted Subsidiary in reliance on Section 6.04(a)(x) or, without duplication, Restricted Debt Payments then permitted to be made in reliance on Section 6.04(b)(iv) (it being understood that any amount utilized under this clause (B) to make an Investment shall result in a reduction in availability under Section 6.04(a)(x) and Section 6.04(b)(iv)), plus

(ii)         in the event that (A) the Borrower or any of its Restricted Subsidiaries makes any Investment after the Closing Date in any Person that is neither a Restricted Subsidiary nor a Consolidated APC and (B) such Person subsequently becomes a Loan Party, an amount equal to 100% of the fair market value of such Investment as of the date on which such Person becomes a Loan Party;

(r)          Investments made after the Closing Date by the Borrower and/or any of its Restricted Subsidiaries in an aggregate outstanding amount not to exceed (i) the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (r)(i) and/or (ii) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower elects to apply to this clause (r)(ii);

(s)          (i) Guarantees of leases (other than Capital Leases) or of other obligations not constituting Indebtedness and (ii) Guarantees of the lease obligations of suppliers, customers, franchisees and licensees of the Borrower and/or its Restricted Subsidiaries, in each case, in the ordinary course of business;

(t)         Investments in any Parent Company in amounts and for purposes for which Restricted Payments to such Parent Company are permitted under Section 6.04(a); provided that any Investment made as provided above in lieu of any such Restricted Payment shall reduce availability under the applicable Restricted Payment basket under Section 6.04(a);

(u)          [reserved];

(v)         Investments in subsidiaries in connection with internal reorganizations and/or restructurings and activities related to tax planning; provided that, after giving effect to any such reorganization, restructuring or activity, neither the Loan Guaranty, taken as a whole, nor the security interest of the Administrative Agent in the Collateral, taken as a whole, is materially impaired;

(w)         Investments under any Derivative Transaction of the type permitted under Section 6.01(s);

(x)          Investments made in connection with any Permitted Practice Subsidiary Restructuring; provided that the aggregate amount of Investments made in Non-Consolidated APCs pursuant to this clause (x), shall not exceed $5,000,000;

(y)          Investments made in joint ventures as required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture agreements and similar binding arrangements entered into in the ordinary course of business;

(z)         Investments made in connection with any nonqualified deferred compensation plan or arrangement for any present or former employee, director, member of management, officer, manager or consultant or independent contractor (or any Immediate Family Member thereof) of any Parent Company, the Borrower, its subsidiaries and/or any joint venture;

(aa)        Investments in the Borrower, any Restricted Subsidiary and/or joint venture in connection with intercompany cash management arrangements and related activities in the ordinary course of business; provided that the aggregate amount of Investments made in Persons that are not Loan Parties under this Section 6.06(b)(aa), together with the aggregate amount of (A) consideration paid in reliance on clause (a) of the proviso to the definition of “Permitted Acquisition” and (B) Investments made in Persons that are not Loan Parties under Section 6.06(b)(iii), shall not exceed the Specified Investment Cap;

(bb)        Investments so long as, after giving effect thereto on a Pro Forma Basis, the Total Net Leverage Ratio does not exceed 4.50:1.00;

(cc)       ~~any Investment made by any Unrestricted Subsidiary prior to the date on which such Unrestricted Subsidiary is designated as a Restricted Subsidiary so long as the relevant Investment was not made in contemplation of the designation of such Unrestricted Subsidiary as a Restricted Subsidiary; and~~[reserved]; and

(dd)        Investments consisting of the non-exclusive licensing in the ordinary course of business or contribution of IP Rights pursuant to joint marketing arrangements with other Persons.

Notwithstanding anything to the contrary in this Section 6.06, ~~(A)~~ this Section 6.06 shall not permit any IP Separation Transaction ~~and (B) the aggregate amount of assets held by all Subsidiaries that are designated as Unrestricted Subsidiaries together with the aggregate amount of Investments in Unrestricted Subsidiaries shall not exceed the $10,000,000 in the aggregate.~~.

Section 6.07.      Fundamental Changes; Disposition of Assets.  Other than as part of any Permitted Practice Subsidiary Restructuring, the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve themselves (or suffer any liquidation or dissolution), or make any Disposition of any assets having a fair market value in excess of $2,000,000 in a single transaction or a series of related transactions (or, in the case of any single transaction or a series of related transactions from and after the Second Amendment Effective Date, $1,000,000) and in excess of $5,000,000 in the aggregate for all such transactions (or, in the case of all such transactions from and after the Second Amendment Effective Date, $2,000,000), except:

(a)         any Restricted Subsidiary may be merged, consolidated or amalgamated with or into the Borrower or any other Restricted Subsidiary; provided that (i) in the case of any such merger, consolidation or amalgamation with or into the Borrower or any Delaware LLC Division relating to the Borrower, (A) the Borrower shall be the continuing or surviving Person or (B) if the Person formed by or surviving any such merger, consolidation or amalgamation or Delaware LLC Division is not the Borrower (any such Person, the “Successor Borrower”), (x) the Successor Borrower shall be an entity organized or existing under the law of the U.S., any state thereof or the District of Columbia, (y) the Successor Borrower shall expressly assume the Obligations of the Borrower in a manner reasonably satisfactory to the Administrative Agent and the Lender Representative and (z) except as the Administrative Agent may otherwise agree, each Guarantor, unless it is the other party to such merger, consolidation or amalgamation, shall have executed and delivered a reaffirmation agreement with respect to its obligations under the Loan Guaranty and the other Loan Documents, it being understood and agreed that if the foregoing conditions under clauses (x) through (z) are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement and the other Loan Documents, and (ii) in the case of any such merger, consolidation or amalgamation with or into any Subsidiary Guarantor or any Delaware LLC Division relating to any Subsidiary Guarantor, either (A) the Borrower or a Subsidiary Guarantor shall be the continuing or surviving Person or the continuing or surviving Person shall expressly assume the obligations of such Subsidiary Guarantor in a manner reasonably satisfactory to the Administrative Agent and the Lender Representative or (B) the relevant transaction shall be treated as an Investment and shall comply with Section 6.06;

(b)          Dispositions (including of Capital Stock) among the Borrower and/or any Restricted Subsidiary (upon voluntary liquidation or otherwise); provided that any such Disposition made by any Loan Party to any Person that is not a Loan Party shall be (i) for fair market value (as reasonably determined by such Person) with at least 75% of the consideration for such Disposition consisting of Cash or Cash Equivalents at the time of such Disposition or (ii) treated as an Investment and otherwise made in compliance with Section 6.06 (other than in reliance on clause (j) thereof);

(c)          (i) the liquidation, dissolution or Delaware LLC Division of any Restricted Subsidiary if the Borrower determines in good faith that such liquidation, dissolution or Delaware LLC Division is in the best interests of the Borrower, is not materially disadvantageous to the Lenders and the Borrower or any Restricted Subsidiary receives any assets of the relevant dissolved or liquidated Restricted Subsidiary; provided that in the case of any liquidation, dissolution or Delaware LLC Division of any Loan Party that results in a distribution of assets to any Restricted Subsidiary that is not a Loan Party, such distribution shall be treated as an Investment and shall comply with Section 6.06 (other than in reliance on clause (j) thereof), (ii) any merger, amalgamation, dissolution, liquidation, consolidation or Delaware LLC Division, the purpose of which is to effect (A) any Disposition otherwise permitted under this Section 6.07 (other than clause (a), clause (b) or this clause (c)) or (B) any Investment permitted under Section 6.06 and (iii) the conversion of the Borrower or any Restricted Subsidiary into another form of entity, so long as such conversion does not adversely affect the value of the Loan Guaranty or Collateral, if any;

(d)          (i) Dispositions of inventory or equipment or immaterial assets in the ordinary course of business (including on an intercompany basis) and (ii) the leasing or subleasing of real property in the ordinary course of business;

(e)        Dispositions of surplus, obsolete, used or worn out property or other property that, in the reasonable judgment of the Borrower, is (A) no longer useful in its business (or in the business of any Restricted Subsidiary of the Borrower) or (B) otherwise economically impracticable to maintain;

(f)          Dispositions in the ordinary course of business of Cash and/or Cash Equivalents and/or other assets that were Cash Equivalents when the relevant original Investment was made;

(g)         Dispositions, mergers, amalgamations, consolidations or conveyances that constitute (w) Investments permitted pursuant to Section 6.06 (other than Section 6.06(j)), (x) Permitted Liens and (y) Restricted Payments permitted by Section 6.04(a) (other than Section 6.04(a)(ix));

(h)         Dispositions for fair market value; provided that ~~with respect to any such Disposition with a purchase price in excess of $10,000,000,~~ at least 75% of the consideration for such Disposition shall consist of Cash or Cash Equivalents ~~(provided that for purposes of the 75% Cash consideration requirement, (i) the amount of any Indebtedness or other liabilities (other than Indebtedness or other liabilities that are subordinated (in right of payment or with respect to security) to the Obligations or that are owed to the Borrower or any Restricted Subsidiary) of the Borrower or any Restricted Subsidiary (as shown on such Person’s most recent balance sheet or statement of financial position (or in the notes thereto)) that are assumed by the transferee of any such assets and for which the Borrower and/or its applicable Restricted Subsidiary have been validly released by all relevant creditors in writing, (ii) the amount of any trade-in value applied to the purchase price of any replacement assets acquired in connection with such Disposition, (iii) any Security received by the Borrower or any Restricted Subsidiary from such transferee that is converted by such Person into Cash or Cash Equivalents (to the extent of the Cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition and (iv) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (iv) that is at that time outstanding, not in excess of $20,000,000 during the term of this Agreement, in each case, shall be deemed to be Cash);~~; provided, further, that (A) immediately prior to and after giving effect to such Disposition, as determined on the date on which the agreement governing such Disposition is executed, no Event of Default exists, (B) the Net Proceeds of such Disposition shall be applied and/or reinvested as (and to the extent) required by Section 2.11(b)(ii) and (C) this Section 6.07(h) shall not permit a Disposition of all or substantially all of the assets of the Borrower and its Restricted Subsidiaries;

(i)          to the extent that (i) the relevant property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of the relevant Disposition are promptly applied to the purchase price of such replacement property;

(j)          Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, buy/sell arrangements between joint venture or similar parties set forth in the relevant joint venture arrangements and/or similar binding arrangements;

(k)          Dispositions of notes receivable or accounts receivable in the ordinary course of business (including any discount and/or forgiveness thereof) or in connection with the collection or compromise thereof; provided that factoring or similar arrangements shall not be permitted pursuant to this clause (k);

(l)          Dispositions and/or terminations of leases, subleases, licenses or sublicenses (including the provision of software under any open source license), (i) the Disposition or termination of which will not materially interfere with the business of the Borrower and its Restricted Subsidiaries or (ii) which relate to closed facilities or the discontinuation of any product line;

(m)       (i) any termination of any lease in the ordinary course of business, (ii) any expiration of any option agreement in respect of real or personal property and (iii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort) in the ordinary course of business;

(n)          Dispositions of property subject to foreclosure, casualty, eminent domain or condemnation proceedings (including in lieu thereof or any similar proceeding);

(o)          Dispositions or consignments of equipment, inventory or other assets (including leasehold interests in real property) with respect to facilities that are temporarily not in use, held for sale or closed;

(p)          ~~[reserved]~~to the extent applicable, the consummation of the Second Amendment Effective Date Transactions on the Second Amendment Effective Date;

(q)        Dispositions of non-core assets acquired in connection with any acquisition permitted hereunder and sales of Real Estate Assets acquired in any acquisition permitted hereunder which, within 90 days of the date of such acquisition, are designated in writing to the Administrative Agent as being held for sale and not for the continued operation of the Borrower or any of its Restricted Subsidiaries or any of their respective businesses; provided that (A) no Event of Default exists on the date on which the definitive agreement governing the relevant Disposition is executed, (B) such Dispositions are for fair market value and (C) the Net Proceeds of such Disposition shall be applied and/or reinvested as (and to the extent) required by Section 2.11(b)(ii);

(r)          exchanges or swaps, including transactions covered by Section 1031 of the Code (or any comparable provision of any foreign jurisdiction), of assets so long as any such exchange or swap is made for fair value (as reasonably determined by the Borrower) for like assets; provided that upon the consummation of any such exchange or swap by any Loan Party, to the extent the assets received do not constitute an Excluded Asset, the Administrative Agent has a perfected Lien with the same priority as the Lien held on the Real Estate Assets so exchanged or swapped;

(s)          [reserved];

(t)          (i) non-exclusive licensing and cross-licensing arrangements involving any technology, intellectual property or IP Rights of the Borrower or any Restricted Subsidiary in the ordinary course of business and (ii) Dispositions, abandonments, cancellations or lapses of IP Rights, or issuances or registrations, or applications for issuances or registrations, of IP Rights, which, in the reasonable good faith determination of the Borrower, are not material to the conduct of the business of the Borrower or its Restricted Subsidiaries, or are no longer economical to maintain in light of its use;

(u)          terminations or unwinds of Derivative Transactions;

(v)          [reserved];

(w)       Dispositions of Real Estate Assets and related assets in the ordinary course of business in connection with relocation activities for directors, officers, employees, members of management, managers or consultants of any Parent Company, the Borrower and/or any Restricted Subsidiary; provided that such Dispositions do not exceed $5,000,000 in the aggregate;

(x)          Dispositions made to comply with any order of any Governmental Authority or any applicable Requirement of Law;

(y)          any merger, consolidation, Disposition or conveyance the sole purpose of which is to reincorporate or reorganize (i) any Domestic Subsidiary in another jurisdiction in the U.S. and/or (ii) any Foreign Subsidiary in the U.S. or any other jurisdiction;

(z)          any sale of motor vehicles and information technology equipment purchased at the end of an operating lease and resold thereafter;

(aa)        [reserved]; and

(bb)       Dispositions in connection with Sale and Lease-Back Transactions; provided that, in the case of this clause (bb), the fair market value of all property so Disposed of after the Closing Date shall not exceed the greater of $5,000,000 and 7.5% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period.

Dispositions in connection with Sale and Lease-Back Transactions may be made solely under clause (bb) of this Section 6.07 and not under any other clause.

To the extent that any Collateral is Disposed of as expressly permitted by this Section 6.07, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, which Liens shall be automatically released upon the consummation of such Disposition; it being understood and agreed that the Administrative Agent shall be authorized to take, and shall take, any actions deemed appropriate in order to effect the foregoing in accordance with Article 8 hereof; provided, that in the case of a Disposition made to any Loan Party, the relevant transferred assets shall become part of the Collateral of the transferee Loan Party (except to the extent such assets constitute Excluded Assets of such transferee Loan Party).

Notwithstanding the foregoing, this Section 6.07 shall not permit any IP Separation Transaction.

Section 6.08.        [Reserved].

Section 6.09.        Transactions with Affiliates.  The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) involving payment in excess of $1,000,000 in any individual transaction (it being understood that the threshold set forth above shall not apply to exempt more than $5,000,000 of payments (excluding, for the avoidance of doubt, any payment permitted in reliance on the proviso below) from the application of this Section 6.09) with any of their respective Affiliates on terms that are less favorable to the Borrower or such Restricted Subsidiary, as the case may be (as reasonably determined by the Borrower), than those that might be obtained at the time in a comparable arm’s-length transaction from a Person who is not an Affiliate; provided that the foregoing restriction shall not apply to:

(a)          any transaction between or among the Borrower and/or one or more Restricted Subsidiaries and/or Affiliated Practices (or any entity that becomes a Restricted Subsidiary or Affiliated Practice as a result of such transaction) to the extent permitted or not restricted by this Agreement;

(b)         any issuance, sale or grant of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of employment arrangements, stock options and stock ownership plans approved by the board of directors (or equivalent governing body) of any Parent Company or of the Borrower or any Restricted Subsidiary;

(c)        (i) any collective bargaining, employment or severance agreement or compensatory (including profit sharing) arrangement entered into by the Borrower or any of its Restricted Subsidiaries with their respective current or former officers, directors, members of management, managers, employees, consultants or independent contractors or those of any Parent Company, (ii) any subscription agreement or similar agreement pertaining to the repurchase of Capital Stock pursuant to put/call rights or similar rights with current or former officers, directors, members of management, managers, employees, consultants or independent contractors and (iii) transactions pursuant to any employee compensation, benefit plan, stock option plan or arrangement, any health, disability or similar insurance plan which covers current or former officers, directors, members of management, managers, employees, consultants or independent contractors or any employment contract or arrangement;

(d)          (i) transactions permitted by Sections 6.01(d), (o) and (ee), 6.04 and 6.06(h), (m), (o), (t), (v), (y), (z) and (aa) and (ii) issuances of Capital Stock and issuances and incurrences of Indebtedness not restricted by this Agreement;

(e)          transactions in existence on the Closing Date and any amendment, modification or extension thereof to the extent such amendment, modification or extension, taken as a whole, is not (i) materially adverse to the Lenders or (ii) more disadvantageous to the Lenders than the relevant transaction in existence on the Closing Date;

(f)          (i) ~~so long as no Event of Default under Sections 7.01(a), 7.01(f) or 7.01(g) then exists or would result therefrom, the payment of management, monitoring, consulting, advisory and similar fees to any Investor in an amount not to exceed the greater of $1,300,000 and 2% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period per Fiscal Year~~the payment of all indemnification obligations owed to any Investor and any of their respective directors, officers, members of management, managers, employees and consultants, and (ii) the payment or reimbursement of all ~~indemnification obligations and~~ expenses owed to any Investor and any of their respective directors, officers, members of management, managers, employees and consultants, ~~in each case of clauses (i) and~~ (ii) whether currently due or paid in respect of accruals from prior periods, provided that the aggregate amount of expenses that may be paid in any Fiscal Year in reliance on this clause (f)(ii) shall not exceed $500,000;

(g)          the Transactions, including the payment of Transaction Costs;

(h)          ~~ordinary course compensation to Affiliates in connection with financial advisory, financing, underwriting or placement services or in respect of other investment banking activities and other transaction fees, which payments are approved by the majority of the members of the board of directors (or similar governing body) or a majority of the disinterested members of the board of directors (or similar governing body) of the Borrower in good faith and do not to exceed 1.00% of the value of the gross cash consideration with respect to transactions with respect to which the applicable Affiliate provided any transaction, advisory or other services;~~[reserved];

(i)          Guarantees permitted by Section 6.01 or Section 6.06;

(j)          transactions among Holdings, the Borrower and its Restricted Subsidiaries and/or any Affiliated Practice that are otherwise permitted (or not restricted) under this Article 6;

(k)          the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, members of the board of directors (or similar governing body), officers, employees, members of management, managers, consultants and independent contractors of the Borrower and/or any of its Restricted Subsidiaries in the ordinary course of business and, in the case of payments to such Person in such capacity on behalf of any Parent Company, to the extent attributable to the operations of the Borrower or its subsidiaries;

(l)          transactions with customers, clients, suppliers, joint ventures, purchasers or sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business, which are (i) fair to the Borrower and/or its applicable Restricted Subsidiary in the good faith determination of the board of directors (or similar governing body) of the Borrower or the senior management thereof or (ii) on terms at least as favorable as might reasonably be obtained from a Person other than an Affiliate;

(m)         the payment of reasonable out-of-pocket costs and expenses related to registration rights and customary indemnities provided to shareholders under any shareholder agreement;

(n)          (i) any purchase by Holdings of the Capital Stock of (or contribution to the equity capital of) the Borrower and (ii) any intercompany loan made by Holdings to the Borrower or any Restricted Subsidiary and/or any Affiliated Practice;

~~(o) any transaction in respect of which the Borrower delivers to the Administrative Agent and the Lender Representative a letter addressed to the board of directors (or equivalent governing body) of the Borrower from an accounting, appraisal or investment banking firm of nationally recognized standing stating that such transaction is on terms that are either (i) no less favorable to the Borrower or the applicable Restricted Subsidiary than might be obtained at the time in a comparable arm’s length transaction from a Person who is not an Affiliate or (ii) fair to the Borrower or the relevant Restricted Subsidiary from a financial point of view;~~

(o)          [reserved];

(p)          any transaction consummated in connection with any Permitted Practice Subsidiary Restructuring;

(q)          any transaction (or series of related transactions) approved by a majority of the disinterested directors (or members of any similar governing body) of the Borrower or the Parent;

(r)          any investment by any Investor or Parent Company in securities or Indebtedness of the Borrower and/or any Guarantor;

(s)          any payment to or from, and/or any transaction with, any joint venture in the ordinary course of business or consistent with past practice, industry practice or industry norms (including, any cash management activity related thereto);

(t)          ~~[reserved]; and~~the Second Amendment Effective Date Transactions and the incurrence of, and performance of obligations under, any Specified Junior Debt (subject to the parameters set forth in Section 6.01(w), Section 6.04(c) and Section 6.12(b)); and

(u)          (i) any Investment by any Affiliate in the Loans, loans, securities or other Indebtedness of the Borrower and/or any Restricted Subsidiary (and payment of reasonable out-of-pocket expenses incurred by such Affiliates in connection therewith) so long as the investment is being offered by the Borrower or such Restricted Subsidiary generally to other investors on the same or more favorable terms and (ii) payments and/or distributions to Affiliates in respect of the Loans, loans, securities or Indebtedness of the Borrower or any Restricted Subsidiary in connection with the securities and other Indebtedness contemplated in the foregoing subclause (i) or that were acquired from Persons other than the Borrower and the Restricted Subsidiaries, in each case, in accordance with the terms of such securities or Indebtedness.

Section 6.10.        Conduct of Business.  From and after the Closing Date, the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, engage in any material line of business other than (a) the businesses engaged in by the Borrower or any Restricted Subsidiary on the Closing Date and similar, incidental, complementary, ancillary or related businesses and (b) such other lines of business to which the Administrative Agent may consent.

Section 6.11.        Amendments or Waivers of Certain Documents.

(a)         The Borrower shall not, nor shall it permit any Subsidiary Guarantor to, amend or modify their respective Organizational Documents, in each case in a manner that is materially adverse to the Lenders (in their capacities as such), taken as a whole, without obtaining the prior written consent of the Administrative Agent and the Lender Representative; provided that, for purposes of clarity, it is understood and agreed that the Borrower and/or any Subsidiary Guarantor may effect a change to its organizational form and/or consummate any other transaction that is permitted under Section 6.07.

(b)         Except as may be required in accordance with any applicable Requirement of Law, the Borrower shall not, nor shall it permit any Subsidiary Guarantor to, amend or modify any Management Services Agreement, Therapy Director Agreement, any Securities Transfer Restriction Agreement and/or any Practice Loan Agreement, in any case, in a manner that (i) is materially adverse to the business of the Borrower and its subsidiaries, taken as a whole, or (ii) is materially adverse to the interests of the Lenders in their respective capacities as such; provided that it is understood and agreed for the avoidance of doubt that (A) any amendment, modification or other change to the management or other similar fee owing under any Management Services Agreement made in the reasonable business judgment of the relevant Loan Party, (B) any amendment, modification or change to any interest rate or repayment and/or prepayment provision in any Practice Loan Agreement and/or (C) any amendment, modification or change to any Management Services Agreement, Therapy Director Agreement, any Securities Transfer Restriction Agreement and/or any Practice Loan Agreement made in the ordinary course of business shall not, in each case, be restricted by this Section 6.11(b)(ii).

(c)          The Borrower shall not permit any amendment or modification to any of the Preferred Shares ~~Certificate~~Certificates of Designation in a manner that is materially adverse to the Lenders (in their capacities as such), taken as a whole, without obtaining the prior written consent of the Administrative Agent and the Lender Representative.  It is understood and agreed that the amendment to the Series A Certificate of Designation on the Second Amendment Effective Date, in the form delivered pursuant to Section 6(e) of the Second Amendment, does not violate this Section 6.11(c).

Section 6.12.        Amendments of or Waivers with Respect to Restricted Debt~~.~~   and Specified Junior Debt.

(a)         The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, amend or otherwise modify the terms of any Restricted Debt (or the documentation governing any Restricted Debt) (a) if the effect of such amendment or modification, together with all other amendments or modifications made, is materially adverse to the interests of the Lenders (in their capacities as such) or (b) in violation of any Intercreditor Agreement or the subordination terms set forth in the definitive documentation governing any Restricted Debt; provided that, for purposes of clarity, it is understood and agreed that (i) the foregoing limitation shall not otherwise prohibit any Refinancing Indebtedness or any other replacement, refinancing, amendment, supplement, modification, extension, renewal, restatement or refunding of any Restricted Debt, in each case, that is permitted under this Agreement in respect thereof and (ii) this clause (a) shall not apply to any Specified Junior Debt, which shall be governed by Section 6.12(b) below.

(b)         Holdings and the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, amend, restate, waive, supplement or otherwise modify the terms of the Second Lien PIK Notes, the Second Lien Note Documents or any agreement, document or instrument evidencing or relating to any other Specified Junior Debt if such amendment, restatement, waiver, supplement or other modification is adverse to the interests of the Lenders or violates the Second Lien Intercreditor and Subordination Agreement, in each case, without the prior written consent of the Administrative Agent and the Lender Representative; it being understood and agreed that (i) the amendment, restatement, waiver, supplement or other modification of the Second Lien PIK Notes, the Second Lien Note Documents or any other agreement evidencing or relating to any other Specified Junior Debt solely to the extent that such amendment, restatement, waiver, supplement or other modification is made to permit or implement the incurrence of any Indebtedness thereunder that is permitted by Section 6.01(w) is not restricted by this Section 6.12(b) and (ii) the amendment, restatement, waiver, supplement or other modification of Article 10 of the Second Lien Note Purchase Agreement with respect to, or any other provision thereof governing, the conversion or exchange of Second Lien PIK Notes into capital stock of Parent and/or any direct or indirect parent company thereof is not restricted by this Section 6.12(b) solely to the extent that such amendment, restatement, waiver, supplement or other modification is made to permit or implement or otherwise relates specifically to the conversion or exchange of Second Lien PIK Notes into capital stock of Parent and/or any direct or indirect parent company thereof.

Section 6.13.       Fiscal Year.  The Borrower shall not change its Fiscal Year-end to a date other than December 31; provided that the Borrower may, upon written notice to the Administrative Agent, change the Fiscal Year-end of the Borrower to another date, in which case the Borrower and the Administrative Agent will, and are hereby authorized to, make any adjustments to this Agreement that are necessary to reflect such change in Fiscal Year.

Section 6.14.        Permitted Activities of Holdings.  Holdings shall not:

(a)          incur any Indebtedness for borrowed money other than (i) the Indebtedness permitted to be incurred by Holdings under the Loan Documents, the Second Lien Note Documents or otherwise in connection with the Transactions and/or the documentation governing any other Specified Junior Debt and (ii) Guarantees of Indebtedness or other obligations of the Borrower and/or any Restricted Subsidiary that are otherwise permitted hereunder;

(b)         create or suffer to exist any Lien on any asset now owned or hereafter acquired by it other than (i) the Liens created under the Collateral Documents, the Note Documents (as defined in the Second Lien Note Purchase Agreement) and/or the documentation governing any other Specified Junior Debt, (ii) any other Lien created in connection with the Transactions, (iii) Permitted Liens on the Collateral that are secured on a pari passu or junior basis with the Secured Obligations, so long as such Permitted Liens secure Guarantees permitted under clause (a)(ii) above and the underlying Indebtedness subject to such Guarantee is permitted to be secured on the same basis pursuant to Section 6.02 and (iv) Liens of the type permitted under Section 6.02 (other than in respect of debt for borrowed money);

(c)        consolidate or amalgamate with, or merge with or into, or convey, sell or otherwise transfer all or substantially all of its assets to, any Person; provided that, so long as no Default or Event of Default exists or would result therefrom, Holdings may consolidate or amalgamate with, or merge with or into, any other Person (other than the Borrower or any of its subsidiaries) so long as Holdings is the continuing or surviving Person; or

(d)          Holdings shall not create or acquire any directly owned Subsidiary other than the Borrower.

Notwithstanding the foregoing, Holdings shall not be permitted to incur any Indebtedness for borrowed money that is (i) pari passu with (except as permitted by Section 2.22(a)(xv)) or senior to the Revolving Facility in right of payment or (ii) secured by liens on the Collateral that are senior in right of priority to the Liens securing the Revolving Facility.

Section 6.15.        Financial Covenant.

(a)          Minimum Liquidity Covenant.

(i)          On the last day of each Fiscal Quarter (commencing with the Fiscal Quarter ending after the Closing Date until and including the Fiscal Quarter ending ~~March~~December 31, 2024, each such date, a “Liquidity Covenant Test Date”), the average Liquidity of the Borrower and its Restricted Subsidiaries, taken as a whole, for the 45 consecutive days preceding the last day of the applicable Fiscal Quarter shall not be less than ~~$30,000,000~~the corresponding amount set forth below for such Test Period (this clause (a)(i), the “Minimum Liquidity Covenant”)~~.~~  :

Test Period Ending:	Minimum Liquidity
March 31, 2022	$30,000,000
June 30, 2022	$30,000,000
September 30, 2022	$30,000,000
December 31, 2022	$30,000,000
March 31, 2023	$30,000,000
June 30, 2023	$25,000,000
September 30, 2023	$15,000,000
December 31, 2023	$15,000,000
March 31, 2024	$10,000,000
June 30, 2024	$10,000,000
September 30, 2024	$10,000,000
December 31, 2024	$10,000,000

(ii)          Notwithstanding anything to the contrary in this Agreement (including Article 7), upon any failure by the Borrower to comply with Section 6.15(a)(i) above as of any Liquidity Covenant Test Date, the Borrower shall have the right (the “Liquidity Covenant Cure Right”) (at any time during such Fiscal Quarter or thereafter until the date that is 15 Business Days after the last day of the applicable Fiscal Quarter (such period a “Liquidity Covenant Cure Period”)) to issue Qualified Capital Stock or other equity (such other equity to be on terms reasonably acceptable to the Administrative Agent and the Lender Representative) for Cash or otherwise receive Cash contributions in respect of its Qualified Capital Stock (the “Liquidity Covenant Cure Amount”), and thereupon the Borrower’s compliance this Section 6.15(a)(i) shall be recalculated giving effect to a pro forma increase in Liquidity by an amount equal to the Liquidity Covenant Cure Amount.  If, after giving effect to the foregoing recalculation, the requirements of Section 6.15(a)(i) would be satisfied, then the requirements of Section 6.15(a)(i) shall be deemed satisfied as of the Liquidity Covenant Test Date with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of Section 6.15(a)(i) that had occurred (or would have occurred) shall be deemed cured for the purposes of this Agreement.  Notwithstanding anything herein to the contrary,

(A)         in each four consecutive Fiscal Quarter period, the Liquidity Covenant Cure Right shall not be exercised more than two times (it being understood that, subject to clause (B), the Liquidity Covenant Cure Amount may be exercised in consecutive Fiscal Quarters),

(B)         during the term of this Agreement, the Liquidity Covenant Cure Right shall not be exercised more than five times in total (it being understood that exercise of the Liquidity Covenant Cure Right shall reduce the number of times the Leverage Covenant Cure Right may be exercised under Section 6.15(b)(ii)),

(C)         the Liquidity Covenant Cure Amount shall be no greater than the amount required for the purpose of complying with Section 6.15(a)(i),

~~(D) upon the Administrative Agent’s and Lender Representative’s receipt of a written notice from the Borrower that the Borrower intends to exercise the Liquidity Covenant Cure Right (a “Notice of Intent to Cure Liquidity Covenant”) until the 15th Business Day following the date on which financial statements for the Fiscal Quarter to which such Notice of Intent to Cure Liquidity Covenant relates are required to be delivered pursuant to Sections 5.01(a) or (b), as applicable, neither the Administrative Agent (nor any sub-agent therefor) nor any Lender shall exercise any right to accelerate the Loans or terminate the Revolving Credit Commitments, and none of the Administrative Agent (nor any sub-agent therefor) nor any Lender or Secured Party shall exercise any right to foreclose on or take possession of the Collateral or any other right or remedy under the Loan Documents solely on the basis of the relevant Event of Default under Section 6.15(a)(i),~~

(D)         [reserved],

(E)         there shall be no pro forma or other reduction of the amount of Indebtedness by the amount of any Liquidity Covenant Cure Amount for purposes of determining compliance with Section 6.15(a) for the Fiscal Quarter in respect of which the Liquidity Covenant Cure Right was exercised (other than, with respect to any future period, to the extent of any portion of such Liquidity Covenant Cure Amount that is actually applied to repay Loans and such Liquidity Covenant Cure Amount shall only constitute part of the Unrestricted Cash Amount for any such future period to the extent it meets the requirements of the Unrestricted Cash Amount in such future period),

(F)        during any Test Period in which any Liquidity Covenant Cure Amount is included in the calculation of Consolidated Adjusted EBITDA as a result of any exercise of the Liquidity Covenant Cure Right, such Cure Amount shall be disregarded for purposes of determining (A) whether any financial ratio-based condition to the availability of any carve-out set forth in Article 6 of this Agreement has been satisfied or (B) the Applicable Rate,

(G)        the amount of any Liquidity Covenant Cure Amount shall be included in the calculation of Liquidity for the applicable Liquidity Covenant Test Date for all purposes of determining compliance with Section 6.15(a) so long as such Liquidity Covenant Cure Amount constitutes Cash permitted to be included in the Unrestricted Cash Amount, and

(H)        no Revolving Lender or Issuing Bank shall be required to make any Revolving Loan, Swingline Loan or issue any Letter of Credit from and after such time ~~as the Administrative Agent has received the Notice of Intent to Cure Liquidity Covenant~~a Liquidity Report is delivered pursuant to Section 5.01(d) hereof demonstrating a failure to comply with Section 6.15(a)(i) or a Liquidity Report is required to be delivered pursuant to Section 5.01(d) and is not so delivered unless and until the Liquidity Covenant Cure Amount is actually received.

(b)          ~~Secured~~First Lien Net Leverage Ratio.

(i)          On the last day of each Test Period (commencing with the Fiscal Quarter ending ~~June 30~~March 31, ~~2024~~2025), the Borrower shall not permit the ~~Secured~~First Lien Net Leverage Ratio to exceed the corresponding ratio set forth below for such Test Period (this clause (b)(i), the “Maximum ~~Secured~~First Lien Net Leverage Covenant”)~~.~~:

Test Period Ending:	~~Secured~~First Lien Net Leverage Ratio
~~June 30~~March 31, ~~2024~~2025	~~7.00~~11.00:1.00
~~September~~June 30, ~~2024~~2025	~~6.75~~10.00:1.00
~~December 31, 2024~~September 30, 2025	~~6.75~~9.00:1.00
~~Thereafter~~December 31, 2025	~~6.25~~8.00:1.00
March 31, 2026	7.50:1.00
June 30, 2026 and thereafter	7.00:1.00

(ii)         Notwithstanding anything to the contrary in this Agreement (including Article 7), upon any failure by the Borrower to comply with Section 6.15(b)(i) above as of any applicable Test Period, the Borrower shall have the right (the “Leverage Covenant Cure Right”) (at any time during such Fiscal Quarter or thereafter until the date that is 15 Business Days after the date on which financial statements for such Fiscal Quarter are required to be delivered pursuant to Sections 5.01(a) or (b), as applicable (such period, a “Leverage Covenant Cure Period”)) to issue Qualified Capital Stock or other equity (such other equity to be on terms reasonably acceptable to the Administrative Agent and the Lender Representative) for Cash or otherwise receive Cash contributions in respect of its Qualified Capital Stock (the “Leverage Covenant Cure Amount”), and thereupon the Borrower’s compliance this Section 6.15(b)(i) shall be recalculated giving effect to a pro forma increase in the amount of Consolidated Adjusted EBITDA by an amount equal to the Leverage Covenant Cure Amount (notwithstanding the absence of a related addback in the definition of “Consolidated Adjusted EBITDA”) solely for the purpose of determining compliance with Section 6.15(b)(i) as of the end of such Fiscal Quarter and for applicable subsequent periods that include such Fiscal Quarter.  If, after giving effect to the foregoing recalculation (but not, for the avoidance of doubt, taking into account any immediate repayment of Indebtedness in connection therewith), the requirements of Section 6.15(b)(i) would be satisfied, then the requirements of Section 6.15(b)(i) shall be deemed satisfied as of the applicable test date with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of Section 6.15(b)(i) that had occurred (or would have occurred) shall be deemed cured for the purposes of this Agreement.  Notwithstanding anything herein to the contrary,

(A)         in each four consecutive Fiscal Quarter period, the Leverage Covenant Cure Right shall not be exercised more than two times (it being understood that, subject to clause (B), the Leverage Covenant Cure Amount may be exercised in consecutive Fiscal Quarters); provided that, if the Liquidity Covenant Cure Right was exercised two times in a four consecutive Fiscal Quarter period, (1) the Leverage Covenant Cure Right shall not be exercised more than once in any four consecutive Fiscal Quarter period and (2) the Leverage Covenant Cure Right shall not be exercised in any four consecutive Fiscal Quarter period in which the Liquidity Covenant Cure Right was exercised,

(B)          during the term of this Agreement, the Leverage Covenant Cure Right and the Liquidity Covenant Cure Right shall not be exercised more than five times in total,

(C)          the Leverage Covenant Cure Amount shall be no greater than the amount required for the purpose of complying with Section 6.15(b)(i),

~~(D) upon the Administrative Agent’s receipt of a written notice from the Borrower that the Borrower intends to exercise the Leverage Covenant Cure Right (a “Notice of Intent to Cure Leverage Covenant”) until the 15th Business Day following the date on which financial statements for the Fiscal Quarter to which such Notice of Intent to Cure Leverage Covenant relates are required to be delivered pursuant to Sections 5.01(a) or (b), as applicable, neither the Administrative Agent (nor any sub-agent therefor) nor any Lender shall exercise any right to accelerate the Loans or terminate the Revolving Credit Commitments, and none of the Administrative Agent (nor any sub-agent therefor) nor any Lender or Secured Party shall exercise any right to foreclose on or take possession of the Collateral or any other right or remedy under the Loan Documents solely on the basis of the relevant Event of Default under Section 6.15(b)(i),~~

(D)         [reserved],

(E)        there shall be no pro forma or other reduction of the amount of Indebtedness by the amount of any Leverage Covenant Cure Amount for purposes of determining compliance with Section 6.15(a) or (b) for the Fiscal Quarter in respect of which the Leverage Covenant Cure Right was exercised (other than, with respect to any future period, to the extent of any portion of such Cure Amount that is actually applied to repay Indebtedness),

(F)         during any Test Period in which any Leverage Covenant Cure Amount is included in the calculation of Consolidated Adjusted EBITDA as a result of any exercise of the Leverage Covenant Cure Right, such Leverage Covenant Cure Amount shall be disregarded for purposes of determining (A) whether any financial ratio-based condition to the availability of any carve-out set forth in Article 6 of this Agreement has been satisfied or (B) the Applicable Rate or the Commitment Fee Rate, and

(G)       no Revolving Lender or Issuing Bank shall be required to make any Revolving Loan, Swingline Loan or issue any Letter of Credit from and after such time as ~~the Administrative Agent has received the Notice of Intent to Cure Leverage Covenant~~financial statements are delivered pursuant to Section 5.01(a) or (b) demonstrating, in either case, a failure to comply with Section 6.15(a)(ii) or such financial statements are required to be delivered pursuant to either Section 5.01(a) or (b) and are not so delivered, unless and until the Leverage Covenant Cure Amount is actually received.

ARTICLE 7

EVENTS OF DEFAULT

Section 7.01.        Events of Default.  If any of the following events (each, an “Event of Default”) shall occur:

(a)          Failure To Make Payments When Due.  Failure by the Borrower to pay (i) any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or (ii) any interest on any Loan or any fee or any other amount due hereunder within five Business Days after the date due; or

(b)          Default in Other Agreements.  (i) Failure by the Borrower or any of its Restricted Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of third party Indebtedness for borrowed money of such Person (other than Indebtedness referred to in clause (a) above) with an aggregate outstanding principal amount exceeding the Threshold Amount, in each case beyond the grace period, if any, provided therefor~~;~~  or (ii) breach or default by the Borrower or any of its Restricted Subsidiaries with respect to any other term of (A) one or more items of third-party Indebtedness for borrowed money of such Person with an aggregate outstanding principal amount exceeding the Threshold Amount or (B) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness (other than, for the avoidance of doubt, with respect to Indebtedness consisting of Hedging Obligations, termination events or equivalent events pursuant to the terms of the relevant Hedge Agreement which are not the result of any default thereunder by any Loan Party or any Restricted Subsidiary), in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (with the giving of notice, if required) such Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; provided that clause (ii) of this paragraph (b) shall not apply to any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property securing such Indebtedness if such sale or transfer is permitted hereunder; provided, further, that any failure described under clauses (i) or (ii) above is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Article 7; or

(c)          Breach of Certain Covenants.  Failure of any Loan Party, as required by the relevant provision, to perform or comply with any term or condition contained in (A) Section 5.01(e)(i), Section 5.02 (as it applies to the preservation of the existence of the Borrower), or Article 6; it being understood and agreed that any breach of Sections 6.15(a)(i) or (b)(i) is subject to cure as provided in Sections 6.15(a)(ii), or (b)(ii), as applicable, and no Event of Default may arise under (i) Section 6.15(a), until the 15th Business Day after the last day of the relevant Fiscal Quarter (unless the Liquidity Covenant Cure Right has been exercised five times over the life of this Agreement and/or the Liquidity Covenant Cure Right has been exercised twice in the applicable four consecutive Fiscal Quarter period), and then only to the extent the applicable Cure Amount has not been received on or prior to such date, and (ii) Section 6.15(b), until the 15th Business Day after the day on which financial statements are required to be delivered for the relevant Fiscal Quarter under Sections 5.01(a) or (b), as applicable (unless the Liquidity Covenant Cure Right and the Leverage Covenant Cure Right have been exercised five times over the life of this Agreement and/or the Liquidity Covenant Cure Right and/or the Leverage Covenant Cure Right have been exercised twice in the applicable four consecutive Fiscal Quarter period, respectively), and then only to the extent the applicable Cure Amount has not been received on or prior to such date; or (B) Sections 5.01(h), (j) or (l) which default has not been remedied or waived within 15 days after receipt by the Borrower of written notice thereof from the Administrative Agent or the Lender Representative; or

(d)          Breach of Representations, Etc.  Any representation, warranty or certification made or deemed made by any Loan Party in any Loan Document or in any certificate required to be delivered in connection herewith or therewith (including, for the avoidance of doubt, any Perfection Certificate) being untrue in any material respect as of the date made or deemed made; it being understood and agreed that any breach of any representation, warranty or certification resulting from the failure of the Administrative Agent to file any Uniform Commercial Code continuation statement shall not result in an Event of Default under this Section 7.01(d) or any other provision of any Loan Document; or

(e)          Other Defaults Under Loan Documents.  Default by any Loan Party in the performance of or compliance with any term contained herein or any of the other Loan Documents, other than any such term referred to in any other Section of this Article 7, which default has not been remedied or waived within 30 days after receipt by the Borrower of written notice thereof from the Administrative Agent; or

(f)          Involuntary Bankruptcy; Appointment of Receiver, Etc.  (i) The entry by a court of competent jurisdiction of a decree or order for relief in respect of any Parent Loan Guarantor, Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) in an involuntary case under any Debtor Relief Law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal, state or local Requirements of Law, which relief is not stayed; or (ii) the commencement of an involuntary case against any Parent Loan Guarantor, Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) under any Debtor Relief Law; the entry by a court having jurisdiction in the premises of a decree or order for the appointment of a receiver, receiver and manager, (preliminary) insolvency receiver, liquidator, sequestrator, trustee, administrator, custodian or other officer having similar powers over any Parent Loan Guarantor, Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary), or over all or a material part of its property; or the involuntary appointment of an interim receiver, trustee or other custodian of any Parent Loan Guarantor, Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) for all or a material part of its property, which remains, in any case under this clause (f), undismissed, unvacated, unbounded or unstayed pending appeal for 60 consecutive days; or

(g)          Voluntary Bankruptcy; Appointment of Receiver, Etc.  (i) The entry against any Parent Loan Guarantor, Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) of an order for relief, the commencement by any Parent Loan Guarantor, Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) of a voluntary case under any Debtor Relief Law, or the consent by any Parent Loan Guarantor, Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case, under any Debtor Relief Law, or the consent by any Parent Loan Guarantor, Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) to the appointment of or taking possession by a receiver, receiver and manager, insolvency receiver, liquidator, sequestrator, trustee, administrator, custodian or other like official for or in respect of itself or for all or a material part of its property; (ii) the making by any Parent Loan Guarantor, Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) of a general assignment for the benefit of creditors; or (iii) the admission by any Parent Loan Guarantor, Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) in writing of their inability to pay their respective debts as such debts become due; or

(h)          Judgments and Attachments.  The entry or filing of one or more final money judgments, orders, writs or warrants of attachment or similar process (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order, writ or warrant of attachment or similar process) against any Parent Loan Guarantor, Holdings, the Borrower or any of its Restricted Subsidiaries or any of their respective assets involving in the aggregate at any time an amount in excess of the Threshold Amount (in either case to the extent not adequately covered by indemnity from a third party or by insurance as to which, in each case, the relevant third party indemnifier or insurance company has been notified and not denied coverage), which judgment, writ, warrant or similar process or settlement remains unpaid, undischarged, unvacated, unbonded or unstayed pending appeal for a period of 60 consecutive days; or

(i)          Employee Benefit Plans.  The occurrence of one or more ERISA Events, which individually or in the aggregate result in liability of Holdings, the Borrower or any of its Restricted Subsidiaries in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect; or

(j)          Change of Control.  The occurrence of a Change of Control; or

(k)          Guaranties, Collateral Documents and Other Loan Documents.  At any time after the execution and delivery thereof, (i) any material Loan Guaranty for any reason, other than the occurrence of the Termination Date, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared, by a court of competent jurisdiction, to be null and void or any Loan Guarantor shall repudiate in writing its obligations thereunder (in each case, other than as a result of the discharge of such Loan Guarantor in accordance with the terms thereof and other than as a result of any act or omission by the Administrative Agent or any Lender), (ii) this Agreement or any material Collateral Document ceases to be in full force and effect or shall be declared, by a court of competent jurisdiction, to be null and void or any Lien on a material portion of the Collateral created under any Collateral Document ceases to be perfected with respect to a material portion of the Collateral (other than (A) Collateral consisting of Material Real Estate Assets to the extent that the relevant losses are covered by a lender’s title insurance policy and such insurer has not denied coverage or (B) solely by reason of (w) such perfection not being required pursuant to the Collateral and Guarantee Requirement, the Collateral Documents, this Agreement or otherwise, (x) the failure of the Administrative Agent to maintain possession of any Collateral actually delivered to it or the failure of the Administrative Agent to file Uniform Commercial Code financing statement, amendment or continuation statements (so long as, in the case of any financing statement or amendment, the Administrative Agent shall have received written notice from the Borrower of the event giving rise to the requirement to file such financing statement or amendment, as applicable, within the time periods therefor set forth in Section 5.12 (in the case of events giving rise to the requirement to file a new financing statement) or Section 5.01(i) (in the case of events giving rise to the requirement to file such an amendment) (it being understood and agreed that any notice delivered pursuant to Section 5.01(i) and receipt by the Administrative Agent of the applicable Joinder Agreement in connection with the requirements of Section 5.12 shall satisfy such notice obligations), (y) a release of Collateral in accordance with the terms hereof or thereof or (z) the occurrence of the Termination Date or any other termination of such Collateral Document in accordance with the terms thereof) ~~or~~, (iii) other than in any bona fide, good faith dispute as to the scope of Collateral or whether any Lien has been, or is required to be released, any Loan Party or any Parent Loan Guarantor shall contest in writing, the validity or enforceability of any material provision of any Loan Document (or any Lien purported to be created by the Collateral Documents on any material portion of the Collateral or any Loan Guaranty) or deny in writing that it has any further liability (other than by reason of the occurrence of the Termination Date or any other termination of any other Loan Document in accordance with the terms thereof), including with respect to future advances by the Lenders, under any Loan Document to which it is a party; it being understood and agreed that the failure of the Administrative Agent to file any Uniform Commercial Code financing statement, amendment or continuation statement (so long as, in the case of any financing statement or amendment, the Administrative Agent shall have received written notice from the Borrower of the event giving rise to the requirement to file such financing statement or amendment, as applicable, within the time periods therefor set forth in Section 5.12 (in the case of events giving rise to the requirement to file a new financing statement) or Section 5.01(i) (in the case of events giving rise to the requirement to file such an amendment) (it being understood and agreed that any notice delivered pursuant to Section 5.01(i) and receipt by the Administrative Agent of the applicable Joinder Agreement in connection with the requirements of Section 5.12 shall satisfy such notice obligations) and/or maintain possession of any physical Collateral shall not result in an Event of Default under this Section 7.01(k) or any other provision of any Loan Document~~; or~~ or (iv) other than in connection with the termination of the Second Lien Intercreditor and Subordination Agreement in accordance with the terms thereof, the Secured Obligations shall cease to constitute “Senior Obligations” under the Second Lien Intercreditor and Subordination Agreement or, in any case, the Second Lien Intercreditor and Subordination Agreement shall be invalidated or otherwise cease to be a legal, valid and binding obligation of the parties thereto, enforceable in accordance with their terms, or any Parent Loan Guarantor or any Loan Party contests the validity or enforceability of the Second Lien Intercreditor and Subordination Agreement in writing; or

(l)          Subordination.  The Secured Obligations ceasing or the assertion in writing by any Parent Loan Guarantor or any Loan Party that the Obligations cease to constitute senior indebtedness under the subordination provisions of any document or instrument evidencing any Junior Lien Indebtedness in excess of the Threshold Amount or any such subordination provision being invalidated by a court of competent jurisdiction in a final non-appealable order, or otherwise ceasing, for any reason, to be valid, binding and enforceable obligations of the parties thereto; it being understood and agreed that this clause (l) shall not apply to the Second Lien Intercreditor and Subordination Agreement, which is governed by clause (k)(iv) above; or

(m)         Parent Loan Guarantors.

(i)          At any time after the execution and delivery thereof, the Parent Loan Guaranty for any reason (other than in accordance with its terms), shall cease to be in full force and effect or shall be declared, by a court of competent jurisdiction, to be null and void or any Parent Loan Guarantor shall repudiate in writing its obligations thereunder; or

(ii)          Any representation, warranty or certification made or deemed made by any Parent Loan Guarantor in any Loan Document or in any certificate required to be delivered in connection herewith or therewith (including, for the avoidance of doubt, any Perfection Certificate) being untrue in any material respect as of the date made or deemed made; it being understood and agreed that any breach of any representation, warranty or certification resulting from the failure of the Administrative Agent to file any Uniform Commercial Code continuation statement shall not result in an Event of Default under this Section 7.01(m) or any other provision of any Loan Document; or

(iii)         Failure of any Parent Loan Guarantor to perform or comply with any term or condition contained in Section 2.11(b) of the Parent Loan Guaranty; or

(iv)         Default by any Parent Loan Guarantor in the performance of or compliance with any term contained in the Parent Loan Guaranty or any other Loan Document, other than any such term referred to in any other Section of this Article 7 or other clause of this Section 7.01(m), which default has not been remedied or waived within 30 days after receipt by the Parent or Borrower of written notice thereof from the Administrative Agent; or

(v)         An “Event of Default” (or similar event) occurs under the Second Lien Note Documents or the documents governing any Specified Junior Debt (to the extent the principal amount of such Specified Junior Debt exceeds the Threshold Amount); provided that the relevant event is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Article 7, then, and in every such event (other than an event with respect to the Borrower described in clause (f) or (g) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take any of the following actions, at the same or different times:  (i) terminate the Revolving Credit Commitments, and thereupon such Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon, premium (including the Prepayment Premium) and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and (iii) require that the Borrower deposit in the LC Collateral Account an additional amount in Cash as reasonably requested by the Issuing Banks (not to exceed 100% of the relevant face amount) of the then outstanding LC Exposure (minus the amount then on deposit in the LC Collateral Account); provided that upon the occurrence of an event with respect to the Borrower described in clauses (f) or (g) of this Article, any such Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, premium (including the Prepayment Premium) and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and the obligation of the Borrower to Cash collateralize the outstanding Letters of Credit as aforesaid shall automatically become effective, in each case without further action of the Administrative Agent or any Lender; provided, further, that notwithstanding anything to the contrary in the foregoing, unless otherwise effectuated as provided above and without duplication thereof, during the continuance of any Event of Default arising under Section 7.01(c) (solely as it relates to an Event of Default under Section 6.15(a)(i) or (b)(i)) or 7.01(a) (solely as it relates to the failure to pay amounts in respect of the Revolving Facility), the Required Revolving Lenders may request (such request, a “Revolving Remedies Request”) that the Administrative Agent, and upon such request the Administrative Agent shall, by notice to the Borrower, (1) terminate the Revolving Credit Commitments, and thereupon such Revolving Commitments shall terminate immediately, (2) declare the Revolving Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable) and thereupon the principal of the Revolving Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder solely with respect thereto, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and (3) require that the Borrower deposit in the LC Collateral Account an additional amount in Cash as reasonably requested by the Issuing Banks (not to exceed 100% of the relevant face amount) of the then outstanding LC Exposure (minus the amount then on deposit in the LC Collateral Account); provided, further, that (i) in the case of the occurrence of an Event of Default under Section 7.01(c) arising from the failure of the Borrower to comply with the Minimum Liquidity Covenant, no Revolving Remedies Request shall be permitted to be made until the date that is thirty (30) days after the end of the Liquidity Covenant Cure Period for the applicable Liquidity Covenant Test Date and then only to the extent the related Liquidity Covenant Cure Right has not been exercised within the Liquidity Covenant Cure Period or (ii) in the case of the occurrence of an Event of Default under Section 7.01(c) arising from the failure of the Borrower to comply with the Maximum ~~Secured~~First Lien Net Leverage Covenant, no Revolving Remedies Request shall be made until ~~(A) in the case of a breach of the  Maximum Secured Net Leverage Covenant with respect to a Test Period as a result of the Secured Net Leverage Ratio exceeding the applicable level set forth for such Test Period in Section 6.15(b)(i) but not exceeding the level for such Test Period set forth in Schedule 7.01 hereto, the date that is sixty (60) days after the end of the Leverage Covenant Cure Period for the applicable Test Period and then only to the extent the related Leverage Covenant Cure Right has not been exercised within the Leverage Covenant Cure Period, and (B) in the case of a breach of Section 6.15(b)(i) with respect to a Test Period as a result of the Secured Net Leverage Ratio exceeding the applicable level set forth for such Test Period in Schedule 7.01 hereto,~~ the date that is thirty (30) days after the end of the Leverage Covenant Cure Period for the applicable Test Period and then only to the extent the related Leverage Covenant Cure Right has not been exercised within the Leverage Covenant Cure Period.

ARTICLE 8

THE ADMINISTRATIVE AGENT

Section 8.01.        Appointment and Authorization of Administrative Agent.  Each of the Lenders and the Issuing Banks, each, on behalf of itself and its applicable Affiliates and in their respective capacities as such and as counterparties to Hedge Agreements the obligations in respect of which constituted Secured Hedging Obligations and/or providers of Banking Services the obligations in respect of which constitute Banking Services Obligations, as applicable, hereby irrevocably appoints Barclays (or any successor appointed pursuant hereto) as Administrative Agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

Section 8.02.        Rights as a Lender.  Any Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, unless the context otherwise requires or unless such Person is in fact not a Lender, include each Person serving as Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any subsidiary of any Loan Party or other Affiliate thereof as if it were not the Administrative Agent hereunder.  The Lenders acknowledge that, pursuant to such activities, the Administrative Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall not be under any obligation to provide such information to them.

Section 8.03.       Exculpatory Provisions.  The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents.  Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default exists, and the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Requirements of Law; it being understood that such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary power, except discretionary rights and powers that are expressly contemplated by the Loan Documents and which the Administrative Agent is required to exercise as directed in writing by the Required Lenders or Required Revolving Lenders (or such other number or percentage of the Lenders as shall be necessary under the relevant circumstances as provided in Section 9.02) or in the case of the Administrative Agent as directed by the Lender Representative to the extent expressly contemplated herein; provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Requirements of Law, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Restricted Subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall not be liable to the Lenders or any other Secured Party for any action taken or not taken by it with the consent or at the request of the Required Lenders or Required Revolving Lenders (or such other number or percentage of the Lenders as is necessary, or as the Administrative Agent believes in good faith shall be necessary, under the relevant circumstances as provided in Section 9.02) or in the case of the Administrative Agent as directed by the Lender Representative or in the absence of its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein.  The Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or any Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any covenant, agreement or other term or condition set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of any Lien on the Collateral or the existence, value or sufficiency of the Collateral or to assure that the Liens granted to the Administrative Agent pursuant to any Loan Document have been or will continue to be properly or sufficiently or lawfully created, perfected or enforced or are entitled to any particular priority, (vi) the satisfaction of any condition set forth in Article 4 or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vii) any property, book or record of any Loan Party or any Affiliate thereof.  The Lender Representative shall not (i) be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default exists, (ii) be liable to the Lenders or any other Secured Party for the failure to disclose any information relating to the Borrower or any of its Restricted Subsidiaries or (iii) be liable to the Lenders or any other Secured Party for any action taken or not taken by it with the consent or at the request of the Required Lenders or Required Term Lenders (or such other number or percentage of the Lenders as is necessary, or as the Lender Representative believes in good faith shall be necessary, under the relevant circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein.

Section 8.04.        Exclusive Right to Enforce Rights and Remedies.  Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, the Borrower, the Administrative Agent and each Secured Party agree that (a) (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the provisions of any Loan Document, including this Agreement, the Security Agreement and/or the Loan Guaranty; it being understood that any right to enforce any such provision (including to realize upon the Collateral or enforce any Loan Guaranty) against any Loan Party or any Parent Loan Guarantor pursuant hereto or pursuant to any other Loan Document may be exercised solely by the Administrative Agent on behalf of all of a portion of the Secured Parties in accordance with the terms hereof or thereof and (ii) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or in the event of any other Disposition (including pursuant to Section 363 of the Bankruptcy Code), (A) the Administrative Agent, as agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply all or any portion of the Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such Disposition and (B) the Administrative Agent or any Lender may be the purchaser or licensor of all or any portion of such Collateral at any such Disposition.

(a)          No holder of any Secured Hedging Obligation or Banking Services Obligation in its respective capacity as such shall have any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party or any Parent Loan Guarantor under this Agreement.

(b)         Each Secured Party agrees that the Administrative Agent may in its sole discretion, but is under no obligation to credit bid any part of the Secured Obligations or to purchase or retain or acquire any portion of the Collateral.

Section 8.05.       Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) that it believes to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the applicable Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent has received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 8.06.        Delegation of Duties.  The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it.  The Administrative Agent and any such sub-agent may perform any and all of their respective duties and exercise their respective rights and powers through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

Section 8.07.        Successor Administrative Agent.

(a)          The Administrative Agent shall have the right to resign at any time by giving thirty days’ prior written notice thereof to the Lenders, the Issuing Banks and the Borrower.  If the Administrative Agent is no longer a Revolving Lender or an Issuing Bank, the Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Borrower and Administrative Agent and signed by the Required Lenders.  If the Administrative Agent or the Required Lenders, as applicable, deliver any such notice of resignation or removal, the Required Lenders shall have the right to appoint a financial institution which shall be a commercial bank, trust company or other Person reasonably acceptable to the Borrower with offices in the U.S. having combined capital and surplus in excess of $1,000,000,000 or the Lender Representative to act as the Administrative Agent hereunder, subject to the consent of the Borrower (such consent not to be unreasonably withheld or delayed); provided, that during the existing and during the continuation of an Event of Default under Section 7.01(a), or with respect to the Borrower, Sections 7.01(f) or (g), no consent of the Borrower shall be required.  The Administrative Agent’s resignation shall become effective on the earliest of (i) thirty (30) days after delivery of the notice of resignation (regardless of whether a successor has been appointed or not), and (ii) the acceptance of such successor Administrative Agent by the Borrower and the Required Lenders.  Upon any such notice of resignation (or such later date as the Administrative Agent may reasonably agree), if a successor Administrative Agent has not already been appointed by the retiring Administrative Agent, Required Lenders shall have the right, upon five Business Days’ notice to the Borrower, to appoint a successor Administrative Agent with the consent of the Borrower (such consent not be unreasonably withheld or delayed) which successor shall be a commercial bank, trust company or other Person reasonably acceptable to the Borrower with offices in the U.S. having combined capital and surplus in excess of $1,000,000,000 or the Lender Representative; provided, that during the existing and during the continuation of an Event of Default under Section 7.01(a), or with respect to the Borrower, Sections 7.01(f) or (g), no consent of the Borrower shall be required.

(b)         If, upon notice of resignation, neither Required Lenders nor the Administrative Agent have appointed a successor Administrative Agent, the Required Lenders shall be deemed to have succeeded to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that, until a successor Administrative Agent reasonably satisfactory to the Borrower is so appointed by the Required Lenders or the Administrative Agent, any collateral security held by the Administrative Agent shall continue to be held by it until such time as a successor agent is appointed.  Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall promptly (i) transfer to such successor Administrative Agent all sums, Securities and other items of Collateral held under the Loan Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under the Loan Documents, and (ii) at the expense of the Borrower, execute and deliver to such successor Administrative Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the security interests created under the Loan Documents, whereupon such retiring Administrative Agent shall be discharged from its duties and obligations hereunder (other than its obligations under Section 9.13 hereof).

(c)          The fees payable by the Borrower to any successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor Administrative Agent.

(d)          After the Administrative Agent’s resignation or removal hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any action taken or omitted to be taken by any of them while the relevant Person was acting as Administrative Agent (including for this purpose holding any collateral security following the retirement or removal of the Administrative Agent).

(e)          Notwithstanding anything to the contrary herein, no Disqualified Institution (nor any Affiliate thereof) may be appointed as a successor Administrative Agent.

Section 8.08.          Non-Reliance on Administrative Agent.  Each of each Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each of each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their respective Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.  Except for notices, reports and other documents expressly required to be furnished to the Lenders and the Issuing Banks by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender or any Issuing Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties, the Parent Loan Guarantors or any of their respective Affiliates which may come into the possession of the Administrative Agent or any of its Related Parties.

Notwithstanding anything to the contrary herein, the Arranger shall not have any right, power, obligation, liability, responsibility or duty under this Agreement, except in its respective capacity as a Lender hereunder.

Section 8.09.        Collateral and Guaranty Matters.  Each Secured Party irrevocably authorizes and instructs the Administrative Agent to, and the Administrative Agent shall:

(a)          release (or evidence the release of) any Lien on any property granted to or held by Administrative Agent under any Loan Document (i) upon the occurrence of the Termination Date, (ii) that is sold or otherwise Disposed of (other than pursuant to a lease, sublease, license or sublicense) as part of or in connection with any Disposition permitted under (or not restricted by) the Loan Documents (subject to the last paragraph of Section 6.07), (iii) that does not constitute (or ceases to constitute) Collateral (and/or otherwise becomes an Excluded Asset), (iv) if the property subject to such Lien is owned by a Subsidiary Guarantor, upon the release of such Subsidiary Guarantor from its Loan Guaranty otherwise in accordance with the Loan Documents, (v) as required under clause (d) below, (vi) pursuant to the provisions of any applicable Loan Document or (vii) if approved, authorized or ratified in writing by the Required Lenders in accordance with Section 9.02;

(b)         subject to Section 9.22, release (or evidence the release of) any Subsidiary Guarantor from its obligations under the Loan Guaranty (i) if such Person ceases to be a Restricted Subsidiary or is an Excluded Subsidiary (or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions not prohibited hereunder, including for the avoidance of doubt, any Permitted Practice Subsidiary Restructuring) and/or (ii) in the case of any Discretionary Guarantor, at the election of the Borrower, upon notice from the Borrower to the Administrative Agent at any time so long as, in the case of this clause (ii), after giving pro forma effect to such release and, if applicable, the relevant transaction, the Borrower is deemed to have made a new Investment in such Person (as if such Person was then newly acquired) on the date of such release and such Investment is not otherwise prohibited by the Loan Documents; provided that if any Subsidiary Guarantor ceases to constitute a Wholly-Owned Subsidiary, such Subsidiary Guarantor shall not be released from its Loan Guaranty unless (A) such Subsidiary Guarantor is no longer a direct or indirect subsidiary of the Borrower or (B) after giving pro forma effect to such release and the consummation of the relevant transaction, the Borrower is deemed to have made a new Investment in such Person (as if such Person was then newly acquired) and such Investment is not otherwise prohibited by the Loan Documents; it being understood that this proviso shall not limit the release of any Subsidiary Guarantor that otherwise constitutes an Excluded Subsidiary for any reason other than not constituting a Wholly-Owned Subsidiary of the Borrower (this proviso, the “Specified Guarantor Release Provision”);

(c)          subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Sections 6.02(d), 6.02(e), 6.02(g)(i), 6.02(l), 6.02(m), 6.02(n), 6.02(o)(i) (other than any Lien on the Capital Stock of any Subsidiary Guarantor), 6.02(q), 6.02(r) that are expressly included in this clause (c)), 6.02(x), 6.02(y), 6.02(z)(i), 6.02(bb), 6.02(cc), 6.02(dd) (in the case of clause (ii), to the extent the relevant Lien covers cash collateral posted to secure the relevant obligation), 6.02(ee), 6.02(ff), 6.02(gg) and/or 6.02(hh) (and any Refinancing Indebtedness in respect of any thereof to the extent such Refinancing Indebtedness is permitted to be secured under Section 6.02(k));

(d)         enter into subordination, intercreditor, collateral trust and/or similar agreements with respect to Indebtedness (including any Intercreditor Agreement and/or any amendment to any Intercreditor Agreement) that is (i) required or permitted to be subordinated hereunder and/or (ii) secured by Liens, and with respect to which Indebtedness, this Agreement contemplates an intercreditor, subordination, collateral trust or similar agreement, with each of the Lenders and the other Secured Parties irrevocably agreeing to the treatment of the Lien on the Collateral securing the Secured Obligations as set forth in any such agreement and it will be bound by and will take no action contrary to the provisions of any such agreement; and

(e)          execute and/or deliver, as applicable, any amendment to any UCC financing statement and/or any other document evidencing the security interest granted pursuant to the Collateral Documents to indicate that Excluded Assets and/or other assets that do not constitute and are not required to constitute Collateral are not subject to the security interest granted pursuant to the Collateral Documents.

Upon the request of the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under the Loan Guaranty or its Lien on any Collateral pursuant to this Article 8 or any Parent Loan Guarantor from its obligations under the Parent Loan Guaranty or its Lien on any Collateral pursuant to Section 3.15 of the Parent Loan Guaranty.  In each case as specified in this Article 8, the Administrative Agent will (and each Lender, and each Issuing Bank hereby authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party or the Parent Loan Guarantors may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents, to subordinate its interest therein, or to release such Loan Party or the Parent Loan Guarantors from its obligations under the Loan Guaranty, in each case in accordance with the terms of the Loan Documents and this Article 8; provided, that upon the request of the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer certifying that the relevant transaction has been consummated in compliance with the terms of this Agreement.

Notwithstanding anything to the contrary in this Section 8.09 or in any other provision of any Loan Document, each Lender and each other Secured Party hereby authorizes the Administrative Agent to, and the Administrative Agent shall, execute and deliver any instruments, documents, consents, acknowledgments, and agreements necessary or desirable to evidence, effectuate or confirm the release of any Subsidiary Guarantor or Collateral or the subordination of any Lien pursuant to the provisions of this Section 8.09 or the release of any Parent Loan Guarantor or Collateral pursuant to the provisions of Section 3.15 of the Parent Loan Guaranty.

It is understood and agreed that, notwithstanding anything to the contrary herein, in any other Loan Document and/or in the documentation governing any Hedge Agreement and/or any agreement governing Banking Services, (a) unless otherwise agreed to by the Borrower and any applicable counterparty to any agreement governing any Secured Hedging Obligation and/or any Banking Service, the obligations of Holdings, the Borrower or any subsidiary under any such agreement shall be secured and guaranteed pursuant to the Collateral Documents and the Loan Guaranty only to the extent that, and for so long as, the Obligations are so secured and guaranteed and (b) any release of any Lien on any Collateral and/or any Loan Guarantor effected in a manner permitted by this Agreement and/or any other Loan Document shall not require the consent of any such counterparty.

Section 8.10.      Intercreditor Agreements.  The Administrative Agent is authorized by the Lenders and each other Secured Party to, and shall enter into ~~any~~the Second Lien Intercreditor and Subordination Agreement, any other Intercreditor Agreement and any other intercreditor, subordination, collateral trust or similar agreement contemplated hereby with respect to any (a) Indebtedness (i) that is (A) required or permitted to be subordinated hereunder and/or (B) secured by any Lien permitted hereunder and (ii) which contemplates an intercreditor, subordination, collateral trust or similar agreement and/or (b) Secured Hedging Obligations and/or Banking Services Obligations, whether or not constituting Indebtedness (any such other intercreditor, subordination, collateral trust and/or similar agreement, which intercreditor, subordination, collateral trust and/or similar agreement shall be reasonably acceptable to the Lender Representative and the Administrative Agent, an “Additional Agreement”), and the Secured Parties party hereto acknowledge that any Intercreditor Agreement and any other Additional Agreement is binding upon them.  Each Lender and each other Secured Party party hereto hereby (a) agrees that they will be bound by, and will not take any action contrary to, the provisions of any Intercreditor Agreement or any other Additional Agreement and (b) authorizes and instructs the Administrative Agent to enter into any Intercreditor Agreement and/or any other Additional Agreement and to subject the Liens on the Collateral securing the Secured Obligations to the provisions thereof.  The foregoing provisions are intended as an inducement to the Lenders and the other Secured Parties to extend credit to the Borrower, and the Lenders and the other Secured Parties are intended third-party beneficiaries of such provisions and the provisions of any Intercreditor Agreement and/or any other Additional Agreement.

Section 8.11.      Indemnification of Administrative Agent.  To the extent that the Administrative Agent (or any Affiliate thereof) is not reimbursed and indemnified by the Borrower in accordance with and to the extent required by Section 9.03(b) hereof, the Lenders will reimburse and indemnify the Administrative Agent (and any Affiliate thereof) in proportion to their respective Applicable Percentages (determined as if there were no Defaulting Lenders) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent (or any Affiliate thereof) in performing its duties hereunder or under any other Loan Document or in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s (or such affiliate’s) gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

Section 8.12.      Withholding Taxes.  To the extent required by any applicable Requirement of Law (as determined in good faith by the Administrative Agent), the Administrative Agent may withhold from any payment to any Lender under any Loan Document an amount equivalent to any applicable withholding Tax.  Without limiting or expanding the provisions of Section 2.17, each Lender shall indemnify and hold harmless the Administrative Agent against, and shall make payable in respect thereof within ten days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from amounts paid to or for the account of such Lender for any reason (including because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective).  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this paragraph.  The agreements in this paragraph shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.  For the avoidance of doubt, the term “Lender” shall, for all purposes of this paragraph, include any Issuing Bank and the Swingline Lender.

Section 8.13.        Administrative Agent May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party or any Parent Loan Guarantor, the Administrative Agent (irrespective of whether the principal of any Loans shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Loan Parties and Parent Loan Guarantors) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)         to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Secured Parties and the Administrative Agent and their respective agents and counsel and all other amounts due the Secured Parties and the Administrative Agent under Sections 2.12 and 9.03) allowed in such judicial proceeding; and

(b)          to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.12 and 9.03.

Section 8.14.        Erroneous Payments.

(a)          If the Administrative Agent notifies a Lender, Issuing Bank or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party (any such Lender, Issuing Bank, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”), the Administrative Agent shall, within thirty (30) calendar days of the date of the payment of such Erroneous Payment to the Payment Recipient, notify the Payment Recipient and demand the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.  A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.  If a Payment Recipient receives any payment, prepayment or repayment of principal, interest, fees, distribution or otherwise and does not receive a corresponding payment notice or payment advice from the Administrative Agent, such payment, prepayment or repayment shall be presumed to be in error absent written confirmation from the Administrative Agent to the contrary.

(b)         Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Article 8.

(c)         For so long as an Erroneous Payment (or portion thereof) has not been returned by any Payment Recipient who received such Erroneous Payment (or portion thereof) (such unrecovered amount, an “Erroneous Payment Return Deficiency”) to the Administrative Agent after demand therefor in accordance with clause (a) above, (i) the Administrative Agent may elect, in its sole discretion upon written notice to the relevant Lender or Secured Party, that all rights and claims of such Lender or Secured Party with respect to the Loans or other Obligations owed to such Person up to the amount of the corresponding Erroneous Payment Return Deficiency in respect of such Erroneous Payment (the “Corresponding Amount”) shall immediately vest in the Administrative Agent upon such election; after such election, with respect to Loans, the Administrative Agent (x) may reflect its ownership interest in the relevant Loans in a principal amount equal to the Corresponding Amount in the Register, and (y) upon five business days’ written notice to such Lender may sell such Loan (or portion thereof) to an Eligible Assignee in accordance with Section 9.05 in respect of the Corresponding Amount, and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by such Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any Payment Recipient that receives funds on its behalf), and (ii) each party hereto agrees that, except to the extent that the Administrative Agent has sold such Loans, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of such Lender or Secured Party with respect to the relevant Erroneous Payment Return Deficiency (determined after any reduction as a result of the vesting described in clause (i)) (it being understood and agreed that aggregate Obligations of the Loan Parties or the Parent Loan Guarantors shall not be increased as a result of the application of this clause (ii)).  For the avoidance of doubt, no vesting or sale pursuant to this clause (c) will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.

(d)         The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party or Parent Loan Guarantor, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party (or Parent Loan Guarantor) for the purpose of making such Erroneous Payment.

(e)          No Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(f)          Each party’s obligations, agreements and waivers under this Section 8.14 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, and the occurrence of the Termination Date.

(g)         This Section 8.14 shall not apply to the disbursement of any proceeds of a Loan to or at the express direction of the Borrower unless otherwise expressly agreed to in writing by the Borrower.

(h)         Notwithstanding anything to the contrary herein or in any other Loan Document, the Borrower ~~and~~, the Loan Parties and the Parent Loan Guarantors shall have no obligations or liabilities for any actions, consequences or remediation (including the repayment of any amounts) contemplated by this Section 8.14; provided that under no circumstances shall this Section 8.14(h) affect the Borrower’s ~~or~~, any Loan ~~Parties’~~Party’s or any Parent Loan Guarantor’s obligations or liabilities with respect to any Obligations that remain outstanding.

ARTICLE 9

MISCELLANEOUS

Section 9.01.        Notices.

(a)         Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email, as follows:

(i)          if to any Loan Party, to such Loan Party in the care of the Borrower at:

ATI Holdings, Inc.
790 Remington Boulevard
Bolingbrook, Illinois 60440
Attention:  Joanne Fong and Joseph Jordan
Email:  joanne.fong@atipt.com and joseph.jordan@atipt.com

with copies to (which shall not constitute notice to any Loan Party):

Advent International Corporation
12 E. 49th Street, 45th Floor
New York, New York 10017
Attention:  Ken Prince
Email:  KPrince@AdventInternational.com

and

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:  ~~Allison R. Liff~~Benton Lewis
Email:  ~~allison.liff~~benton.lewis@weil.com
Facsimile:  (212) 310-8007

(ii)          if to the Administrative Agent, at:

Barclays Bank PLC
Bank Debt Management
745 7th Avenue
New York, NY 10019
Attention: Nicholas Sibayan
Telephone: +1 (212) 526-9531
Email: Nicholas.sibayan@barclays.com and ltmny@barclays.com

With respect to Borrowing/Continuation requests:

Barclays Bank PLC
400 Jefferson Park
Whippany, NJ 07891
Attention: Michael Xu
Email: michael.xu@barclays.com
with a copy to:
Email: 12145455230@tls.ldsprod.com
Escalation Contact: Sarah Wright
Email: sarah.e.wright@barclays.com
Phone: (302)-286-2217

(iii)         if to Administrative Agent as Issuing Bank, at:

Barclays Bank PLC
745 7th Avenue
New York, NY 10019
Attention: Nnamni Otudoh and Letter of Credit Department
Telephone: +1 (212) 526-8527
Fax: (212) 412-5011
Email: nnamdi.otudoh@barclays.com and
xraletterofcredit@barclays.com and
xrabdmlcsupport@barclays.com

(iv)         if to the Lender Representative, at:

HPS Investment Partners, LLC
40 West 57th Street;
New York, NY 10019
Attn: Aman Malik

(v)          if to any Lender, to it at its physical address or email address set forth in its Administrative Questionnaire~~.~~;

(vi)         if to any Parent Loan Guarantor, to such Parent Loan Guarantor in the care of the Parent at:

ATI Physical Therapy, Inc.
790 Remington Boulevard
Bolingbrook, Illinois 60440
Attention:  Joanne Fong and Joseph Jordan
Email:  joanne.fong@atipt.com and joseph.jordan@atipt.com

with copies to (which shall not constitute notice to any Parent Loan Guarantor):

Advent International Corporation
12 E. 49th Street, 45th Floor
New York, New York 10017
Attention:  Ken Prince
Email:  KPrince@AdventInternational.com

and

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:  Benton Lewis
Email:  benton.lewis@weil.com
Facsimile:  (212) 310-8007

All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof or three Business Days after dispatch if sent by certified or registered mail, in each case, delivered, sent or mailed (properly addressed) to the relevant party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01 or (B) sent by facsimile shall be deemed to have been given when sent and when receipt has been confirmed by telephone; provided that notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notices or other communications shall be deemed to have been given at the opening of business on the next Business Day for the recipient).  Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b).

(b)          Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or intranet websites) pursuant to procedures set forth herein or otherwise approved by the Administrative Agent.  The Administrative Agent or the Borrower (on behalf of any Loan Party or the Parent Loan Guarantors) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures set forth herein or otherwise approved by it; provided that approval of such procedures may be limited to particular notices or communications.  All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that any such notice or communication not given during the normal business hours of the recipient shall be deemed to have been given at the opening of business on the next Business Day for the recipient or (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor.

(c)          Any party hereto may change its address or facsimile number or other notice information hereunder by notice to the other parties hereto; it being understood and agreed that the Borrower may provide any such notice to the Administrative Agent as recipient on behalf of itself, the Swingline Lender, each Issuing Bank and each Lender.

(d)        Each of Holdings and the Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders and the Issuing Banks materials and/or information provided by, or on behalf of, Holdings or the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on the Platform and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material nonpublic information within the meaning of the United States federal securities laws with respect to Holdings, the Borrower or their respective securities) (each, a “Public Lender”).  At the request of the Administrative Agent, each of Holdings and the Borrower hereby agrees that (i) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC”, (ii) by marking Borrower Materials “PUBLIC,” Holdings and the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as information of a type that would (A) customarily be made publicly available, as determined in good faith by the Borrower, if Holdings or the Borrower were to become public reporting companies or (B) would not be material with respect to Holdings, the Borrower, their respective subsidiaries, any of their respective securities or the Transactions as determined in good faith by the Borrower for purposes of the United States federal securities laws and (iii) the Administrative Agent shall be required to treat Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor.”  Notwithstanding the foregoing, the following Borrower Materials shall be deemed to be marked “PUBLIC,” unless the Borrower notifies the Administrative Agent promptly that any such document contains material nonpublic information (it being understood that the Borrower shall have a reasonable opportunity to review the same prior to distribution and comply with SEC or other applicable disclosure obligations): (1) the Loan Documents, (2) any amendment to any Loan Document and (3) any information delivered pursuant to Sections 5.01(a) or (b).

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS ON, OR THE ADEQUACY OF, THE PLATFORM, AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN ANY SUCH COMMUNICATION.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM.  IN NO EVENT SHALL ANY PARTY HERETO OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY OTHER PARTY HERETO OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR MATERIAL BREACH OF THIS AGREEMENT.

Section 9.02.         Waivers; Amendments.

(a)          No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof except as provided herein or in any Loan Document, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of any Loan Document or consent to any departure by any party hereto therefrom shall in any event be effective unless the same is permitted by this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given.  Without limiting the generality of the foregoing, to the extent permitted by applicable Requirements of Law, neither the making of any Loan nor the issuance of any Letter of Credit shall be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time.

(b)         Subject to this Section 9.02(b) and Sections 9.02(d) below and to Section 9.05(f), neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified, except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) or (ii) in the case of any other Loan Document (other than any waiver, amendment or modification to effectuate any modification thereto expressly contemplated by the terms of such other Loan Document), pursuant to an agreement or agreements in writing entered into by the Administrative Agent and each Loan Party that is party thereto, with the consent of the Required Lenders; provided that:

(A)         the consent of each Lender directly and adversely affected thereby (but not the consent of the Required Lenders) shall be required for any waiver, amendment or modification that:

(1)        increases the Commitment of such Lender (other than with respect to any Incremental Facility pursuant to Section 2.22 in respect of which such Lender has agreed to be an Incremental Lender); it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall constitute an increase of any Commitment of such Lender;

(2)          reduces the principal amount of any Loan owed to such Lender;

(3)          (x) extends the scheduled final maturity of any Loan or (y) postpones any Interest Payment Date with respect to any Loan held by such Lender or the date of any scheduled payment of any fee or premium payable to such Lender hereunder (in each case, other than any extension for administrative reasons agreed by the Administrative Agent);

(4)         reduces the rate of interest (other than to waive any Default or Event of Default or obligation of the Borrower to pay interest to such Lender at the default rate of interest under Section 2.13(d), which shall only require the consent of the Required Lenders) or the amount of any fee or premium owed to such Lender; it being understood that no change in the definition of “Secured Net Leverage Ratio” or “Consolidated Adjusted EBITDA” or any other financial test or any ratio used in the calculation of the Applicable Rate, or in the calculation of any other interest, fee or premium due hereunder (including any component definition thereof) shall constitute a reduction in any rate of interest or fee hereunder;

(5)         extends the expiry date of such Lender’s Commitment; it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of any Commitment shall constitute an extension of any Commitment of any Lender; and

(6)         waives, amends or modifies the provisions of (I) Sections 2.18(a) or 2.18(c) of this Agreement in a manner that would by its terms alter the pro rata sharing of payments required thereby (except in connection with any transaction permitted under Sections 2.22, 2.23, and/or 9.05(g) or as otherwise provided in this Section 9.02) or (II) Section 2.18(b);

(B)         no such agreement shall:

(1)         change any of the provisions of Section 9.02(a) or Section 9.02(b) or the definition of “Required Lenders”, in each case to reduce any voting percentage required to waive, amend or modify any right thereunder or make any determination or grant any consent thereunder, without the prior written consent of each Lender, or

(2)          (A) change the definition of “Required Revolving Lenders”, (B) change the percentage of Lenders which shall be required for Required Revolving Lenders or (C) following the occurrence of a Waterfall/Voting Triggering Event, and so long as any Waterfall/Voting Triggering Event is continuing, waive or defer any payments due to any Revolving Lender hereunder, in each case without the prior written consent of each Revolving Lender (it being understood that neither the consent of the Required Lenders nor the consent of any other Lender shall be required in connection with any such changes);

(3)          without the prior written consent of the Required Revolving Lenders, in addition to any other Person required under this Section 9.02, (A) amend, waive compliance with or otherwise modify Section 6.15, any component definitions thereof or the manner in which such covenant is tested, in each case, solely to the extent such amendment, waiver or other modification relates to the Revolving Facility and solely for purposes of determining actual compliance with Section 6.15 (and not, for the avoidance of doubt, for purpose of determining compliance with Section 6.15 as a condition to taking any action under this Agreement), (B) amend, waive compliance with (including waiver of a related Default or Event of Default) or otherwise modify Section 2.22, 6.01, 6.02 or 6.14, solely to the extent such amendment, waiver or other modification relates to the ability of the Loan Parties to incur additional Indebtedness ranking pari passu or senior in right of payment with the Revolving Facility or senior in right of security on the Collateral, (C) amend the definitions of “Waterfall/Voting Triggering Event” or “Waterfall Triggering Notice”, (D) amend, waive or otherwise modify any Event of Default arising under Section 7.01(c) solely with respect to the Revolving Facility solely as such Event of Default arises as a breach of Section 6.15, (E) alter the rights (including enforcement rights) or remedies of the Required Revolving Lenders expressly arising pursuant to the final two provisos to last paragraph of Section 7.01, (F) amend, waive or otherwise modify any Event of Default under Section 7.01(f) or (g) solely with respect to the Revolving Facility, (G) amend, waive or otherwise modify any other provision of this Agreement or any other Loan Document in a manner which affects the Revolving Lenders disproportionately and adversely relative to other affected Lenders or (H) amend, waive or otherwise modify any Event of Default under Section 7.01(a) solely with respect to failure to make payments with respect Obligations arising under the Revolving Facility;

(4)        upon the occurrence and during the continuance of a Waterfall/Voting Triggering Event, and so long as any Waterfall/Voting Triggering Event is continuing, any amendment, supplement or waiver of the Credit Agreement or other Loan Document must be consented to by the Required Revolving Lenders (in addition to any other Person otherwise required under this Section, including, for the avoidance of doubt, the Required Lenders);

(5)         (A) release all or substantially all of the Collateral from the Lien granted pursuant to the Loan Documents (except as otherwise permitted herein or in the other Loan Documents, including pursuant to Article 8 or Section 9.22 hereof), without the prior written consent of each Lender or (B) subordinate the Lien on any of the Collateral securing the Secured Obligations or subordinate the payment priority of any of the Obligations to any other Indebtedness for borrowed money (including, for the avoidance of doubt, subordinating the lien or payment priority of the Revolving Facility to the Term Facility) (other than in connection with (I) any Acceptable Debtor-In-Possession Financing and/or (II) in the case of the Term Facility only, any other financing with respect to which each relevant Term Lender has been offered the opportunity to provide such financing) without the prior written consent of each Lender, except in the case of this clause (II) in the case of the Term Facility only, to the extent such Term Lender is offered a reasonable, bona fide opportunity to participate on a pro rata basis in any such Indebtedness on substantially the same terms as all other Lenders, which offer shall remain open to such Term Lender for a period of not less than five Business Days; provided, that if any such Term Lender does not accept such offer to provide its pro rata share of such Indebtedness in writing within five Business Days of receipt of such offer, such Lender shall be deemed to have declined such offer;

(6)         release all or substantially all of the value of the Guarantees under the Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents, including pursuant to Section 9.22 hereof), without the prior written consent of each Lender;

(C)         only the consent of the Required Revolving Lenders (and not the consent of the Required Lenders or any other Lender, except as set forth in clause (F) below), shall be required for any agreement that may waive, amend or modify Section 2.01, 2.02, 2.03 and 4.02 hereof as it pertains to any condition precedent and/or requests for and utilization of any Credit Extension in respect of the Revolving Facility;

(D)         only with the consent of the relevant Issuing Bank and, in the case of clause (x), the Administrative Agent, shall be required for any agreement that may (x) increase or decrease the Letter of Credit Sublimit, (y) waive, amend or modify any condition precedent set forth in Section 4.02 hereof as it pertains to the issuance of any Letter of Credit or (z) amend or modify the provisions of Section 2.05 or any letter of credit application and any bilateral agreement between the Borrower and any Issuing Bank regarding such Issuing Bank’s LC Exposure or the respective rights and obligations of the Borrower and such Issuing Bank in connection with the issuance of Letters of Credit;

(E)          (x) only with the consent of the Swingline Lender and the Administrative Agent, shall be required for any agreement that may increase or decrease the maximum amount of Swingline Loans permitted under Section 2.04 and (y) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be; and

(F)          ~~So~~so long as any Waterfall/Voting Triggering Event is continuing, the consent of the Required Term Lenders shall be required with respect to any waiver of any condition precedent to any Credit Extension in respect of the Revolving Facility.

(c)          Notwithstanding anything to the contrary contained in this Section 9.02 or any other provision of this Agreement, in the case of an Affiliated Lender:

(i)          the Term Loans held by such Affiliated Lender shall be disregarded in both the numerator and denominator in the calculation of any Required Lender or other Lender vote; provided that (x) such Affiliated Lender shall have the right to vote (and the Term Loans held by such Affiliated Lender shall not be so disregarded) with respect to any amendment, modification, waiver, consent or other action that requires the vote of all Lenders or all Lenders directly and adversely affected thereby, as the case may be, and (y) no amendment, modification, waiver, consent or other action shall (1) disproportionately affect such Affiliated Lender in its capacity as a Lender as compared to other Lenders of the same Class that are not Affiliated Lenders or (2) deprive any Affiliated Lender of its share of any payments which the Lenders are entitled to share on a pro rata basis hereunder, in each case without the consent of such Affiliated Lender; and

(ii)        in any proceeding under any Debtor Relief Law, (A) the interest of any Affiliated Lender in any Term Loan will be deemed to be voted in the same proportion as the vote of Lenders that are not Affiliated Lenders on the relevant matter; provided that each Affiliated Lender will be entitled to vote its interest in any Term Loan to the extent that any plan of reorganization or other arrangement with respect to which the relevant vote is sought proposes to treat the interest of such Affiliated Lender in such Term Loan in a manner that is less favorable to such Affiliated Lender than the proposed treatment of Term Loans held by other Term Lenders and (B) all Affiliated Lenders shall be treated as a single lender for purposes of any “numerosity” or similar requirement applicable therein.

(d)          Notwithstanding anything to the contrary contained in this Section 9.02 or any other provision of this Agreement or any provision of any other Loan Document:

(i)          the Borrower and the Administrative Agent may, without the input or consent of any Lender, amend, supplement and/or waive any provision of this Agreement and/or any guaranty, collateral security agreement, pledge agreement and/or related document (if any) executed in connection with this Agreement to (A) comply with any Requirement of Law or the advice of counsel or (B) cause any such guaranty, collateral security agreement, pledge agreement or other document to be consistent with this Agreement and/or the relevant other Loan Documents,

(ii)         the Borrower and the Administrative Agent may, without the input or consent of any other Lender (other than the relevant Lenders (including Incremental Lenders) providing Loans under such Sections), effect amendments to this Agreement and the other Loan Documents as may be necessary or advisable in the reasonable opinion of the Borrower and the Administrative Agent to (A) effect the provisions of Sections 2.22, 2.23, 5.12, or 6.13, or any other provision specifying that any waiver, amendment or modification may be made with the consent or approval of the Administrative Agent and/or (B) add terms (including representations and warranties, conditions, prepayments, covenants or events of default), in connection with the addition of any Loan or Commitment hereunder and/or any Refinancing Indebtedness incurred in reliance on Section 6.01(p) that are favorable to the then-existing Lenders, as reasonably determined by the Administrative Agent (it being understood that, where applicable, any such amendment may be effectuated as part of an Incremental Facility Amendment).

(iii)        if the Administrative Agent, the Lender Representative and the Borrower have jointly identified any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or any necessary or desirable technical change, in each case, in any provision of any Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend such provision solely to address such matter as reasonably determined by them acting jointly,

(iv)         the Administrative Agent and the Borrower may amend, restate, amend and restate or otherwise modify -any Intercreditor Agreement and/or any other Additional Agreement as provided therein,

(v)        the Administrative Agent may amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.05, Commitment reductions or terminations pursuant to Section 2.09, implementations of Additional Commitments or incurrences of Additional Loans pursuant to Sections 2.22 or 2.23 and reductions or terminations of any such Additional Commitments or Additional Loans,

(vi)        no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except as permitted pursuant to Section 2.21(b) and except that the Commitment of any Defaulting Lender may not be increased without the consent of such Defaulting Lender (it being understood that any Commitment or Loan held or deemed held by any Defaulting Lender shall be excluded from any vote hereunder that requires the consent of any Lender, except as expressly provided in Section 2.21(b)),

(vii)       this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit any extension of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the relevant benefits of this Agreement and the other Loan Documents and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders on substantially the same basis as the Lenders prior to such inclusion,

(viii)       any amendment, waiver or modification of any term or provision that directly affects Lenders under one or more Classes and does not directly and adversely affect Lenders under one or more other Classes may be effected with the consent of Lenders owning 50% of the aggregate commitments or Loans of such directly affected Class in lieu of the consent of the Required Lenders,

(ix)         This Agreement may be amended in the manner prescribed in Section 1.12 and/or Section 2.05(i),

(x)          this Agreement may be amended in the manner prescribed in Sections 2.22(i) and 2.23(c); it being understood and agreed that any such amendment may provide that with respect to any Class of Loans and/or Commitments that is structured as a “delayed draw” or similar facility, (i) any condition precedent to the funding of any Loan thereunder and/or (ii) any Event of Default arising as a result of any inaccuracy of any representation and/or warranty (including any certification) made in connection with the satisfaction of any such condition precedent, in each case, may be waived, amended or modified solely with the consent of a majority of the holders of such Loans and/or Commitments (or such other percentage of such holders as may be required in the amendment implementing such Class of Loans and/or Commitments (and without the consent of the Required Lenders or any other Lenders),

(xi)         for the avoidance of doubt, any “MFN” provision, including, without limitation, Sections 2.22(a)(v), may be amended solely with the consent of the Borrower and the Required Lenders,

(xii)      except as otherwise provided in Section 9.02(b)(C) above, the Required Lenders, without the consent of any other Lender, may (A) rescind any acceleration of the Loans and/or any other Obligation pursuant to Article 7 hereof and/or (B) agree that the Administrative Agent and the Lenders will forbear from exercising any remedy provided under any Loan Document with respect to any Event of Default, and

(xiii)      any amendment, waiver or modification of any term or provision of this Agreement or any other Loan Document that directly and adversely affects any Revolving Lender in its capacity as such in a disproportionate manner as compared to other Lenders under one or more other Classes (other than Revolving Loans) may be effected with the consent of the Required Revolving Lenders in lieu of the consent of the Required Lenders.

Section 9.03.        Expenses; Indemnity.

(a)         Subject to Section 9.05(f), the Borrower shall pay (i)  all reasonable and documented out-of-pocket expenses incurred by each Arranger, the Administrative Agent, the Lender Representative and their respective Affiliates (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of (x) one firm of outside counsel for the Administrative Agent and (y) one firm of outside counsel for the Arranger, the Lender Representative and their respective Affiliates (taken as a whole) and (z) if necessary, one local counsel in any relevant material jurisdiction to all such Persons, taken as a whole) in connection with the syndication and distribution (including via the Internet or through a service such as Intralinks) of the Credit Facilities, the preparation, execution, delivery and administration of the Loan Documents and any related documentation, including in connection with any amendment, modification or waiver of any provision of any Loan Document (whether or not the transactions contemplated thereby are consummated, but only to the extent the preparation of any such amendment, modification or waiver was requested by the Borrower and except as otherwise provided in a separate writing between the Borrower, the relevant Arranger and/or the Administrative Agent) and (ii) without duplication of the obligation set forth in Section 9.03(b), all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arranger, the Issuing Banks or the Lenders or any of their respective Affiliates (but limited (x) in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of (A) one firm of outside counsel for the Administrative Agent and (B) one firm of outside counsel for all the Arranger and the Lender Representative and their respective Affiliates (taken as a whole) and (C) if necessary, one local counsel in any relevant material jurisdiction to the Administrative Agent and one local counsel for all such other Persons, taken as a whole, and (y) in the case of other third party advisors, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of only third party advisors the engagement of whom has been approved by the Borrower (such approval not to be unreasonably withheld, delayed or conditioned) in writing) in connection with the enforcement, collection or protection of their respective rights in connection with the Loan Documents, including their respective rights under this Section, or in connection with the Loans made and/or Letters of Credit issued hereunder.  Except to the extent required to be paid on the Closing Date, all amounts due under this paragraph (a) shall be payable by the Borrower within 30 days of receipt by the Borrower of an invoice setting forth such expenses in reasonable detail, together with backup documentation supporting the relevant reimbursement request.

(b)         The Borrower shall indemnify each Arranger, the Administrative Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages and liabilities (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if reasonably necessary, one local counsel in any relevant material jurisdiction to all Indemnitees, taken as a whole and solely in the case of an actual or perceived conflict of interest, (x) one additional counsel to all affected Indemnitees, taken as a whole, and (y) one additional local counsel to all affected Indemnitees, taken as a whole), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby and/or the enforcement of the Loan Documents, (ii) the use of the proceeds of the Loans or any Letter of Credit, (iii) any actual or alleged Release or presence of Hazardous Materials on, at, under or from any property currently or formerly owned, leased or operated by the Borrower, any of its Restricted Subsidiaries or any other Loan Party or any Parent Loan Guarantor or any Environmental Liability related to the Borrower, any of its Restricted Subsidiaries or any other Loan Party or any Parent Loan Guarantor and/or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that any such loss, claim, damage, or liability (i) is determined by a final and non-appealable judgment of a court of competent jurisdiction (or documented in any settlement agreement referred to below) to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or, to the extent such judgment finds (or any such settlement agreement acknowledges) that any such loss, claim, damage, or liability has resulted from such Person’s material breach of the Loan Documents or (ii) arises out of any claim, litigation, investigation or proceeding brought by such Indemnitee against another Indemnitee (other than any claim, litigation, investigation or proceeding that is brought by or against the Administrative Agent, any Issuing Bank or any Arranger, acting in its capacity as the Administrative Agent, as an Issuing Bank or as an Arranger) that does not involve any act or omission of Holdings, the Borrower or any of its subsidiaries.  Each Indemnitee shall be obligated to refund or return any and all amounts paid by the Borrower pursuant to this Section 9.03(b) to such Indemnitee for any fees, expenses, or damages to the extent such Indemnitee is not entitled to payment thereof in accordance with the terms hereof.  All amounts due under this paragraph (b) shall be payable by the Borrower within 30 days (x) after receipt by the Borrower of a written demand therefor, in the case of any indemnification obligations and (y) in the case of reimbursement of costs and expenses, after receipt by the Borrower of an invoice setting forth such costs and expenses in reasonable detail, together with reasonable backup documentation supporting the relevant reimbursement request.  This Section 9.03(b) shall not apply to Taxes other than any Taxes that represent losses, claims, damages or liabilities in respect of a non-Tax claim.

(c)         The Borrower shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld, delayed or conditioned) or any losses, claims, damages, liabilities and/or expenses incurred in connection therewith, but if any proceeding is settled with the written consent of the Borrower, or if there is a final judgment against any Indemnitee in any such proceeding, the Borrower agrees to indemnify and hold harmless each Indemnitee to the extent and in the manner set forth above.  The Borrower shall not, without the prior written consent of the affected Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of which indemnity could have been sought hereunder by such Indemnitee unless (i) such settlement includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding and (ii) such settlement does not include any statement as to any admission of fault or culpability.

Section 9.04.       Waiver of Claim.  To the extent permitted by applicable Requirements of Law, no party to this Agreement nor any Secured Party shall assert, and each hereby waives on behalf of itself and its Related Parties, any claim against any other party hereto, any Loan Party, any Parent Loan Guarantor and/or any Related Party of any thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or any Letter of Credit or the use of the proceeds thereof, except, in the case of any claim by any Indemnitee against the Borrower, to the extent such damages would otherwise be subject to indemnification pursuant to the terms of Section 9.03.

Section 9.05.        Successors and Assigns.

(a)          The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that (i) except as provided under Section 6.07, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with the terms of this Section (any attempted assignment or transfer not complying with the terms of this Section shall be null and void and, with respect to any attempted assignment or transfer to any Disqualified Institution, subject to Section 9.05(f)).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and permitted assigns, to the extent provided in paragraph (e) of this Section, Participants and, to the extent expressly contemplated hereby, the Related Parties of each of the Arranger, the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)         (i)          Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of any Loan or Additional Commitment added pursuant to Sections 2.22 or 2.23 at the time owing to it) with the prior written consent of:

(A)         the Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided, that (x) the Borrower shall be deemed to have consented to any assignment of Term Loans (other than any such assignment to a Disqualified Institution) unless it has objected thereto by written notice to the Administrative Agent within 15 Business Days after receipt of written notice thereof, (y) the consent of the Borrower shall not be required for any assignment of Term Loans or Term Commitments (1) to any Term Lender or any Affiliate of any Term Lender or an Approved Fund or (2) at any time when an Event of Default under Section 7.01(a) or Sections 7.01(f) or (g) (with respect to the Borrower) exists; it being understood and agreed that the consent of the Borrower (not to be unreasonably withheld, conditioned or delayed) shall always be required for any assignment of Revolving Credit Commitments and/or Revolving Loans; and (z) the consent of the Borrower shall not be required for any assignment of Revolving Credit Commitments and/or Revolving Loans at any time when an Event of Default under Section 7.01(a) or Sections 7.01(f) or (g) (with respect to the Borrower) exists; provided, further, that notwithstanding the foregoing, the Borrower may withhold its consent to any assignment to any Person (other than a Competitor Debt Fund Affiliate, unless the Borrower has other reasonable grounds on which to withhold its consent) that is not a Disqualified Institution but is known by the Borrower to be an Affiliate of a Disqualified Institution regardless of whether such Person is identifiable as an Affiliate of a Disqualified Institution on the basis of such Affiliate’s name;

(B)         the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed); provided, that no consent of the Administrative Agent shall be required for any assignment to another Lender, any Affiliate of a Lender or any Approved Fund; and

(C)         in the case of any Revolving Facility, each Issuing Bank and the Swingline Lender, in each case, not to be unreasonably withheld, conditioned or delayed.

(ii)          Assignments shall be subject to the following additional conditions:

(A)          except in the case of any assignment to another Lender, any Affiliate of any Lender or any Approved Fund or any assignment of the entire remaining amount of the relevant assigning Lender’s Loans or Commitments of any Class, the principal amount of Loans or Commitments of the assigning Lender subject to the relevant assignment (determined as of the date on which the Assignment Agreement with respect to such assignment is delivered to the Administrative Agent and determined on an aggregate basis in the event of concurrent assignments to Related Funds or by Related Funds) shall not be less than (x) $1,000,000, in the case of Term Loans and Term Commitments and (y) $5,000,000 in the case of Revolving Loans and Revolving Credit Commitments, unless the Borrower and the Administrative Agent otherwise consent;

(B)          any partial assignment shall be made as an assignment of a proportionate part of all the relevant assigning Lender’s rights and obligations under this Agreement;

(C)        the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment Agreement via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); and

(D)         the relevant Eligible Assignee, if it is not a Lender, shall deliver on or prior to the effective date of such assignment, to the Administrative Agent (1) an Administrative Questionnaire, (2) any Internal Revenue Service form required under Section 2.17 and all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (3) an executed acknowledgement to the AAL, substantially in the form of Exhibit A thereto.

(iii)       Subject to the acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in any Assignment Agreement, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned pursuant to such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be (A) entitled to the benefits of Sections 2.15, 2.17 and 9.03 with respect to facts and circumstances occurring on or prior to the effective date of such assignment and (B) subject to its obligations thereunder and under Section 9.13).  If any assignment by any Lender holding any Promissory Note is made after the issuance of such Promissory Note, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender such Promissory Note to the Administrative Agent for cancellation, and, following such cancellation, if requested by either the assignee or the assigning Lender, the Borrower shall issue and deliver a new Promissory Note to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new commitments and/or outstanding Loans of the assignee and/or the assigning Lender.

(iv)         The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders and their respective successors and assigns, and the commitment of, and principal amount of and interest on the Loans and LC Disbursements owing to, each Lender or Issuing Bank pursuant to the terms hereof from time to time (the “Register”).  Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower’s obligations in respect of such Loans and LC Disbursements.  The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower, each Issuing Bank and each Lender (but only as to its own holdings), at any reasonable time and from time to time upon reasonable prior notice.

(v)          Upon its receipt of a duly completed Assignment Agreement executed by an assigning Lender and an Eligible Assignee, the Eligible Assignee’s completed Administrative Questionnaire and any tax certification required by Section 9.05(b)(ii)(D)(2) (unless the assignee is already a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section, if applicable, and any written consent to the relevant assignment required by paragraph (b) of this Section, the Administrative Agent shall promptly accept such Assignment Agreement and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(vi)         By executing and delivering an Assignment Agreement, the assigning Lender and the Eligible Assignee thereunder shall be deemed to confirm and agree with each other and the other parties hereto as follows: (A) the assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that the amount of its commitments, and the outstanding balances of its Loans, in each case without giving effect to any assignment thereof which has not become effective, are as set forth in such Assignment Agreement, (B) except as set forth in clause (A) above, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statement, warranty or representation made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Restricted Subsidiary or the performance or observance by the Borrower or any Restricted Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (C) the assignee represents and warrants that it is an Eligible Assignee, legally authorized to enter into such Assignment Agreement; (D) the assignee confirms that it has received a copy of this Agreement and each applicable Intercreditor Agreement, together with copies of the financial statements referred to in Section 4.01(c) or the most recent financial statements delivered pursuant to Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment Agreement; (E) the assignee will independently and without reliance upon the Administrative Agent, the assigning Lender or any other Lender and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (F) the assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent, by the terms hereof, together with such powers as are reasonably incidental thereto; and (G) the assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(c)          (i)          Any Lender may, without the consent of the Borrower, the Administrative Agent, any Issuing Bank or any other Lender, sell participations to any bank or other entity (other than to any Disqualified Institution, any natural Person, any holder of Preferred Shares (or any Affiliate of such holder) or, other than with respect to any participation to any Debt Fund Affiliate (any such participations to a Debt Fund Affiliate being subject to the limitation set forth in the first proviso of the final paragraph set forth in Section 9.05(g), as if the limitation applied to such participations), the Borrower or any of its Affiliates) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its commitments and the Loans owing to it); provided, further that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which any Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the relevant Participant, agree to any amendment, modification or waiver described in (x) clause (A) of the first proviso to Section 9.02(b) that directly and adversely affects the Loans or commitments in which such Participant has an interest and (y) clauses (B)(1), (2) or (3) of the first proviso to Section 9.02(b).  Subject to paragraph (c)(ii) of this Section, the Borrower agree that each Participant shall be entitled to the benefits of Sections 2.15 and 2.17 (subject to the limitations and requirements of such Sections and Section 2.19) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section and it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender, and if additional amounts are required to be paid pursuant to Section 2.17(a) or Section 2.17(c), to the Borrower and the Administrative Agent).  To the extent permitted by applicable Requirements of Law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender; provided that such Participant shall be subject to Section 2.18(c) as though it were a Lender.

(ii)         No Participant shall be entitled to receive any greater payment under Sections 2.15 or 2.17 than the participating Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (in its sole discretion), expressly acknowledging that such Participant’s entitlement to benefits under Sections 2.15 and 2.17 is not limited to what the participating Lender would have been entitled to receive absent the participation.

Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and their respective successors and registered assigns, and the principal and interest amounts of each Participant’s interest in the Loans or other obligations under the Loan Documents (a “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of any Participant Register (including the identity of any Participant or any information relating to any Participant’s interest in any Commitment, Loan, Letter of Credit or any other obligation under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the U.S. Treasury Regulations or under Section 1.163 5(b) of the proposed U.S. Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and each Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d)          (i)          Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (other than to any Disqualified Institution or any natural person) to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to any Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 9.05 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release any Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(ii)          No Lender may at any time enter into a total return swap, total rate of return swap, credit default swap or other derivative instrument under which any Secured Obligation is a reference obligation with any counterparty that is a Disqualified Institution.

(e)         Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof.  The making of any Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender.  Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Sections 2.15 or 2.17) and no SPC shall be entitled to any greater amount under Sections 2.15 or 2.17 or any other provision of this Agreement or any other Loan Document that the Granting Lender would have been entitled to receive, unless the grant to such SPC is made with the prior written consent of the Borrower (in its sole discretion), expressly acknowledging that such SPC’s entitlement to benefits under Sections 2.15 and 2.17 is not limited to what the Granting Lender would have been entitled to receive absent the grant to the SPC, (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender) and (iii) the Granting Lender shall for all purposes including approval of any amendment, waiver or other modification of any provision of the Loan Documents, remain the Lender of record hereunder.  In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the Requirements of Law of the U.S. or any State thereof; provided that (i) such SPC’s Granting Lender is in compliance in all material respects with its obligations to the Borrower hereunder and (ii) each Lender designating any SPC hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such SPC during such period of forbearance.  In addition, notwithstanding anything to the contrary contained in this Section 9.05, any SPC may (i) with notice to, but without the prior written consent of, the Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guaranty or credit or liquidity enhancement to such SPC.

(f)          (i)          Any assignment or participation by a Lender (A) to any Disqualified Institution or any Affiliate thereof or (B) to the extent the Borrower’s consent is required under this Section 9.05 (and not deemed to have been given pursuant to Section 9.05(b)(i)(A)) without the Borrower’s consent, to any other Person, shall be null and void, and the Borrower shall be entitled to seek specific performance to unwind any such assignment or participation and/or specifically enforce this Section 9.05(f) in addition to injunctive relief (without posting a bond or presenting evidence of irreparable harm) or any other remedies available to the Borrower at law or in equity; it being understood and agreed that Holdings, the Borrower and its subsidiaries will suffer irreparable harm if any Lender breaches any obligation under this Section 9.05 as it relates to any assignment, participation or pledge of any Loan or Commitment to any Disqualified Institution or any Affiliate thereof or any other Person to whom the Borrower’s consent is required but not obtained.  Nothing in this Section 9.05(f) shall be deemed to prejudice any right or remedy that Holdings or the Borrower may otherwise have at law or equity.  Upon the request of any Lender, the Administrative Agent may and the Borrower will make the list of Disqualified Institutions (other than any Disqualified Institution that is a reasonably identifiable Affiliate of another Disqualified Institution on the basis of such Person’s name) available to such Lender so long as such Lender agrees to keep the list of Disqualified Institutions confidential in accordance with the terms hereof.

(ii)         If any assignment or participation under this Section 9.05 is made to any Disqualified Institution and/or Affiliate of any Disqualified Institution (other than any Competitor Debt Fund Affiliate) and/or any other person whom the Borrower’s consent is required but not obtained, in each case without the Borrower’s prior written consent (any such person, a “Disqualified Person”), then the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Person and the Administrative Agent, (A) terminate any Commitment of such Disqualified Person and repay all obligations of the Borrower owing to such Disqualified Person, (B) in the case of any outstanding Term Loans, held by such Disqualified Person, purchase such Term Loans by paying the lesser of (x) par and (y) the amount that such Disqualified Person paid to acquire such Term Loans, plus accrued interest thereon, accrued fees and all other amounts payable to it hereunder and/or (C) require such Disqualified Person to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.05), all of its interests, rights and obligations under this Agreement to one or more Eligible Assignees; provided that (I) in the case of clause (B), the applicable Disqualified Person has received payment of an amount equal to the lesser of (1) par and (2) the amount that such Disqualified Person paid for the applicable Loans and participations in Letters of Credit and Swingline Loans, plus accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Borrower, (II) in the case of clause (C), the relevant assignment shall otherwise comply with this Section 9.05 (except that (x) no registration and processing fee required under this Section 9.05 shall be required with any assignment pursuant to this paragraph and (y) any Term Loan acquired by any Affiliated Lender pursuant to this paragraph will not be included in calculating compliance with the Affiliated Lender Cap for a period of 90 days following such transfer; provided that, to the extent the aggregate principal amount of Term Loans held by Affiliated Lenders exceeds the Affiliated Lender Cap on the 91st day following such transfer, then such excess amount shall either be (x) contributed to Holdings, the Borrower or any of its subsidiaries and retired and cancelled immediately upon such contribution or (y) automatically cancelled)) and (III) in no event shall such Disqualified Person be entitled to receive amounts set forth in Section 2.13(d).  Further, any Disqualified Person identified by the Borrower to the Administrative Agent (A) shall not be permitted to (x) receive information or reporting provided by any Loan Party, the Administrative Agent or any Lender and/or (y) attend and/or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent, (B) (x) shall not for purposes of determining whether the Required Lenders or the majority Lenders under any Class have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, have a right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action; it being understood that all Loans held by any Disqualified Person shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders, majority Lenders under any Class or all Lenders have taken any action, and (y) shall be deemed to vote in the same proportion as Lenders that are not Disqualified Persons in any proceeding under any Debtor Relief Law commenced by or against the Borrower or any other Loan Party or any Parent Loan Guarantor and (C) shall not be entitled to receive the benefits of Section 9.03.  For the sake of clarity, the provisions in this Section 9.05(f) shall not apply to any Person that is an assignee of any Disqualified Person, if such assignee is not a Disqualified Person.

(iii)        Notwithstanding anything to the contrary herein, each of Holdings, the Borrower and each Lender acknowledges and agrees that the Administrative Agent shall not have any responsibility or obligation to determine whether any Lender or potential Lender is a Disqualified Institution or Disqualified Person and the Administrative Agent shall have no liability with respect to any assignment or participation made to any Disqualified Institution or Disqualified Person (regardless of whether the consent of the Administrative Agent is required thereto), and none of the Borrower, any Lender or their respective Affiliates will bring any claim to such effect.

(g)         Notwithstanding anything to the contrary contained herein, any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans to any Affiliated Lender on a non-pro rata basis (A) through Dutch Auctions open to all Lenders holding the relevant Term Loans on a pro rata basis or (B) through open market purchases, in each case with respect to clauses (A) and (B), without the consent of the Administrative Agent; provided that:

(i)          (A) any Term Loans acquired by Holdings, the Borrower or any of its Restricted Subsidiaries shall, to the extent permitted by applicable Requirements of Law, be retired and cancelled immediately upon the acquisition thereof; provided that upon any such retirement and cancellation, the aggregate outstanding principal amount of the Term Loans shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans so retired and cancelled and (B) in no event shall Holdings, the Borrower or any of its Restricted Subsidiaries offer to acquire the Term Loans of any Affiliated Lender pursuant to this Section 9.05(g) unless such offer to acquire is made to all Lenders holding the relevant Class of Term Loans on a pro rata basis (it being understood and agreed that if such other Lenders of such Class decline (or fail to respond to) the offer to acquire such Term Loans within five (5) Business Days of receipt of the offer to acquire such Term Loans from Holdings, the Borrower or the applicable Restricted Subsidiary, as applicable, then Holdings, the Borrower and/or the applicable Restricted Subsidiary shall be permitted to offer the entire amount so declined (or with respect to which there was a failure to respond) to Affiliated Lenders;

(ii)         any Term Loans acquired by any Non-Debt Fund Affiliate (other than Holdings, the Borrower or any of its Restricted Subsidiaries) may (but shall not be required to) be contributed to the Borrower or any of its subsidiaries (it being understood that any such Term Loans shall, to the extent permitted by applicable Requirements of Law, be retired and cancelled promptly upon such contribution); provided that upon any such cancellation, the aggregate outstanding principal amount of the Term Loans shall be deemed reduced, as of the date of such contribution, by the full par value of the aggregate principal amount of the Term Loans so contributed and cancelled;

(iii)         the relevant Affiliated Lender and assigning or purchasing, as applicable, Lender shall have executed an Affiliated Lender Assignment and Assumption;

(iv)        after giving effect to the relevant assignment and to all other assignments to all Affiliated Lenders, the aggregate principal amount of all Term Loans then held by all Affiliated Lenders shall not exceed 25% of the aggregate principal amount of the Term Loans then outstanding (after giving effect to any substantially simultaneous cancellations thereof) (the “Affiliated Lender Cap”); provided that each party hereto acknowledges and agrees that the Administrative Agent shall not be liable for any losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever incurred or suffered by any Person in connection with any compliance or non-compliance with this clause (g)(iv) or any purported assignment exceeding the Affiliated Lender Cap (it being understood and agreed that the Affiliated Lender Cap is intended to apply to any Loans made available to Affiliated Lenders by means other than formal assignment (e.g., as a result of an acquisition of another Lender (other than any Debt Fund Affiliate) by any Affiliated Lender or the provision of Additional Term Loans by the Sponsors); provided, further, that to the extent that any assignment to any Affiliated Lender would result in the aggregate principal amount of Term Loans held by Affiliated Lenders exceeding the Affiliated Lender Cap (after giving effect to any substantially simultaneous cancellations thereof), the assignment of the relevant excess amount shall be null and void; and

(v)         in connection with any assignment effected pursuant to a Dutch Auction and/or open market purchase conducted by Holdings, the Borrower or any of its Restricted Subsidiaries, (A) the relevant Person may not use the proceeds of any Revolving Loans to fund such assignment and (B) no Default or Event of Default exists at the time of acceptance of bids for the Dutch Auction or the confirmation of such open market purchase, as applicable; and

(vi)         by its acquisition of Term Loans, each relevant Affiliated Lender shall be deemed to have acknowledged and agreed that:

(A)          it is subject to the restrictions on voting set forth in Section 9.02(c); and

(B)        such Affiliated Lender, solely in its capacity as an Affiliated Lender, will not be entitled to (i) attend (including by telephone) or participate in any meeting or discussion (or portion thereof) among the Administrative Agent or any Lender or among Lenders to which the Loan Parties or their representatives are not invited or (ii) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and one or more Lenders, except to the extent such information or materials have been made available by the Administrative Agent or any Lender to any Loan Party or its representatives (and in any case, other than the right to receive notices of Borrowings, prepayments and other administrative notices in respect of its Term Loans required to be delivered to Lenders pursuant to Article 2);

(vii)       no Affiliated Lender shall be required to represent or warrant that it is not in possession of material non-public information with respect to Holdings, the Borrower and/or any subsidiary thereof and/or their respective securities in connection with any assignment permitted by this Section 9.05(g).

Notwithstanding the foregoing or anything to the contrary contained herein, (i) the Crossholder Lender Term Loan Exchange and Cancellation may be consummated on the Second Amendment Effective Date and (ii) the Subsequent Crossholder Lender Term Loan Exchange and Cancellation may be consummated in accordance with Section 2.01(a) after the Second Amendment Effective Date.

Notwithstanding anything to the contrary contained herein, any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Loans and/or Commitments to any Debt Fund Affiliate, and any Debt Fund Affiliate may, from time to time, purchase Loans and/or Commitments (x) on a pro rata basis through Dutch auctions open to all applicable Lenders in accordance with customary procedures or (y) on a non-pro rata basis through open market purchases (including, for the avoidance of doubt, negotiated transactions) without the consent of the Administrative Agent, in each case, notwithstanding the requirements set forth in subclauses (i) through (vii) of this clause (g); provided that the Loans and Commitments held by all Debt Fund Affiliates shall not account for more than 49.9% of the amounts included in determining whether the Required Lenders or Required Revolving Lenders have (A) consented to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party or any Parent Loan Guarantor therefrom, (B) otherwise acted on any matter related to any Loan Document or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document; it being understood and agreed that the portion of the Loan and/or Commitments that accounts for more than 49.9% of the relevant Required Lender or Required Revolving Lender action shall be deemed to be voted on pro rata basis in accordance with the votes of Lenders that are not Debt Fund Affiliates.  Any Loan acquired by any Debt Fund Affiliate may (but shall not be required to) be contributed to Holdings or any of its subsidiaries for purposes of cancelling such Indebtedness (it being understood that any Loan so contributed shall, to the extent permitted by applicable Requirements of Law, be retired and cancelled immediately upon thereof); provided that upon any such cancellation, the aggregate outstanding principal amount of the relevant Class of Loans shall be deemed reduced, as of the date of such contribution, by the full par value of the aggregate principal amount of the Loans so contributed and cancelled, and each principal repayment installment with respect to the Term Loans pursuant to Section 2.10(a) shall be reduced pro rata by the full par value of the aggregate principal amount of any applicable Term Loans so contributed and cancelled.

Section 9.06.       Survival.  All covenants, agreements, representations and warranties made by the Loan Parties and the Parent Loan Guarantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loan and issuance of any Letter of Credit regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Termination Date.  The provisions of Sections 2.15, 2.17, 9.03 and 9.13 and Article 8 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Credit Commitment, the occurrence of the Termination Date or the termination of this Agreement or any provision hereof but in each case, subject to the limitations set forth in this Agreement.

Section 9.07.       Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement, the other Loan Documents, each Intercreditor Agreement and the Fee Letters constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Agreement shall become effective when it has been executed by Holdings, the Borrower and the Administrative Agent and when the Administrative Agent has received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement.  It is understood and agreed that, subject to any Requirement of Law, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state laws based on the Uniform Electronic Transactions Act.

Section 9.08.        Severability.  To the extent permitted by applicable Requirements of Law, any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.09.       Right of Setoff.  At any time when an Event of Default exists, upon the written consent of the Administrative Agent and each Issuing Bank and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (in any currency) at any time owing by the Administrative Agent, such Issuing Bank or such Lender to or for the credit or the account of any Loan Party or any Parent Loan Guarantor against any of and all the Secured Obligations held by the Administrative Agent, such Issuing Bank or such Lender, irrespective of whether or not the Administrative Agent, such Issuing Bank or such Lender shall have made any demand under the Loan Documents and although such obligations may be contingent or unmatured or are owed to a branch or office of such Lender or such Issuing Bank different than the branch or office holding such deposit or obligation on such Indebtedness.  The Administrative Agent shall promptly notify the Borrower and any applicable Lender or Issuing Bank shall promptly notify the Borrower and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section.  The rights of each Lender, each Issuing Bank and the Administrative Agent under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender, such Issuing Bank or the Administrative Agent may have.

Section 9.10.        Governing Law; Jurisdiction; Consent to Service of Process.

(a)       THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN ANY OTHER LOAN DOCUMENT) AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN ANY OTHER LOAN DOCUMENT), WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)          EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, FEDERAL COURT.  EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT.  EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE REQUIREMENTS OF LAW.  EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY OR ANY PARENT LOAN GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ITS RIGHTS UNDER ANY COLLATERAL DOCUMENT.

(c)          EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

(d)         TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01.  EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY LOAN DOCUMENT THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE.  NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE REQUIREMENTS OF LAW.

Section 9.11.       Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.12.        Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.13.      Confidentiality.  Each of the Administrative Agent, each Lender, each Issuing Bank and each Arranger agrees (and each Lender agrees to cause its SPC, if any) to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (a) to its Affiliates and/or funding and financing sources and its and their respective directors, officers, managers, employees, independent auditors, or other experts and advisors, including accountants, legal counsel and other advisors (collectively, the “Representatives”) on a “need to know” basis solely in connection with the transactions contemplated hereby and who are informed of the confidential nature of the Confidential Information and are or have been advised of their obligation to keep the Confidential Information of this type confidential; provided that such Person shall be responsible for its Affiliates’ and funding and financing sources’ and their Representatives’ compliance with this paragraph; provided, further, that unless the Borrower otherwise consents, no such disclosure shall be made by the Administrative Agent, any Issuing Bank, any Arranger, any Lender or any Affiliate or Representative thereof to any Affiliate or Representative of the Administrative Agent, any Issuing Bank, any Arranger, or any Lender that is a Disqualified Institution, (b) to the extent compelled by legal process in, or reasonably necessary to, the defense of such legal, judicial or administrative proceeding, in any legal, judicial or administrative proceeding or otherwise as required by applicable Requirements of Law (in which case such Person shall (i) to the extent permitted by applicable Requirements of Law, inform the Borrower promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment), (c) upon the demand or request of any regulatory or governmental authority (including any self-regulatory body) purporting to have jurisdiction over such Person or its Affiliates (in which case such Person shall, except with respect to any audit or examination conducted by bank accountants or any Governmental Authority or regulatory or self-regulatory authority exercising examination or regulatory authority, to the extent permitted by applicable Requirements of Law, (i) inform the Borrower promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any information so disclosed is accorded confidential treatment), (d) [reserved], (e) subject to an acknowledgment and agreement by the relevant recipient that the Confidential Information is being disseminated on a confidential basis (on substantially the terms set forth in this paragraph or as otherwise reasonably acceptable to the Borrower and the Administrative Agent) in accordance with the standard syndication process of the Arranger or market standards for dissemination of the relevant type of information, which shall in any event require “click through” or other affirmative action on the part of the recipient to access the Confidential Information and acknowledge its confidentiality obligations in respect thereof, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or prospective Participant in, any of its rights or obligations under this Agreement, including any SPC (in each case other than a Disqualified Institution and/or any Person to whom the Borrower has, at the time of disclosure, affirmatively declined to consent to any assignment), (ii) any pledgee referred to in Section 9.05, (iii) any actual or prospective, direct or indirect contractual counterparty (or its advisors) to any Derivative Transaction (including any credit default swap) or similar derivative product to which any Loan Party or any Parent Loan Guarantor is a party and (iv) in the case of the Administrative Agent, (i) the existence of this Agreement (but not the terms hereof) and the existence of the Credit Facility (but not the terms thereof) and (ii) certain other limited generic information regarding the Credit Facility (but not any other Confidential Information), may be disclosed to market data collectors and other similar service providers to the lending industry and to service providers to the Administrative Agent customarily used in the lending industry in connection with the administration of the Credit Facility in accordance with its customary practice and (g) to the extent the Confidential Information becomes publicly available other than as a result of a breach of this Section by such Person, its Affiliates or their respective Representatives.  For purposes of this Section, “Confidential Information” means all information relating to Holdings, the Borrower and/or any of its subsidiaries and their respective businesses or the Transactions (including any information obtained by the Administrative Agent, any Issuing Bank, any Lender or any Arranger, or any of their respective Affiliates or Representatives, based on a review of any books and records relating to Holdings, the Borrower and/or any of its subsidiaries and their respective Affiliates from time to time, including prior to the date hereof) other than any such information that is publicly available to the Administrative Agent or any Arranger, Issuing Bank or Lender on a non-confidential basis prior to disclosure by Holdings, the Borrower or any of its subsidiaries.  For the avoidance of doubt, in no event shall any disclosure of any Confidential Information be made to Person that is a Disqualified Institution at the time of disclosure.

Section 9.14.       No Fiduciary Duty.  Each of the Administrative Agent, the Arranger, each Lender, each Issuing Bank and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Loan Parties, the Parent Loan Guarantors, their stockholders and/or their respective affiliates.  Each Loan Party and Parent Loan Guarantor agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party or Parent Loan Guarantor, its respective stockholders or its respective affiliates, on the other.  Each Loan Party and Parent Loan Guarantor acknowledges and agrees that:  (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties and Parent Loan Guarantors, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender, in its capacity as such, has assumed an advisory or fiduciary responsibility in favor of any Loan Party or Parent Loan Guarantor, its respective stockholders or its respective affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party or Parent Loan Guarantor, its respective stockholders or its respective Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender, in its capacity as such, is acting solely as principal and not as the agent or fiduciary of such Loan Party or Parent Loan Guarantor, its respective management, stockholders, creditors or any other Person.  To the fullest extent permitted by applicable Requirements of Law, each Loan Party and each Parent Loan Guarantor waives any claim that it may have against any Lender with respect to any breach or alleged breach of fiduciary duty arising solely by virtue of this Agreement.  Each Loan Party and each Parent Loan Guarantor acknowledges and agrees that such Loan Party or Parent Loan Guarantor has consulted its own legal, tax and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.

Section 9.15.        Several Obligations.  The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan, issue any Letter of Credit or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder.

Section 9.16.       USA PATRIOT Act.  Each Lender that is subject to the requirements of the USA PATRIOT Act and the requirements of the Beneficial Ownership Regulation hereby notifies the Loan Parties and the Parent Loan Guarantors that pursuant to the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party and each Parent Loan Guarantor, which information includes the name and address of such Loan Party or Parent Loan Guarantor and other information that will allow such Lender to identify such Loan Party or such Parent Loan Guarantor in accordance with the USA PATRIOT Act and the Borrower in accordance with the Beneficial Ownership Regulation.

Section 9.17.        Disclosure of Agent Conflicts.  Each Loan Party, the Parent Loan Guarantors, each Issuing Bank and each Lender hereby acknowledge and agree that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties, the Parent Loan Guarantors and their respective Affiliates.

Section 9.18.       Appointment for Perfection.  Each Lender hereby appoints each other Lender and each Issuing Bank as its agent for the purpose of perfecting Liens for the benefit of the Administrative Agent, the Issuing Banks and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable Requirement of Law can be perfected only by possession.  If any Lender or Issuing Bank (other than the Administrative Agent) obtains possession of any Collateral, such Lender or such Issuing Bank shall notify the Administrative Agent thereof and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

Section 9.19.       Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or Letter of Credit, together with all fees, charges and other amounts which are treated as interest on such Loan or Letter of Credit under applicable Requirements of Law (collectively the “Charged Amounts”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender or Issuing Bank holding such Loan or Letter of Credit in accordance with applicable Requirements of Law, the rate of interest payable in respect of such Loan or Letter of Credit hereunder, together with all Charged Amounts payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charged Amounts that would have been payable in respect of such Loan or Letter of Credit but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charged Amounts payable to such Lender or Issuing Bank in respect of other Loans or Letters of Credit or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, have been received by such Lender or Issuing Bank.

Section 9.20.     Intercreditor Agreements.  (a) EACH LENDER AND EACH ISSUING BANK HEREUNDER AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTION CONTRARY TO THE PROVISIONS OF ~~EACH~~THE SECOND LIEN INTERCREDITOR AND SUBORDINATION AGREEMENT AND EACH OTHER INTERCREDITOR AGREEMENT ENTERED INTO BY THE ADMINISTRATIVE AGENT AND AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT TO ENTER INTO EACH APPLICABLE INTERCREDITOR AGREEMENT CONTEMPLATED BY THIS AGREEMENT AS “FIRST LIEN AGENT” (OR EQUIVALENT) AND ON BEHALF OF SUCH SECURED PARTY.  REFERENCE MUST BE MADE TO EACH INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF.  EACH SECURED PARTY IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF EACH INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY SECURED PARTY AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN ANY INTERCREDITOR AGREEMENT.  THE FOREGOING PROVISIONS ARE INTENDED AS AN INDUCEMENT TO THE LENDERS OR HOLDERS OF ANY OTHER INDEBTEDNESS SUBJECT TO ANY APPLICABLE INTERCREDITOR AGREEMENT TO EXTEND CREDIT THEREUNDER AND SUCH LENDERS AND/OR HOLDERS ARE INTENDED THIRD PARTY BENEFICIARIES OF SUCH PROVISIONS AND THE PROVISIONS OF EACH APPLICABLE INTERCREDITOR AGREEMENT.

(b) EACH LENDER AND EACH ISSUING BANK HEREUNDER AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTION CONTRARY TO THE PROVISIONS OF THE AAL.  EACH LENDER AND EACH ISSUING BANK HEREBY AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT AND THE LENDER REPRESENTATIVE TO ENTER INTO THE AAL.  EACH LENDER AND ISSUING BANK FURTHER AGREES THAT IT WILL BECOME A PARTY TO THE AAL IN ACCORDANCE WITH THE TERMS OF THE AAL.  REFERENCE MUST BE MADE TO THE AAL ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF.  EACH SECURED PARTY IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE AAL AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE ADMINISTRATIVE AGENT, THE LENDER REPRESENTATIVE NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION TO ANY SECURED PARTY AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED THEREIN.  THE FOREGOING PROVISIONS ARE INTENDED AS AN INDUCEMENT TO THE LENDERS SUBJECT TO THE AAL TO EXTEND CREDIT HEREUNDER AND SUCH LENDERS ARE INTENDED THIRD PARTY BENEFICIARIES OF SUCH PROVISIONS AND THE PROVISIONS OF THE AAL.

Section 9.21.       Conflicts.  Notwithstanding anything to the contrary contained herein or in any other Loan Document, in the event of any conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall govern and control; provided, that in the case of any conflict or inconsistency between any Intercreditor Agreement and any Loan Document, the terms of such Intercreditor Agreement shall govern and control.

Section 9.22.        Release of Guarantors.  Notwithstanding anything in Section 9.02(b) to the contrary, (a) any Subsidiary Guarantor shall automatically be released from its obligations hereunder (and its Loan Guaranty and any Lien granted by such Subsidiary Guarantor pursuant to any Collateral Document shall be automatically released) (i) upon the consummation of any transaction or series of related transactions not prohibited hereunder if as a result thereof such Subsidiary Guarantor ceases to be a Restricted Subsidiary or is an Excluded Subsidiary (or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions not prohibited hereunder, including, for the avoidance of doubt, any Permitted Practice Subsidiary Restructuring) in each case subject, if applicable, to the Specified Guarantor Release Provision, (ii) upon the occurrence of the Termination Date and/or (iii) with respect to any Discretionary Guarantor, upon notice by the Borrower to the Administrative Agent at any time as a result of a single transaction or series of related transactions not prohibited hereunder and subject, if applicable, to the Specified Guarantor Release Provision and (b) any Subsidiary Guarantor that meets the definition of “Excluded Subsidiary” shall be released by the Administrative Agent promptly following the request therefor by the Borrower, subject, if applicable, to the Specified Guarantor Release Provision.

Section 9.23.        Acknowledgement and Consent to Bail-In of Affected Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding of the parties hereto, each such party acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)          the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)          the effects of any Bail-in Action on any such liability, including, if applicable:

(i)          a reduction in full or in part or cancellation of any such liability;

(ii)        a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)         the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

Section 9.24.       Certain ERISA Matters.  Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, that at least one of the following is and will be true:

(a)         such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more benefit plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(b)          the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(c)          (i) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (ii) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (iv) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(d)          such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

In addition, unless either (1) sub-clause (i) in the immediately preceding paragraph is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding paragraph, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party or Parent Loan Guarantor, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).  To the extent the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing is not reimbursed and indemnified by the Borrower, the Lenders severally agree to reimburse and indemnify the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, in proportion to their respective “pro rata shares” (determined as set forth below) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent (or such sub-agent) or such Related Party in performing its duties hereunder or under any other Loan Document or in any way relating to or arising out of this Agreement or any other Loan Document; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or such Related Party’s, as applicable, gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).  For purposes of this paragraph, a Lender’s “pro rata share” shall be determined based upon its share of the sum of, without duplication, the total Revolving Credit Exposures, unused Commitments and outstanding Loans, in each case, at the time (or most recently outstanding and in effect).

Section 9.25.       Acknowledgement Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Derivative Transactions or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “US Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the US or any other state of the US):

(a)         In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a US Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the US Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the US or a state of the US.  In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a US Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the US Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the US or a state of the US.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)          As used in this Section 9.25, the following terms have the following meanings:

“BHC ACT Affiliate” means an “affiliate” (as defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)).

“Covered Entity” means any of the following:

(i)          a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)          a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)        a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Signature Page to Credit Agreement